UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

119 East Marcy Street, Santa Fe, New Mexico 87501

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 119 East Marcy Street, Santa Fe, New Mexico 87501

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2007

Date of reporting period: September 30, 2007

Item 1.	Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Limited Term Municipal Fund Class I

Thornburg California Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund Class I

Thornburg Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund Class I

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund Class I

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Limited Term Income Funds Class I

Thornburg Value Fund

Thornburg Value Fund Class I

Thornburg International Value Fund

Thornburg International Value Fund Class I

Thornburg Core Growth Fund

Thornburg Core Growth Fund Class I

Thornburg Investment Income Builder Fund

Thornburg Investment Income Builder Fund Class I

Thornburg Global Opportunities Fund

Thornburg Global Opportunities Fund Class I

Thornburg International Growth Fund

Thornburg International Growth Fund Class I

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

Thornburg Limited Term Municipal Fund

Annual Report – September 30, 2007

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Thornburg Limited Term Municipal Fund

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

4	This page is not part of the Annual Report.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Certified Annual Report	5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

October 18, 2007

Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg Limited Term Municipal Fund. The
net asset value of the Class A shares decreased by 4 cents per share to $13.49 during the twelve months ended September 30, 2007. If you were with us for the entire period, you received dividends of 46.2 cents per share. If you reinvested your dividends, you received 47.0 cents per share. Investors who owned Class C shares received dividends of 42.5 and 43.2 cents per share, respectively.

The past year has been one of the more interesting in recent memory. Municipal bonds traded within a fairly tight trading range until May. Then, as the Federal Reserve raised the targeted Fed
Funds rate to 5.0%, the bond market started to worry about an overheated economy and excess inflation. This drove up market yields for bonds by 0.30% to 0.40% and led to a somewhat steeper yield curve. Next, the sordid world of subprime mortgage bonds and derivatives based upon them started to unravel. Though subprime problems didn’t directly affect the municipal bond market, they did set off a panic-stricken flight to quality. As investors piled into Treasury notes and bonds, they drove their yields back down to levels that prevailed toward the beginning of 2007. However, investors mostly bypassed the municipal bond market, leaving rates there relatively unchanged.
This created a rare event during which municipal bond yields were extremely attractive relative to
Treasury yields. By late summer, ten-year high quality municipal bonds were routinely yielding
90% or more of ten-year Treasury yields, and trades over 100% were occasionally happening.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) were getting wider. Some investors, who had been comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally get compensated for taking incremental credit risk in bonds rated lower than AAA.

Since the end of August, the bond market has been gradually regaining its composure. A calmer, lower volatility environment has helped fuel a renewed appetite for risk. This has led to some retrenchment of the spread widening that occurred in May. It also has led to a wholesale re-pricing of the municipal bond market so that it is no longer extremely attractive relative to the Treasury market. However, credit spreads on most bonds are still wider than they were just a few months ago, and municipal bonds are still somewhat attractive relative to Treasury notes, particularly if you expect marginal tax rates to go up (we do).

The Class A shares of your Fund produced a total return of 3.18% over the twelve-month period ended September 30, 2007, compared to a 3.81% return for the Lehman Five-Year Municipal Bond
Index. Over the last year, five-year municipal bonds have performed better than longer and shorter maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next ten years, so it has significant exposure to bonds that mature before and after five years. Since those bonds generally underperformed five-year bonds and the index, the Fund underperformed the index.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 470 municipal obligations from 45 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering inter-

6	Certified Annual Report

mediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of the late summer market weakness to restructure the Fund somewhat. Early in 2007, the Fund’s ladder was a bit overweighted in the early years, which led to an average maturity of 4.3 years and duration of 3.4 years. As interest rates rose, we invested primarily in the later years of the Fund’s ladder so that it is now more evenly distributed. Consequently, at fiscal year end (September 30, 2007), the Fund had an average maturity of 4.75 and duration of 3.77 years. We also added incrementally to lower rated investment grade bonds, although we continue to maintain a AA average quality.

% of portfolio maturing	Cumulative % maturing
1 years = 10.9%	Year 1 = 10.9%
1 to 2 years = 8.4%	Year 2 = 19.3%
2 to 3 years = 11.1%	Year 3 = 30.4%
3 to 4 years = 12.3%	Year 4 = 42.7%
4 to 5 years = 8.8%	Year 5 = 51.5%
5 to 6 years = 10.2%	Year 6 = 61.7%
6 to 7 years = 9.5%	Year 7 = 71.2%
7 to 8 years = 9.2%	Year 8 = 80.4%
8 to 9 years = 10.1%	Year 9 = 90.5%
Over 9 years = 9.5%	Over 9 years = 100.0%

Percentages can and do vary. Data as of 9/30/07.

Looking forward, we do expect U.S. economic growth to slow from the second quarter’s healthy 3.8% rate. However, consumer spending seems to be holding up well, and exports are surging. These factors, along with new job growth of about 100,000 per month, should keep the U.S. economy out of recession territory. However, the dismal housing sector and the dislocation in financial markets will probably cap future growth at a relatively low rate. This should allow the Fed to continue easing monetary conditions, but with a close eye on what happens to inflation. Market unease about the depreciating dollar and the long-term inflation outlook should keep long-term interest rates from dropping precipitously, which, in turn, should lead to a steeper yield curve going forward. We believe that a steepening yield curve would be advantageous for the laddering style employed by this Fund.

State tax revenues have slowed from the double digit growth rates that prevailed in 2005 and early 2006, but are still increasing a solid 6.1% through June of 2007. Other sectors of the municipal bond market are also generally performing well, with credit rating upgrades continuing to greatly outnumber downgrades. While the current trend is positive, we expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show further credit improvement. We did add marginally to the Fund’s exposure to lower investment grade bonds recently, but we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 90% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2007

ASSETS
Investments at value (cost $1,053,413,389) (Note 2)	$1,070,576,863
Cash	207,318
Receivable for investments sold	7,988,440
Receivable for fund shares sold	2,460,233
Interest receivable	13,795,600
Prepaid expenses and other assets	22,408

Total Assets	1,095,050,862

LIABILITIES
Payable for securities purchased	2,865,591
Payable for fund shares redeemed	3,468,998
Payable to investment advisor and other affiliates (Note 3)	664,027
Accounts payable and accrued expenses	166,291
Dividends payable	889,285

Total Liabilities	8,054,192

NET ASSETS	$1,086,996,670

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,894)
Net unrealized appreciation on investments	17,162,817
Accumulated net realized gain (loss)	(9,637,355)
Net capital paid in on shares of beneficial interest	1,079,475,102

$1,086,996,670

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($696,716,791 applicable to 51,652,175 shares of beneficial interest outstanding - Note 4)	$13.49
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.70

Class C Shares:
Net asset value and offering price per share * ($86,563,998 applicable to 6,405,928 shares of beneficial interest outstanding - Note 4)	$13.51

Class I Shares:
Net asset value, offering and redemption price per share ($303,715,881 applicable to 22,513,725 shares of beneficial interest outstanding - Note 4)	$13.49

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Interest income (net of premium amortized of $8,593,349)	$49,796,503

EXPENSES:
Investment advisory fees (Note 3)	4,943,763
Administration fees (Note 3)
Class A Shares	949,124
Class C Shares	117,076
Class I Shares	147,481
Distribution and service fees (Note 3)
Class A Shares	1,898,247
Class C Shares	934,928
Transfer agent fees
Class A Shares	393,230
Class C Shares	61,273
Class I Shares	102,185
Registration and filing fees
Class A Shares	33,898
Class C Shares	20,890
Class I Shares	25,191
Custodian fees (Note 3)	264,045
Professional fees	57,847
Accounting fees	31,803
Trustee fees	17,608
Other expenses	120,879

Total Expenses	10,119,468
Less:
Distribution fees waived (Note 3)	(467,464)
Fees paid indirectly (Note 3)	(14,720)

Net Expenses	9,637,284

Net Investment Income	$40,159,219

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,146,124)
Net change in unrealized appreciation (depreciation) of investments	(3,013,630)

Net Realized and Unrealized Loss on Investments	(4,159,754)

Net Increase in Net Assets Resulting From Operations	$35,999,465

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$40,159,219	$42,819,933
Net realized loss on investments	(1,146,124)	(3,027,220)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(3,013,630)	(3,959,006)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,999,465	35,833,707
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(26,069,081)	(28,968,791)
Class C Shares	(2,952,660)	(3,602,082)
Class I Shares	(11,137,478)	(10,249,060)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(133,561,208)	(129,601,272)
Class C Shares	(18,529,049)	(34,410,880)
Class I Shares	18,744,294	(3,124,294)

Net Decrease in Net Assets	(137,505,717)	(174,122,672)
NET ASSETS:
Beginning of year	1,224,502,387	1,398,625,059

End of year	$1,086,996,670	$1,224,502,387

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary goal is to seek to reduce changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares.

For the year ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $2,288 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,603 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $467,464 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $14,720. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,907,768	$66,014,807	7,002,507	$94,383,822
Shares issued to shareholders in reinvestment of dividends	1,327,844	17,870,751	1,451,447	19,553,941
Shares repurchased	(16,162,702)	(217,446,766)	(18,068,444)	(243,539,035)

Net Increase (Decrease)	(9,927,090)	$(133,561,208)	(9,614,490)	$(129,601,272)

Class C Shares
Shares sold	638,787	$8,601,275	720,729	$9,723,762
Shares issued to shareholders in reinvestment of dividends	146,274	1,972,339	179,128	2,417,463
Shares repurchased	(2,157,502)	(29,102,663)	(3,447,634)	(46,552,105)

Net Increase (Decrease)	(1,372,441)	$(18,529,049)	(2,547,777)	$(34,410,880)

Class I Shares
Shares sold	7,495,756	$100,902,857	6,913,539	$93,207,821
Shares issued to shareholders in reinvestment of dividends	632,992	8,518,497	583,980	7,867,045
Shares repurchased	(6,741,062)	(90,677,060)	(7,732,221)	(104,199,160)

Net Increase (Decrease)	1,387,686	$18,744,294	(234,702)	$(3,124,294)

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $240,103,810 and $383,959,545, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,053,418,196

Gross unrealized appreciation on a tax basis	$18,463,308
Gross unrealized depreciation on a tax basis	(1,304,641)

Net unrealized appreciation (depreciation) on investments (tax basis)	$17,158,667

At September 30, 2007, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2008	$3,565,103
2013	30,614
2014	2,276,013
2015	2,811,143

$8,682,873

During the year ending September 30, 2007, $1,013,153 of capital loss carry forwards expired.

As of September 30, 2007, the Fund had deferred capital losses occurring subsequent to October 31, 2006 of $949,675. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $1,013,153, increased over-distributed investment income by $1,890 and decreased accumulated net realized investment loss by $1,015,043. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from expired capital loss carry forwards and market discount.

All dividends paid by the Fund for the year ended September 30, 2007 and September 30, 2006, represent exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14	Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30,			3 Months Ended Sept. 30,		Year Ended June 30,
Class A Shares:	2007	2006	2005	2004(c)		2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.53	$13.59	$13.83	$13.68		$14.01	$13.65

Income from investment operations:
Net investment income	0.46	0.44	0.40	0.09		0.40	0.45
Net realized and unrealized gain (loss) on investments	(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36

Total from investment operations	0.42	0.38	0.16	0.24		0.07	0.81
Less dividends from:
Net investment income	(0.46)	(0.44)	(0.40)	(0.09)		(0.40)	(0.45)

Change in net asset value	(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36
NET ASSET VALUE, end of period	$13.49	$13.53	$13.59	$13.83		$13.68	$14.01

RATIOS/SUPPLEMENTAL DATA
Total return(a)	3.18%	2.87%	1.16%	1.78%		0.47%	5.99%
Ratios to average net assets:
Net investment income	3.43%	3.28%	2.91%	2.69	%(b)	2.85%	3.20%
Expenses, after expense reductions	0.90%	0.91%	0.90%	0.89	%(b)	0.91%	0.93%
Expenses, after expense reductions and net of custody credits	0.90%	0.90%	0.90%	0.89	%(b)	0.91%	0.93%
Expenses, before expense reductions	0.90%	0.91%	0.90%	0.89	%(b)	0.91%	0.93%
Portfolio turnover rate	21.35%	23.02%	27.80%	4.57%		21.37%	15.81%
Net assets at end of period (000)	$696,717	$833,189	$967,650	$1,039,050		$1,047,482	$998,878

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

See notes to financial statements.

Certified Annual Report	15

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30,			3 Months Ended Sept. 30,		Year Ended June 30,
Class C Shares:	2007	2006	2005	2004(c)		2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.55	$13.62	$13.86	$13.70		$14.04	$13.67

Income from investment operations:
Net investment income	0.43	0.41	0.36	0.08		0.36	0.41
Net realized and unrealized gain (loss) on investments	(0.04)	(0.07)	(0.24)	0.16		(0.34)	0.37

Total from investment operations	0.39	0.34	0.12	0.24		0.02	0.78
Less dividends from:
Net investment income	(0.43)	(0.41)	(0.36)	(0.08)		(0.36)	(0.41)

Change in net asset value	(0.04)	(0.07)	(0.24)	0.16		(0.34)	0.37
NET ASSET VALUE, end of period	$13.51	$13.55	$13.62	$13.86		$13.70	$14.04

RATIOS/SUPPLEMENTAL DATA
Total return(a)	2.90%	2.52%	0.89%	1.79%		0.12%	5.78%
Ratios to average net assets:
Net investment income	3.15%	3.00%	2.63%	2.43	%(b)	2.56%	2.89%
Expenses, after expense reductions	1.19%	1.18%	1.18%	1.15	%(b)	1.19%	1.18%
Expenses, after expense reductions and net of custody credits	1.18%	1.18%	1.18%	1.15	%(b)	1.19%	1.18%
Expenses, before expense reductions	1.68%	1.68%	1.68%	1.65	%(b)	1.69%	1.68%
Portfolio turnover rate	21.35%	23.02%	27.80%	4.57%		21.37%	15.81%
Net assets at end of period (000)	$86,564	$105,436	$140,606	$156,870		$155,458	$137,559

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

See notes to the financial statements.

16	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30,			3 Months Ended Sept. 30,		Year Ended June 30,
Class I Shares:	2007	2006	2005	2004(c)		2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.53	$13.59	$13.83	$13.68		$14.01	$13.65

Income from investment operations:
Net investment income	0.51	0.49	0.44	0.11		0.44	0.49
Net realized and unrealized gain (loss) on investments	(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36

Total from investment operations	0.47	0.43	0.20	0.26		0.11	0.85
Less dividends from:
Net investment income	(0.51)	(0.49)	(0.44)	(0.11)		(0.44)	(0.49)

Change in net asset value	(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36
NET ASSET VALUE, end of period	$13.49	$13.53	$13.59	$13.83		$13.68	$14.01

RATIOS/SUPPLEMENTAL DATA
Total return(a)	3.53%	3.22%	1.50%	1.87%		0.80%	6.36%
Ratios to average net assets:
Net investment income	3.78%	3.62%	3.25%	3.02	%(b)	3.18%	3.54%
Expenses, after expense reductions	0.57%	0.57%	0.57%	0.55	%(b)	0.57%	0.58%
Expenses, after expense reductions and net of custody credits	0.57%	0.57%	0.57%	0.55	%(b)	0.57%	0.58%
Expenses, before expense reductions	0.57%	0.57%	0.57%	0.55	%(b)	0.57%	0.58%
Portfolio turnover rate	21.35%	23.02%	27.80%	4.57%		21.37%	15.81%
Net assets at end of period (000)	$303,716	$285,878	$290,369	$238,589		$222,760	$197,367

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

See notes to the financial statements.

Certified Annual Report	17

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434

NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.27%
Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	$2,875,000	$2,887,535
ALASKA — 0.83%
Alaska Energy Authority Power, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: FSA)	Aaa/AAA	955,000	1,032,737
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,175,000	1,265,416
Alaska Student Loan Corp., 5.25% due 1/1/2012 (Insured: FSA)	NR/AAA	3,000,000	3,196,080
North Slope Boro, 5.00% due 6/30/2015 (Insured: MBIA)	Aaa/AAA	3,250,000	3,516,468
ARIZONA — 1.25%
Agricultural Impact & Power Distribution, 5.00% due 1/1/2020 (Salt River)	Aa1/AA	1,205,000	1,220,267
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	NR/A-	1,000,000	1,050,590
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	NR/A-	1,325,000	1,392,482
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	NR/A-	1,440,000	1,512,936
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: XLCA)	NR/AAA	3,135,000	3,344,512
Pima County IDA, 5.45% due 4/1/2010 (Insured: MBIA)	Aaa/AAA	2,060,000	2,103,754
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	Baa3/NR	990,000	1,047,559
Pima County IDA Lease Obligation, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	390,000	400,897
Show Low IDA Hospital, 5.25% due 12/1/2010 (Navapache Regional Medical Center; Insured: ACA)	NR/A	1,000,000	1,018,210
Tucson Water, 9.75% due 7/1/2008	Aa3/A+	500,000	523,000
ARKANSAS — 0.37%
Jefferson County Hospital Improvement, 5.50% due 6/1/2010 (Jefferson Hospital Association)	NR/A	1,000,000	1,039,950
Jefferson County Hospital Improvement, 5.50% due 6/1/2011 (Jefferson Hospital Association)	NR/A	1,075,000	1,130,782
Little Rock Hotel & Restaurant GRT, 7.125% due 8/1/2009	A3/NR	1,820,000	1,890,561
CALIFORNIA — 2.74%
California State Public Works Board, 5.00% due 9/1/2016 (Regents University of California; Insured: FGIC)	Aaa/AAA	3,000,000	3,273,330
California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	NR/AAA	2,620,000	2,690,845
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,021,240
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	A1/A-	2,600,000	2,801,552
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013	A1/A-	2,550,000	2,815,888
California State Public Works Board, 5.00% due 9/1/2017 (Regents University of California; Insured: FGIC)	Aaa/AAA	3,000,000	3,257,250
Escondido USD, 5.60% due 11/1/2009 (Insured: MBIA) (ETM)	Aaa/AAA	1,250,000	1,264,775
Northern California Public Power Agency, 5.00% due 7/1/2009 (Geothermal Number 3)	A2/BBB+	11,100,000	11,109,657
South Orange County Public Financing Authority Special Tax, 8.00% due 8/15/2008 (Foothill Area; Insured: FGIC)	Aaa/AAA	1,500,000	1,558,065
COLORADO — 4.47%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: FHA, MBIA)	NR/AAA	1,530,000	1,637,284
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: FHA, MBIA)	NR/AAA	1,565,000	1,680,043
Central Platte Valley Metropolitan District, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	12,365,000	12,607,354
Colorado Department of Transportation Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,526,655

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio) (ETM)	NR/BBB+	$345,000	$346,787
Colorado HFA, 5.25% due 10/1/2026 pre-refunded 10/1/2008 (Children’s Hospital; Insured: MBIA)	Aaa/AAA	2,295,000	2,309,642
Denver City and County Airport System, 5.00% due 11/15/2016 (Insured: MBIA)	Aaa/AAA	1,515,000	1,636,245
Denver City and County Airport System, 5.00% due 11/15/2017 (Insured: MBIA)	Aaa/AAA	1,000,000	1,080,240
Denver Convention Center Hotel, 5.25% due 12/1/2014 (Insured: XLCA)	Aaa/AAA	3,000,000	3,255,480
Denver Convention Center Hotel, 5.25% due 12/1/2015 (Insured: XLCA)	Aaa/AAA	5,000,000	5,447,150
Denver Convention Center Hotel Authority, 5.00% due 12/1/2011 (Insured: XLCA) (ETM)	Aaa/AAA	3,335,000	3,518,292
E 470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: MBIA)	Aaa/AAA	2,110,000	1,609,318
Highlands Ranch Metropolitan GO District 3, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,520,000	1,537,146
Highlands Ranch Metropolitan GO District 3, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,760,000	1,769,926
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 pre-refunded 12/1/2007 (LOC: Compass Bank)	NR/A+	1,000,000	1,000,650
Plaza Metropolitan District 1, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment)	NR/NR	6,000,000	6,465,360
Southlands Metropolitan GO District 1, 6.75% due 12/1/2016	NR/NR	1,000,000	1,145,290
DELAWARE — 0.58%
Delaware EDA, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light)	Baa2/BBB-	2,045,000	2,116,104
Delaware HFA, 5.25% due 6/1/2011 (Beebe Medical Center)	Baa1/BBB+	1,275,000	1,318,006
Delaware HFA, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,370,000	1,424,978
Delaware HFA, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,445,000	1,499,939
DISTRICT OF COLUMBIA — 2.17%
District of Columbia Capital Appreciation, 0% due 4/1/2040 pre-refunded 4/1/2011 (Georgetown University)	Aaa/AAA	6,685,000	1,049,411
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,286,115
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	Aaa/AAA	2,875,000	3,123,803
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	Aaa/AAA	4,125,000	4,499,509
District of Columbia Hospital, 5.10% due 8/15/2008 (Medlantic Healthcare) (ETM)	Aaa/AAA	1,500,000	1,520,055
District of Columbia Hospital, 5.70% due 8/15/2008 (Medlantic Healthcare) (ETM)	Aaa/AAA	2,280,000	2,306,539
District of Columbia Tax Increment, 0% due 7/1/2009 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	2,000,000	1,870,620
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	1,990,000	1,720,474
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	1,480,000	1,226,358
FLORIDA — 7.64%
Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,289,080
Broward County Resource Recovery, 5.375% due 12/1/2009 (Wheelabrator South)	A3/AA	5,000,000	5,152,400
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: FSA)	Aaa/AAA	7,630,000	8,340,200
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,077,560
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: MBIA)	Aaa/AAA	1,820,000	1,944,488
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	3,260,000	3,467,303
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	2,190,000	2,265,380
Crossings at Fleming Island Community Development, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	2,340,000	2,396,839
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	2,755,000	2,798,529
Escambia County HFA, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group)	Aaa/NR	2,500,000	2,562,725
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,605,000	1,716,804
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: FSA)	Aaa/AAA	1,500,000	1,608,180
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,130,640
Florida State Department of Children & Families COP South Florida Evaluation Treatment, 5.00% due 10/1/2015	NR/AA+	925,000	990,139
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: FGIC)	Aaa/AAA	5,000,000	5,337,200
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	6,410,000	6,570,314

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: XLCA)	Aaa/AAA	$2,000,000	$2,135,460
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: XLCA)	Aaa/AAA	2,000,000	2,135,780
Jacksonville Electric St. John’s River Park Systems, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,295,800
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	A2/NR	1,000,000	1,045,960
Miami Dade County Educational Facilities Authority, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	Aaa/AAA	3,000,000	3,231,360
Miami Dade County School Board COP, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,070,933
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	2,485,000	2,559,277
Orange County HFA, 6.25% due 10/1/2007 (Orlando Regional Hospital; Insured: MBIA)	Aaa/AAA	925,000	925,204
Orange County HFA, 5.80% due 11/15/2009 (Adventist Health System) (ETM)	A1/NR	1,395,000	1,458,793
Palm Beach County Public Improvement, 5.00% due 11/1/2030 (Convention Center; Insured: FGIC)	Aaa/AAA	3,000,000	3,139,770
Pelican Marsh Community Development District, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	2,115,000	2,105,461
South Miami HFA Hospital, 5.00% due 8/15/2016 (Baptist Health)	Aa3/AA-	1,560,000	1,645,488
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,755,000	1,850,700
University of Central Florida Athletics Association Inc. COP, 5.00% due 10/1/2016 (Insured: FGIC)	Aaa/AAA	1,640,000	1,749,700
GEORGIA — 0.78%
Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: Assured Guaranty)	Aaa/AAA	3,850,000	4,213,863
Atlanta Water & Wastewater, 5.00% due 11/1/2038 pre-refunded 5/1/2009 (Insured: FGIC)	Aaa/AAA	1,015,000	1,048,536
Monroe County Development Authority PCR, 6.75% due 1/1/2010 (Oglethorpe Power; Insured: MBIA)	Aaa/AAA	2,000,000	2,133,080
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power; Insured: MBIA)	Aaa/AAA	1,000,000	1,120,440
GUAM — 0.09%
Guam Educational Financing Foundation COP, 5.00% due 10/1/2010 (Guam Public Schools)	NR/A-	1,000,000	1,029,510
HAWAII — 0.19%
Hawaii State Department of Budget & Finance Special Purpose, 4.95% due 4/1/2012 (Hawaiian Electric Company; Insured: MBIA)	Aaa/AAA	2,000,000	2,097,000
IDAHO — 0.28%
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,640,000	1,600,689
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,417,228
ILLINOIS — 9.55%
Bolingbrook, 0% due 1/1/2016 (Insured: MBIA)	Aaa/NR	1,500,000	1,058,475
Bolingbrook, 0% due 1/1/2017 (Insured: MBIA)	Aaa/NR	2,000,000	1,333,560
Champaign County Community School District 116, 0% due 1/1/2009 (ETM)	Aaa/AAA	1,205,000	1,150,245
Champaign County Community School District 116, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	2,140,000	2,042,266
Chicago, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,098,380
Chicago, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	3,000,000	3,159,960
Chicago Board of Education GO, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,104,580
Chicago Capital Appreciation, 0% due 1/1/2016 (City Colleges; Insured: FGIC)	Aaa/AAA	2,670,000	1,901,921
Chicago Gas Supply, 4.75% due 3/1/2030 (Peoples Gas Light & Coke)	A1/A-	1,500,000	1,531,455
Chicago Housing Authority Capital Program, 5.25% due 7/1/2010 (ETM)	Aaa/NR	2,300,000	2,402,373
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: FSA)	Aaa/AAA	8,460,000	9,083,164
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: FSA)	Aaa/AAA	2,000,000	2,151,020
Chicago Metropolitan Water Reclamation District, 7.00% due 1/1/2011 (ETM)	Aaa/AAA	1,070,000	1,142,781
Chicago Midway Airport, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,355,035
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,279,993
Chicago O’Hare International Airport, 5.625% due 1/1/2014 (Insured: AMBAC)	Aaa/AAA	3,065,000	3,079,620

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Chicago Park District Parking Facility, 5.75% due 1/1/2010 (ETM)	Baa1/A	$1,000,000	$1,047,060
Cook County, 6.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	3,995,000	4,556,737
Cook County Community Consolidated School District GO, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,776,900
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: FGIC)	Aaa/NR	2,500,000	3,408,375
Cook County Community School District GO, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	2,250,000	2,904,458
Du Page County Forest Preservation District, 0% due 11/1/2009 (Partial ETM)	Aaa/AAA	5,000,000	4,629,000
Illinois DFA, 6.00% due 11/15/2009 (Adventist Health; Insured: MBIA)	Aaa/AAA	3,635,000	3,817,550
Illinois DFA, 6.00% due 11/15/2010 (Adventist Health; Insured: MBIA)	Aaa/AAA	3,860,000	4,131,783
Illinois DFA Community Rehab Providers, 6.00% due 7/1/2015	NR/BBB	1,450,000	1,469,082
Illinois DFA Multi Family Housing, 5.55% due 7/20/2008 (Collateralized: GNMA)	NR/AAA	375,000	378,094
Illinois DFA PCR, 5.70% due 1/15/2009 (Commonwealth Edison Co.; Insured: MBIA)	NR/AAA	3,000,000	3,082,050
Illinois Financing Authority Student Housing, 5.00% due 5/1/2014	Baa3/NR	3,895,000	3,995,919
Illinois HFA, 5.50% due 11/15/2007 (OSF Healthcare System)	A2/A	915,000	916,857
Illinois HFA, 6.50% due 2/15/2008 (Iowa Health System)	A1/NR	1,290,000	1,302,384
Illinois HFA, 6.50% due 2/15/2009 (Iowa Health System)	A1/NR	1,375,000	1,421,214
Illinois HFA, 6.50% due 2/15/2010 (Iowa Health System) (ETM)	A1/NR	1,465,000	1,544,227
Illinois HFA, 6.00% due 2/15/2011 (Iowa Health System; Insured: AMBAC) (ETM)	Aaa/AAA	1,560,000	1,661,150
Illinois HFA, 5.50% due 11/15/2011 (Methodist Medical Center; Insured: MBIA)	Aaa/AAA	3,000,000	3,084,870
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	A3/A-	1,500,000	1,603,905
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,040,000	1,083,118
Illinois State GO, 5.00% due 10/1/2017	Aa3/AA	2,000,000	2,123,420
Kane County Forest Preservation District, 5.00% due 12/15/2015 (Insured: FGIC)	NR/AAA	2,780,000	3,013,520
Lake County Community High School District, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,765,666
McHenry & Kane Counties Community Consolidated School District, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	919,320
McHenry & Kane Counties Community Consolidated School District, 0% due 1/1/2012 (Insured: FGIC)	Aaa/AAA	2,200,000	1,871,804
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (McCormick; Insured: MBIA)	Aaa/AAA	1,045,000	840,452
Naperville City, Du Page & Will Counties Economic Development, 6.10% due 5/1/2008 (Hospital & Health System Association; LOC: Bank One N.A.)	NR/AA	675,000	676,181
Peoria Public Building Commission School District Facilities, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,093,059
Quincy Hospital, 5.00% due 11/15/2014	A3/A-	1,000,000	1,042,110
Quincy Hospital, 5.00% due 11/15/2016	A3/A-	1,000,000	1,043,370
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	Baa2/BBB	2,375,000	2,445,395
State of Illinois Waubonsee Community College District GO, 0% due 12/15/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,310,420
INDIANA — 5.17%
Allen County Economic Development, 5.60% due 12/30/2009 (Indiana Institute of Technology)	NR/NR	1,110,000	1,126,728
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	1,370,000	1,407,456
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,184,732
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/NR	1,000,000	1,072,270
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/NR	1,480,000	1,591,577
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/NR	1,520,000	1,631,538
Allen County Redevelopment District, 5.00% due 11/15/2016	A3/NR	1,000,000	1,040,850
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,082,890
Boonville Junior High School Building Corp., 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	755,879
Boonville Junior High School Building Corp., 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	737,613
Boonville Junior High School Building Corp., 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	806,645
Carmel Redevelopment Authority Lease Performing Arts, 0% due 2/1/2015	Aa2/AA	1,575,000	1,162,381
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,135,000	1,178,709
Dekalb County Redevelopment Authority Lease Rental, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement; Insured: XLCA)	Aaa/AAA	1,000,000	1,068,680

Certified Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	$910,000 $	941,704
Elberfeld J. H. Castle School Building Corp. First Mortgage, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,809,352
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured: AMBAC)	NR/AAA	1,000,000	1,075,510
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured: AMBAC)	NR/AAA	1,000,000	1,079,500
Huntington Economic Development, 6.15% due 11/1/2008 (United Methodist Membership)	NR/NR	535,000	543,421
Huntington Economic Development, 6.20% due 11/1/2010 (United Methodist Membership)	NR/NR	790,000	809,932
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	Aa2/NR	1,500,000	1,583,280
Indiana Multi School Building Corp. First Mortgage, 5.00% due 7/15/2016 (Insured: MBIA)	Aaa/AAA	5,000,000	5,405,600
Indiana State Educational Facilities Authority, 5.75% due 10/1/2009 (University of Indianapolis)	NR/A-	670,000	695,031
Indiana State Finance Authority Facilities, Forensic & Health Science, 5.00% due 7/1/2016 (Insured: MBIA)	Aaa/AAA	1,030,000	1,114,903
Indianapolis Local Public Improvement Bond, 5.00% due 1/1/2015 (Waterworks; Insured: MBIA)	Aaa/AAA	1,000,000	1,075,440
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2015 (Waterworks; Insured: MBIA)	Aaa/AAA	1,000,000	1,079,220
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2016 (Insured: FGIC)	Aaa/AAA	1,030,000	1,105,159
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	871,741
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	474,620
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Aaa/AAA	1,200,000	1,290,612
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	1,250,000	1,349,375
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,128,702
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,220,704
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,230,630
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	NR/A+	1,660,000	1,750,868
Perry Township Multi School Building, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,289,367
Peru Community School Corp. First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	742,540
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,445,000	1,554,430
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	Aaa/AAA	2,095,000	2,252,146
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA	995,000	1,046,451
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA	1,095,000	1,169,767
West Clark 2000 School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,448,582
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (State Aid Withholding)	Aaa/AAA	2,080,000	2,237,269
IOWA — 2.07%
Ankeny Community School District Sales & Services Tax, 5.00% due 7/1/2010	NR/AA-	2,900,000	3,012,491
Des Moines Limited Obligation, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates; LOC: Wells Fargo Bank)	NR/NR	2,985,000	2,984,880
Dubuque Community School District, 5.00% due 1/1/2013 (1)	NR/NR	1,600,000	1,620,432
Dubuque Community School District, 5.00% due 7/1/2013	NR/NR	1,640,000	1,660,943
Iowa Finance Authority, 6.50% due 2/15/2009 (Iowa Health Services)	Aa3/NR	1,825,000	1,892,069
Iowa Finance Authority, 6.50% due 2/15/2010 (Iowa Health Services)	Aa3/NR	2,955,000	3,131,354
Iowa Finance Authority, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services; Insured: AMBAC)	Aaa/AAA	3,145,000	3,347,444
Iowa Finance Authority Trinity Health, 5.75% due 12/1/2007	Aa2/AA-	1,430,000	1,434,905
Iowa Finance Authority Trinity Health, 5.75% due 12/1/2010	Aa2/AA-	3,295,000	3,430,128
KENTUCKY — 1.46%
Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA) (ETM)	Aaa/AAA	2,835,000	2,934,735
Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	4,565,000	4,728,290
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured: MBIA) (ETM)	Aaa/AAA	3,775,000	3,971,489
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured MBIA)	Aaa/AAA	4,055,000	4,266,063

22	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
LOUISIANA — 3.25%
East Baton Rouge Sewer Commission, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	$3,000,000	$3,193,110
Jefferson Sales Tax District Special Sales Tax, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,515,000	1,519,515
Louisiana Environmental Facilities & Community Development Authority Multi Family, 5.00% due 9/1/2012 (Bellemont Apartments)	Baa3/NR	1,000,000	984,980
Louisiana Public Facilities Authority, 5.75% due 10/1/2008 (Loyola University)	A1/A+	1,000,000	1,019,310
Louisiana Public Facilities Authority, 5.375% due 12/1/2008 (Wynhoven Health Care Center; Guaranty: Archdiocese of New Orleans)	NR/NR	975,000	974,532
Louisiana Public Facilities Authority Hospital, 5.50% due 7/1/2010 (Franciscan Missionaries; Insured: FSA)	Aaa/AAA	1,000,000	1,048,600
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,037,220
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	A3/NR	1,825,000	1,894,387
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,037,770
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	A3/NR	1,035,000	1,072,001
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,027,650
Louisiana State, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	1,980,000	2,024,312
Louisiana State Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,365,650
Louisiana State Correctional Facilities Corp. Lease, 5.00% due 12/15/2007 (Insured: Radian)	NR/AA	3,760,000	3,767,106
Louisiana State Offshore Terminal Authority, 4.25% due 10/1/2037 put 10/1/2010 (Deepwater Port Loop LLC)	A3/A	4,200,000	4,223,562
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	Aa3/AA	1,505,000	1,532,963
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	2,400,000	2,505,816
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	NR/AAA	1,115,000	1,097,495
MASSACHUSETTS — 3.70%
Massachusetts DFA Resource Recovery, 5.50% due 1/1/2011 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	3,470,000	3,663,140
Massachusetts GO, 6.00% due 11/1/2008	Aa2/AA	1,000,000	1,027,490
Massachusetts GO Construction Loan, 5.00% due 9/1/2015	Aa2/AA	10,000,000	10,869,200
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,345,000	2,462,953
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: FGIC)	Aaa/AAA	3,415,000	3,659,685
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,330,000	2,463,486
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	3,215,000	3,418,735
Massachusetts Industrial Finance Agency Biomedical, 0% due 8/1/2008	Aa2/AA-	1,000,000	969,350
Massachusetts Industrial Finance Agency Biomedical, 0% due 8/1/2010	Aa2/AA-	13,000,000	11,668,150
MICHIGAN — 3.44%
Detroit Convention Facility, 5.25% due 9/30/2007 (Cobo Hall Expansion)	NR/A	1,000,000	1,000,080
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	Baa3/BBB	3,715,000	3,884,664
Dickinson County Healthcare Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,500,000	2,572,700
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,240,340
Michigan HFA, 5.375% due 7/1/2012 (Port Huron Hospital; Insured: FSA)	Aaa/AAA	1,710,000	1,712,138
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	Aaa/AAA	6,000,000	6,496,800
Michigan State COP, 5.00% due 9/1/2031 put 9/1/2011 (Insured: MBIA)	Aaa/AAA	6,000,000	6,271,200
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A1/A+	1,000,000	1,051,320
Michigan State HFA, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Credit)	Aa2/AA	10,000,000	10,014,900
Michigan State Strategic Fund Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Detroit Edison Co.; Insured: AMBAC)	Aaa/NR	2,075,000	2,151,401

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MINNESOTA — 1.13%
Dakota County Community Development Agency Multi Family Housing, 5.00% due 11/1/2017 (Commons on Marice)	NR/NR	$1,150,000	$1,118,870
Minneapolis & St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	NR/AAA	8,005,000	8,618,823
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	1,037,580
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligated Group)	Baa1/BBB	1,500,000	1,561,035
MISSISSIPPI — 0.54%
Gautier Utility District Systems, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,094,276
Mississippi Development Bank Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,565,000	1,545,657
Mississippi State GO, 6.20% due 2/1/2008 (ETM)	Aaa/AAA	3,175,000	3,197,447
MISSOURI — 0.22%
Missouri Development Finance Board Healthcare Facilities, 4.80% due 11/1/2012 (Lutheran Home Aged; LOC: Commerce Bank)	Aa2/NR	1,275,000	1,304,070
Missouri State Health & Educational Facilities Authority, 5.00% due 6/1/2011 (SSM Healthcare Corp.)	NR/AA-	1,000,000	1,041,440
MONTANA — 1.68%
Forsyth PCR, 5.00% due 10/1/2032 put 12/30/2008 (Avista Corp.; Insured: AMBAC)	Aaa/AAA	11,440,000	11,646,949
Forsyth PCR, 5.20% due 5/1/2033 put 5/1/2009 (Portland General)	Baa1/BBB+	4,385,000	4,461,124
Montana Facilities Finance Authority, 5.00% due 1/1/2015 (Benefis Health Systems; Insured: Assured Guaranty)	NR/AAA	1,000,000	1,064,340
Montana Facilities Finance Authority, 5.00% due 1/1/2016 (Benefis Health Systems; Insured: Assured Guaranty)	NR/AAA	1,000,000	1,065,340
NEBRASKA — 0.78%
Madison County Hospital Authority, 5.25% due 7/1/2010 (Faith Regional Health Services; Insured: Radian)	NR/AA	1,455,000	1,495,944
Madison County Hospital Authority, 5.50% due 7/1/2012 (Faith Regional Health Services; Insured: Radian)	NR/AA	1,625,000	1,701,310
Omaha Public Power District Electric Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,322,850
NEVADA — 1.10%
Clark County District 121, 5.00% due 12/1/2015 (Insured: AMBAC)	Aaa/AAA	1,960,000	2,107,019
Clark County School District GO, 5.00% due 6/15/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,067,570
Las Vegas Special Local Improvement District 707, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,645,000	1,693,495
Nevada Housing Division Multi Family Housing, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	205,000	205,156
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,021,550
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,033,340
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,334,588
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,547,285
NEW HAMPSHIRE — 1.24%
Manchester Housing & Redevelopment Authority, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,565,475
New Hampshire Health & Educational Facilities Medical Centers, 5.00% due 10/1/2016 (Southern NH Health Systems)	NR/A-	1,260,000	1,310,488
New Hampshire Health & Educational Facilities Medical Centers, 5.00% due 10/1/2017 (Southern NH Health Systems)	NR/A-	1,000,000	1,037,890
New Hampshire IDA, 3.75% due 12/1/2009 (Central Vermont Public Services; LOC: Citizens Bank)	Aa2/AA-	2,880,000	2,896,647
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: MBIA)	Aaa/AAA	2,985,000	3,242,874
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: MBIA)	Aaa/AAA	3,130,000	3,404,063

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
NEW JERSEY — 2.48%
Hudson County COP, 7.00% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	$1,000,000	$1,152,530
Hudson County COP, 6.25% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,500,000	1,725,750
New Jersey EDA, 5.00% due 11/15/2011 (Seabrook Village)	NR/NR	1,000,000	993,690
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	981,150
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: FGIC)	Aaa/AAA	7,375,000	7,795,965
New Jersey State Transportation Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,399,050
New Jersey State Transportation Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	7,650,000	8,353,418
Tobacco Settlement Financing Corp, 6.125% due 6/1/2024	Aaa/AAA	500,000	534,090
NEW MEXICO — 0.84%
Belen Consolidated School District No 2, 4.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,000,000	1,004,650
Farmington PCR, 4.06% due 5/1/2024 put 10/1/2007 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	1,600,000	1,600,000
New Mexico Finance Authority State Office Building Tax, 5.00% due 6/1/2013 pre-refunded 6/1/2011	Aa1/AAA	1,325,000	1,390,124
New Mexico Highway Commission Tax, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aaa/AAA	4,865,000	5,099,541
NEW YORK — 4.70%
Hempstead Town IDA Resource Recovery, 5.00% due 12/1/2008 (American Ref-Fuel; Insured: MBIA)	Aaa/AAA	1,000,000	1,016,720
Long Island Power Authority Electric Systems, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	2,285,000	2,294,757
New York City Housing Development Corp. Multi Family Housing, 5.50% due 11/1/2009 (Insured: FHA)	Aa2/AA	185,000	186,741
New York City IDA, 5.25% due 6/1/2011 (Lycee Francais De New York; Insured: ACA)	NR/A	2,215,000	2,275,071
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais De New York; Insured: ACA)	NR/A	2,330,000	2,406,051
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,325,250
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,159,900
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2015	Aa1/AAA	1,500,000	1,626,825
New York Dormitory Authority Mental Health Services Facilities Improvement, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,661,600
New York State Dormitory Authority, 5.50% due 7/1/2012 (South Nassau Community Hospital)	Baa1/NR	1,820,000	1,911,346
New York State Dormitory Authority, 5.50% due 7/1/2013 (South Nassau Community Hospital)	Baa1/NR	1,500,000	1,585,365
New York State Dormitory Authority, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,269,680
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,069,320
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,759,436
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,551,990
New York State Dormitory Authority Hospital, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aaa/AAA	3,650,000	3,944,372
New York State Thruway Authority Service Contract, 5.50% due 4/1/2013 (Local Highway & Bridge; Insured: XLCA)	Aaa/AAA	1,000,000	1,076,260
Oneida County IDA, 6.00% due 1/1/2009 (Faxton Hospital; Insured: Radian)	NR/AA	710,000	728,084
Port Authority 148th, 5.00% due 8/15/2017 (Insured: FSA)	Aaa/AAA	4,725,000	5,150,817
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A1/AA-	40,000	40,058
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013	A1/AA-	3,050,000	3,077,816
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,017,960
NORTH CAROLINA — 2.84%
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2016	Aa3/AA-	3,420,000	3,614,461
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2017	Aa3/AA-	2,000,000	2,106,240
North Carolina Eastern Municipal Power Agency, 5.375% due 1/1/2011	Baa1/BBB	3,000,000	3,123,720
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2012	Baa1/BBB	650,000	680,706

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
North Carolina Eastern Municipal Power Agency, 5.50% due 1/1/2012	Baa1/BBB	$1,100,000	$1,162,623
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2013	Baa1/BBB	1,055,000	1,113,331
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 (Correctional Facilities)	Aa1/AA+	2,400,000	2,532,864
North Carolina Municipal Power Agency, 6.00% due 1/1/2008 (Catawba Electric; Insured: MBIA)	Aaa/AAA	3,900,000	3,925,077
North Carolina Municipal Power Agency, 6.00% due 1/1/2010 (Catawba Electric; Insured: MBIA)	Aaa/AAA	2,400,000	2,527,440
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	A3/BBB+	2,505,000	2,672,860
North Carolina Municipal Power Agency, 6.375% due 1/1/2013 (Catawba Electric)	A3/BBB+	1,000,000	1,054,530
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 (Correctional Facilities)	Aa1/AA+	5,000,000	5,299,800
University of North Carolina Systems Pool, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,091,718
NORTH DAKOTA — 0.15%
Ward County Health Care Facilities, 5.00% due 7/1/2013 (Trinity Obligated Group)	NR/BBB+	1,560,000	1,607,050
OHIO — 2.53%
Akron COP, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,000,000	3,210,300
Akron COP, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	NR/AAA	2,000,000	2,149,640
Cleveland Cuyahoga County Port Authority, 6.00% due 11/15/2010	NR/NR	2,555,000	2,635,227
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,085,940
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,533,812
Lorain County Hospital, 6.00% due 9/1/2008 (Catholic Healthcare Partners; Insured: MBIA)	Aaa/AAA	1,200,000	1,224,396
Mahoning Valley Sanitary District, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,334,268
Mahoning Valley Sanitary District, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	808,038
Montgomery County, 6.00% due 12/1/2008 (Catholic Health Initiatives)	Aa2/AA	2,250,000	2,311,447
Montgomery County, 6.00% due 12/1/2009 (Catholic Health Initiatives)	Aa2/AA	2,385,000	2,502,557
Montgomery County, 6.00% due 12/1/2010 (Catholic Health Initiatives)	Aa2/AA	1,530,000	1,633,030
Ohio State Unlimited Tax GO, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,187,150
Plain Local School District, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	839,710
Reading Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute; Insured: Radian)	NR/AA	975,000	999,814
OKLAHOMA — 1.15%
Comanche County Hospital Authority, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,026,780
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	Aa3/AA	1,340,000	1,406,893
Grand River Dam Authority, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,258,836
Jenks Aquarium Authority First Mortgage, 5.50% due 7/1/2010 (ETM)	Aaa/NR	325,000	334,149
Oklahoma DFA Health Facilities, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	794,131
Oklahoma DFA Hospital, 5.25% due 12/1/2011 (Duncan Regional Hospital)	NR/A-	1,215,000	1,268,047
Oklahoma DFA Hospital, 5.00% due 10/1/2012 (Unity Health Center)	NR/A-	1,070,000	1,110,007
Oklahoma DFA Hospital, 5.25% due 12/1/2012 (Duncan Regional Hospital)	NR/A-	1,330,000	1,396,287
Oklahoma DFA Hospital, 5.25% due 12/1/2013 (Duncan Regional Hospital)	NR/A-	1,350,000	1,423,534
Oklahoma State Industrial Health Authority, 6.00% due 8/15/2010 pre-refunded 8/15/2009 (Integris
Health Systems; Insured: MBIA)	Aaa/AAA	190,000	200,308
Oklahoma State Industrial Health Authority, 6.00% due 8/15/2010 (Integris Health Systems; Insured: MBIA)	Aaa/AAA	2,150,000	2,264,229
OREGON — 0.57%
Clackamas County HFA, 5.00% due 5/1/2008 (Legacy Health Systems)	A1/AA-	4,000,000	4,030,960
Oregon State Department Administrative Services COP, 5.00% due 11/1/2014 (Insured: FGIC)	Aaa/AAA	1,000,000	1,075,430
Oregon State Department Administrative Services COP, 5.00% due 11/1/2015 (Insured: FGIC)	Aaa/AAA	1,000,000	1,078,770
PENNSYLVANIA — 2.18%
Allegheny County Hospital Development, 6.30% due 5/1/2009 (South Hills Health System)	Baa1/NR	795,000	816,680
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	NR/AAA	1,915,000	2,058,012
Delaware County Authority, 5.50% due 11/15/2007 (Catholic Health East; Insured: AMBAC)	Aaa/AAA	1,000,000	1,002,510

26	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Geisinger Authority Health Systems, 5.50% due 8/15/2009	Aa2/AA	$1,000,000	$1,025,090
Northampton County IDA, 5.35% due 7/1/2010 (Moravian Hall Square; Insured: Radian)	NR/AA	1,200,000	1,201,068
Pennsylvania Higher Educational Facilities, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems)	A1/A+	1,250,000	1,263,787
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: FSA)	Aaa/AAA	3,000,000	3,220,530
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: FSA)	Aaa/AAA	3,315,000	3,542,011
Pittsburgh, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,630,521
Pittsburgh, 5.50% due 9/1/2014 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,119,200
Sayre HFA, 5.00% due 7/1/2008 (Latrobe Area Hospital; Insured: AMBAC)	Aaa/AAA	1,255,000	1,269,282
Sayre HFA, 5.25% due 7/1/2011 (Latrobe Area Hospital; Insured: AMBAC) (1)	Aaa/AAA	1,400,000	1,480,948
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC)	Aaa/AAA	1,000,000	1,067,900
PUERTO RICO — 0.09%
Puerto Rico Commonwealth Highway & Transportation Authority, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,011,530
RHODE ISLAND — 0.87%
Providence GO, 5.50% due 1/15/2012 (Insured: FGIC)	Aaa/AAA	1,880,000	2,024,817
Providence Public Building Authority, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,080,117
Rhode Island State, 5.00% due 10/1/2014 (Providence Plantations; Insured: MBIA)	Aaa/AAA	1,000,000	1,069,100
Rhode Island State Economic Development Corp., 5.75% due 7/1/2010 (Providence Place Mall; Insured: Radian)	NR/AA	1,560,000	1,604,320
Rhode Island State Health & Education Building Corp., 4.50% due 9/1/2009 (Butler Hospital; LOC: Fleet National Bank)	NR/AA+	1,960,000	1,989,184
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,565,000	1,662,155
SOUTH CAROLINA — 2.17%
Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	1,045,000	1,049,514
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	Baa3/BBB	7,975,000	8,475,511
Greenville County School District Building Equity Sooner Tomorrow, 5.25% due 12/1/2015	Aa3/AA-	1,000,000	1,072,940
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Healthcare; Insured: FSA)	Aaa/AAA	2,000,000	2,134,480
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,078,640
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,080,260
South Carolina Jobs EDA, 5.50% due 4/1/2027 put 10/5/2007 (Episcopal Convention Center; Insured: Radian) (weekly demand notes)	A-1+/F1+	8,750,000	8,750,000
SOUTH DAKOTA — 0.11%
South Dakota State Health & Educational Facilities Authority, 5.50% due 9/1/2011 (Rapid City Regional Hospital; Insured: MBIA)	Aaa/AAA	1,100,000	1,174,591
TENNESSEE — 0.98%
Franklin County Health & Educational Facilities Board, 4.75% due 9/1/2009 (University of the South)	NR/A+	685,000	693,165
Metro Government Nashville Multi Family, 7.50% due 11/15/2010 pre-refunded 5/15/2010	Aaa/AAA	2,000,000	2,195,560
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,460,385
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	Aa3/AA-	5,000,000	5,241,400
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	Aa3/AA-	1,000,000	1,041,950
TEXAS — 14.19%
Amarillo Health Facilities Corp., 5.50% due 1/1/2011 (St. Anthony’s Hospital Corp.; Insured: FSA)	Aaa/NR	1,350,000	1,427,260
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	Aaa/AAA	2,890,000	3,105,999
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	Aaa/AAA	1,520,000	1,640,080

Certified Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Bell County Health Facilities Development Corp., 6.25% due 8/15/2010 (Scott & White Memorial Hospital; Insured: MBIA)	Aaa/AAA	$1,000,000	$1,070,030
Bexar County Housing Finance Corp. Multi Family Housing, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,862,154
Cedar Hill ISD, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	440,000	387,099
Clint ISD, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,802,986
Clint ISD, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,155,000	1,222,325
Collin County Limited Tax Improvement, 5.00% due 2/15/2016	Aaa/AAA	1,465,000	1,583,328
Corpus Christi Business & Job Development Corp., 5.00% due 9/1/2012 (Refunding & Improvement Arena; Insured: AMBAC)	Aaa/AAA	1,025,000	1,088,734
Corpus Christi Utility Systems, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,031,540
Corpus Christi Utility Systems, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	4,945,675
Duncanville ISD, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,354,122
Duncanville ISD, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	1,053,917
Fort Worth Water & Sewer, 5.25% due 2/15/2011 (Tarrant & Denton County)	Aa2/AA	1,390,000	1,462,780
Fort Worth Water & Sewer, 5.25% due 2/15/2011 pre-refunded 2/15/2008	Aa2/NR	3,800,000	3,824,738
Grapevine Colleyville ISD, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	6,351,061
Grapevine GO, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,007,586
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2011 (Bayport Area Systems; Insured: AMBAC)	Aaa/AAA	1,000,000	1,052,580
Harris County GO, 0% due 8/1/2008	Aa1/AA+	7,000,000	6,790,700
Harris County Health Facilities Development Corp. Thermal Utility, 5.45% due 2/15/2011 (Teco; Insured: AMBAC)	Aaa/AAA	3,385,000	3,503,949
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco; Insured: MBIA)	Aaa/AAA	1,500,000	1,585,200
Harris County Hospital District, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	10,000,000	10,594,100
Harris County Hospital District, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,118,820
Harris County Hospital District Mortgage, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,265,000	1,324,683
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: MBIA) (2)	Aaa/AAA	1,275,000	1,360,540
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: MBIA) (2)	Aaa/AAA	1,500,000	1,605,390
Harris County Sports Authority Senior Lien, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,898,499
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	Aaa/AAA	6,190,000	4,704,400
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	Aaa/AAA	1,000,000	657,780
Keller ISD, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	1,038,225
Laredo Certificate of Obligation, 5.00% due 2/15/2018 (Insured: MBIA)	Aaa/AAA	2,000,000	2,150,040
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,754,321
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,861,601
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,969,469
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,080,038
Mesquite ISD, 0% due 2/15/2008 (Guaranty: PSF) (ETM)	Aaa/NR	1,055,000	1,040,589
Mesquite ISD, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	360,000	355,093
Mesquite ISD, 0% due 2/15/2009 (Guaranty: PSF) (ETM)	Aaa/NR	570,000	541,574
Mesquite ISD, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	630,000	598,664
Mesquite ISD, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,612,943
Midtown Redevelopment Authority Texas, 6.00% due 1/1/2010 (Insured: Radian)	Aa3/AA	700,000	726,516
Midtown Redevelopment Authority Texas, 6.00% due 1/1/2011 (Insured: Radian)	Aa3/AA	740,000	778,732
North Central Health Facility Development Hospital Baylor Health Care System, 5.00% due 5/15/2017	Aa3/AA-	5,000,000	5,092,150
North East ISD, 5.00% due 8/1/2016	Aaa/AAA	2,000,000	2,167,440
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School; LOC: Allied Irish Banks plc)	AA2/NR	2,500,000	2,487,825
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: MBIA)	Aaa/AAA	3,000,000	3,217,620
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	Baa2/NR	6,000,000	6,184,980
Socorro ISD, 5.75% due 2/15/2011 pre-refunded 2/15/2008 (Guaranty: PSF)	NR/AAA	1,970,000	1,986,509
Spring Branch ISD, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	559,760
Tarrant County Health Facilities Development Corp., 5.875% due 11/15/2007 (Adventist/Sunbelt Health System) (ETM)	A1/NR	580,000	581,583

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2008 (Texas Health Resources Systems; Insured: MBIA)	Aaa/AAA	$3,000,000	$3,024,780
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2009 (Texas Health Resources Systems; Insured: MBIA)	Aaa/AAA	3,000,000	3,084,000
Tarrant County Health Facilities Development Corp., 6.00% due 11/15/2009 (Adventist/Sunbelt Health System) (ETM)	A1/NR	650,000	681,961
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2011 (Texas Health Resources Systems; Insured: MBIA)	Aaa/AAA	1,400,000	1,439,200
Tarrant County Health Facilities Development Corp., 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System)	A1/NR	730,000	790,291
Tarrant County Health Facilities Development Corp., 5.25% due 2/15/2017 (Texas Health Resources Systems; Insured: MBIA)	Aaa/AAA	5,000,000	5,130,050
Texarkana Health Facilities Development Corp., 5.75% due 10/1/2008 (Wadley Regional Medical Center; Insured: MBIA)	Aaa/AAA	1,500,000	1,533,000
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	795,450
Texas State Affordable Housing Corp., 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,948,890
Texas State Public Finance Authority, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (State Preservation; Insured: FSA)	Aaa/AAA	1,000,000	1,043,980
Texas State Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University Financing; Insured: MBIA)	Aaa/NR	1,305,000	1,407,195
Texas State Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University Financing; Insured: MBIA)	Aaa/NR	1,450,000	1,569,016
Tomball Hospital Authority, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,486,922
Travis County Health Facilities Development Corp., 5.75% due 11/15/2008 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,300,000	2,356,511
Travis County Health Facilities Development Corp., 5.75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,000,000	2,105,880
Washington County Health Facilities Development Corp., 5.35% due 6/1/2009 (Trinity Medical Center; Insured: ACA)	NR/A	870,000	881,806
Weslaco Certificates of Obligation Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,835,000	3,088,704
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,623,104
UTAH — 0.69%
Intermountain Power Agency Supply, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,359,573
Salt Lake County Municipal Building Authority, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,558,275
Utah State Board of Regents Auxiliary Systems & Student Fee, 5.00% due 5/1/2010	NR/AA	510,000	527,243
Utah State University Hospital Board of Regents, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,014,590
VIRGINIA — 0.99%
Alexandria IDA, 5.75% due 10/1/2007 (Insured: AMBAC) (ETM)	Aaa/AAA	1,010,000	1,010,172
Alexandria IDA, 5.75% due 10/1/2008 (Insured: AMBAC) (ETM)	Aaa/AAA	1,070,000	1,094,182
Alexandria IDA, 5.75% due 10/1/2009 (Insured: AMBAC) (ETM)	Aaa/AAA	1,130,000	1,179,788
Alexandria IDA, 5.75% due 10/1/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,195,000	1,270,440
Chesterfield County IDA PCR, 5.50% due 10/1/2009 (Vepco)	Baa1/BBB	1,500,000	1,516,725
Norton IDA Hospital Improvement, 5.75% due 12/1/2012 (Norton Community Hospital; Insured: ACA)	NR/A	1,460,000	1,543,643
Suffolk Redevelopment Housing Authority, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac; Collateralized: FNMA)	Aaa/NR	3,000,000	3,118,260
WASHINGTON — 2.82%
Energy Northwest Washington Electric, 4.95% due 7/1/2008 (Wind)	A3/A-	1,760,000	1,778,445
Energy Northwest Washington Electric, 4.95% due 7/1/2008 (Wind)	A3/A-	705,000	711,542
Energy Northwest Washington Electric, 5.375% due 7/1/2013 (Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,127,320

Certified Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Number 3)	Aaa/AA-	$5,470,000	$5,912,632
Goat Hill Properties Lease, 5.00% due 12/1/2012 (Government Office Building; Insured: MBIA)	Aaa/AAA	2,055,000	2,180,663
Snohomish County Public Utilities District 1 Electric, 5.00% due 12/1/2015 (Insured: FSA)	Aaa/AAA	5,015,000	5,367,204
Spokane Regional Solid Waste, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,002,660
Washington Public Power Supply, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,029,720
Washington State HFA, 5.50% due 12/1/2009 (Providence Services; Insured: MBIA)	Aaa/AAA	1,500,000	1,561,590
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital Medical Center A; Credit Support: Assured Guaranty)	Aaa/AAA	1,000,000	1,060,420
Washington State Public Power Supply Systems, 0% due 7/1/2008 (Nuclear Number 3)	Aaa/AA-	830,000	807,723
Washington State Public Power Supply Systems, 0% due 7/1/2008 (Nuclear Number 3)	Aaa/AA-	1,140,000	1,109,243
Washington State Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,018,180
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Nuclear Number 2; Insured: FSA)	Aaa/AAA	1,300,000	1,401,413
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Insured: MBIA-IBC)	Aaa/AAA	1,760,000	1,409,021
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Insured: MBIA-IBC)	Aaa/AAA	3,000,000	2,197,140
WEST VIRGINIA — 0.17%
Harrison County Nursing Facility, 5.625% due 9/1/2010 (Salem Health Care Corp.; LOC: Fleet Bank)	NR/NR	245,000	246,247
Kanawha, Mercer, Nicholas, Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	Aaa/NR	2,260,000	1,574,610
WISCONSIN — 0.61%
Bradley PCR, 6.75% due 7/1/2009 (Owens Illinois Waste) (ETM)	NR/B	1,500,000	1,581,015
Wisconsin State Health & Educational Facilities Authority, 5.50% due 8/15/2008 (Aurora Health Care Inc.; Insured: MBIA)	Aaa/AAA	2,000,000	2,042,900
Wisconsin State Health & Educational Facilities Authority, 5.50% due 9/1/2036 put 10/5/2007 (Watertown Memorial Hospital Inc.; Insured: Radian) (weekly demand notes)	Aa3/A-1+	3,000,000	3,000,000
WYOMING — 0.37%
West Park Hospital District, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	1,615,000	1,616,986
Wyoming Farm Loan Board, 0% due 4/1/2009	NR/AA	2,500,000	2,363,751

TOTAL INVESTMENTS — 98.49% (Cost $1,053,413,389)			$1,070,576,863
OTHER ASSETS LESS LIABILITIES — 1.51%			16,419,807

NET ASSETS — 100.00%			$1,086,996,670

30	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(1)	Segregated as collateral for a when-issued security.

(2)	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HUD	Housing Urban Development
IDA	Industrial Development Authority
ISD	Independent School District
LOC	Line of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

Certified Annual Report	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

32	Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class A Shares
Actual	$1,000.00	$1,018.30	$4.53
Hypothetical*	$1,000.00	$1,020.58	$4.53
Class C Shares
Actual	$1,000.00	$1,016.90	$5.93
Hypothetical*	$1,000.00	$1,019.19	$5.94
Class I Shares
Actual	$1,000.00	$1,020.00	$2.83
Hypothetical*	$1,000.00	$1,022.26	$2.83

†	Expenses are equal to the annualized expense ratio for each class (A: 0.90%; C: 1.17%; and I: 0.56%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report	33

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Municipal Fund Class A Total Returns versus

Lehman Brothers Five Year Municipal Bond Index and Consumer Price Index

(September 28, 1984 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)	1.61%	2.18%	3.56%	5.59%
C Shares (Incep: 9/01/94)	2.40%	2.20%	3.37%	3.72%

FUND ATTRIBUTES

as of September 30, 2007

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 9/28/84)	3.56%	3.05%	$13.49	$13.70
C Shares (Incep: 9/01/94)	3.31%	2.84%	$13.51	$13.51

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

34	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

36	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thorn-burg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	37

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees recalled their observations that the value of comparisons of the Fund’s investment performance to fund categories, and in particular to broad based securities indices, is limited because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting investments for other funds and indices, and the largely theoretical character of fixed income security indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s above average or better investment returns over most periods relative to two categories of municipal debt mutual funds selected by independent

38	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

mutual fund analyst firms, and the Fund’s relative performance against comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, a comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other similar mutual funds. The Trustees considered that the management fee charged by the Advisor to the Fund was higher to a small degree than the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, but that the overall expense ratio was comparable to the average and median expense ratios for the same fund group. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor from its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report	39

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

40	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	41

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 8750 1 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

Thornburg Limited Term Municipal Fund

I Shares

Annual Report – September 30, 2007

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online
instead of through traditional mail.

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www.thornburg.com/edelivery

2     This page is not part of the Annual Report.

Thornburg Limited Term Municipal Fund

I Shares – September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

4	Certified Annual Report

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Certified Annual Report	5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

October 18, 2007

Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class I shares decreased by 4 cents per share to $13.49 during the twelve months ended September 30, 2007. If you were with us for the entire period, you received dividends of 50.8 cents per share. If you reinvested your dividends, you received 51.7 cents per share.

The past year has been one of the more interesting in recent memory. Municipal bonds traded within a fairly tight trading range until May. Then, as the Federal Reserve raised the targeted Fed Funds rate to 5.0%, the bond market started to worry about an overheated economy and excess inflation. This drove up market yields for bonds by 0.30% to 0.40% and led to a somewhat steeper yield curve. Next, the sordid world of subprime mortgage bonds and derivatives based upon them started to unravel. Though subprime problems didn’t directly affect the municipal bond market, they did set off a panic-stricken flight to quality. As investors piled into Treasury notes and bonds, they drove their yields back down to levels that prevailed toward the beginning of 2007. However, investors mostly bypassed the municipal bond market, leaving rates there relatively unchanged. This created a rare event during which municipal bond yields were extremely attractive relative to Treasury yields. By late summer, ten-year high quality municipal bonds were routinely yielding 90% or more of ten-year Treasury yields, and trades over 100% were occasionally happening.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) were getting wider. Some investors, who had been comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally get compensated for taking incremental credit risk in bonds rated lower than AAA.

Since the end of August, the bond market has been gradually regaining its composure. A calmer, lower volatility environment has helped fuel a renewed appetite for risk. This has led to some retrenchment of the spread widening that occurred in May. It also has led to a wholesale re-pricing of the municipal bond market so that it is no longer extremely attractive relative to the Treasury market. However, credit spreads on most bonds are still wider than they were just a few months ago, and municipal bonds are still somewhat attractive relative to Treasury notes, particularly if you expect marginal tax rates to go up (we do).

The Class I shares of your Fund produced a total return of 3.53% over the twelve-month period ended September 30, 2007, compared to a 3.81% return for the Lehman Five-Year Municipal Bond Index. Over the last year, five-year municipal bonds have performed better than longer and shorter maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next ten years, so it has significant exposure to bonds that mature before and after five years. Since those bonds generally underperformed five-year bonds and the index, the Fund underperformed the index.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 470 municipal obligations from 45 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in

6	Certified Annual Report

a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of the late summer market weakness to restructure the Fund somewhat. Early in 2007, the Fund’s ladder was a bit overweighted in the early years, which led to an average maturity of 4.3 years and duration of 3.4 years. As interest rates rose, we invested primarily in the later years of the Fund’s ladder so that it is now more evenly distributed. Consequently, at fiscal year end (September 30, 2007), the Fund had an average maturity of 4.75 and duration of 3.77 years. We also added incrementally to lower rated investment grade bonds, although we continue to maintain a AA average quality.

% of portfolio maturing		Cumulative % maturing
1 years =	10.9%	Year 1 =	10.9%
1 to 2 years =	8.4%	Year 2 =	19.3%
2 to 3 years =	11.1%	Year 3 =	30.4%
3 to 4 years =	12.3%	Year 4 =	42.7%
4 to 5 years =	8.8%	Year 5 =	51.5%
5 to 6 years =	10.2%	Year 6 =	61.7%
6 to 7 years =	9.5%	Year 7 =	71.2%
7 to 8 years =	9.2%	Year 8 =	80.4%
8 to 9 years =	10.1%	Year 9 =	90.5%
Over 9 years =	9.5%	Over 9 years =	100.0%

Percentages can and do vary. Data as of 9/30/07.

Looking forward, we do expect U.S. economic growth to slow from the second quarter’s healthy 3.8% rate. However, consumer spending seems to be holding up well, and exports are surging. These factors, along with new job growth of about 100,000 per month, should keep the U.S. economy out of recession territory. However, the dismal housing sector and the dislocation in financial markets will probably cap future growth at a relatively low rate. This should allow the Fed to continue easing monetary conditions, but with a close eye on what happens to inflation. Market unease about the depreciating dollar and the long-term inflation outlook should keep long-term interest rates from dropping precipitously, which, in turn, should lead to a steeper yield curve going forward. We believe that a steepening yield curve would be advantageous for the laddering style employed by this Fund.

State tax revenues have slowed from the double digit growth rates that prevailed in 2005 and early 2006, but are still increasing a solid 6.1% through June of 2007. Other sectors of the municipal bond market are also generally performing well, with credit rating upgrades continuing to greatly outnumber downgrades. While the current trend is positive, we expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show further credit improvement. We did add marginally to the Fund’s exposure to lower investment grade bonds recently, but we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 90% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2007

ASSETS
Investments at value (cost $1,053,413,389) (Note 2)	$1,070,576,863
Cash	207,318
Receivable for investments sold	7,988,440
Receivable for fund shares sold	2,460,233
Interest receivable	13,795,600
Prepaid expenses and other assets	22,408

Total Assets	1,095,050,862

LIABILITIES
Payable for securities purchased	2,865,591
Payable for fund shares redeemed	3,468,998
Payable to investment advisor and other affiliates (Note 3)	664,027
Accounts payable and accrued expenses	166,291
Dividends payable	889,285

Total Liabilities	8,054,192

NET ASSETS	$1,086,996,670

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,894)
Net unrealized appreciation on investments	17,162,817
Accumulated net realized gain (loss)	(9,637,355)
Net capital paid in on shares of beneficial interest	1,079,475,102

$1,086,996,670

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($696,716,791 applicable to 51,652,175 shares of beneficial interest outstanding - Note 4)	$13.49
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.70

Class C Shares:
Net asset value and offering price per share * ($86,563,998 applicable to 6,405,928 shares of beneficial interest outstanding - Note 4)	$13.51

Class I Shares:
Net asset value, offering and redemption price per share ($303,715,881 applicable to 22,513,725 shares of beneficial interest outstanding - Note 4)	$13.49

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Interest income (net of premium amortized of $8,593,349)	$49,796,503

EXPENSES:
Investment advisory fees (Note 3)	4,943,763
Administration fees (Note 3)
Class A Shares	949,124
Class C Shares	117,076
Class I Shares	147,481
Distribution and service fees (Note 3)
Class A Shares	1,898,247
Class C Shares	934,928
Transfer agent fees
Class A Shares	393,230
Class C Shares	61,273
Class I Shares	102,185
Registration and filing fees
Class A Shares	33,898
Class C Shares	20,890
Class I Shares	25,191
Custodian fees (Note 3)	264,045
Professional fees	57,847
Accounting fees	31,803
Trustee fees	17,608
Other expenses	120,879

Total Expenses	10,119,468
Less:
Distribution fees waived (Note 3)	(467,464)
Fees paid indirectly (Note 3)	(14,720)

Net Expenses	9,637,284

Net Investment Income	$40,159,219

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,146,124)
Net change in unrealized appreciation (depreciation) of investments	(3,013,630)

Net Realized and Unrealized Loss on Investments	(4,159,754)

Net Increase in Net Assets Resulting From Operations	$35,999,465

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$40,159,219	$42,819,933
Net realized loss on investments	(1,146,124)	(3,027,220)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(3,013,630)	(3,959,006)

Net Increase (Decrease) in Net Assets Resulting from operations	35,999,465	35,833,707
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(26,069,081)	(28,968,791)
Class C Shares	(2,952,660)	(3,602,082)
Class I Shares	(11,137,478)	(10,249,060)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(133,561,208)	(129,601,272)
Class C Shares	(18,529,049)	(34,410,880)
Class I Shares	18,744,294	(3,124,294)

Net Decrease in Net Assets	(137,505,717)	(174,122,672)
NET ASSETS:
Beginning of year	1,224,502,387	1,398,625,059

End of year	$1,086,996,670	$1,224,502,387

See notes to financial statements.

10	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary goal is to seek to reduce changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares.

For the year ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $2,288 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,603 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $467,464 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $14,720. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,907,768	$66,014,807	7,002,507	$94,383,822
Shares issued to shareholders in reinvestment of dividends	1,327,844	17,870,751	1,451,447	19,553,941
Shares repurchased	(16,162,702)	(217,446,766)	(18,068,444)	(243,539,035)

Net Increase (Decrease)	(9,927,090)	$(133,561,208)	(9,614,490)	$(129,601,272)

Class C Shares
Shares sold	638,787	$8,601,275	720,729	$9,723,762
Shares issued to shareholders in reinvestment of dividends	146,274	1,972,339	179,128	2,417,463
Shares repurchased	(2,157,502)	(29,102,663)	(3,447,634)	(46,552,105)

Net Increase (Decrease)	(1,372,441)	$(18,529,049)	(2,547,777)	$(34,410,880)

Class I Shares
Shares sold	7,495,756	$100,902,857	6,913,539	$93,207,821
Shares issued to shareholders in reinvestment of dividends	632,992	8,518,497	583,980	7,867,045
Shares repurchased	(6,741,062)	(90,677,060)	(7,732,221)	(104,199,160)

Net Increase (Decrease)	1,387,686	$18,744,294	(234,702)	$(3,124,294)

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $240,103,810 and $383,959,545, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,053,418,196

Gross unrealized appreciation on a tax basis	$18,463,308
Gross unrealized depreciation on a tax basis	(1,304,641)

Net unrealized appreciation (depreciation) on investments (tax basis)	$17,158,667

At September 30, 2007, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2008	$3,565,103
2013	30,614
2014	2,276,013
2015	2,811,143

$8,682,873

During the year ending September 30, 2007, $1,013,153 of capital loss carry forwards expired.

As of September 30, 2007, the Fund had deferred capital losses occurring subsequent to October 31, 2006 of $949,675. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $1,013,153, increased over-distributed investment income by $1,890 and decreased accumulated net realized investment loss by $1,015,043. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from expired capital loss carry forwards and market discount.

All dividends paid by the Fund for the year ended September 30, 2007 and September 30, 2006, represent exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14	Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30,			3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
	2007	2006	2005			2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.53	$13.59	$13.83	$13.68		$14.01	$13.65

Income from investment operations:
Net investment income	0.51	0.49	0.44	0.11		0.44	0.49
Net realized and unrealized gain (loss) on investments	(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36

Total from investment operations	0.47	0.43	0.20	0.26		0.11	0.85
Less dividends from:
Net investment income	(0.51)	(0.49)	(0.44)	(0.11)		(0.44)	(0.49)

Change in net asset value	(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36
NET ASSET VALUE, end of period	$13.49	$13.53	$13.59	$13.83		$13.68	$14.01

RATIOS/SUPPLEMENTAL DATA

Total return(a)	3.53%	3.22%	1.50%	1.87%		0.80%	6.36%
Ratios to average net assets:
Net investment income	3.78%	3.62%	3.25%	3.02	%(b)	3.18%	3.54%
Expenses, after expense reductions	0.57%	0.57%	0.57%	0.55	%(b)	0.57%	0.58%
Expenses, after expense reductions and net of custody credits	0.57%	0.57%	0.57%	0.55	%(b)	0.57%	0.58%
Expenses, before expense reductions	0.57%	0.57%	0.57%	0.55	%(b)	0.57%	0.58%
Portfolio turnover rate	21.35%	23.02%	27.80%	4.57%		21.37%	15.81%
Net assets at end of period (000)	$303,716	$285,878	$290,369	$238,589		$222,760	$197,367

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

See notes to the financial statements.

Certified Annual Report	15

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434

NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.27%
Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	$2,875,000	$2,887,535
ALASKA — 0.83%
Alaska Energy Authority Power, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: FSA)	Aaa/AAA	955,000	1,032,737
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,175,000	1,265,416
Alaska Student Loan Corp., 5.25% due 1/1/2012 (Insured: FSA)	NR/AAA	3,000,000	3,196,080
North Slope Boro, 5.00% due 6/30/2015 (Insured: MBIA)	Aaa/AAA	3,250,000	3,516,468
ARIZONA — 1.25%
Agricultural Impact & Power Distribution, 5.00% due 1/1/2020 (Salt River)	Aa1/AA	1,205,000	1,220,267
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	NR/A-	1,000,000	1,050,590
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	NR/A-	1,325,000	1,392,482
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	NR/A-	1,440,000	1,512,936
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: XLCA)	NR/AAA	3,135,000	3,344,512
Pima County IDA, 5.45% due 4/1/2010 (Insured: MBIA)	Aaa/AAA	2,060,000	2,103,754
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	Baa3/NR	990,000	1,047,559
Pima County IDA Lease Obligation, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	390,000	400,897
Show Low IDA Hospital, 5.25% due 12/1/2010 (Navapache Regional Medical Center; Insured: ACA)	NR/A	1,000,000	1,018,210
Tucson Water, 9.75% due 7/1/2008	Aa3/A+	500,000	523,000
ARKANSAS — 0.37%
Jefferson County Hospital Improvement, 5.50% due 6/1/2010 (Jefferson Hospital Association)	NR/A	1,000,000	1,039,950
Jefferson County Hospital Improvement, 5.50% due 6/1/2011 (Jefferson Hospital Association)	NR/A	1,075,000	1,130,782
Little Rock Hotel & Restaurant GRT, 7.125% due 8/1/2009	A3/NR	1,820,000	1,890,561
CALIFORNIA — 2.74%
California State Public Works Board, 5.00% due 9/1/2016 (Regents University of California; Insured: FGIC)	Aaa/AAA	3,000,000	3,273,330
California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	NR/AAA	2,620,000	2,690,845
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,021,240
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	A1/A-	2,600,000	2,801,552
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013	A1/A-	2,550,000	2,815,888
California State Public Works Board, 5.00% due 9/1/2017 (Regents University of California; Insured: FGIC)	Aaa/AAA	3,000,000	3,257,250
Escondido USD, 5.60% due 11/1/2009 (Insured: MBIA) (ETM)	Aaa/AAA	1,250,000	1,264,775
Northern California Public Power Agency, 5.00% due 7/1/2009 (Geothermal Number 3)	A2/BBB+	11,100,000	11,109,657
South Orange County Public Financing Authority Special Tax, 8.00% due 8/15/2008 (Foothill Area; Insured: FGIC)	Aaa/AAA	1,500,000	1,558,065
COLORADO — 4.47%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: FHA, MBIA)	NR/AAA	1,530,000	1,637,284
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: FHA, MBIA)	NR/AAA	1,565,000	1,680,043
Central Platte Valley Metropolitan District, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	12,365,000	12,607,354
Colorado Department of Transportation Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,526,655

16	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio) (ETM)	NR/BBB+	$345,000	$346,787
Colorado HFA, 5.25% due 10/1/2026 pre-refunded 10/1/2008 (Children’s Hospital; Insured: MBIA)	Aaa/AAA	2,295,000	2,309,642
Denver City and County Airport System, 5.00% due 11/15/2016 (Insured: MBIA)	Aaa/AAA	1,515,000	1,636,245
Denver City and County Airport System, 5.00% due 11/15/2017 (Insured: MBIA)	Aaa/AAA	1,000,000	1,080,240
Denver Convention Center Hotel, 5.25% due 12/1/2014 (Insured: XLCA)	Aaa/AAA	3,000,000	3,255,480
Denver Convention Center Hotel, 5.25% due 12/1/2015 (Insured: XLCA)	Aaa/AAA	5,000,000	5,447,150
Denver Convention Center Hotel Authority, 5.00% due 12/1/2011 (Insured: XLCA) (ETM)	Aaa/AAA	3,335,000	3,518,292
E 470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: MBIA)	Aaa/AAA	2,110,000	1,609,318
Highlands Ranch Metropolitan GO District 3, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,520,000	1,537,146
Highlands Ranch Metropolitan GO District 3, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,760,000	1,769,926
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 pre-refunded 12/1/2007 (LOC: Compass Bank)	NR/A+	1,000,000	1,000,650
Plaza Metropolitan District 1, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment)	NR/NR	6,000,000	6,465,360
Southlands Metropolitan GO District 1, 6.75% due 12/1/2016	NR/NR	1,000,000	1,145,290
DELAWARE — 0.58%
Delaware EDA, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light)	Baa2/BBB-	2,045,000	2,116,104
Delaware HFA, 5.25% due 6/1/2011 (Beebe Medical Center)	Baa1/BBB+	1,275,000	1,318,006
Delaware HFA, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,370,000	1,424,978
Delaware HFA, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,445,000	1,499,939
DISTRICT OF COLUMBIA — 2.17%
District of Columbia Capital Appreciation, 0% due 4/1/2040 pre-refunded 4/1/2011 (Georgetown University)	Aaa/AAA	6,685,000	1,049,411
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,286,115
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	Aaa/AAA	2,875,000	3,123,803
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	Aaa/AAA	4,125,000	4,499,509
District of Columbia Hospital, 5.10% due 8/15/2008 (Medlantic Healthcare) (ETM)	Aaa/AAA	1,500,000	1,520,055
District of Columbia Hospital, 5.70% due 8/15/2008 (Medlantic Healthcare) (ETM)	Aaa/AAA	2,280,000	2,306,539
District of Columbia Tax Increment, 0% due 7/1/2009 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	2,000,000	1,870,620
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	1,990,000	1,720,474
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	1,480,000	1,226,358
FLORIDA — 7.64%
Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,289,080
Broward County Resource Recovery, 5.375% due 12/1/2009 (Wheelabrator South)	A3/AA	5,000,000	5,152,400
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: FSA)	Aaa/AAA	7,630,000	8,340,200
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,077,560
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: MBIA)	Aaa/AAA	1,820,000	1,944,488
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	3,260,000	3,467,303
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	2,190,000	2,265,380
Crossings at Fleming Island Community Development, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	2,340,000	2,396,839
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	2,755,000	2,798,529
Escambia County HFA, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group)	Aaa/NR	2,500,000	2,562,725
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,605,000	1,716,804
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: FSA)	Aaa/AAA	1,500,000	1,608,180
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,130,640
Florida State Department of Children & Families COP South Florida Evaluation Treatment, 5.00% due 10/1/2015	NR/AA+	925,000	990,139
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: FGIC)	Aaa/AAA	5,000,000	5,337,200
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	6,410,000	6,570,314

Certified Annual Report	17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: XLCA)	Aaa/AAA	$2,000,000	$2,135,460
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: XLCA)	Aaa/AAA	2,000,000	2,135,780
Jacksonville Electric St. John’s River Park Systems, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,295,800
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	A2/NR	1,000,000	1,045,960
Miami Dade County Educational Facilities Authority, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	Aaa/AAA	3,000,000	3,231,360
Miami Dade County School Board COP, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,070,933
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	2,485,000	2,559,277
Orange County HFA, 6.25% due 10/1/2007 (Orlando Regional Hospital; Insured: MBIA)	Aaa/AAA	925,000	925,204
Orange County HFA, 5.80% due 11/15/2009 (Adventist Health System) (ETM)	A1/NR	1,395,000	1,458,793
Palm Beach County Public Improvement, 5.00% due 11/1/2030 (Convention Center; Insured: FGIC)	Aaa/AAA	3,000,000	3,139,770
Pelican Marsh Community Development District, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	2,115,000	2,105,461
South Miami HFA Hospital, 5.00% due 8/15/2016 (Baptist Health)	Aa3/AA-	1,560,000	1,645,488
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,755,000	1,850,700
University of Central Florida Athletics Association Inc. COP, 5.00% due 10/1/2016 (Insured: FGIC)	Aaa/AAA	1,640,000	1,749,700
GEORGIA — 0.78%
Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: Assured Guaranty)	Aaa/AAA	3,850,000	4,213,863
Atlanta Water & Wastewater, 5.00% due 11/1/2038 pre-refunded 5/1/2009 (Insured: FGIC)	Aaa/AAA	1,015,000	1,048,536
Monroe County Development Authority PCR, 6.75% due 1/1/2010 (Oglethorpe Power; Insured: MBIA)	Aaa/AAA	2,000,000	2,133,080
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power; Insured: MBIA)	Aaa/AAA	1,000,000	1,120,440
GUAM — 0.09%
Guam Educational Financing Foundation COP, 5.00% due 10/1/2010 (Guam Public Schools)	NR/A-	1,000,000	1,029,510
HAWAII — 0.19%
Hawaii State Department of Budget & Finance Special Purpose, 4.95% due 4/1/2012 (Hawaiian Electric Company; Insured: MBIA)	Aaa/AAA	2,000,000	2,097,000
IDAHO — 0.28%
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,640,000	1,600,689
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,417,228
ILLINOIS — 9.55%
Bolingbrook, 0% due 1/1/2016 (Insured: MBIA)	Aaa/NR	1,500,000	1,058,475
Bolingbrook, 0% due 1/1/2017 (Insured: MBIA)	Aaa/NR	2,000,000	1,333,560
Champaign County Community School District 116, 0% due 1/1/2009 (ETM)	Aaa/AAA	1,205,000	1,150,245
Champaign County Community School District 116, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	2,140,000	2,042,266
Chicago, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,098,380
Chicago, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	3,000,000	3,159,960
Chicago Board of Education GO, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,104,580
Chicago Capital Appreciation, 0% due 1/1/2016 (City Colleges; Insured: FGIC)	Aaa/AAA	2,670,000	1,901,921
Chicago Gas Supply, 4.75% due 3/1/2030 (Peoples Gas Light & Coke)	A1/A-	1,500,000	1,531,455
Chicago Housing Authority Capital Program, 5.25% due 7/1/2010 (ETM)	Aaa/NR	2,300,000	2,402,373
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: FSA)	Aaa/AAA	8,460,000	9,083,164
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: FSA)	Aaa/AAA	2,000,000	2,151,020
Chicago Metropolitan Water Reclamation District, 7.00% due 1/1/2011 (ETM)	Aaa/AAA	1,070,000	1,142,781
Chicago Midway Airport, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,355,035
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,279,993
Chicago O’Hare International Airport, 5.625% due 1/1/2014 (Insured: AMBAC)	Aaa/AAA	3,065,000	3,079,620

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Chicago Park District Parking Facility, 5.75% due 1/1/2010 (ETM)	Baa1/A	$1,000,000	$1,047,060
Cook County, 6.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	3,995,000	4,556,737
Cook County Community Consolidated School District GO, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,776,900
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: FGIC)	Aaa/NR	2,500,000	3,408,375
Cook County Community School District GO, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	2,250,000	2,904,458
Du Page County Forest Preservation District, 0% due 11/1/2009 (Partial ETM)	Aaa/AAA	5,000,000	4,629,000
Illinois DFA, 6.00% due 11/15/2009 (Adventist Health; Insured: MBIA)	Aaa/AAA	3,635,000	3,817,550
Illinois DFA, 6.00% due 11/15/2010 (Adventist Health; Insured: MBIA)	Aaa/AAA	3,860,000	4,131,783
Illinois DFA Community Rehab Providers, 6.00% due 7/1/2015	NR/BBB	1,450,000	1,469,082
Illinois DFA Multi Family Housing, 5.55% due 7/20/2008 (Collateralized: GNMA)	NR/AAA	375,000	378,094
Illinois DFA PCR, 5.70% due 1/15/2009 (Commonwealth Edison Co.; Insured: MBIA)	NR/AAA	3,000,000	3,082,050
Illinois Financing Authority Student Housing, 5.00% due 5/1/2014	Baa3/NR	3,895,000	3,995,919
Illinois HFA, 5.50% due 11/15/2007 (OSF Healthcare System)	A2/A	915,000	916,857
Illinois HFA, 6.50% due 2/15/2008 (Iowa Health System)	A1/NR	1,290,000	1,302,384
Illinois HFA, 6.50% due 2/15/2009 (Iowa Health System)	A1/NR	1,375,000	1,421,214
Illinois HFA, 6.50% due 2/15/2010 (Iowa Health System) (ETM)	A1/NR	1,465,000	1,544,227
Illinois HFA, 6.00% due 2/15/2011 (Iowa Health System; Insured: AMBAC) (ETM)	Aaa/AAA	1,560,000	1,661,150
Illinois HFA, 5.50% due 11/15/2011 (Methodist Medical Center; Insured: MBIA)	Aaa/AAA	3,000,000	3,084,870
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	A3/A-	1,500,000	1,603,905
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,040,000	1,083,118
Illinois State GO, 5.00% due 10/1/2017	Aa3/AA	2,000,000	2,123,420
Kane County Forest Preservation District, 5.00% due 12/15/2015 (Insured: FGIC)	NR/AAA	2,780,000	3,013,520
Lake County Community High School District, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,765,666
McHenry & Kane Counties Community Consolidated School District, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	919,320
McHenry & Kane Counties Community Consolidated School District, 0% due 1/1/2012 (Insured: FGIC)	Aaa/AAA	2,200,000	1,871,804
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (McCormick; Insured: MBIA)	Aaa/AAA	1,045,000	840,452
Naperville City, Du Page & Will Counties Economic Development, 6.10% due 5/1/2008 (Hospital & Health System Association; LOC: Bank One N.A.)	NR/AA	675,000	676,181
Peoria Public Building Commission School District Facilities, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,093,059
Quincy Hospital, 5.00% due 11/15/2014	A3/A-	1,000,000	1,042,110
Quincy Hospital, 5.00% due 11/15/2016	A3/A-	1,000,000	1,043,370
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	Baa2/BBB	2,375,000	2,445,395
State of Illinois Waubonsee Community College District GO, 0% due 12/15/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,310,420
INDIANA — 5.17%
Allen County Economic Development, 5.60% due 12/30/2009 (Indiana Institute of Technology)	NR/NR	1,110,000	1,126,728
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	1,370,000	1,407,456
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,184,732
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/NR	1,000,000	1,072,270
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/NR	1,480,000	1,591,577
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/NR	1,520,000	1,631,538
Allen County Redevelopment District, 5.00% due 11/15/2016	A3/NR	1,000,000	1,040,850
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,082,890
Boonville Junior High School Building Corp., 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	755,879
Boonville Junior High School Building Corp., 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	737,613
Boonville Junior High School Building Corp., 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	806,645
Carmel Redevelopment Authority Lease Performing Arts, 0% due 2/1/2015	Aa2/AA	1,575,000	1,162,381
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,135,000	1,178,709
Dekalb County Redevelopment Authority Lease Rental, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement; Insured: XLCA)	Aaa/AAA	1,000,000	1,068,680

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	$910,000	$941,704
Elberfeld J. H. Castle School Building Corp. First Mortgage, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,809,352
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured: AMBAC)	NR/AAA	1,000,000	1,075,510
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured: AMBAC)	NR/AAA	1,000,000	1,079,500
Huntington Economic Development, 6.15% due 11/1/2008 (United Methodist Membership)	NR/NR	535,000	543,421
Huntington Economic Development, 6.20% due 11/1/2010 (United Methodist Membership)	NR/NR	790,000	809,932
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	Aa2/NR	1,500,000	1,583,280
Indiana Multi School Building Corp. First Mortgage, 5.00% due 7/15/2016 (Insured: MBIA)	Aaa/AAA	5,000,000	5,405,600
Indiana State Educational Facilities Authority, 5.75% due 10/1/2009 (University of Indianapolis)	NR/A-	670,000	695,031
Indiana State Finance Authority Facilities, Forensic & Health Science, 5.00% due 7/1/2016 (Insured: MBIA)	Aaa/AAA	1,030,000	1,114,903
Indianapolis Local Public Improvement Bond, 5.00% due 1/1/2015 (Waterworks; Insured: MBIA)	Aaa/AAA	1,000,000	1,075,440
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2015 (Waterworks; Insured: MBIA)	Aaa/AAA	1,000,000	1,079,220
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2016 (Insured: FGIC)	Aaa/AAA	1,030,000	1,105,159
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	871,741
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	474,620
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Aaa/AAA	1,200,000	1,290,612
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	1,250,000	1,349,375
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,128,702
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,220,704
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,230,630
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	NR/A+	1,660,000	1,750,868
Perry Township Multi School Building, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,289,367
Peru Community School Corp. First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	742,540
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,445,000	1,554,430
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	Aaa/AAA	2,095,000	2,252,146
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA	995,000	1,046,451
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA	1,095,000	1,169,767
West Clark 2000 School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,448,582
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (State Aid Withholding)	Aaa/AAA	2,080,000	2,237,269
IOWA — 2.07%
Ankeny Community School District Sales & Services Tax, 5.00% due 7/1/2010	NR/AA-	2,900,000	3,012,491
Des Moines Limited Obligation, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates; LOC: Wells Fargo Bank)	NR/NR	2,985,000	2,984,880
Dubuque Community School District, 5.00% due 1/1/2013 (1)	NR/NR	1,600,000	1,620,432
Dubuque Community School District, 5.00% due 7/1/2013	NR/NR	1,640,000	1,660,943
Iowa Finance Authority, 6.50% due 2/15/2009 (Iowa Health Services)	Aa3/NR	1,825,000	1,892,069
Iowa Finance Authority, 6.50% due 2/15/2010 (Iowa Health Services)	Aa3/NR	2,955,000	3,131,354
Iowa Finance Authority, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services; Insured: AMBAC)	Aaa/AAA	3,145,000	3,347,444
Iowa Finance Authority Trinity Health, 5.75% due 12/1/2007	Aa2/AA-	1,430,000	1,434,905
Iowa Finance Authority Trinity Health, 5.75% due 12/1/2010	Aa2/AA-	3,295,000	3,430,128
KENTUCKY — 1.46%
Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA) (ETM)	Aaa/AAA	2,835,000	2,934,735
Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	4,565,000	4,728,290
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured: MBIA) (ETM)	Aaa/AAA	3,775,000	3,971,489
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured MBIA)	Aaa/AAA	4,055,000	4,266,063

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
LOUISIANA — 3.25%
East Baton Rouge Sewer Commission, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	$3,000,000	$3,193,110
Jefferson Sales Tax District Special Sales Tax, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,515,000	1,519,515
Louisiana Environmental Facilities & Community Development Authority Multi Family, 5.00% due 9/1/2012 (Bellemont Apartments)	Baa3/NR	1,000,000	984,980
Louisiana Public Facilities Authority, 5.75% due 10/1/2008 (Loyola University)	A1/A+	1,000,000	1,019,310
Louisiana Public Facilities Authority, 5.375% due 12/1/2008 (Wynhoven Health Care Center; Guaranty: Archdiocese of New Orleans)	NR/NR	975,000	974,532
Louisiana Public Facilities Authority Hospital, 5.50% due 7/1/2010 (Franciscan Missionaries; Insured: FSA)	Aaa/AAA	1,000,000	1,048,600
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,037,220
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	A3/NR	1,825,000	1,894,387
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,037,770
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	A3/NR	1,035,000	1,072,001
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,027,650
Louisiana State, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	1,980,000	2,024,312
Louisiana State Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,365,650
Louisiana State Correctional Facilities Corp. Lease, 5.00% due 12/15/2007 (Insured: Radian)	NR/AA	3,760,000	3,767,106
Louisiana State Offshore Terminal Authority, 4.25% due 10/1/2037 put 10/1/2010 (Deepwater Port Loop LLC)	A3/A	4,200,000	4,223,562
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	Aa3/AA	1,505,000	1,532,963
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	2,400,000	2,505,816
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	NR/AAA	1,115,000	1,097,495
MASSACHUSETTS — 3.70%
Massachusetts DFA Resource Recovery, 5.50% due 1/1/2011 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	3,470,000	3,663,140
Massachusetts GO, 6.00% due 11/1/2008	Aa2/AA	1,000,000	1,027,490
Massachusetts GO Construction Loan, 5.00% due 9/1/2015	Aa2/AA	10,000,000	10,869,200
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,345,000	2,462,953
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: FGIC)	Aaa/AAA	3,415,000	3,659,685
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,330,000	2,463,486
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	3,215,000	3,418,735
Massachusetts Industrial Finance Agency Biomedical, 0% due 8/1/2008	Aa2/AA-	1,000,000	969,350
Massachusetts Industrial Finance Agency Biomedical, 0% due 8/1/2010	Aa2/AA-	13,000,000	11,668,150
MICHIGAN — 3.44%
Detroit Convention Facility, 5.25% due 9/30/2007 (Cobo Hall Expansion)	NR/A	1,000,000	1,000,080
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	Baa3/BBB	3,715,000	3,884,664
Dickinson County Healthcare Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,500,000	2,572,700
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,240,340
Michigan HFA, 5.375% due 7/1/2012 (Port Huron Hospital; Insured: FSA)	Aaa/AAA	1,710,000	1,712,138
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	Aaa/AAA	6,000,000	6,496,800
Michigan State COP, 5.00% due 9/1/2031 put 9/1/2011 (Insured: MBIA)	Aaa/AAA	6,000,000	6,271,200
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A1/A+	1,000,000	1,051,320
Michigan State HFA, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Credit)	Aa2/AA	10,000,000	10,014,900
Michigan State Strategic Fund Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Detroit Edison Co.; Insured: AMBAC)	Aaa/NR	2,075,000	2,151,401

Certified Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MINNESOTA — 1.13%
Dakota County Community Development Agency Multi Family Housing, 5.00% due 11/1/2017 (Commons on Marice)	NR/NR	$1,150,000	$1,118,870
Minneapolis & St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	NR/AAA	8,005,000	8,618,823
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	1,037,580
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligated Group)	Baa1/BBB	1,500,000	1,561,035
MISSISSIPPI — 0.54%
Gautier Utility District Systems, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,094,276
Mississippi Development Bank Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,565,000	1,545,657
Mississippi State GO, 6.20% due 2/1/2008 (ETM)	Aaa/AAA	3,175,000	3,197,447
MISSOURI — 0.22%
Missouri Development Finance Board Healthcare Facilities, 4.80% due 11/1/2012 (Lutheran Home Aged; LOC: Commerce Bank)	Aa2/NR	1,275,000	1,304,070
Missouri State Health & Educational Facilities Authority, 5.00% due 6/1/2011 (SSM Healthcare Corp.)	NR/AA-	1,000,000	1,041,440
MONTANA — 1.68%
Forsyth PCR, 5.00% due 10/1/2032 put 12/30/2008 (Avista Corp.; Insured: AMBAC)	Aaa/AAA	11,440,000	11,646,949
Forsyth PCR, 5.20% due 5/1/2033 put 5/1/2009 (Portland General)	Baa1/BBB+	4,385,000	4,461,124
Montana Facilities Finance Authority, 5.00% due 1/1/2015 (Benefis Health Systems; Insured: Assured Guaranty)	NR/AAA	1,000,000	1,064,340
Montana Facilities Finance Authority, 5.00% due 1/1/2016 (Benefis Health Systems; Insured: Assured Guaranty)	NR/AAA	1,000,000	1,065,340
NEBRASKA — 0.78%
Madison County Hospital Authority, 5.25% due 7/1/2010 (Faith Regional Health Services; Insured: Radian)	NR/AA	1,455,000	1,495,944
Madison County Hospital Authority, 5.50% due 7/1/2012 (Faith Regional Health Services; Insured: Radian)	NR/AA	1,625,000	1,701,310
Omaha Public Power District Electric Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,322,850
NEVADA — 1.10%
Clark County District 121, 5.00% due 12/1/2015 (Insured: AMBAC)	Aaa/AAA	1,960,000	2,107,019
Clark County School District GO, 5.00% due 6/15/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,067,570
Las Vegas Special Local Improvement District 707, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,645,000	1,693,495
Nevada Housing Division Multi Family Housing, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	205,000	205,156
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,021,550
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,033,340
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,334,588
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,547,285
NEW HAMPSHIRE — 1.24%
Manchester Housing & Redevelopment Authority, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,565,475
New Hampshire Health & Educational Facilities Medical Centers, 5.00% due 10/1/2016 (Southern NH Health Systems)	NR/A-	1,260,000	1,310,488
New Hampshire Health & Educational Facilities Medical Centers, 5.00% due 10/1/2017 (Southern NH Health Systems)	NR/A-	1,000,000	1,037,890
New Hampshire IDA, 3.75% due 12/1/2009 (Central Vermont Public Services; LOC: Citizens Bank)	Aa2/AA-	2,880,000	2,896,647
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: MBIA)	Aaa/AAA	2,985,000	3,242,874
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: MBIA)	Aaa/AAA	3,130,000	3,404,063

22	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
NEW JERSEY — 2.48%
Hudson County COP, 7.00% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	$1,000,000	$1,152,530
Hudson County COP, 6.25% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,500,000	1,725,750
New Jersey EDA, 5.00% due 11/15/2011 (Seabrook Village)	NR/NR	1,000,000	993,690
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	981,150
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: FGIC)	Aaa/AAA	7,375,000	7,795,965
New Jersey State Transportation Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,399,050
New Jersey State Transportation Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	7,650,000	8,353,418
Tobacco Settlement Financing Corp, 6.125% due 6/1/2024	Aaa/AAA	500,000	534,090
NEW MEXICO — 0.84%
Belen Consolidated School District No 2, 4.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,000,000	1,004,650
Farmington PCR, 4.06% due 5/1/2024 put 10/1/2007 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	1,600,000	1,600,000
New Mexico Finance Authority State Office Building Tax, 5.00% due 6/1/2013 pre-refunded 6/1/2011	Aa1/AAA	1,325,000	1,390,124
New Mexico Highway Commission Tax, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aaa/AAA	4,865,000	5,099,541
NEW YORK — 4.70%
Hempstead Town IDA Resource Recovery, 5.00% due 12/1/2008 (American Ref-Fuel; Insured: MBIA)	Aaa/AAA	1,000,000	1,016,720
Long Island Power Authority Electric Systems, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	2,285,000	2,294,757
New York City Housing Development Corp. Multi Family Housing, 5.50% due 11/1/2009 (Insured: FHA)	Aa2/AA	185,000	186,741
New York City IDA, 5.25% due 6/1/2011 (Lycee Francais De New York; Insured: ACA)	NR/A	2,215,000	2,275,071
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais De New York; Insured: ACA)	NR/A	2,330,000	2,406,051
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,325,250
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,159,900
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2015	Aa1/AAA	1,500,000	1,626,825
New York Dormitory Authority Mental Health Services Facilities Improvement, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,661,600
New York State Dormitory Authority, 5.50% due 7/1/2012 (South Nassau Community Hospital)	Baa1/NR	1,820,000	1,911,346
New York State Dormitory Authority, 5.50% due 7/1/2013 (South Nassau Community Hospital)	Baa1/NR	1,500,000	1,585,365
New York State Dormitory Authority, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,269,680
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,069,320
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,759,436
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,551,990
New York State Dormitory Authority Hospital, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aaa/AAA	3,650,000	3,944,372
New York State Thruway Authority Service Contract, 5.50% due 4/1/2013 (Local Highway & Bridge; Insured: XLCA)	Aaa/AAA	1,000,000	1,076,260
Oneida County IDA, 6.00% due 1/1/2009 (Faxton Hospital; Insured: Radian)	NR/AA	710,000	728,084
Port Authority 148th, 5.00% due 8/15/2017 (Insured: FSA)	Aaa/AAA	4,725,000	5,150,817
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A1/AA-	40,000	40,058
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013	A1/AA-	3,050,000	3,077,816
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,017,960
NORTH CAROLINA — 2.84%
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2016	Aa3/AA-	3,420,000	3,614,461
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2017	Aa3/AA-	2,000,000	2,106,240
North Carolina Eastern Municipal Power Agency, 5.375% due 1/1/2011	Baa1/BBB	3,000,000	3,123,720
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2012	Baa1/BBB	650,000	680,706

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
North Carolina Eastern Municipal Power Agency, 5.50% due 1/1/2012	Baa1/BBB	$1,100,000	$1,162,623
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2013	Baa1/BBB	1,055,000	1,113,331
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 (Correctional Facilities)	Aa1/AA+	2,400,000	2,532,864
North Carolina Municipal Power Agency, 6.00% due 1/1/2008 (Catawba Electric; Insured: MBIA)	Aaa/AAA	3,900,000	3,925,077
North Carolina Municipal Power Agency, 6.00% due 1/1/2010 (Catawba Electric; Insured: MBIA)	Aaa/AAA	2,400,000	2,527,440
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	A3/BBB+	2,505,000	2,672,860
North Carolina Municipal Power Agency, 6.375% due 1/1/2013 (Catawba Electric)	A3/BBB+	1,000,000	1,054,530
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 (Correctional Facilities)	Aa1/AA+	5,000,000	5,299,800
University of North Carolina Systems Pool, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,091,718
NORTH DAKOTA — 0.15%
Ward County Health Care Facilities, 5.00% due 7/1/2013 (Trinity Obligated Group)	NR/BBB+	1,560,000	1,607,050
OHIO — 2.53%
Akron COP, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,000,000	3,210,300
Akron COP, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	NR/AAA	2,000,000	2,149,640
Cleveland Cuyahoga County Port Authority, 6.00% due 11/15/2010	NR/NR	2,555,000	2,635,227
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,085,940
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,533,812
Lorain County Hospital, 6.00% due 9/1/2008 (Catholic Healthcare Partners; Insured: MBIA)	Aaa/AAA	1,200,000	1,224,396
Mahoning Valley Sanitary District, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,334,268
Mahoning Valley Sanitary District, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	808,038
Montgomery County, 6.00% due 12/1/2008 (Catholic Health Initiatives)	Aa2/AA	2,250,000	2,311,447
Montgomery County, 6.00% due 12/1/2009 (Catholic Health Initiatives)	Aa2/AA	2,385,000	2,502,557
Montgomery County, 6.00% due 12/1/2010 (Catholic Health Initiatives)	Aa2/AA	1,530,000	1,633,030
Ohio State Unlimited Tax GO, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,187,150
Plain Local School District, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	839,710
Reading Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute; Insured: Radian)	NR/AA	975,000	999,814
OKLAHOMA — 1.15%
Comanche County Hospital Authority, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,026,780
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	Aa3/AA	1,340,000	1,406,893
Grand River Dam Authority, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,258,836
Jenks Aquarium Authority First Mortgage, 5.50% due 7/1/2010 (ETM)	Aaa/NR	325,000	334,149
Oklahoma DFA Health Facilities, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	794,131
Oklahoma DFA Hospital, 5.25% due 12/1/2011 (Duncan Regional Hospital)	NR/A-	1,215,000	1,268,047
Oklahoma DFA Hospital, 5.00% due 10/1/2012 (Unity Health Center)	NR/A-	1,070,000	1,110,007
Oklahoma DFA Hospital, 5.25% due 12/1/2012 (Duncan Regional Hospital)	NR/A-	1,330,000	1,396,287
Oklahoma DFA Hospital, 5.25% due 12/1/2013 (Duncan Regional Hospital)	NR/A-	1,350,000	1,423,534
Oklahoma State Industrial Health Authority, 6.00% due 8/15/2010 pre-refunded 8/15/2009 (Integris Health Systems; Insured: MBIA)	Aaa/AAA	190,000	200,308
Oklahoma State Industrial Health Authority, 6.00% due 8/15/2010 (Integris Health Systems; Insured: MBIA)	Aaa/AAA	2,150,000	2,264,229
OREGON — 0.57%
Clackamas County HFA, 5.00% due 5/1/2008 (Legacy Health Systems)	A1/AA-	4,000,000	4,030,960
Oregon State Department Administrative Services COP, 5.00% due 11/1/2014 (Insured: FGIC)	Aaa/AAA	1,000,000	1,075,430
Oregon State Department Administrative Services COP, 5.00% due 11/1/2015 (Insured: FGIC)	Aaa/AAA	1,000,000	1,078,770
PENNSYLVANIA — 2.18%
Allegheny County Hospital Development, 6.30% due 5/1/2009 (South Hills Health System)	Baa1/NR	795,000	816,680
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	NR/AAA	1,915,000	2,058,012
Delaware County Authority, 5.50% due 11/15/2007 (Catholic Health East; Insured: AMBAC)	Aaa/AAA	1,000,000	1,002,510

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Geisinger Authority Health Systems, 5.50% due 8/15/2009	Aa2/AA	$1,000,000	$1,025,090
Northampton County IDA, 5.35% due 7/1/2010 (Moravian Hall Square; Insured: Radian)	NR/AA	1,200,000	1,201,068
Pennsylvania Higher Educational Facilities, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems)	A1/A+	1,250,000	1,263,787
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: FSA)	Aaa/AAA	3,000,000	3,220,530
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: FSA)	Aaa/AAA	3,315,000	3,542,011
Pittsburgh, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,630,521
Pittsburgh, 5.50% due 9/1/2014 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,119,200
Sayre HFA, 5.00% due 7/1/2008 (Latrobe Area Hospital; Insured: AMBAC)	Aaa/AAA	1,255,000	1,269,282
Sayre HFA, 5.25% due 7/1/2011 (Latrobe Area Hospital; Insured: AMBAC) (1)	Aaa/AAA	1,400,000	1,480,948
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC)	Aaa/AAA	1,000,000	1,067,900
PUERTO RICO — 0.09%
Puerto Rico Commonwealth Highway & Transportation Authority, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,011,530
RHODE ISLAND — 0.87%
Providence GO, 5.50% due 1/15/2012 (Insured: FGIC)	Aaa/AAA	1,880,000	2,024,817
Providence Public Building Authority, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,080,117
Rhode Island State, 5.00% due 10/1/2014 (Providence Plantations; Insured: MBIA)	Aaa/AAA	1,000,000	1,069,100
Rhode Island State Economic Development Corp., 5.75% due 7/1/2010 (Providence Place Mall; Insured: Radian)	NR/AA	1,560,000	1,604,320
Rhode Island State Health & Education Building Corp., 4.50% due 9/1/2009 (Butler Hospital; LOC: Fleet National Bank)	NR/AA+	1,960,000	1,989,184
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,565,000	1,662,155
SOUTH CAROLINA — 2.17%
Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	1,045,000	1,049,514
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	Baa3/BBB	7,975,000	8,475,511
Greenville County School District Building Equity Sooner Tomorrow, 5.25% due 12/1/2015	Aa3/AA-	1,000,000	1,072,940
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Healthcare; Insured: FSA)	Aaa/AAA	2,000,000	2,134,480
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,078,640
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,080,260
South Carolina Jobs EDA, 5.50% due 4/1/2027 put 10/5/2007 (Episcopal Convention Center; Insured: Radian) (weekly demand notes)	A-1+/F1+	8,750,000	8,750,000
SOUTH DAKOTA — 0.11%
South Dakota State Health & Educational Facilities Authority, 5.50% due 9/1/2011 (Rapid City Regional Hospital; Insured: MBIA)	Aaa/AAA	1,100,000	1,174,591
TENNESSEE — 0.98%
Franklin County Health & Educational Facilities Board, 4.75% due 9/1/2009 (University of the South)	NR/A+	685,000	693,165
Metro Government Nashville Multi Family, 7.50% due 11/15/2010 pre-refunded 5/15/2010	Aaa/AAA	2,000,000	2,195,560
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,460,385
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	Aa3/AA-	5,000,000	5,241,400
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	Aa3/AA-	1,000,000	1,041,950
TEXAS — 14.19%
Amarillo Health Facilities Corp., 5.50% due 1/1/2011 (St. Anthony’s Hospital Corp.; Insured: FSA)	Aaa/NR	1,350,000	1,427,260
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	Aaa/AAA	2,890,000	3,105,999
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	Aaa/AAA	1,520,000	1,640,080

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Bell County Health Facilities Development Corp., 6.25% due 8/15/2010 (Scott & White Memorial Hospital; Insured: MBIA)	Aaa/AAA	$1,000,000	$1,070,030
Bexar County Housing Finance Corp. Multi Family Housing, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,862,154
Cedar Hill ISD, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	440,000	387,099
Clint ISD, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,802,986
Clint ISD, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,155,000	1,222,325
Collin County Limited Tax Improvement, 5.00% due 2/15/2016	Aaa/AAA	1,465,000	1,583,328
Corpus Christi Business & Job Development Corp., 5.00% due 9/1/2012 (Refunding & Improvement Arena; Insured: AMBAC)	Aaa/AAA	1,025,000	1,088,734
Corpus Christi Utility Systems, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,031,540
Corpus Christi Utility Systems, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	4,945,675
Duncanville ISD, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,354,122
Duncanville ISD, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	1,053,917
Fort Worth Water & Sewer, 5.25% due 2/15/2011 (Tarrant & Denton County)	Aa2/AA	1,390,000	1,462,780
Fort Worth Water & Sewer, 5.25% due 2/15/2011 pre-refunded 2/15/2008	Aa2/NR	3,800,000	3,824,738
Grapevine Colleyville ISD, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	6,351,061
Grapevine GO, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,007,586
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2011 (Bayport Area Systems; Insured: AMBAC)	Aaa/AAA	1,000,000	1,052,580
Harris County GO, 0% due 8/1/2008	Aa1/AA+	7,000,000	6,790,700
Harris County Health Facilities Development Corp. Thermal Utility, 5.45% due 2/15/2011 (Teco; Insured: AMBAC)	Aaa/AAA	3,385,000	3,503,949
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco; Insured: MBIA)	Aaa/AAA	1,500,000	1,585,200
Harris County Hospital District, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	10,000,000	10,594,100
Harris County Hospital District, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,118,820
Harris County Hospital District Mortgage, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,265,000	1,324,683
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: MBIA) (2)	Aaa/AAA	1,275,000	1,360,540
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: MBIA) (2)	Aaa/AAA	1,500,000	1,605,390
Harris County Sports Authority Senior Lien, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,898,499
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	Aaa/AAA	6,190,000	4,704,400
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	Aaa/AAA	1,000,000	657,780
Keller ISD, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	1,038,225
Laredo Certificate of Obligation, 5.00% due 2/15/2018 (Insured: MBIA)	Aaa/AAA	2,000,000	2,150,040
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,754,321
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,861,601
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,969,469
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,080,038
Mesquite ISD, 0% due 2/15/2008 (Guaranty: PSF) (ETM)	Aaa/NR	1,055,000	1,040,589
Mesquite ISD, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	360,000	355,093
Mesquite ISD, 0% due 2/15/2009 (Guaranty: PSF) (ETM)	Aaa/NR	570,000	541,574
Mesquite ISD, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	630,000	598,664
Mesquite ISD, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,612,943
Midtown Redevelopment Authority Texas, 6.00% due 1/1/2010 (Insured: Radian)	Aa3/AA	700,000	726,516
Midtown Redevelopment Authority Texas, 6.00% due 1/1/2011 (Insured: Radian)	Aa3/AA	740,000	778,732
North Central Health Facility Development Hospital Baylor Health Care System, 5.00% due 5/15/2017	Aa3/AA-	5,000,000	5,092,150
North East ISD, 5.00% due 8/1/2016	Aaa/AAA	2,000,000	2,167,440
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School; LOC: Allied Irish Banks plc)	AA2/NR	2,500,000	2,487,825
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: MBIA)	Aaa/AAA	3,000,000	3,217,620
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	Baa2/NR	6,000,000	6,184,980
Socorro ISD, 5.75% due 2/15/2011 pre-refunded 2/15/2008 (Guaranty: PSF)	NR/AAA	1,970,000	1,986,509
Spring Branch ISD, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	559,760
Tarrant County Health Facilities Development Corp., 5.875% due 11/15/2007 (Adventist/Sunbelt Health System) (ETM)	A1/NR	580,000	581,583

26	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2008 (Texas Health Resources Systems; Insured: MBIA)	Aaa/AAA	$3,000,000	$3,024,780
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2009 (Texas Health Resources Systems; Insured: MBIA)	Aaa/AAA	3,000,000	3,084,000
Tarrant County Health Facilities Development Corp., 6.00% due 11/15/2009 (Adventist/Sunbelt Health System) (ETM)	A1/NR	650,000	681,961
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2011 (Texas Health Resources Systems; Insured: MBIA)	Aaa/AAA	1,400,000	1,439,200
Tarrant County Health Facilities Development Corp., 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System)	A1/NR	730,000	790,291
Tarrant County Health Facilities Development Corp., 5.25% due 2/15/2017 (Texas Health Resources Systems; Insured: MBIA)	Aaa/AAA	5,000,000	5,130,050
Texarkana Health Facilities Development Corp., 5.75% due 10/1/2008 (Wadley Regional Medical Center; Insured: MBIA)	Aaa/AAA	1,500,000	1,533,000
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	795,450
Texas State Affordable Housing Corp., 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,948,890
Texas State Public Finance Authority, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (State Preservation; Insured: FSA)	Aaa/AAA	1,000,000	1,043,980
Texas State Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University Financing; Insured: MBIA)	Aaa/NR	1,305,000	1,407,195
Texas State Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University Financing; Insured: MBIA)	Aaa/NR	1,450,000	1,569,016
Tomball Hospital Authority, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,486,922
Travis County Health Facilities Development Corp., 5.75% due 11/15/2008 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,300,000	2,356,511
Travis County Health Facilities Development Corp., 5.75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,000,000	2,105,880
Washington County Health Facilities Development Corp., 5.35% due 6/1/2009 (Trinity Medical Center; Insured: ACA)	NR/A	870,000	881,806
Weslaco Certificates of Obligation Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,835,000	3,088,704
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,623,104
UTAH — 0.69%
Intermountain Power Agency Supply, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,359,573
Salt Lake County Municipal Building Authority, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,558,275
Utah State Board of Regents Auxiliary Systems & Student Fee, 5.00% due 5/1/2010	NR/AA	510,000	527,243
Utah State University Hospital Board of Regents, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,014,590
VIRGINIA — 0.99%
Alexandria IDA, 5.75% due 10/1/2007 (Insured: AMBAC) (ETM)	Aaa/AAA	1,010,000	1,010,172
Alexandria IDA, 5.75% due 10/1/2008 (Insured: AMBAC) (ETM)	Aaa/AAA	1,070,000	1,094,182
Alexandria IDA, 5.75% due 10/1/2009 (Insured: AMBAC) (ETM)	Aaa/AAA	1,130,000	1,179,788
Alexandria IDA, 5.75% due 10/1/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,195,000	1,270,440
Chesterfield County IDA PCR, 5.50% due 10/1/2009 (Vepco)	Baa1/BBB	1,500,000	1,516,725
Norton IDA Hospital Improvement, 5.75% due 12/1/2012
(Norton Community Hospital; Insured: ACA)	NR/A	1,460,000	1,543,643
Suffolk Redevelopment Housing Authority, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac; Collateralized: FNMA)	Aaa/NR	3,000,000	3,118,260
WASHINGTON — 2.82%
Energy Northwest Washington Electric, 4.95% due 7/1/2008 (Wind)	A3/A-	1,760,000	1,778,445
Energy Northwest Washington Electric, 4.95% due 7/1/2008 (Wind)	A3/A-	705,000	711,542
Energy Northwest Washington Electric, 5.375% due 7/1/2013 (Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,127,320

Certified Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Number 3)	Aaa/AA-	$5,470,000	$5,912,632
Goat Hill Properties Lease, 5.00% due 12/1/2012 (Government Office Building; Insured: MBIA)	Aaa/AAA	2,055,000	2,180,663
Snohomish County Public Utilities District 1 Electric, 5.00% due 12/1/2015 (Insured: FSA)	Aaa/AAA	5,015,000	5,367,204
Spokane Regional Solid Waste, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,002,660
Washington Public Power Supply, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,029,720
Washington State HFA, 5.50% due 12/1/2009 (Providence Services; Insured: MBIA)	Aaa/AAA	1,500,000	1,561,590
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital Medical Center A; Credit Support: Assured Guaranty)	Aaa/AAA	1,000,000	1,060,420
Washington State Public Power Supply Systems, 0% due 7/1/2008 (Nuclear Number 3)	Aaa/AA-	830,000	807,723
Washington State Public Power Supply Systems, 0% due 7/1/2008 (Nuclear Number 3)	Aaa/AA-	1,140,000	1,109,243
Washington State Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,018,180
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Nuclear Number 2; Insured: FSA)	Aaa/AAA	1,300,000	1,401,413
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Insured: MBIA-IBC)	Aaa/AAA	1,760,000	1,409,021
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Insured: MBIA-IBC)	Aaa/AAA	3,000,000	2,197,140
WEST VIRGINIA — 0.17%
Harrison County Nursing Facility, 5.625% due 9/1/2010 (Salem Health Care Corp.; LOC: Fleet Bank)	NR/NR	245,000	246,247
Kanawha, Mercer, Nicholas, Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	Aaa/NR	2,260,000	1,574,610
WISCONSIN — 0.61%
Bradley PCR, 6.75% due 7/1/2009 (Owens Illinois Waste) (ETM)	NR/B	1,500,000	1,581,015
Wisconsin State Health & Educational Facilities Authority, 5.50% due 8/15/2008 (Aurora Health Care Inc.; Insured: MBIA)	Aaa/AAA	2,000,000	2,042,900
Wisconsin State Health & Educational Facilities Authority, 5.50% due 9/1/2036 put 10/5/2007 (Watertown Memorial Hospital Inc.; Insured: Radian) (weekly demand notes)	Aa3/A-1+	3,000,000	3,000,000
WYOMING — 0.37%
West Park Hospital District, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	1,615,000	1,616,986
Wyoming Farm Loan Board, 0% due 4/1/2009	NR/AA	2,500,000	2,363,751

TOTAL INVESTMENTS — 98.49% (Cost $1,053,413,389)			$1,070,576,863
OTHER ASSETS LESS LIABILITIES — 1.51%			16,419,807

NET ASSETS — 100.00%			$1,086,996,670

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(1)	Segregated as collateral for a when-issued security.

(2)	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access

AMBAC	Insured by American Municipal Bond Assurance Corp.

COP	Certificates of Participation

DFA	Development Finance Authority

EDA	Economic Development Authority

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GNMA	Insured by Government National Mortgage Co.

GO	General Obligation

GRT	Gross Receipts Tax

HFA	Health Facilities Authority

HUD	Housing Urban Development

IDA	Industrial Development Authority

ISD	Independent School District

LOC	Line of Credit

MBIA	Insured by Municipal Bond Investors Assurance

MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates

PCR	Pollution Control Revenue Bond

PSF	Guaranteed by Permanent School Fund

RADIAN	Insured by Radian Asset Assurance

SONYMA	State of New York Mortgage Authority

USD	Unified School District

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

See notes to financial statements.

Certified Annual Report	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Limited Term Municipal Fund

To the Trustees and Class I Shareholders of Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

30	Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class I Shares
Actual	$1,000.00	$1,020.00	$2.83
Hypothetical*	$1,000.00	$1,022.26	$2.83

†	Expenses are equal to the annualized expense ratio for Class I shares (0.56%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report	31

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Municipal Fund Class I Total Returns versus

Lehman Brothers Five Year Municipal Bond Index and Consumer Price Index

(July 5, 1996 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	3.53%	2.82%	4.08%	4.37%

FUND ATTRIBUTES

as of September 30, 2007

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	3.90%	3.43%	$13.49	$13.49

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

32	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

34	Certified Annual Report

TRUSTEE AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thorn-burg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	35

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees recalled their observations that the value of comparisons of the Fund’s investment performance to fund categories, and in particular to broad based securities indices, is limited because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting investments for other funds and indices, and the largely theoretical character of fixed income security indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s above average or better investment returns over most periods relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and the Fund’s relative performance against comparative measures of portfolio volatility and return.

36	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2007 (Unaudited)

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, a comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other similar mutual funds. The Trustees considered that the management fee charged by the Advisor to the Fund was higher to a small degree than the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, but that the overall expense ratio was comparable to the average and median expense ratios for the same fund group. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor from its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report	37

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

38	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	39

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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instead of through traditional mail.
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www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Thornburg California Limited Term Municipal Fund

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

4    Certified Annual Report

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Certified Annual Report    5

Letter to Shareholders

October 18, 2007
Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class A shares decreased by 4 cents per share to $12.73 during the twelve months ended September 30, 2007. If you were with us for the entire period, you received dividends of 42.9 cents per share. If you reinvested your dividends, you received 43.5 cents per share. Investors who owned Class C shares received dividends of 39.8 and 40.4 cents per share, respectively.

The past year has been one of the more interesting in recent memory. Municipal bonds traded within a fairly tight trading range until May. Then, as the Federal Reserve raised the targeted Fed Funds rate to 5.0%, the bond market started to worry about an overheated economy and excess inflation. This drove up market yields for bonds by 0.30% to 0.40% and led to a some-what steeper yield curve. Next, the sordid world of subprime mortgage bonds and derivatives based upon them started to unravel. Though subprime problems didn’t directly affect the municipal bond market, they did set off a panic-stricken flight to quality. As investors piled into Treasury notes and bonds, they drove their yields back down to levels that prevailed toward the beginning of 2007. However, investors mostly bypassed the municipal bond market, leaving rates there relatively unchanged. This created a rare event during which municipal bond yields were extremely attractive relative to Treasury yields. By late summer, ten-year high quality municipal bonds were routinely yielding 90% or more of ten-year Treasury yields, and trades over 100% were occasionally happening.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) were getting wider. Some investors, who had been comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally get compensated for taking incremental credit risk in bonds rated lower than AAA.

Since the end of August, the bond market has been gradually regaining its composure. A calmer, lower volatility environment has helped fuel a renewed appetite for risk. This has led to some retrenchment of the spread widening that occurred in May. It also has led to a whole-sale re-pricing of the municipal bond market so that it is no longer extremely attractive relative to the Treasury market. However, credit spreads on most bonds are still wider than they were just a few months ago, and municipal bonds are still somewhat attractive relative to Treasury notes, particularly if you expect marginal tax rates to go up (we do).

The Class A shares of your Fund produced a total return of 3.10% over the twelve-month period ended September 30, 2007, compared to a 3.81% return for the Lehman Five-Year Municipal Bond Index. Over the last year, five-year municipal bonds have performed better than longer and shorter maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next ten years, so it has significant exposure to bonds that mature before and after five years. Since those bonds generally underperformed five-year bonds and the index, the Fund underperformed the index.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 85 municipal obligations from all over California. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming

6    Certified Annual Report

years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of the late summer market weakness to restructure the Fund somewhat. Early in 2007, the Fund’s ladder was a bit overweighted in the early years. As interest rates rose, we invested primarily in the later years of the Fund’s ladder so that it is now more evenly distributed. Consequently, at fiscal year end (September 30, 2007), the Fund had an average maturity of 4.82 and duration of 3.69 years. We also added incrementally to lower rated investment grade bonds, although we continue to maintain a AA average quality.

% of portfolio maturing			Cumulative % maturing
1 years	=	8.1%	Year 1	=	8.1%
1 to 2 years	=	13.5%	Year 2	=	21.6%
2 to 3 years	=	8.8%	Year 3	=	30.4%
3 to 4 years	=	6.3%	Year 4	=	36.7%
4 to 5 years	=	14.8%	Year 5	=	51.5%
5 to 6 years	=	7.0%	Year 6	=	58.5%
6 to 7 years	=	9.2%	Year 7	=	67.7%
7 to 8 years	=	9.7%	Year 8	=	77.4%
8 to 9 years	=	9.2%	Year 9	=	86.6%
Over 9 years	=	13.4%	Over 9 years	=	100.0%

                                    Percentages can and do vary. Data as of 9/30/07.

Looking forward, we do expect U.S. economic growth to slow from the second quarter’s healthy 3.8% rate. However, consumer spending seems to be holding up well, and exports are surging. These factors, along with new job growth of about 100,000 per month, should keep the U.S. economy out of recession territory. However, the dismal housing sector and the dislocation in financial markets will probably cap future growth at a relatively low rate. This should allow the Fed to continue easing monetary conditions, but with a close eye on what happens to inflation. Market unease about the depreciating dollar and the long-term inflation outlook should keep long-term interest rates from dropping precipitously, which, in turn, should lead to a steeper yield curve going forward. We believe that a steepening yield curve would be advantageous for the laddering style employed by this Fund.

California state tax revenues have been better than expected the last few years allowing the state to rebuild budget reserves to $4.1 billion. However, the recent housing downturn has hit the state hard. State tax revenues are already $1 billion behind budget just two months into the 2008 fiscal year. Debt levels are only slightly above average, but new bond measures totaling $43 billion were authorized in 2006. Added to this is the State’s recently estimated actuarial accrued liability of other post employment benefits (OPEB) totaling $47.9 billion. Given these challenges, we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 93% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Certified Annual Report    7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2007

ASSETS
Investments at value (cost $110,172,405) (Note 2)	$111,872,757
Cash	424,252
Receivable for fund shares sold	370,205
Interest receivable	1,563,858
Prepaid expenses and other assets	166

Total Assets	114,231,238

LIABILITIES
Payable for fund shares redeemed	482,261
Payable to investment advisor and other affiliates (Note 3)	76,333
Accounts payable and accrued expenses	34,968
Dividends payable	87,226

Total Liabilities	680,788

NET ASSETS	$113,550,450

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$1,700,352
Accumulated net realized gain (loss)	(1,032,397)
Net capital paid in on shares of beneficial interest	112,882,495

$113,550,450

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($67,183,470 applicable to 5,278,808 shares of beneficial interest outstanding - Note 4)	$12.73

Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.92

Class C Shares:
Net asset value and offering price per share * ($14,449,008 applicable to 1,134,407 shares of beneficial interest outstanding - Note 4)	$12.74

Class I Shares:
Net asset value, offering and redemption price per share ($31,917,972 applicable to 2,505,571 shares of beneficial interest outstanding - Note 4)	$12.74

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Interest income (net of premium amortized of $935,766)	$5,081,268

EXPENSES:
Investment advisory fees (Note 3)	582,820
Administration fees (Note 3)
Class A Shares	92,457
Class C Shares	18,824
Class I Shares	13,770
Distribution and service fees (Note 3)
Class A Shares	184,913
Class C Shares	150,359
Transfer agent fees
Class A Shares	31,462
Class C Shares	11,108
Class I Shares	11,812
Registration and filing fees
Class A Shares	64
Class C Shares	64
Class I Shares	64
Custodian fees (Note 3)	54,948
Professional fees	27,422
Accounting fees	4,270
Trustee fees	1,371
Other expenses	18,972

Total expenses	1,204,700
Less:
Expenses reimbursed by investment advisor (Note 3)	(25,017)
Distribution fees waived (Note 3)	(75,180)
Fees paid indirectly (Note 3)	(9,825)

Net Expenses	1,094,678

Net Investment Income	3,986,590

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(164,310)
Net change in unrealized appreciation (depreciation) of investments	(238,410)

Net Realized and Unrealized Loss on Investments	(402,720)

Net Increase in Net Assets Resulting From Operations	$3,583,870

See notes to financial statements.

Certified Annual Report    9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$3,986,590	$4,438,506
Net realized loss on investments	(164,310)	(480,334)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(238,410)	11,918

Net Increase (Decrease) in Net Assets Resulting from Operations	3,583,870	3,970,090

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,494,459)	(2,931,630)
Class C Shares	(471,252)	(529,444)
Class I Shares	(1,020,879)	(977,432)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(13,105,346)	(30,148,546)
Class C Shares	(2,300,630)	(3,174,793)
Class I Shares	3,635,455	(2,450,712)

Net Decrease in Net Assets	(12,173,241)	(36,242,467)

NET ASSETS:
Beginning of year	125,723,691	161,966,158

End of year	$113,550,450	$125,723,691

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than

Certified Annual Report    11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007

class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $11,040 for Class A shares, $7,811 for Class C shares, and $6,166 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $1,891 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $952 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $75,180 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $9,825. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	414,862	$5,274,076	500,010	$6,354,937
Shares issued to shareholders in reinvestment of dividends	131,772	1,673,749	157,167	1,996,487
Shares repurchased	(1,579,257)	(20,053,171)	(3,033,930)	(38,499,970)

Net Increase (Decrease)	(1,032,623)	$(13,105,346)	(2,376,753)	$(30,148,546)

Class C Shares
Shares sold	86,180	$1,093,229	144,307	$1,835,245
Shares issued to shareholders in reinvestment of dividends	28,501	362,296	30,762	391,006
Shares repurchased	(295,057)	(3,756,155)	(424,743)	(5,401,044)

Net Increase (Decrease)	(180,376)	$(2,300,630)	(249,674)	$(3,174,793)

Class I Shares
Shares sold	1,133,498	$14,373,498	917,264	$11,673,302
Shares issued to shareholders in reinvestment of dividends	66,177	841,375	61,670	784,049
Shares repurchased	(910,981)	(11,579,418)	(1,171,724)	(14,908,063)

Net Increase (Decrease)	288,694	$3,635,455	(192,790)	$(2,450,712)

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $25,702,338 and $29,831,714, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$110,172,405

Gross unrealized appreciation on a tax basis	$1,799,580
Gross unrealized depreciation on a tax basis	(99,228)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,700,352

At September 30, 2007, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2008	$214,571
2012	33,844
2014	148,124
2015	471,548

$868,087

At September 30, 2007 the Fund had deferred capital losses occurring subsequent to October 31, 2006 of $164,310. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

During the year ending September 30, 2007, $205,990 of capital loss carry forwards from prior years expired.

All dividends paid by the Fund for the year ended September 30, 2007 and September 30, 2006, represent exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized loss by $205,990 and decreased net capital paid in on shares of beneficial interest by $205,990. This reclassification has no impact on the net asset value of the Fund. Reclassifications resulted from expired capital loss carry forwards.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

	Year Ended Sept. 30,			3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class A Shares:	2007	2006	2005			2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.77	$12.79	$13.02	$12.87		$13.20	$12.96

Income from investment operations:
Net investment income	0.43	0.40	0.36	0.08		0.35	0.38
Net realized and unrealized gain (loss) on investments	(0.04)	(0.02)	(0.23)	0.15		(0.33)	0.24

Total from investment operations	0.39	0.38	0.13	0.23		0.02	0.62

Less dividends from:
Net investment income	(0.43)	(0.40)	(0.36)	(0.08)		(0.35)	(0.38)

Change in net asset value	(0.04)	(0.02)	(0.23)	0.15		(0.33)	0.24

NET ASSET VALUE, end of period	$12.73	$12.77	$12.79	$13.02		$12.87	$13.20

RATIOS/SUPPLEMENTAL DATA

Total return(a)	3.10%	3.06%	0.98%	1.81%		0.13%	4.83%
Ratios to average net assets:
Net investment income	3.37%	3.17%	2.75%	2.53	%(b)	2.66%	2.87%
Expenses, after expense reductions	0.99%	0.92%	1.00%	0.99	%(b)	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.99%	0.87%	0.99%	0.99	%(b)	0.99%	0.99%
Expenses, before expense reductions	1.01%	1.01%	1.02%	1.05	%(b)	1.04%	1.02%

Portfolio turnover rate	22.71%	25.77%	26.33%	4.18%		23.80%	26.03%

Net assets at end of period (000)	$67,183	$80,589	$111,102	$134,588		$131,158	$149,269

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

See notes to the financial statements.

Certified Annual Report    15

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

	Year Ended Sept. 30,			3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class C Shares:	2007	2006	2005			2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.78	$12.80	$13.03	$12.88		$13.21	$12.97

Income from investment operations:
Net investment income	0.40	0.37	0.32	0.07		0.32	0.34
Net realized and unrealized gain (loss) on investments	(0.04)	(0.02)	(0.23)	0.15		(0.33)	0.24

Total from investment operations	0.36	0.35	0.09	0.22		(0.01)	0.58

Less dividends from:
Net investment income	(0.40)	(0.37)	(0.32)	(0.07)		(0.32)	(0.34)

Change in net asset value	(0.04)	(0.02)	(0.23)	0.15		(0.33)	0.24

NET ASSET VALUE, end of period	$12.74	$12.78	$12.80	$13.03		$12.88	$13.21

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.85%	2.80%	0.73%	1.75%		(0.12)%	4.51%
Ratios to average net assets:
Net investment income	3.13%	2.92%	2.50%	2.28	%(b)	2.41%	2.56%
Expenses, after expense reductions	1.24%	1.18%	1.25%	1.24	%(b)	1.24%	1.30%
Expenses, after expense reductions and net of custody credits	1.23%	1.13%	1.24%	1.24	%(b)	1.24%	1.30%
Expenses, before expense reductions	1.79%	1.83%	1.82%	1.87	%(b)	1.86%	1.80%

Portfolio turnover rate	22.71%	25.77%	26.33%	4.18%		23.80%	26.03%

Net assets at end of period (000)	$14,449	$16,801	$20,021	$21,941		$22,363	$22,487

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

See notes to the financial statements.

16    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

	Year Ended Sept. 30,			3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class I Shares:	2007	2006	2005			2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.78	$12.80	$13.03	$12.89		$13.22	$12.97

Income from investment operations:
Net investment income	0.47	0.44	0.40	0.09		0.39	0.42
Net realized and unrealized gain (loss) on investments	(0.04)	(0.02)	(0.23)	0.14		(0.33)	0.25

Total from investment operations	0.43	0.42	0.17	0.23		0.06	0.67

Less dividends from:
Net investment income	(0.47)	(0.44)	(0.40)	(0.09)		(0.39)	(0.42)

Change in net asset value	(0.04)	(0.02)	(0.23)	0.14		(0.33)	0.25

NET ASSET VALUE, end of period	$12.74	$12.78	$12.80	$13.03		$12.89	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return(a)	3.44%	3.39%	1.31%	1.81%		0.46%	5.27%
Ratios to average net assets:
Net investment income	3.71%	3.50%	3.09%	2.85	%(b)	2.99%	3.20%
Expenses, after expense reductions	0.66%	0.66%	0.68%	0.67	%(b)	0.67%	0.65%
Expenses, after expense reductions and net of custody credits	0.65%	0.55%	0.67%	0.67	%(b)	0.67%	0.65%
Expenses, before expense reductions	0.68%	0.71%	0.73%	0.77	%(b)	0.78%	0.75%

Portfolio turnover rate	22.71%	25.77%	26.33%	4.18%		23.80%	26.03%

Net assets at end of period (000)	$31,918	$28,334	$30,843	$25,728		$22,929	$20,592

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

See notes to the financial statements.

Certified Annual Report    17

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts)	A3/NR	$435,000	$448,759
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts)	A3/NR	455,000	471,394
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	NR/AAA	1,830,000	2,077,617
Bay Area Toll Bridge Revenue, 5.00% due 4/1/2016	Aa3/AA	2,075,000	2,257,392
California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	A3/AAA	2,000,000	2,054,080
California Housing Finance Agency, 9.875% due 2/1/2017	Aa2/AA-	670,000	686,113
California Mobile Home Park Financing Authority, 4.75% due 11/15/2010 (Rancho Vallecitos; Insured: ACA)	NR/A	500,000	506,210
California Mobile Home Park Financing Authority, 5.00% due 11/15/2013
(Rancho Vallecitos; Insured: ACA)	NR/A	570,000	587,032
California PCR Authority Solid Waste Disposal, 6.75% due 7/1/2011 (ETM)	Aaa/NR	1,890,000	1,982,610
California PCR Authority Solid Waste Disposal, 5.00% due 6/1/2018 put 6/1/2008	NR/BBB	1,100,000	1,104,928
California PCR Solid Waste Disposal, 4.85% due 12/1/2027 put 11/30/2007 (Waste Management, Inc.) (AMT)	NR/BBB	1,000,000	1,000,600
California State, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,064,010
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	2,000,000	2,042,480
California State GO, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,000,640
California State GO, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	598,018
California State GO, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	231,911
California State GO, 6.25% due 9/1/2012	A1/A+	3,000,000	3,317,160
California State GO Economic Recovery, 5.25% due 7/1/2013	Aa3/AA+	2,500,000	2,712,675
California State Public Works, 5.00% due 6/1/2017 (University of California Regents; Insured FGIC)	Aaa/AAA	2,000,000	2,181,180
California State Public Works Board, 5.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,235,000	1,340,901
California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	Aaa/AAA	2,000,000	2,165,380
California State Public Works Board Lease, 5.50% due 6/1/2010 (Various Universities)	Aa2/AA-	780,000	805,709
California State Public Works Board Lease, 5.00% due 11/1/2015	Aa2/AA-	1,000,000	1,071,580
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,131,760
California Statewide Community Development Authority, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation; Insured: AMBAC)	Aaa/AAA	595,000	601,485
California Statewide Community Development Authority, 5.25% due 8/1/2014 (EAH-East Campus Apartments; Insured: ACA)	NR/A	1,215,000	1,255,241
California Statewide Community Development Authority, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente)	NR/A+	2,000,000	2,033,140
California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital; Insured: MBIA)	Aaa/AAA	660,000	700,854
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (Kaiser Permanente) (ETM)	Aaa/AAA	2,785,000	2,878,771
Central Union High School District Imperial Count, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	830,000	884,971
Cerritos California Public Financing Authority, 5.00% due 11/1/2014 (Tax Allocation Redevelopment; Insured: AMBAC)	Aaa/AAA	1,260,000	1,362,375
Corona Norco USD Capital Appreciation, 0% due 9/1/2017 (Insured: FSA)	Aaa/AAA	1,595,000	1,061,297
East Palo Alto Public Financing, 5.00% due 10/1/2014 (University Circle Gateway/101; Insured: Radian)	Aa3/AA	670,000	696,679
East Palo Alto Public Financing, 5.00% due 10/1/2016 (University Circle Gateway/101; Insured: Radian)	Aa3/AA	735,000	762,518
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	1,865,000	1,883,408
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	Aaa/AAA	735,000	796,145
Fresno County Housing Authority Multi Family, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Creek Park Apartments; Collateralized: FNMA)	NR/AAA	1,400,000	1,401,400
Fresno USD, 5.00% due 8/1/2009 (Insured: FSA) (ETM)	Aaa/AAA	545,000	551,785
Hawaiian Gardens Redevelopment Agency, 5.50% due 12/1/2008	NR/BBB+	575,000	584,901

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
High Desert California Mental Health Care, 5.40% due 10/1/2011	NR/NR	$2,500,000	$2,504,350
Kern High School District, 7.00% due 8/1/2010 (ETM)	A1/NR	165,000	180,622
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking; Insured: ACA)	NR/A	835,000	845,730
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking; Insured: ACA)	NR/A	435,000	450,978
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,479,212
Los Angeles County Capital Asset Leasing Corp., 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,015,480
Los Angeles County Schools, 5.00% due 6/1/2016 (Pooled Financing; Insured: MBIA)	Aaa/AAA	1,000,000	1,083,770
Los Angeles County Schools, 5.00% due 6/1/2017 (Pooled Financing; Insured: MBIA)	Aaa/AAA	1,010,000	1,094,699
Los Angeles Department of Water & Power, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,183,210
Los Angeles Multi Family, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA) (AMT)	NR/AAA	490,000	491,176
Los Angeles Regional Airport Improvement Corporate Lease, 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: FSA)	Aaa/AAA	1,120,000	1,171,206
Los Angeles USD, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,717,275
Milpitas California Agency Tax Allocation Area No 1, 5.00% due 9/1/2015 (Redevelopment; Insured: MBIA)	Aaa/AAA	2,000,000	2,137,920
Moorpark Mobile Home Park, 5.80% due 5/15/2010 (Villa Del Arroyo; Insured: ACA)	NR/A	765,000	787,476
Northern California Power Agency, 5.00% due 7/1/2009 (Geothermal Number 3)	A2/BBB+	4,000,000	4,003,480
Norwalk California Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	Aaa/AAA	625,000	677,362
Oxnard Financing Authority Solid Waste, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	NR/AAA	2,115,000	2,225,699
Pomona USD, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	338,621
Richmond Joint Powers Financing Authority Lease & Gas Tax, 5.25% due 5/15/2013	NR/A-	2,000,000	2,016,220
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	Aa3/AA-	1,000,000	1,035,550
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	Aaa/AAA	3,310,000	2,523,941
Sacramento County Sanitation District Financing Authority, 5.75% due 12/1/2009	Aa3/AA	560,000	586,376
Sacramento Municipal Utility District Electric, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	1,870,000	1,874,394
San Bernardino County Multi Family Housing, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,100,000	3,225,767
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	193,424
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	210,195
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	309,360
San Bernardino County Transportation Authority Sales Tax, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	555,000	571,256
San Diego County COP, 5.625% due 9/1/2012 (Insured: AMBAC)	Aaa/AAA	500,000	520,485
San Diego County COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa3/BBB-	2,000,000	2,068,660
San Diego Public Facilities Financing Authority, 5.00% due 5/15/2020 (Insured: FGIC)	Aaa/AAA	500,000	500,490
San Francisco, 5.00% due 6/15/2014 (Laguna Honda Hospital; Insured: FSA)	Aaa/AAA	2,320,000	2,495,717
San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R Moscone)	A1/AA-	1,380,000	1,243,559
San Jose Evergreen Community College District, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aaa/AAA	2,200,000	1,861,948
Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/A	575,000	598,494
Southeast Resources Recovery Facilities Authority Lease, 5.375% due 12/1/2013 (Insured: AMBAC)	Aaa/AAA	1,060,000	1,141,991
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aaa/AAA	350,000	382,456
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aaa/AAA	250,000	273,183
Stanton Multi Family Housing, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens; Collateralized: FNMA)	NR/AAA	4,385,000	4,476,953
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	Aaa/AAA	445,000	480,645
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	430,000	461,695
Victorville Redevelopment Agency, 5.00% due 12/1/2014 (Bear Valley Road Special Escrow Fund; Insured: FSA)	Aaa/AAA	380,000	393,893
Walnut Valley USD, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	252,873
Walnut Valley USD, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	102,905
Walnut Valley USD, 8.75% due 8/1/2010 (Insured: MBIA) (ETM)	Aaa/AAA	1,000,000	1,140,290
Washington Township Health Care District, 5.00% due 7/1/2009	A3/NR	450,000	458,766

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington USD, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	NR/AAA	$725,000	$786,415
Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,001,481

TOTAL INVESTMENTS — 98.52% (Cost $110,172,405)			$111,872,757

OTHER ASSETS LESS LIABILITIES — 1.48%			1,677,693

NET ASSETS — 100.00%			$113,550,450

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
USD	Unified School District

See notes to financial statements.

20    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

Certified Annual Report    21

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class A Shares
Actual	$1,000.00	$1,018.80	$4.97
Hypothetical*	$1,000.00	$1,020.14	$4.97
Class C Shares
Actual	$1,000.00	$1,017.50	$6.17
Hypothetical*	$1,000.00	$1,018.95	$6.17
Class I Shares
Actual	$1,000.00	$1,019.70	$3.24
Hypothetical*	$1,000.00	$1,021.86	$3.24

†	Expenses are equal to the annualized expense ratio for each class (A: 0.98%; C: 1.22%; and I: 0.64%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22    Certified Annual Report

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg California Limited Term Municipal Fund Class A Total Returns versus Lehman

Brothers Five-Year Municipal Bond Index and Consumer Price Index

(February 19, 1987 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)	1.59%	1.84%	3.29%	4.77%
C Shares (Incep: 9/1/94)	2.35%	1.88%	3.11%	3.55%

FUND ATTRIBUTES as of September 30, 2007

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 2/19/87)	3.42%	3.10%	$12.73	$12.92
C Shares (Incep: 9/1/94)	3.16%	2.88%	$12.74	$12.74

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Certified Annual Report    23

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

24    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report    25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

26    Certified Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met on September 11, 2007 to consider a renewal of the advisory agreement, and determined to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income securities indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s average or better

Certified Annual Report    27

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

investment returns over most measuring periods relative to a category of mutual funds selected by an independent mutual fund analyst firm and appearing most comparable to the Fund of the categories reviewed, and the Fund’s performance relative to comparative measures of portfolio volatility and return. The Trustees also noted in their evaluation that while the Fund had exhibited lower total returns (and lower portfolio volatility) than a second category comprised of longer duration municipal debt funds during periods of declining interest rates, the Fund had outperformed that category of longer term funds in the last year as interest rates increased.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, also considered the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds. The Trustees observed that the management fee and overall expense ratios for the Fund were higher than average and median fees and expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, but that the differences were not significant in view of their degree and the Fund’s investment performance. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealer firms, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

28    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    29

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

30    This page is not part of the Annual Report.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

TH859

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg California Limited Term Municipal Fund

I Shares

Annual Report – September 30, 2007

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Thornburg California Limited Term Municipal Fund

I Shares – September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    3

Important Information

Performance data represent past performance and do not guarantee future results. Investment return and principal value will fluctuate. Upon redemption, an investor’s shares may be worth more or less than their original cost. Current returns may be lower or higher than those shown. For performance current to the most recent month end, visit www. thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

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Letter to Shareholders

October 18, 2007

Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class I shares decreased by 4 cents per share to $12.74 during the twelve months ended September 30, 2007. If you were with us for the entire period, you received dividends of 47.1 cents per share. If you reinvested your dividends, you received 47.9 cents per share.

The past year has been one of the more interesting in recent memory. Municipal bonds traded within a fairly tight trading range until May. Then, as the Federal Reserve raised the targeted Fed Funds rate to 5.0%, the bond market started to worry about an overheated economy and excess inflation. This drove up market yields for bonds by 0.30% to 0.40% and led to a some-what steeper yield curve. Next, the sordid world of subprime mortgage bonds and derivatives based upon them started to unravel. Though subprime problems didn’t directly affect the municipal bond market, they did set off a panic-stricken flight to quality. As investors piled into Treasury notes and bonds, they drove their yields back down to levels that prevailed toward the beginning of 2007. However, investors mostly bypassed the municipal bond market, leaving rates there relatively unchanged. This created a rare event during which municipal bond yields were extremely attractive relative to Treasury yields. By late summer, ten-year high quality municipal bonds were routinely yielding 90% or more of ten-year Treasury yields, and trades over 100% were occasionally happening.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) were getting wider. Some investors, who had been comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally get compensated for taking incremental credit risk in bonds rated lower than AAA.

Since the end of August, the bond market has been gradually regaining its composure. A calmer, lower volatility environment has helped fuel a renewed appetite for risk. This has led to some retrenchment of the spread widening that occurred in May. It also has led to a wholesale re-pricing of the municipal bond market so that it is no longer extremely attractive relative to the Treasury market. However, credit spreads on most bonds are still wider than they were just a few months ago, and municipal bonds are still somewhat attractive relative to Treasury notes, particularly if you expect marginal tax rates to go up (we do).

The Class I shares of your Fund produced a total return of 3.44% over the twelve-month period ended September 30, 2007, compared to a 3.81% return for the Lehman Five-Year Municipal Bond Index. Over the last year, five-year municipal bonds have performed better than longer and shorter maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next ten years, so it has significant exposure to bonds that mature before and after five years. Since those bonds generally underperformed five-year bonds and the index, the Fund underperformed the index.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 85 municipal obligations from all over California. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities

6    Certified Annual Report

contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of the late summer market weakness to restructure the Fund somewhat. Early in 2007, the Fund’s ladder was a bit overweighted in the early years. As interest rates rose, we invested primarily in the later years of the Fund’s ladder so that it is now more evenly distributed. Consequently, at fiscal year end (September 30, 2007), the Fund had an average maturity of 4.82 and duration of 3.69 years. We also added incrementally to lower rated investment grade bonds, although we continue to maintain a AA average quality.

% of portfolio maturing			Cumulative % maturing
1 years	=	8.1%	Year 1	=	8.1%
1 to 2 years	=	13.5%	Year 2	=	21.6%
2 to 3 years	=	8.8%	Year 3	=	30.4%
3 to 4 years	=	6.3%	Year 4	=	36.7%
4 to 5 years	=	14.8%	Year 5	=	51.5%
5 to 6 years	=	7.0%	Year 6	=	58.5%
6 to 7 years	=	9.2%	Year 7	=	67.7%
7 to 8 years	=	9.7%	Year 8	=	77.4%
8 to 9 years	=	9.2%	Year 9	=	86.6%
Over 9 years	=	13.4%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 9/30/07.

Looking forward, we do expect U.S. economic growth to slow from the second quarter’s healthy 3.8% rate. However, consumer spending seems to be holding up well, and exports are surging. These factors, along with new job growth of about 100,000 per month, should keep the U.S. economy out of recession territory. However, the dismal housing sector and the dislocation in financial markets will probably cap future growth at a relatively low rate. This should allow the Fed to continue easing monetary conditions, but with a close eye on what happens to inflation. Market unease about the depreciating dollar and the long-term inflation outlook should keep long-term interest rates from dropping precipitously, which, in turn, should lead to a steeper yield curve going forward. We believe that a steepening yield curve would be advantageous for the laddering style employed by this Fund.

California state tax revenues have been better than expected the last few years allowing the state to rebuild budget reserves to $4.1 billion. However, the recent housing downturn has hit the state hard. State tax revenues are already $1 billion behind budget just two months into the 2008 fiscal year. Debt levels are only slightly above average, but new bond measures totaling $43 billion were authorized in 2006. Added to this is the State’s recently estimated actuarial accrued liability of other post employment benefits (OPEB) totaling $47.9 billion. Given these challenges, we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 93% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland Co-Portfolio Manager	Josh Gonze Co-Portfolio Manager	Christopher Ihlefeld Co-Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2007

ASSETS
Investments at value (cost $110,172,405) (Note 2)	$111,872,757
Cash	424,252
Receivable for fund shares sold	370,205
Interest receivable	1,563,858
Prepaid expenses and other assets	166

Total Assets	114,231,238

LIABILITIES
Payable for fund shares redeemed	482,261
Payable to investment advisor and other affiliates (Note 3)	76,333
Accounts payable and accrued expenses	34,968
Dividends payable	87,226

Total Liabilities	680,788

NET ASSETS	$113,550,450

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$1,700,352
Accumulated net realized gain (loss)	(1,032,397)
Net capital paid in on shares of beneficial interest	112,882,495

$113,550,450

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($67,183,470 applicable to 5,278,808 shares of beneficial interest outstanding - Note 4)	$12.73

Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.92

Class C Shares:
Net asset value and offering price per share * ($14,449,008 applicable to 1,134,407 shares of beneficial interest outstanding - Note 4)	$12.74

Class I Shares:
Net asset value, offering and redemption price per share ($31,917,972 applicable to 2,505,571 shares of beneficial interest outstanding - Note 4)	$12.74

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Interest income (net of premium amortized of $935,766)	$5,081,268

EXPENSES:
Investment advisory fees (Note 3)	582,820
Administration fees (Note 3)
Class A Shares	92,457
Class C Shares	18,824
Class I Shares	13,770
Distribution and service fees (Note 3)
Class A Shares	184,913
Class C Shares	150,359
Transfer agent fees
Class A Shares	31,462
Class C Shares	11,108
Class I Shares	11,812
Registration and filing fees
Class A Shares	64
Class C Shares	64
Class I Shares	64
Custodian fees (Note 3)	54,948
Professional fees	27,422
Accounting fees	4,270
Trustee fees	1,371
Other expenses	18,972

Total Expenses	1,204,700

Less:
Expenses reimbursed by investment advisor (Note 3)	(25,017)
Distribution fees waived (Note 3)	(75,180)
Fees paid indirectly (Note 3)	(9,825)

Net Expenses	1,094,678

Net Investment Income	3,986,590

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(164,310)
Net change in unrealized appreciation (depreciation) of investments	(238,410)

Net Realized and Unrealized Loss on Investments	(402,720)

Net Increase in net Assets Resulting From operations	$3,583,870

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$3,986,590	$4,438,506
Net realized loss on investments	(164,310)	(480,334)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(238,410)	11,918

Net Increase (Decrease) in Net Assets Resulting from Operations	3,583,870	3,970,090

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,494,459)	(2,931,630)
Class C Shares	(471,252)	(529,444)
Class I Shares	(1,020,879)	(977,432)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(13,105,346)	(30,148,546)
Class C Shares	(2,300,630)	(3,174,793)
Class I Shares	3,635,455	(2,450,712)

Net Decrease in Net Assets	(12,173,241)	(36,242,467)

NET ASSETS:
Beginning of year	125,723,691	161,966,158

End of year	$113,550,450	$125,723,691

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than

Certified Annual Report    11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007

class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $11,040 for Class A shares, $7,811 for Class C shares, and $6,166 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $1,891 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $952 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $75,180 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $9,825. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	414,862	$5,274,076	500,010	$6,354,937
Shares issued to shareholders in reinvestment of dividends	131,772	1,673,749	157,167	1,996,487
Shares repurchased	(1,579,257)	(20,053,171)	(3,033,930)	(38,499,970)

Net Increase (Decrease)	(1,032,623)	$(13,105,346)	(2,376,753)	$(30,148,546)

Class C Shares
Shares sold	86,180	$1,093,229	144,307	$1,835,245
Shares issued to shareholders in reinvestment of dividends	28,501	362,296	30,762	391,006
Shares repurchased	(295,057)	(3,756,155)	(424,743)	(5,401,044)

Net Increase (Decrease)	(180,376)	$(2,300,630)	(249,674)	$(3,174,793)

Class I Shares
Shares sold	1,133,498	$14,373,498	917,264	$11,673,302
Shares issued to shareholders in reinvestment of dividends	66,177	841,375	61,670	784,049
Shares repurchased	(910,981)	(11,579,418)	(1,171,724)	(14,908,063)

Net Increase (Decrease)	288,694	$3,635,455	(192,790)	$(2,450,712)

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $25,702,338 and $29,831,714, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$110,172,405

Gross unrealized appreciation on a tax basis	$1,799,580
Gross unrealized depreciation on a tax basis	(99,228)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,700,352

At September 30, 2007, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2008	$214,571
2012	33,844
2014	148,124
2015	471,548

$868,087

At September 30, 2007 the Fund had deferred capital losses occurring subsequent to October 31, 2006 of $164,310. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

During the year ending September 30, 2007, $205,990 of capital loss carry forwards from prior years expired.

All dividends paid by the Fund for the year ended September 30, 2007 and September 30, 2006, represent exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized loss by $205,990 and decreased net capital paid in on shares of beneficial interest by $205,990. This reclassification has no impact on the net asset value of the Fund. Reclassifications resulted from expired capital loss carry forwards.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

				3 Months Ended Sept. 30,		Year Ended June 30,
	Year Ended Sept. 30,
Class I Shares:	2007	2006	2005	2004(c)		2004	2003
PER SHARE PERFORMANCE
(for a share outstanding through out the period)
Net asset value, beginning of period	$12.78	$12.80	$13.03	$12.89		$13.22	$12.97

Income from investment operations:
Net investment income	0.47	0.44	0.40	0.09		0.39	0.42
Net realized and unrealized gain (loss) on investments	(0.04)	(0.02)	(0.23)	0.14		(0.33)	0.25

Total from investment operations	0.43	0.42	0.17	0.23		0.06	0.67

Less dividends from:
Net investment income	(0.47)	(0.44)	(0.40)	(0.09)		(0.39)	(0.42)

Change in net asset value	(0.04)	(0.02)	(0.23)	0.14		(0.33)	0.25

NET ASSET VALUE, end of period	$12.74	$12.78	$12.80	$13.03		$12.89	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return(a)	3.44%	3.39%	1.31%	1.81%		0.46%	5.27%
Ratios to average net assets:
Net investment income	3.71%	3.50%	3.09%	2.85	%(b)	2.99%	3.20%
Expenses, after expense reductions	0.66%	0.66%	0.68%	0.67	%(b)	0.67%	0.65%
Expenses, after expense reductions and net of custody credits	0.65%	0.55%	0.67%	0.67	%(b)	0.67%	0.65%
Expenses, before expense reductions	0.68%	0.71%	0.73%	0.77	%(b)	0.78%	0.75%

Portfolio turnover rate	22.71%	25.77%	26.33%	4.18%		23.80%	26.03%

Net assets at end of period (000)	$31,918	$28,334	$30,843	$25,728		$22,929	$20,592

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

See notes to the financial statements.

Certified Annual Report    15

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts)	A3/NR	$435,000	$448,759
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts)	A3/NR	455,000	471,394
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	NR/AAA	1,830,000	2,077,617
Bay Area Toll Bridge Revenue, 5.00% due 4/1/2016	Aa3/AA	2,075,000	2,257,392
California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	A3/AAA	2,000,000	2,054,080
California Housing Finance Agency, 9.875% due 2/1/2017	Aa2/AA-	670,000	686,113
California Mobile Home Park Financing Authority, 4.75% due 11/15/2010 (Rancho Vallecitos; Insured: ACA)	NR/A	500,000	506,210
California Mobile Home Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/A	570,000	587,032
California PCR Authority Solid Waste Disposal, 6.75% due 7/1/2011 (ETM)	Aaa/NR	1,890,000	1,982,610
California PCR Authority Solid Waste Disposal, 5.00% due 6/1/2018 put 6/1/2008	NR/BBB	1,100,000	1,104,928
California PCR Solid Waste Disposal, 4.85% due 12/1/2027 put 11/30/2007 (Waste Management, Inc.) (AMT)	NR/BBB	1,000,000	1,000,600
California State, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,064,010
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	2,000,000	2,042,480
California State GO, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,000,640
California State GO, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	598,018
California State GO, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	231,911
California State GO, 6.25% due 9/1/2012	A1/A+	3,000,000	3,317,160
California State GO Economic Recovery, 5.25% due 7/1/2013	Aa3/AA+	2,500,000	2,712,675
California State Public Works, 5.00% due 6/1/2017 (University of California Regents; Insured FGIC)	Aaa/AAA	2,000,000	2,181,180
California State Public Works Board, 5.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,235,000	1,340,901
California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	Aaa/AAA	2,000,000	2,165,380
California State Public Works Board Lease, 5.50% due 6/1/2010 (Various Universities)	Aa2/AA-	780,000	805,709
California State Public Works Board Lease, 5.00% due 11/1/2015	Aa2/AA-	1,000,000	1,071,580
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,131,760
California Statewide Community Development Authority, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation; Insured: AMBAC)	Aaa/AAA	595,000	601,485
California Statewide Community Development Authority, 5.25% due 8/1/2014 (EAH-East Campus Apartments; Insured: ACA)	NR/A	1,215,000	1,255,241
California Statewide Community Development Authority, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente)	NR/A+	2,000,000	2,033,140
California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital; Insured: MBIA)	Aaa/AAA	660,000	700,854
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (Kaiser Permanente) (ETM)	Aaa/AAA	2,785,000	2,878,771
Central Union High School District Imperial Count, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	830,000	884,971
Cerritos California Public Financing Authority, 5.00% due 11/1/2014 (Tax Allocation Redevelopment; Insured: AMBAC)	Aaa/AAA	1,260,000	1,362,375
Corona Norco USD Capital Appreciation, 0% due 9/1/2017 (Insured: FSA)	Aaa/AAA	1,595,000	1,061,297
East Palo Alto Public Financing, 5.00% due 10/1/2014 (University Circle Gateway/101; Insured: Radian)	Aa3/AA	670,000	696,679
East Palo Alto Public Financing, 5.00% due 10/1/2016 (University Circle Gateway/101; Insured: Radian)	Aa3/AA	735,000	762,518
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	1,865,000	1,883,408
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	Aaa/AAA	735,000	796,145
Fresno County Housing Authority Multi Family, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Creek Park Apartments; Collateralized: FNMA)	NR/AAA	1,400,000	1,401,400
Fresno USD, 5.00% due 8/1/2009 (Insured: FSA) (ETM)	Aaa/AAA	545,000	551,785
Hawaiian Gardens Redevelopment Agency, 5.50% due 12/1/2008	NR/BBB+	575,000	584,901

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
High Desert California Mental Health Care, 5.40% due 10/1/2011	NR/NR	$2,500,000	$2,504,350
Kern High School District, 7.00% due 8/1/2010 (ETM)	A1/NR	165,000	180,622
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking; Insured: ACA)	NR/A	835,000	845,730
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking; Insured: ACA)	NR/A	435,000	450,978
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,479,212
Los Angeles County Capital Asset Leasing Corp., 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,015,480
Los Angeles County Schools, 5.00% due 6/1/2016 (Pooled Financing; Insured: MBIA)	Aaa/AAA	1,000,000	1,083,770
Los Angeles County Schools, 5.00% due 6/1/2017 (Pooled Financing; Insured: MBIA)	Aaa/AAA	1,010,000	1,094,699
Los Angeles Department of Water & Power, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,183,210
Los Angeles Multi Family, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA) (AMT)	NR/AAA	490,000	491,176
Los Angeles Regional Airport Improvement Corporate Lease, 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: FSA)	Aaa/AAA	1,120,000	1,171,206
Los Angeles USD, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,717,275
Milpitas California Agency Tax Allocation Area No 1, 5.00% due 9/1/2015 (Redevelopment; Insured: MBIA)	Aaa/AAA	2,000,000	2,137,920
Moorpark Mobile Home Park, 5.80% due 5/15/2010 (Villa Del Arroyo; Insured: ACA)	NR/A	765,000	787,476
Northern California Power Agency, 5.00% due 7/1/2009 (Geothermal Number 3)	A2/BBB+	4,000,000	4,003,480
Norwalk California Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	Aaa/AAA	625,000	677,362
Oxnard Financing Authority Solid Waste, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	NR/AAA	2,115,000	2,225,699
Pomona USD, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	338,621
Richmond Joint Powers Financing Authority Lease & Gas Tax, 5.25% due 5/15/2013	NR/A-	2,000,000	2,016,220
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	Aa3/AA-	1,000,000	1,035,550
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	Aaa/AAA	3,310,000	2,523,941
Sacramento County Sanitation District Financing Authority, 5.75% due 12/1/2009	Aa3/AA	560,000	586,376
Sacramento Municipal Utility District Electric, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	1,870,000	1,874,394
San Bernardino County Multi Family Housing, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,100,000	3,225,767
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	193,424
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	210,195
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	309,360
San Bernardino County Transportation Authority Sales Tax, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	555,000	571,256
San Diego County COP, 5.625% due 9/1/2012 (Insured: AMBAC)	Aaa/AAA	500,000	520,485
San Diego County COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa3/BBB-	2,000,000	2,068,660
San Diego Public Facilities Financing Authority, 5.00% due 5/15/2020 (Insured: FGIC)	Aaa/AAA	500,000	500,490
San Francisco, 5.00% due 6/15/2014 (Laguna Honda Hospital; Insured: FSA)	Aaa/AAA	2,320,000	2,495,717
San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R Moscone)	A1/AA-	1,380,000	1,243,559
San Jose Evergreen Community College District, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aaa/AAA	2,200,000	1,861,948
Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/A	575,000	598,494
Southeast Resources Recovery Facilities Authority Lease, 5.375% due 12/1/2013 (Insured: AMBAC)	Aaa/AAA	1,060,000	1,141,991
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aaa/AAA	350,000	382,456
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aaa/AAA	250,000	273,183
Stanton Multi Family Housing, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens; Collateralized: FNMA)	NR/AAA	4,385,000	4,476,953
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	Aaa/AAA	445,000	480,645
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	430,000	461,695
Victorville Redevelopment Agency, 5.00% due 12/1/2014 (Bear Valley Road Special Escrow Fund; Insured: FSA)	Aaa/AAA	380,000	393,893
Walnut Valley USD, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	252,873
Walnut Valley USD, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	102,905
Walnut Valley USD, 8.75% due 8/1/2010 (Insured: MBIA) (ETM)	Aaa/AAA	1,000,000	1,140,290
Washington Township Health Care District, 5.00% due 7/1/2009	A3/NR	450,000	458,766

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington USD, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	NR/AAA	$725,000	$786,415
Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,001,481

TOTAL INVESTMENTS — 98.52% (Cost $110,172,405)			$111,872,757

OTHER ASSETS LESS LIABILITIES — 1.48%			1,677,693

NET ASSETS — 100.00%			$113,550,450

Footnote Legend
† Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
USD	Unified School District

See notes to financial statements.

18    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Class I Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

Certified Annual Report    19

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class I Shares
Actual	$1,000.00	$1,019.70	$3.24
Hypothetical*	$1,000.00	$1,021.86	$3.24

†	Expenses are equal to the annualized expense ratio for Class I shares (0.64%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

20    Certified Annual Report

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg California Limited Term Municipal Fund Class I Total Returns versus Lehman

Brothers Five-Year Municipal Bond Index and Consumer Price Index

(April 1, 1997 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 4/1/97)	3.44%	2.49%	3.81%	4.02%

FUND ATTRIBUTES

as of September 30, 2007

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 4/1/97)	3.75%	3.47%	$12.74	$12.74

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Certified Annual Report    21

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

22    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report    23

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

24    Certified Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met on September 11, 2007 to consider a renewal of the advisory agreement, and determined to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income securities indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s average or better

Certified Annual Report    25

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2007 (Unaudited)

investment returns over most measuring periods relative to a category of mutual funds selected by an independent mutual fund analyst firm and appearing most comparable to the Fund of the categories reviewed, and the Fund’s performance relative to comparative measures of portfolio volatility and return. The Trustees also noted in their evaluation that while the Fund had exhibited lower total returns (and lower portfolio volatility) than a second category comprised of longer duration municipal debt funds during periods of declining interest rates, the Fund had outperformed that category of longer term funds in the last year as interest rates increased.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, also considered the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds. The Trustees observed that the management fee and overall expense ratios for the Fund were higher than average and median fees and expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, but that the differences were not significant in view of their degree and the Fund’s investment performance. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealer firms, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

26    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.     27

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

28    This page is not part of the Annual Report.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

TH867

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

Thornburg Intermediate Municipal Fund

Annual Report – September 30, 2007

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2    This page is not part of the Annual Report.

Thornburg Intermediate Municipal Fund

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report     3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

4    Certified Annual Report

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index representing a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Certified Annual Report     5

Letter to Shareholders George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

October 18, 2007

Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 15 cents to $13.15 during the twelve months ended September 30, 2007. If you were with us for the entire period, you received dividends of 50.7 cents per share. If you reinvested your dividends, you received 51.6 cents per share. Investors who owned Class C shares received dividends of 47.4 and 48.2 cents per share, respectively.

The past year has been one of the more interesting in recent memory. Municipal bonds traded within a fairly tight trading range until May. Then, as the Federal Reserve raised the targeted Fed Funds rate to 5.0%, the bond market started to worry about an overheated economy and excess inflation. This drove up market yields for bonds by 0.30% to 0.40% and led to a somewhat steeper yield curve. Next, the sordid world of subprime mortgage bonds and derivatives based upon them started to unravel. Though subprime problems didn’t directly affect the municipal bond market, they did set off a panic-stricken flight to quality. As investors piled into Treasury notes and bonds, they drove their yields back down to levels that prevailed toward the beginning of 2007. However, investors mostly bypassed the municipal bond market, leaving rates there relatively unchanged. This created a rare event during which municipal bond yields were extremely attractive relative to Treasury yields. By late summer, ten-year high-quality municipal bonds were routinely yielding 90% or more of ten-year Treasury yields, and trades over 100% were occasionally happening.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) were getting wider. Some investors, who had been comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally get compensated for taking incremental credit risk in bonds rated lower than AAA.

Since the end of August, the bond market has been gradually regaining its composure. A calmer, lower volatility environment has helped fuel a renewed appetite for risk. This has led to some retrenchment of the spread widening that occurred in May. It also has led to a wholesale re-pricing of the municipal bond market so that it is no longer extremely attractive relative to the Treasury market. However, credit spreads on most bonds are still wider than they were just a few months ago, and municipal bonds are still somewhat attractive relative to Treasury notes, particularly if you expect marginal tax rates to go up (we do).

The Class A shares of your Fund produced a total return of 2.74% over the twelve-month period ended September 30, 2007, compared to a 3.82% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the last year, intermediate municipal bonds have performed better than longer and shorter maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next eighteen years, so it has significant exposure to shorter and longer term bonds. Since those bonds generally underperformed intermediate bonds and the index, the Fund underperformed the index.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 340 municipal obligations from 44 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate

6	Certified Annual Report

bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of the late summer market weakness to restructure the Fund somewhat. Early in 2007, the Fund’s ladder was a bit overweighted in the early years, which led to an average maturity of 7.5 years and duration of 4.25 years. As interest rates rose, we invested primarily in the later years of the Fund’s ladder so that it is now more evenly distributed. Consequently, at fiscal year end (September 30, 2007), the Fund had an average maturity of 8.12 and duration of 4.68 years. We also added incrementally to lower rated investment grade bonds, although we continue to maintain a AA average quality.

% of portfolio maturing	Cumulative % maturing
2 years = 10.4%	Year 2 = 10.4%
2 to 4 years = 13.5%	Year 4 = 23.9%
4 to 6 years = 10.0%	Year 6 = 33.9%
6 to 8 years = 10.9%	Year 8 = 44.8%
8 to 10 years = 11.6%	Year 10 = 56.4%
10 to 12 years = 12.6%	Year 12 = 69.0%
12 to 14 years = 13.4%	Year 14 = 82.4%
14 to 16 years = 11.7%	Year 16 = 94.1%
16 to 18 years = 0.5%	Year 18 = 94.6%
Over 18 years = 5.4%	Over 18 years = 100.0%

Percentages can and do vary. Data as of 9/30/07.

Looking forward, we do expect U.S. economic growth to slow from the second quarter’s healthy 3.8% rate. However, consumer spending seems to be holding up well, and exports are surging. These factors, along with new job growth of about 100,000 per month, should keep the U.S. economy out of recession territory. However, the dismal housing sector and the dislocation in financial markets will probably cap future growth at a relatively low rate. This should allow the Fed to continue easing monetary conditions, but with a close eye on what happens to inflation. Market unease about the depreciating dollar and the long-term inflation outlook should keep long-term interest rates from dropping precipitously, which, in turn, should lead to a steeper yield curve going forward. We believe that a steepening yield curve would be advantageous for the laddering style employed by this Fund.

State tax revenues have slowed from the double digit growth rates that prevailed in 2005 and early 2006, but are still increasing a solid 6.1% through June of 2007. Other sectors of the municipal bond market are also generally performing well, with credit rating upgrades continuing to greatly outnumber downgrades. While the current trend is positive, we expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show further credit improvement. We did add marginally to the Fund’s exposure to lower rated investment grade bonds recently, but we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 87% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2007

ASSETS
Investments at value (cost $494,464,922) (Note 2)	$507,761,647
Cash	248,750
Receivable for investments sold	3,101,449
Receivable for fund shares sold	518,856
Interest receivable	7,168,903
Prepaid expenses and other assets	26,494

Total Assets	518,826,099

LIABILITIES
Payable for securities purchased	2,883,332
Payable for fund shares redeemed	1,340,115
Payable to investment advisor and other affiliates (Note 3)	338,213
Accounts payable and accrued expenses	95,495
Dividends payable	589,152

Total Liabilities	5,246,307

NET ASSETS	$513,579,792

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,864)
Net unrealized appreciation on investments	13,296,725
Accumulated net realized gain (loss)	(8,965,737)
Net capital paid in on shares of beneficial interest	509,253,668

$513,579,792

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($333,800,015 applicable to 25,387,198 shares of beneficial interest outstanding - Note 4)	$13.15
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.42

Class C Shares:
Net asset value and offering price per share * ($53,890,221 applicable to 4,093,455 shares of beneficial interest outstanding - Note 4)	$13.16

Class I Shares:
Net asset value, offering and redemption price per share ($125,889,556 applicable to 9,587,974 shares of beneficial interest outstanding - Note 4)	$13.13

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,260,307)	$24,508,545

EXPENSES:
Investment advisory fees (Note 3)	2,534,522
Administration fees (Note 3)
Class A Shares	442,151
Class C Shares	67,183
Class I Shares	50,115
Distribution and service fees (Note 3)
Class A Shares	884,302
Class C Shares	537,450
Transfer agent fees
Class A Shares	163,850
Class C Shares	30,322
Class I Shares	95,831
Registration and filing fees
Class A Shares	30,134
Class C Shares	20,858
Class I Shares	27,699
Custodian fees (Note 3)	160,377
Professional fees	44,094
Accounting fees	20,612
Trustee fees	7,804
Other expenses	73,739

Total expenses	5,191,043
Less:
Expenses reimbursed by investment advisor (Note 3)	(146,279)
Distribution fees waived (Note 3)	(214,980)
Fees paid indirectly (Note 3)	(12,237)

Net expenses	4,817,547

Net Investment Income	19,690,998

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	563,541
Net change in unrealized appreciation (depreciation) of investments	(6,072,467)

Net realized and Unrealized Loss on Investments	(5,508,926)

Net Increase in net assets resulting from Operations	$14,182,072

See notes to financial statements.

Certified Annual Report     9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$19,690,998	$17,791,019
Net realized gain (loss) on investments sold	563,541	(346,753)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(6,072,467)	147,221

Net Increase (Decrease) in net Assets
Resulting from operations	14,182,072	17,591,487

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,591,786)	(12,934,370)
Class C Shares	(1,928,153)	(1,899,154)
Class I Shares	(4,171,059)	(2,957,495)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(28,841,157)	4,082,240
Class C Shares	(1,015,192)	242,860
Class I Shares	37,157,553	37,459,390

Net Increase in net Assets	1,792,278	41,584,958

NET ASSETS:
Beginning of year	511,787,514	470,202,556

End of year	$513,579,792	$511,787,514

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based

Certified Annual Report     11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $10,863 for Class A shares, $73,871 for Class C shares, and $61,545 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $2,163 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,714 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $214,980 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $12,237. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,977,070	$39,306,041	3,869,378	$51,196,659
Shares exchanged from merger	—	—	3,161,332	41,919,263
Shares issued to shareholders in reinvestment of dividends	616,657	8,138,336	561,102	7,415,384
Shares repurchased	(5,785,000)	(76,285,534)	(7,234,114)	(96,449,066)

Net Increase (Decrease)	(2,191,273)	$(28,841,157)	357,698	$4,082,240

Class C Shares
Shares sold	698,647	$9,209,025	809,528	$10,710,147
Shares issued to shareholders in reinvestment of dividends	96,425	1,274,036	93,262	1,233,844
Shares repurchased	(870,144)	(11,498,253)	(884,612)	(11,701,131)

Net Increase (Decrease)	(75,072)	$(1,015,192)	18,178	$242,860

Class I Shares
Shares sold	4,284,001	$56,206,181	3,700,160	$48,854,476
Shares issued to shareholders in reinvestment of dividends	217,243	2,861,145	135,815	1,791,684
Shares repurchased	(1,660,657)	(21,909,773)	(998,806)	(13,186,770)

Net Increase (Decrease)	2,840,587	$37,157,553	2,837,169	$37,459,390

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $116,587,482 and $111,959,154, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$494,462,451

Gross unrealized appreciation on a tax basis	$14,627,073
Gross unrealized depreciation on a tax basis	(1,327,877)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,299,196

At September 30, 2007, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund. Utilization of these losses may be subject to limitations from IRS regulations. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2008	$2,244,545
2009	2,374,508
2011	11,597
2012	4,297,982
2013	39,577

$8,968,209

The Fund utilized $207,214 of capital loss carry forwards during the year ended September 30, 2007.

During the year ending September 30, 2007, $160,845 of capital loss carry forwards from prior years expired.

Certified Annual Report     13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

In order to account for book/tax differences, the Fund decreased accumulated net realized investment loss by $161,506, increased over-distributed net investment income by $661, and decreased net capital paid in on shares of beneficial interest by $160,845. Reclassifications result primarily from expired capital loss carry forwards and market discount.

All dividends paid by the Fund for the year ended September 30, 2007 and September 30, 2006 represent tax exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.30	$13.33	$13.48	$13.56	$13.67

Income from investment operations:
Net investment income	0.51	0.49	0.49	0.52	0.52
Net realized and unrealized gain (loss) on investments	(0.15)	(0.03)	(0.15)	(0.08)	(0.11)

Total from investment operations	0.36	0.46	0.34	0.44	0.41
Less dividends from:
Net investment income	(0.51)	(0.49)	(0.49)	(0.52)	(0.52)

Change in net asset value	(0.15)	(0.03)	(0.15)	(0.08)	(0.11)
NET ASSET VALUE, end of year	$13.15	$13.30	$13.33	$13.48	$13.56

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.74%	3.57%	2.57%	3.29%	3.11%
Ratios to average net assets:
Net investment income	3.84%	3.74%	3.66%	3.83%	3.87%
Expenses, after expense reductions	0.99%	0.99%	0.99%	0.98%	0.99%
Expenses, after expense reductions and net of custody credits	0.98%	0.99%	0.99%	0.98%	0.99%
Expenses, before expense reductions	0.99%	1.00%	1.01%	0.98%	1.00%
Portfolio turnover rate	22.55%	18.95%	20.06%	11.81%	15.13%
Net assets at end of year (000)	$333,800	$366,702	$362,783	$370,227	$390,080

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

Certified Annual Report     15

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.31	$13.34	$13.50	$13.58	$13.69

Income from investment operations:
Net investment income	0.47	0.46	0.46	0.48	0.47
Net realized and unrealized gain (loss) on investments	(0.15)	(0.03)	(0.16)	(0.08)	(0.11)

Total from investment operations	0.32	0.43	0.30	0.40	0.36
Less dividends from:
Net investment income	(0.47)	(0.46)	(0.46)	(0.48)	(0.47)

Change in net asset value	(0.15)	(0.03)	(0.16)	(0.08)	(0.11)
NET ASSET VALUE, end of year	$13.16	$13.31	$13.34	$13.50	$13.58

RATIOS/SUPPLEMENTAL DATA

Total return	2.48%	3.31%	2.24%	3.02%	2.73%
Ratios to average net assets:
Net investment income	3.59%	3.49%	3.41%	3.57%	3.50%
Expenses, after expense reductions	1.24%	1.24%	1.25%	1.24%	1.35%
Expenses, after expense reductions and net of custody credits	1.24%	1.24%	1.24%	1.24%	1.35%
Expenses, before expense reductions	1.78%	1.78%	1.80%	1.78%	1.80%
Portfolio turnover rate	22.55%	18.95%	20.06%	11.81%	15.13%
Net assets at end of year (000)	$53,890	$55,497	$55,382	$57,979	$60,707

See notes to financial statements.

16    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.28	$13.31	$13.46	$13.54	$13.65

Income from investment operations:
Net investment income	0.55	0.54	0.53	0.56	0.57
Net realized and unrealized gain (loss) on investments	(0.15)	(0.03)	(0.15)	(0.08)	(0.11)

Total from investment operations	0.40	0.51	0.38	0.48	0.46
Less dividends from:
Net investment income	(0.55)	(0.54)	(0.53)	(0.56)	(0.57)

Change in net asset value	(0.15)	(0.03)	(0.15)	(0.08)	(0.11)
NET ASSET VALUE, end of year	$13.13	$13.28	$13.31	$13.46	$13.54

RATIOS/SUPPLEMENTAL DATA

Total return	3.06%	3.90%	2.90%	3.61%	3.49%
Ratios to average net assets:
Net investment income	4.16%	4.07%	3.98%	4.12%	4.23%
Expenses, after expense reductions	0.67%	0.67%	0.67%	0.67%	0.62%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.67%	0.67%	0.62%
Expenses, before expense reductions	0.73%	0.75%	0.77%	0.75%	0.80%
Portfolio turnover rate	22.55%	18.95%	20.06%	11.81%	15.13%
Net assets at end of year (000)	$125,890	$89,589	$52,037	$33,079	$19,333

See notes to financial statements.

Certified Annual Report     17

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673

NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.48%
Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$819,880
Lauderdale County & Florence Health Group, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,667,456

ALASKA — 0.62%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,634,601
Anchorage School, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	536,765

ARIZONA — 1.58%
Phoenix Civic Improvement Corp., 5.00% due 7/1/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,084,750
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: MBIA)	Aaa/AAA	1,000,000	1,085,970
Pima County Industrial Development Authority, 6.70% due 7/1/2021 (Arizona Charter Schools)	Baa3/NR	2,675,000	2,804,711
Tucson GO, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	504,896
Tucson GO, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	654,690
Yavapai County Industrial Development Authority, 4.45% due 3/1/2028 put 3/1/2008 (Waste Management, Inc.) (AMT)	NR/BBB	2,000,000	1,999,620

ARKANSAS — 0.48%
Jefferson County Hospital Improvement, 5.75% due 6/1/2012 (Jefferson Hospital Association)	NR/A	1,135,000	1,200,592
Jefferson County Hospital Improvement, 5.75% due 6/1/2013 (Jefferson Hospital Association)	NR/A	1,200,000	1,267,260

CALIFORNIA — 2.56%
California Housing Finance Agency, 9.875% due 2/1/2017	Aa2/AA-	675,000	691,234
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America) (ETM)	Aaa/AAA	4,500,000	4,500,675
East Palo Alto Public Financing, 5.00% due 10/1/2017 (University Circle Gateway 101; Insured: Radian)	Aa3/AA	770,000	796,357
El Camino Hospital District, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,132,860
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,217,938
Redwood City Redevelopment Project Area 2a, 0% due 7/15/2023 (Insured: AMBAC)	Aaa/AAA	2,060,000	1,002,726
San Jose USD COP, 5.00% due 6/1/2021 (Insured: FGIC)	Aaa/AAA	1,580,000	1,665,478
Washington USD, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	NR/AAA	2,010,000	2,115,223

COLORADO — 5.04%
Adams County Communication Center COP, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,322,988
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,000,000	1,070,900
Arvada IDRB, 5.60% due 12/1/2012 (Wanco, Inc.; LOC: US Bank, N.A.)	NR/NR	450,000	450,437
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,043,920
Central Platte Valley Metropolitan District, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	4,000,000	4,078,400
Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: XLCA)	Aaa/AAA	1,475,000	1,570,639
Colorado Educational & Cultural Facilities, 6.00% due 4/1/2021 (Cherry Creek Charter School)	Baa2/NR	500,000	514,450
Denver Convention Center Hotel Authority, 5.125% due 12/1/2017 (Insured: XLCA)	Aaa/AAA	4,215,000	4,537,321
El Paso County GO School District 11, 7.10% due 12/1/2013 (State Aid Withholding)	Aa3/AA-	500,000	593,350
Madre Metropolitan District 2, 5.375% due 12/1/2026	NR/NR	2,220,000	2,004,482
Murphy Creek Metropolitan District 3, 6.00% due 12/1/2026	NR/NR	2,000,000	1,916,380
North Range Metropolitan District 1, 5.00% due 12/15/2021	NR/A	1,500,000	1,499,880
Northwest Parkway Public Highway Authority Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	905,073

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Plaza Metropolitan District 1 Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	$2,500,000	$2,700,275
Southlands Metropolitan District 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,647,726

DELAWARE — 0.30%
Delaware State HFA, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,500,000	1,543,185

DISTRICT OF COLUMBIA — 2.42%
District of Columbia, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,436,050
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,073,320
District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	2,000,000	2,161,220
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	Aaa/AAA	3,900,000	4,098,900
District of Columbia COP, 5.00% due 1/1/2023 (Insured: FGIC)	Aaa/AAA	1,000,000	1,041,100
District of Columbia Hospital, 5.375% due 8/15/2015 (Medlantic Healthcare) (ETM)	Aaa/AAA	600,000	612,810

FLORIDA — 11.56%
Broward County HFA Multi Family Housing, 5.40% due 10/1/2011 (Pembroke Park Apartments; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	480,000	489,254
Broward County Resource Recovery, 5.00% due 12/1/2007 (Wheelabrator South)	A3/AA	1,775,000	1,779,366
Broward County Resource Recovery, 5.50% due 12/1/2008 (Wheelabrator South)	A3/AA	500,000	511,155
Broward County School Board, 5.00% due 7/1/2020 (Insured: FSA)	Aaa/AAA	1,000,000	1,052,060
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	1,000,000	1,034,420
Collier County HFA Multi Family A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms; Collateralized: FNMA)	Aaa/NR	1,000,000	1,045,980
Cooper City Utility Systems, 0% due 10/1/2013 (Insured: AMBAC)	Aaa/AAA	2,440,000	1,579,266
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	265,000	280,275
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	870,000	871,653
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	1,000,000	1,015,800
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	Aaa/NR	560,000	580,686
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: FSA)	Aaa/AAA	2,560,000	2,678,067
Florida Board of Education GO Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,062,760
Florida Board of Education GO Capital Outlay, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,548,330
Florida Housing Finance Agency, 3.90% due 12/1/2007 (Multi Family Guaranteed Mortgage; LOC: Wachovia Bank)	NR/AA-	1,000,000	1,000,440
Florida Housing Finance Corp., 5.40% due 4/1/2014 pre-refunded 10/1/2010 (Augustine Club Apartments; Insured: MBIA)	Aaa/NR	415,000	444,067
Florida Housing Finance Corp. Homeowner Mortgage, 4.80% due 1/1/2016	Aa1/AA+	300,000	309,159
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: MBIA)	NR/AAA	2,235,000	2,333,407
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	NR/AA+	2,090,000	2,201,690
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	NR/AA+	2,255,000	2,364,570
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: FGIC)	Aaa/AAA	1,000,000	1,072,420
Grand Haven Community Development District Florida Special Assessment, 6.90% due 5/1/2019	NR/NR	275,000	275,300
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,100,000	1,138,566
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,000,000	1,035,060
Hillsborough County Assessment Capacity, 5.00% due 3/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,062,590
Hillsborough County Industrial Development Authority PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	1,000,000	1,025,010
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: XLCA)	Aaa/AAA	3,000,000	3,139,920

Certified Annual Report     19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Jacksonville HFA Hospital, 5.75% due 8/15/2014 pre-refunded 8/15/2011	Aa2/NR	$1,000,000	$1,048,250
Jacksonville Water & Sewer District COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,011,060
Manatee County Florida, 5.00% due 10/1/2016 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,067,200
Marion County Hospital District, 5.00% due 10/1/2022	A2/NR	1,000,000	1,018,930
Miami, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,075,220
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	Aaa/AAA	3,035,000	3,256,798
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	645,000	664,279
North Miami HFA, 6.00% due 8/15/2024 (Catholic Health Services Obligation Group; LOC: Suntrust Bank)	Aa2/NR	300,000	307,725
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: MBIA)	Aaa/AAA	440,000	496,668
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/AA	1,000,000	1,021,140
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: MBIA)	Aaa/AAA	280,000	322,781
Orange County HFA, 6.375% due 11/15/2020 pre-refunded 11/15/10 (Adventist Health Systems)	A1/NR	1,000,000	1,090,040
Orange County School Board COP, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,611,331
Orange County School Board COP, 5.50% due 8/1/2017 pre-refunded 8/01/2012 (Insured: MBIA)	Aaa/AAA	735,000	797,181
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	5,635,000	5,649,369
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	Aa3/AA-	1,500,000	1,533,975
St. John’s County Industrial Development Authority, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,000,000	1,054,530
Tampa Health Systems, 5.50% due 11/15/2013 (Baycare Health Group; Insured: MBIA)	Aaa/AAA	1,050,000	1,147,051
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: FGIC)	Aaa/AAA	1,135,000	1,194,860
USF Financing Corp. COP Master Lease Program, 5.00% due 7/1/2018 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,052,100

GEORGIA — 1.12%
Atlanta Tax Allocation, 5.00% due 12/1/2015 (Atlantic Station; Insured: Assured Guaranty)	Aaa/AAA	4,120,000	4,423,067
Georgia Municipal Electric Authority Power 2005, 10.00% due 1/1/2010	A1/A+	230,000	261,414
Main Street Natural Gas Inc., 5.50% due 9/15/2022 (Georgia Gas) (1)	Aa3/AA-	1,000,000	1,060,900

HAWAII — 0.42%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: MBIA)	Aaa/AAA	2,000,000	2,178,760

IDAHO — 0.39%
Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo)	Aaa/NR	2,000,000	2,018,560

ILLINOIS — 8.72%
Champaign County Community School District GO, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	696,272
Chicago Housing Authority, 5.00% due 7/1/2008 (ETM)	Aaa/NR	3,020,000	3,053,462
Chicago Midway Airport Second Lien, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,250,051
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/A	1,500,000	1,598,025
Chicago Tax Increment Allocation, 6.50% due 12/1/2008 (Sub Central Loop Redevelopment; Insured ACA)	NR/A	1,500,000	1,537,830
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/A	2,285,000	2,321,720
Cook County Capital Improvement GO, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	505,755
Cook County School District GO, 0% due 12/1/2022	NR/NR	2,000,000	1,011,980
Illinois DFA, 6.00% due 11/15/2012 (Adventist Health Group; Insured: MBIA)	Aaa/AAA	2,860,000	3,068,465
Illinois DFA Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	325,000	329,517
Illinois Educational Facilities Authority, 5.50% due 5/15/2018 (Midwestern State University; Insured: ACA)	NR/A	1,500,000	1,521,090
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum)	A2/A	1,160,000	1,185,740
Illinois Finance Authority, 5.00% due 8/1/2022 (Insured: XLCA)	Aaa/AAA	1,000,000	1,051,530
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation; Insured: Radian)	NR/AA	1,220,000	1,221,720
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems; Insured: MBIA)	Aaa/AAA	1,370,000	1,482,518
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA) (ETM)	Aaa/AAA	230,000	253,821

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA)	Aaa/AAA	$1,080,000	$1,185,916
Illinois HFA, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare)	A2/A	1,250,000	1,331,000
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center; Collateralized: GNMA)	Aaa/NR	950,000	1,002,972
Illinois HFA Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 (Children’s Memorial Hospital; Insured: AMBAC)	Aaa/AAA	1,900,000	1,994,164
Illinois University, 5.25% due 1/15/2018 (UIC South Campus Development; Insured: FGIC)	Aaa/AAA	1,205,000	1,293,592
Melrose Park Tax Increment, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,101,265
Sangamon County School District, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/A	2,400,000	2,516,232
Sherman Mortgage, 6.10% due 10/1/2014 (Villa Vianney Health Care; Collateralized: GNMA)	NR/AAA	1,170,000	1,231,004
Sherman Mortgage, 6.20% due 10/1/2019 (Villa Vianney Health Care; Collateralized: GNMA)	NR/AAA	1,600,000	1,679,600
Southern Illinois University, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,106,142
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Local Govt.; Insured: FSA)	NR/AAA	3,500,000	1,562,820
Tazewell County School District No 51, 9.00% due 12/1/2024 (Insured: FGIC)	Aaa/NR	1,205,000	1,825,912
University of Illinois, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,235,001
Will & Kendall Counties Community, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,043,930
Will County Community School District 365-U, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,572,800

INDIANA — 5.91%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	895,000	922,709
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,440,839
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/AAA	2,495,000	2,650,863
Allen County Redevelopment District Tax, 5.00% due 11/15/2018	A3/NR	1,560,000	1,635,660
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,071,950
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,217,038
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	1,063,560
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,604,476
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,026,090
East Chicago Elementary School Building First Mortgage, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	180,000	182,291
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,621,740
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,100,768
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	901,231
Huntington Economic Development, 6.40% due 5/1/2015 (United Methodist Memorial)	NR/NR	1,000,000	1,023,470
Indiana Bond Bank Special Programs, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	Aaa/AAA	2,000,000	2,189,620
Indiana Health Facility Hospital, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	NR/AAA	575,000	581,032
Indiana State Educational Facilities Authority, 5.65% due 10/1/2015 (University of Indianapolis)	NR/A-	1,065,000	1,105,161
Indiana State Educational Facilities Authority, 5.70% due 10/1/2016 (University of Indianapolis)	NR/A-	1,025,000	1,063,981
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/AA-	740,000	693,439
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	NR/A+	1,000,000	1,050,230
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	NR/A+	1,000,000	1,039,040
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	NR/A-	1,000,000	1,025,810
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012	NR/AA	1,200,000	1,301,244
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,829,337

IOWA — 1.89%
Coralville COP, 5.25% due 6/1/2022	A2/NR	2,980,000	3,084,717
Iowa Finance Authority, 5.75% due 12/1/2015 (Trinity Health)	Aa2/AA-	1,250,000	1,315,613
Iowa Finance Authority, 6.00% due 12/1/2018 (Catholic Health Initiatives)	Aa2/AA	2,000,000	2,113,680
Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center)	A1/NR	1,000,000	1,049,270
Iowa Finance Authority Hospital Facility, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: FSA)	Aaa/AAA	1,000,000	1,058,210
Iowa Finance Authority Hospital Facility, 6.75% due 2/15/2016 pre-refunded 2/15/2010 (Iowa Health Services)	Aa3/NR	1,000,000	1,081,340

Certified Annual Report     21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
KANSAS — 1.31%
Olathe Tax Increment Special Obligation, 5.45% due 9/1/2022 (West Village Center)	NR/NR	$1,155,000	$1,138,726
Wichita Hospital Improvement, 6.75% due 11/15/2019 (Via Christi Health System)	NR/A+	4,200,000	4,452,504
Wyandotte County School District 204, 5.00% due 9/1/2014 (Insured: FGIC)	Aaa/NR	1,030,000	1,112,225

KENTUCKY — 0.98%
Kentucky Finance EDA, 5.85% due 10/1/2015 pre-refunded 10/1/2013 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	1,335,000	1,502,916
Kentucky Finance EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	2,665,000	2,958,310
Wilmore Housing Facilities, 5.55% due 7/1/2013 (Wesley Methodist Village; LOC: Allied Irish Bank plc)	NR/NR	530,000	544,914

LOUISIANA — 1.88%
Jefferson Sales Tax District, 5.50% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,595,000	1,631,876
Louisiana Public Facilities Authority, 5.00% due 7/1/2021 (Archdiocese of New Orleans; Insured: CIFG)	Aaa/AAA	980,000	1,030,147
Louisiana Public Facilities Authority, 5.00% due 7/1/2023 (Archdiocese of New Orleans; Insured: CIFG)	Aaa/AAA	1,000,000	1,043,890
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	3,000,000	3,132,270
Orleans Levee District Trust Receipts, 5.95% due 11/1/2007 (Insured: FSA)	Aaa/AAA	360,000	360,752
St. Tammany Parish Sales Tax District No. 03 Sales & Use Tax, 5.00% due 6/1/2019 (Insured: CIFG)	NR/AAA	1,300,000	1,388,452
St. Tammany Parish Sales Tax District No. 03 Sales & Use Tax, 5.00% due 6/1/2020 (Insured: CIFG)	NR/AAA	1,000,000	1,063,820

MASSACHUSETTS — 0.29%
Massachusetts Housing Finance Agency, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Aaa/AAA	950,000	967,708
Massachusetts Housing Finance Agency Housing Development, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	Aaa/AAA	515,000	523,704

MICHIGAN — 2.18%
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center) (ETM)	Aaa/AAA	650,000	746,376
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Spectrum Health; Insured: MBIA)	Aaa/AAA	1,000,000	1,085,220
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School) (2)	NR/NR	1,110,000	1,085,647
Michigan State Building Authority Facilities Program, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,636,175
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligation Group A)	A2/A	3,650,000	3,694,858
Michigan State Hospital Finance Authority, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Credit)	Aa2/AA	1,000,000	1,001,490
Southfield Economic Development Corp., 7.25% due 12/1/2010 (N.W. 12 Limited Partnership Transcon Builders)	NR/NR	965,000	964,961

MINNESOTA — 0.75%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group)	Baa1/BBB	1,000,000	1,063,390
Southern Minnesota Municipal Power Agency Supply, 5.75% due 1/1/2018 pre-refunded to various dates (Insured: MBIA)	Aaa/AAA	700,000	776,930
St. Paul Housing & Redevelopment Authority Health Care Facility, 5.25% due 5/15/2020 (Healthpartners Obligation Group)	Baa1/BBB	1,965,000	2,012,121

MISSISSIPPI — 1.06%
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	1,935,000	1,895,313
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2018 (Insured: XLCA)	Aaa/AAA	920,000	972,946

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2020 (Insured: XLCA)	Aaa/AAA	$1,000,000	$1,046,840
Mississippi Higher Educational Authority, 7.50% due 9/1/2009 (Guaranty: Student Loans) (AMT)	A2/NR	1,500,000	1,503,690

MISSOURI — 1.54%
Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor)	NR/NR	600,000	596,454
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	NR/A+	1,000,000	1,032,080
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	NR/A+	2,000,000	2,045,580
Missouri Development Finance Board Healthcare, 5.40% due 11/1/2018 (Lutheran Home for the Aged; LOC: Commerce Bank)	Aa2/NR	2,025,000	2,084,697
Springfield Public Utilities, 5.00% due 12/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,150,480

MONTANA — 0.27%
Montana Facilities Financing Authority, 5.00% due 1/1/2022 (St. Luke Community Healthcare)	Aa3/NR	1,345,000	1,379,997

NEBRASKA — 0.17%
Madison County Hospital Authority 1, 5.50% due 7/1/2014 (Faith Regional Health Services; Insured: Radian)	NR/AA	845,000	881,005

NEVADA — 0.86%
Las Vegas Special Improvement District, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,135,000	1,168,948
Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S. Bank NA)	NR/NR	1,000,000	1,013,000
Washoe County Reno Sparks GO, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,257,008

NEW HAMPSHIRE — 1.57%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian ACA)	Baa3/AA	4,990,000	3,321,993
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	NR/A-	1,000,000	1,028,220
New Hampshire PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	A3/BBB+	3,500,000	3,705,590

NEW JERSEY — 0.30%
New Jersey EDA, 7.50% due 12/1/2019 (Spectrum for Living Development)	NR/NR	200,000	200,612
New Jersey EDA School Facilities Construction, 5.00% due 3/1/2019	A1/AA-	1,280,000	1,349,542

NEW MEXICO — 1.00%
Albuquerque Airport, 5.00% due 7/1/2008 (Insured: AMBAC) (AMT)	Aaa/AAA	1,000,000	1,010,250
Farmington PCR, 4.00% due 9/1/2024 put 10/1/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	500,000	500,000
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	NR/A+	2,000,000	2,090,580
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,515,000	1,528,332

NEW YORK — 0.80%
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,062,920
New York City Industrial Development Agency, 5.00% due 6/1/2010 (Lycee Francais De New York; Insured: ACA)	NR/A	1,175,000	1,193,130
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art; Insured: ACA)	NR/A	875,000	923,571
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing; Insured: SONYMA)	Aa1/NR	850,000	909,959

NORTH CAROLINA — 1.10%
Charlotte-Mecklenberg Hospital Authority, 5.00% due 1/15/2022	Aa3/AA-	2,000,000	2,050,700

Certified Annual Report     23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Franklin County COP, 5.00% due 9/1/2022 (Public Facilities; Insured: MBIA)	Aaa/AAA	$1,500,000	$1,580,340
North Carolina Housing Finance Agency SFMR, 6.50% due 9/1/2026	Aa2/AA	940,000	960,849
North Carolina Medical Care, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: FSA & FHA 242)	Aaa/AAA	1,000,000	1,067,090

NORTH DAKOTA — 0.46%
North Dakota State Housing Finance Agency, 5.20% due 7/1/2022	Aa1/NR	1,000,000	1,022,780
North Dakota State Housing Finance Agency Home Mortgage, 5.70% due 7/1/2030	Aa1/NR	310,000	312,185
Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	NR/BBB+	1,000,000	1,012,950

OHIO — 2.69%
Butler County Transportation Improvement, 6.00% due 4/1/2010 pre-refunded 4/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,032,290
Central Ohio Solid Waste Authority, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,574,073
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,255,000	1,329,961
Cuyahoga County Hospital, 4.75% due 2/15/2008 (Metrohealth Systems; Insured: MBIA)	Aaa/AAA	1,000,000	1,004,730
Franklin County Health Care, 6.00% due 11/1/2010 (Heinzerling Foundation; LOC: Banc One)	AAA/NR	780,000	781,505
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/NR	1,500,000	1,644,840
Marysville School District COP, 5.25% due 12/1/2017 pre-refunded 6/1/2015 (School Facilities; Insured: MBIA)	Aaa/AAA	2,000,000	2,197,240
North Ridgeville Economic Development, 0% due 2/1/2015 (Collateralized: FHA)	NR/AAA	300,000	164,316
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A1/A+	2,200,000	2,319,218
Reynoldsburg Health Care Facilities Bonds, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aaa/NR	760,000	783,796

OKLAHOMA — 2.18%
Alva Hospital Authority Hospital Sales Tax, 5.25% due 6/1/2025 (Insured: Radian)	Aa3/AA	1,505,000	1,527,665
Comanche County Hospital Authority, 5.25% due 7/1/2019 (Insured: Radian)	Aa3/AA	3,345,000	3,456,623
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	1,020,000	992,848
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	1,125,000	978,030
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,485,000	1,192,232
Oklahoma DFA Hospital Association Pooled Hospital, 5.40% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	825,000	871,662
Tulsa Industrial Authority, 5.00% due 12/15/2015 (St. Francis Health Systems)	Aa3/AA	750,000	796,140
Tulsa Industrial Authority, 6.00% due 10/1/2016 (University of Tulsa; Insured: MBIA)	Aaa/AAA	1,250,000	1,400,925

OREGON — 0.48%
Forest Grove Campus Improvement, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Pacific University; Insured: Radian)	NR/AA	800,000	848,296
Oregon State Housing & Community Services Department SFMR, 5.35% due 7/1/2018 (AMT)	Aa2/NR	620,000	627,254
Portland Housing Authority, 4.75% due 5/1/2022 (Yards Union Station) (AMT)	Aa2/NR	1,000,000	985,470

PENNSYLVANIA — 1.34%
Allegheny County Hospital Development, 6.50% due 5/1/2012 pre-refunded 5/1/2010 (South Hills Health Systems)	Baa1/NR	1,400,000	1,497,048
Carbon County Industrial Development Authority, 6.65% due 5/1/2010 (Panther Creek Partners)	NR/BBB-	1,140,000	1,183,331
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	906,930
Lancaster County, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	611,196
Lancaster County, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	579,600
Lehigh County GO, 6.00% due 11/15/2007 (Good Shepard Rehab. Hospital; Insured: AMBAC)	Aaa/AAA	785,000	787,473

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pennsylvania Higher Education University, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	$2,032,839	$794,840
Pennsylvania State Higher Educational Facilities, 5.60% due 11/15/2009 (Allegheny United Hospitals; Insured: MBIA)	Aaa/AAA	500,000	521,355

RHODE ISLAND — 0.69%
Rhode Island Health & Education Building Corp., 5.00% due 3/15/2014 (Salve Regina University; Insured: Radian)	NR/AA	1,065,000	1,114,831
Rhode Island Health & Education Building Corp., 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AA	1,000,000	1,046,220
Rhode Island Health & Education Building Corp. Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,325,000	1,400,976

SOUTH CAROLINA — 5.71%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A3/A-	2,000,000	2,092,740
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District)	A1/AA-	1,855,000	1,970,010
Darlington County IDRB, 6.00% due 4/1/2026 (Sonoco Products Co.) (AMT)	Baa1/BBB+	3,255,000	3,265,774
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: Assured Guaranty)	Aaa/AAA	2,400,000	2,508,936
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	A1/NR	1,000,000	1,051,000
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,782,739
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,073,890
Scago Educational Facilities Corp. School District 5 Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aaa/AAA	2,740,000	2,893,111
Scago Educational Facilities Corp. School District 5 Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aaa/AAA	1,000,000	1,047,690
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023	Aa1/NR	1,000,000	1,025,970
South Carolina Jobs EDA, 5.50% due 4/1/2027 put 10/5/2007 (Episcopal Convention Center; Insured: Radian) (weekly demand notes)	Aa3/A-1+	7,610,000	7,610,000
Sumter School Facilities Inc. Sumter County School District 2, 5.00% due 12/1/2021 (Insured: Assured Guaranty)	Aaa/AAA	2,855,000	3,020,533

TENNESSEE — 2.30%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	1,995,000	2,072,007
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	Aa3/AA-	2,500,000	2,513,150
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	Aa3/AA-	7,000,000	7,229,250

TEXAS — 16.12%
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/BBB	1,250,000	1,395,037
Bexar County Health Facilities Development Corp., 6.10% due 11/15/2023 (Incarnate Word Health Services; Insured: FSA) (ETM)	Aaa/AAA	1,000,000	1,039,460
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	NR/BBB	1,000,000	970,600
Bexar County Housing Finance Corp., 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apartments; Insured: MBIA)	Aaa/NR	755,000	781,697
Bexar County Housing Finance Corp., 5.875% due 4/1/2014 (Honey Creek Apartments; Insured: MBIA)	Aaa/NR	975,000	1,022,551
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (American Opportunity Housing & Colinas; Insured: MBIA)	Aaa/NR	600,000	633,774

Certified Annual Report     25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Bexar County Housing Finance Corp., 6.125% due 4/1/2020 (Honey Creek Apartments; Insured: MBIA)	Aaa/NR	$800,000	$827,544
Bexar County Housing Finance Corp., 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apartments; Insured: MBIA)	Aaa/NR	1,270,000	1,339,291
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (American Opportunity Housing & Colinas; Insured: MBIA)	Aaa/NR	1,035,000	1,089,689
Bexar County Housing Finance Corp., 6.50% due 12/1/2021 (American Opportunity Housing-Waterford)	Baa2/NR	2,000,000	2,107,600
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: XLCA)	Aaa/AAA	1,300,000	1,372,956
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: XLCA)	Aaa/AAA	2,300,000	2,417,967
Birdville ISD, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,370,256
Carroll ISD, 0% due 2/15/2011 pre-refunded 2/15/2008 (Guaranty: PSF)	Aaa/AAA	785,000	674,072
Carroll ISD, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	345,000	295,969
Cedar Park Improvement, 5.00% due 2/15/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,063,190
Coppell ISD, 0% due 8/15/2013 (Insured: PSF-GTD)	NR/AAA	1,495,000	1,111,488
Coppell ISD, 0% due 8/15/2013 pre-refunded 8/15/2009 (Insured: PSF-GTD)	NR/AAA	3,505,000	2,615,992
Duncanville ISD, 0% due 2/15/2016 pre-refunded 2/15/2012 (Insured: PSF)	Aaa/AAA	2,985,000	2,009,532
Duncanville ISD, 0% due 2/15/2016 (Insured: PSF)	Aaa/AAA	15,000	9,960
El Paso ISD, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	3,270,825
El Paso ISD, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	2,062,525
Ennis ISD, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,322,068
Ennis ISD, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	674,747
Ennis ISD, 0% due 8/15/2013 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,645,000	1,256,023
Ennis ISD, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	640,831
Ennis ISD, 0% due 8/15/2014 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,670,000	1,195,520
Ennis ISD, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	607,939
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	NR/BBB	1,320,000	1,409,298
Hays Consolidated C, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,844,122
Laredo Sports Venue Sales Improvement, 5.00% due 3/15/2018 (Insured: AMBAC)	Aaa/AAA	2,040,000	2,166,154
Lewisville Combination Contract Special Assessment District 2, 4.75% due 9/1/2012 (Insured: ACA)	NR/A	2,055,000	2,081,016
Mesquite ISD, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,145,897
Midlothian ISD, 0% due 2/15/2012 (ETM)	Aaa/NR	500,000	423,260
Midlothian ISD, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	500,000	423,260
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Aa3/AA	735,000	772,331
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Aa3/AA	500,000	524,775
Richardson Improvement, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,145,000	2,278,934
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	Baa2/NR	3,000,000	3,134,160
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	Baa2/NR	675,000	703,060
San Antonio Hotel Occupancy, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	1,650,000	1,671,070
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,033,866
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt)	A1/NR	3,500,000	3,843,000
Tarrant County Limited Tax, 5.00% due 7/15/2023	Aaa/AAA	1,000,000	1,050,520
Texarkana Health Facilities Hospital, 5.75% due 10/1/2011 (Wadely Regional Medical Center; Insured: MBIA)	Aaa/AAA	2,500,000	2,696,050
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company)	Aa1/AA+	2,450,000	3,114,170
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	NR/A	3,100,000	3,066,365
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,081,810
Travis County Health Facilities Development Corp., 5.75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,000,000	2,105,880
Travis County Health Facilities Development Corp., 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health; Insured: MBIA)	Aaa/AAA	3,000,000	3,192,480
Upper Trinity Regional Water District Treated Water Supply Systems, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	305,000	313,381

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Waco Health Facilities Development Corp., 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health)	Aa2/AAA	$870,000	$922,130
Waco Health Facilities Development Corp., 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health)	Aa2/AAA	1,050,000	1,112,916
West Harris County Municipal Utility, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	505,300

UTAH — 0.64%
Salt Lake City Municipal Building, 5.30% due 10/15/2012 pre-refunded 10/15/2009 (Insured: AMBAC)	Aaa/AAA	1,085,000	1,133,782
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aaa/NR	1,000,000	1,072,440
Utah Housing Finance Authority, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	413,448
Utah Housing Finance Authority SFMR D-2 Class I, 5.85% due 7/1/2015 (Credit Support: FHA)	Aa2/AA	45,000	45,747
Utah State Board of Regents Auxiliary, 5.25% due 5/1/2013	NR/AA	595,000	633,336

VIRGINIA — 2.20%
Alexandria IDRB Institute for Defense Analysis, 6.00% due 10/1/2014 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,618,815
Alexandria IDRB Institute for Defense Analysis, 6.00% due 10/1/2015 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,715,944
Alexandria IDRB Institute for Defense Analysis, 5.90% due 10/1/2020 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,152,760
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,058,300
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	796,534
Norton IDRB Hospital, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/A	1,635,000	1,738,299
Spotsylvania County IDRB, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders; LOC: Deutsche Bank) (AMT)	NR/NR	2,210,000	2,212,122

WASHINGTON — 3.60%
Port Longview Industrial Development Corp. Solid Waste Disposal, 6.875% due 10/1/2008 (Weyerhaeuser Co.) (AMT)	NR/BBB	1,500,000	1,540,995
Skagit County Public Hospital District Capital Improvement, 5.125% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,900,000	2,075,674
Vancouver Downtown Redevelopment Senior, 5.50% due 1/1/2018 (Conference Center; Insured: ACA)	NR/A	3,500,000	3,632,720
Washington Health Care Facilities, 5.50% due 12/1/2010 pre-refunded 12/1/2009 (Providence Services; Insured: MBIA)	Aaa/AAA	2,690,000	2,825,388
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services; Insured: MBIA)	Aaa/AAA	1,735,000	1,844,964
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services; Insured: MBIA)	Aaa/AAA	1,945,000	2,062,167
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center; Insured: Radian)	NR/AA	500,000	516,185
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center; Insured: Radian)	NR/AA	1,000,000	1,029,250
Washington Public Power Supply, 0% due 7/1/2010	Aaa/AA-	960,000	865,785
Washington Public Power Supply, 0% due 7/1/2011	Aaa/AA-	1,000,000	867,440
Washington State Health Care Facilities, 4.50% due 12/1/2008 (Kadlec Medical Center; Insured: Assured Guaranty)	Aaa/AAA	1,200,000	1,213,224

WEST VIRGINIA — 0.31%
West Virginia State Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	Aaa/AAA	1,530,000	1,604,511

Certified Annual Report     27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
WISCONSIN — 0.60%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/AA	$1,000,000	$1,036,120
Wisconsin Housing & Economic Development, 5.875% due 11/1/2016 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,055,459

TOTAL INVESTMENTS — 98.87% (COST $494,464,922)			$507,761,647
OTHER ASSETS LESS LIABILITIES — 1.13%			5,818,145

NET ASSETS — 100.00%			$513,579,792

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	When-issued security.
(2)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Line of Credit
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
SONYMA	State of New York Mortgage Authority
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

28    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

Certified Annual Report     29

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	3/31/07	9/30/07	3/31/07–9/30/07
Class A Shares
Actual	$1,000.00	$1,013.40	$4.95
Hypothetical*	$1,000.00	$1,020.15	$4.97

Class C Shares
Actual	$1,000.00	$1,011.30	$6.25
Hypothetical*	$1,000.00	$1,018.85	$6.28

Class I Shares
Actual	$1,000.00	$1,014.90	$3.38
Hypothetical*	$1,000.00	$1,021.71	$3.39

†	Expenses are equal to the annualized expense ratio for each class (A: 0.98%; C: 1.24%; and I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30    Certified Annual Report

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 IN VESTMENT

Thornburg Intermediate Municipal Fund Class A Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(July 22, 1991 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)	0.69%	2.64%	3.84%	5.22%
C Shares (Incep: 9/1/94)	1.89%	2.76%	3.68%	4.28%

FUND ATTRIBUTES

as of September 30, 2007

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 7/22/91)	3.91%	3.25%	$13.15	$13.42
C Shares (Incep: 9/1/94)	3.66%	3.05%	$13.16	$13.16

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index representing a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Certified Annual Report     31

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)
Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)
David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

32    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)
George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report     33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

34    Certified Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s above average or

Certified Annual Report     35

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

better investment returns over most measuring periods, and in particular the most recent three years, relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and the Fund’s good relative performance against comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee and expense ratios for the Fund were higher to a small extent than the median and average management fee levels and expense ratios for the group of municipal debt funds assembled by the analyst firm, but that the difference was not significant in view of its degree and the Fund’s investment performance. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

36    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    37

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

38    This page is not part of the Annual Report.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Intermediate Municipal Fund

I Shares

Annual Report – September 30, 2007

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
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www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Thornburg Intermediate Municipal Fund

I Shares – September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

4    Certified Annual Report

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index representing a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Certified Annual Report    5

Letter to Shareholders George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

October 18, 2007

Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class I shares decreased by 15 cents to $13.13 during the twelve months ended September 30, 2007. If you were with us for the entire period, you received dividends of 54.8 cents per share. If you reinvested your dividends, you received 55.8 cents per share.

The past year has been one of the more interesting in recent memory. Municipal bonds traded within a fairly tight trading range until May. Then, as the Federal Reserve raised the targeted Fed Funds rate to 5.0%, the bond market started to worry about an overheated economy and excess inflation. This drove up market yields for bonds by 0.30% to 0.40% and led to a somewhat steeper yield curve. Next, the sordid world of subprime mortgage bonds and derivatives based upon them started to unravel. Though subprime problems didn’t directly affect the municipal bond market, they did set off a panic-stricken flight to quality. As investors piled into Treasury notes and bonds, they drove their yields back down to levels that prevailed toward the beginning of 2007. However, investors mostly bypassed the municipal bond market, leaving rates there relatively unchanged. This created a rare event during which municipal bond yields were extremely attractive relative to Treasury yields. By late summer, ten-year high-quality municipal bonds were routinely yielding 90% or more of ten-year Treasury yields, and trades over 100% were occasionally happening.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) were getting wider. Some investors, who had been comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally get compensated for taking incremental credit risk in bonds rated lower than AAA.

Since the end of August, the bond market has been gradually regaining its composure. A calmer, lower volatility environment has helped fuel a renewed appetite for risk. This has led to some retrenchment of the spread widening that occurred in May. It also has led to a wholesale re-pricing of the municipal bond market so that it is no longer extremely attractive relative to the Treasury market. However, credit spreads on most bonds are still wider than they were just a few months ago, and municipal bonds are still somewhat attractive relative to Treasury notes, particularly if you expect marginal tax rates to go up (we do).

The Class I shares of your Fund produced a total return of 3.06% over the twelve-month period ended September 30, 2007, compared to a 3.82% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the last year, intermediate municipal bonds have performed better than longer and shorter maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next eighteen years, so it has significant exposure to shorter and longer term bonds. Since those bonds generally underperformed intermediate bonds and the index, the Fund underperformed the index.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 340 municipal obligations from 44 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in

6    Certified Annual Report

a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing	Cumulative % maturing
2 years = 10.4%	Year 2 = 10.4%
2 to 4 years = 13.5%	Year 4 = 23.9%
4 to 6 years = 10.0%	Year 6 = 33.9%
6 to 8 years = 10.9%	Year 8 = 44.8%
8 to 10 years = 11.6%	Year 10 = 56.4%
10 to 12 years = 12.6%	Year 12 = 69.0%
12 to 14 years = 13.4%	Year 14 = 82.4%
14 to 16 years = 11.7%	Year 16 = 94.1%
16 to 18 years = 0.5%	Year 18 = 94.6%
Over 18 years = 5.4%	Over 18 years = 100.0%

Percentages can and do vary. Data as of 9/30/07.

We were able to take advantage of the late summer market weakness to restructure the Fund somewhat. Early in 2007, the Fund’s ladder was a bit overweighted in the early years, which led to an average maturity of 7.5 years and duration of 4.25 years. As interest rates rose, we invested primarily in the later years of the Fund’s ladder so that it is now more evenly distributed. Consequently, at fiscal year end (September 30, 2007), the Fund had an average maturity of 8.12 and duration of 4.68 years. We also added incrementally to lower rated investment grade bonds, although we continue to maintain a AA average quality.

Looking forward, we do expect U.S. economic growth to slow from the second quarter’s healthy 3.8% rate. However, consumer spending seems to be holding up well, and exports are surging. These factors, along with new job growth of about 100,000 per month, should keep the U.S. economy out of recession territory. However, the dismal housing sector and the dislocation in financial markets will probably cap future growth at a relatively low rate. This should allow the Fed to continue easing monetary conditions, but with a close eye on what happens to inflation. Market unease about the depreciating dollar and the long-term inflation outlook should keep long-term interest rates from dropping precipitously, which, in turn, should lead to a steeper yield curve going forward. We believe that a steepening yield curve would be advantageous for the laddering style employed by this Fund.

State tax revenues have slowed from the double digit growth rates that prevailed in 2005 and early 2006, but are still increasing a solid 6.1% through June of 2007. Other sectors of the municipal bond market are also generally performing well, with credit rating upgrades continuing to greatly outnumber downgrades. While the current trend is positive, we expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show further credit improvement. We did add marginally to the Fund’s exposure to lower rated investment grade bonds recently, but we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 87% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Certified Annual Report    7

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Intermediate Municipal Fund	September 30, 2007

ASSETS
Investments at value (cost $494,464,922) (Note 2)	$507,761,647
Cash	248,750
Receivable for investments sold	3,101,449
Receivable for fund shares sold	518,856
Interest receivable	7,168,903
Prepaid expenses and other assets	26,494

Total Assets	518,826,099

LIABILITIES
Payable for securities purchased	2,883,332
Payable for fund shares redeemed	1,340,115
Payable to investment advisor and other affiliates (Note 3)	338,213
Accounts payable and accrued expenses	95,495
Dividends payable	589,152

Total Liabilities	5,246,307

NET ASSETS	$513,579,792

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,864)
Net unrealized appreciation on investments	13,296,725
Accumulated net realized gain (loss)	(8,965,737)
Net capital paid in on shares of beneficial interest	509,253,668

$513,579,792

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($333,800,015 applicable to 25,387,198 shares of beneficial interest outstanding—Note 4)	$13.15
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.42

Class C Shares:
Net asset value and offering price per share * ($53,890,221 applicable to 4,093,455 shares of beneficial interest outstanding—Note 4)	$13.16

Class I Shares:
Net asset value, offering and redemption price per share ($125,889,556 applicable to 9,587,974 shares of beneficial interest outstanding—Note 4)	$13.13

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See	notes to financial statements.

8    Certified Annual Report

STATEMENT OF OPERATIONS
Thornburg Intermediate Municipal Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,260,307)	$24,508,545

EXPENSES:
Investment advisory fees (Note 3)	2,534,522
Administration fees (Note 3)
Class A Shares	442,151
Class C Shares	67,183
Class I Shares	50,115
Distribution and service fees (Note 3)
Class A Shares	884,302
Class C Shares	537,450
Transfer agent fees
Class A Shares	163,850
Class C Shares	30,322
Class I Shares	95,831
Registration and filing fees
Class A Shares	30,134
Class C Shares	20,858
Class I Shares	27,699
Custodian fees (Note 3)	160,377
Professional fees	44,094
Accounting fees	20,612
Trustee fees	7,804
Other expenses	73,739

Total expenses	5,191,043
Less:
Expenses reimbursed by investment advisor (Note 3)	(146,279)
Distribution fees waived (Note 3)	(214,980)
Fees paid indirectly (Note 3)	(12,237)

Net Expenses	4,817,547

Net Investment Income	19,690,998

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	563,541
Net change in unrealized appreciation (depreciation) of investments	(6,072,467)

Net Realized and Unrealized Loss on Investments	(5,508,926)

Net Increase in Net Assets Resulting From Operations	$14,182,072

See notes to financial statements.

Certified Annual Report    9

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$19,690,998	$17,791,019
Net realized gain (loss) on investments sold	563,541	(346,753)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(6,072,467)	147,221

Net Increase (Decrease) in Net Assets Resulting from Operations	14,182,072	17,591,487
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,591,786)	(12,934,370)
Class C Shares	(1,928,153)	(1,899,154)
Class I Shares	(4,171,059)	(2,957,495)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(28,841,157)	4,082,240
Class C Shares	(1,015,192)	242,860
Class I Shares	37,157,553	37,459,390

Net Increase in Net Assets	1,792,278	41,584,958
NET ASSETS:
Beginning of year	511,787,514	470,202,556

End of year	$513,579,792	$511,787,514

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg Intermediate Municipal Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based

Certified Annual Report    11

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $10,863 for Class A shares, $73,871 for Class C shares, and $61,545 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $2,163 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,714 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $214,980 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $12,237. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year ended September 30, 2007		Year ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,977,070	$39,306,041	3,869,378	$51,196,659
Shares exchanged from merger	—	—	3,161,332	41,919,263
Shares issued to shareholders in reinvestment of dividends	616,657	8,138,336	561,102	7,415,384
Shares repurchased	(5,785,000)	(76,285,534)	(7,234,114)	(96,449,066)

Net Increase (Decrease)	(2,191,273)	$(28,841,157)	357,698	$4,082,240

Class C Shares
Shares sold	698,647	$9,209,025	809,528	$10,710,147
Shares issued to shareholders in reinvestment of dividends	96,425	1,274,036	93,262	1,233,844
Shares repurchased	(870,144)	(11,498,253)	(884,612)	(11,701,131)

Net Increase (Decrease)	(75,072)	$(1,015,192)	18,178	$242,860

Class I Shares
Shares sold	4,284,001	$56,206,181	3,700,160	$48,854,476
Shares issued to shareholders in reinvestment of dividends	217,243	2,861,145	135,815	1,791,684
Shares repurchased	(1,660,657)	(21,909,773)	(998,806)	(13,186,770)

Net Increase (Decrease)	2,840,587	$37,157,553	2,837,169	$37,459,390

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $116,587,482 and $111,959,154, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$494,462,451

Gross unrealized appreciation on a tax basis	$14,627,073
Gross unrealized depreciation on a tax basis	(1,327,877)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,299,196

At September 30, 2007, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund. Utilization of these losses may be subject to limitations from IRS regulations. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2008	$2,244,545
2009	2,374,508
2011	11,597
2012	4,297,982
2013	39,577

$8,968,209

The Fund utilized $207,214 of capital loss carry forwards during the year ended September 30, 2007.

During the year ending September 30, 2007, $160,845 of capital loss carry forwards from prior years expired.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

In order to account for book/tax differences, the Fund decreased accumulated net realized investment loss by $161,506, increased over-distributed net investment income by $661, and decreased net capital paid in on shares of beneficial interest by $160,845. Reclassifications result primarily from expired capital loss carry forwards and market discount.

All dividends paid by the Fund for the year ended September 30, 2007 and September 30, 2006 represent tax exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	Year ended September 30,
	2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.28	$13.31	$13.46	$13.54	$13.65

Income from investment operations:
Net investment income	0.55	0.54	0.53	0.56	0.57
Net realized and unrealized gain (loss) on investments	(0.15)	(0.03)	(0.15)	(0.08)	(0.11)

Total from investment operations	0.40	0.51	0.38	0.48	0.46
Less dividends from:
Net investment income	(0.55)	(0.54)	(0.53)	(0.56)	(0.57)

Change in net asset value	(0.15)	(0.03)	(0.15)	(0.08)	(0.11)

NET ASSET VALUE, end of year	$13.13	$13.28	$13.31	$13.46	$13.54

RATIOS/SUPPLEMENTAL DATA
Total return	3.06%	3.90%	2.90%	3.61%	3.49%
Ratios to average net assets:
Net investment income	4.16%	4.07%	3.98%	4.12%	4.23%
Expenses, after expense reductions	0.67%	0.67%	0.67%	0.67%	0.62%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.67%	0.67%	0.62%
Expenses, before expense reductions	0.73%	0.75%	0.77%	0.75%	0.80%

Portfolio turnover rate	22.55%	18.95%	20.06%	11.81%	15.13%

Net assets at end of year (000)	$125,890	$89,589	$52,037	$33,079	$19,333

See notes to financial statements.

Certified Annual Report    15

SCHEDULE OF INVESTMENTS
Thornburg Intermediate Municipal Fund	September 30, 2007

CUSIPS: CLASS A—885-215-202, CLASS C—885-215-780, CLASS I—885-215-673

NASDAQ SYMBOLS: CLASS A—THIMX, CLASS C—THMCX, CLASS I—THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.48%
Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$819,880
Lauderdale County & Florence Health Group, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,667,456
ALASKA — 0.62%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,634,601
Anchorage School, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	536,765
ARIZONA — 1.58%
Phoenix Civic Improvement Corp., 5.00% due 7/1/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,084,750
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: MBIA)	Aaa/AAA	1,000,000	1,085,970
Pima County Industrial Development Authority, 6.70% due 7/1/2021 (Arizona Charter Schools)	Baa3/NR	2,675,000	2,804,711
Tucson GO, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	504,896
Tucson GO, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	654,690
Yavapai County Industrial Development Authority, 4.45% due 3/1/2028 put 3/1/2008 (Waste Management, Inc.) (AMT)	NR/BBB	2,000,000	1,999,620
ARKANSAS — 0.48%
Jefferson County Hospital Improvement, 5.75% due 6/1/2012 (Jefferson Hospital Association)	NR/A	1,135,000	1,200,592
Jefferson County Hospital Improvement, 5.75% due 6/1/2013 (Jefferson Hospital Association)	NR/A	1,200,000	1,267,260
CALIFORNIA — 2.56%
California Housing Finance Agency, 9.875% due 2/1/2017	Aa2/AA-	675,000	691,234
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America) (ETM)	Aaa/AAA	4,500,000	4,500,675
East Palo Alto Public Financing, 5.00% due 10/1/2017 (University Circle Gateway 101; Insured: Radian)	Aa3/AA	770,000	796,357
El Camino Hospital District, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,132,860
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,217,938
Redwood City Redevelopment Project Area 2a, 0% due 7/15/2023 (Insured: AMBAC)	Aaa/AAA	2,060,000	1,002,726
San Jose USD COP, 5.00% due 6/1/2021 (Insured: FGIC)	Aaa/AAA	1,580,000	1,665,478
Washington USD, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	NR/AAA	2,010,000	2,115,223
COLORADO — 5.04%
Adams County Communication Center COP, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,322,988
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,000,000	1,070,900
Arvada IDRB, 5.60% due 12/1/2012 (Wanco, Inc.; LOC: US Bank, N.A.)	NR/NR	450,000	450,437
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,043,920
Central Platte Valley Metropolitan District, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	4,000,000	4,078,400
Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: XLCA)	Aaa/AAA	1,475,000	1,570,639
Colorado Educational & Cultural Facilities, 6.00% due 4/1/2021 (Cherry Creek Charter School)	Baa2/NR	500,000	514,450
Denver Convention Center Hotel Authority, 5.125% due 12/1/2017 (Insured: XLCA)	Aaa/AAA	4,215,000	4,537,321
El Paso County GO School District 11, 7.10% due 12/1/2013 (State Aid Withholding)	Aa3/AA-	500,000	593,350
Madre Metropolitan District 2, 5.375% due 12/1/2026	NR/NR	2,220,000	2,004,482
Murphy Creek Metropolitan District 3, 6.00% due 12/1/2026	NR/NR	2,000,000	1,916,380
North Range Metropolitan District 1, 5.00% due 12/15/2021	NR/A	1,500,000	1,499,880
Northwest Parkway Public Highway Authority Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	905,073

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Plaza Metropolitan District 1 Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	$2,500,000	$2,700,275
Southlands Metropolitan District 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,647,726
DELAWARE — 0.30%
Delaware State HFA, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,500,000	1,543,185
DISTRICT OF COLUMBIA — 2.42%
District of Columbia, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,436,050
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,073,320
District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	2,000,000	2,161,220
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	Aaa/AAA	3,900,000	4,098,900
District of Columbia COP, 5.00% due 1/1/2023 (Insured: FGIC)	Aaa/AAA	1,000,000	1,041,100
District of Columbia Hospital, 5.375% due 8/15/2015 (Medlantic Healthcare) (ETM)	Aaa/AAA	600,000	612,810
FLORIDA — 11.56%
Broward County HFA Multi Family Housing, 5.40% due 10/1/2011 (Pembroke Park Apartments; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	480,000	489,254
Broward County Resource Recovery, 5.00% due 12/1/2007 (Wheelabrator South)	A3/AA	1,775,000	1,779,366
Broward County Resource Recovery, 5.50% due 12/1/2008 (Wheelabrator South)	A3/AA	500,000	511,155
Broward County School Board, 5.00% due 7/1/2020 (Insured: FSA)	Aaa/AAA	1,000,000	1,052,060
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	1,000,000	1,034,420
Collier County HFA Multi Family A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms; Collateralized: FNMA)	Aaa/NR	1,000,000	1,045,980
Cooper City Utility Systems, 0% due 10/1/2013 (Insured: AMBAC)	Aaa/AAA	2,440,000	1,579,266
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	265,000	280,275
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	870,000	871,653
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	1,000,000	1,015,800
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	Aaa/NR	560,000	580,686
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: FSA)	Aaa/AAA	2,560,000	2,678,067
Florida Board of Education GO Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,062,760
Florida Board of Education GO Capital Outlay, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,548,330
Florida Housing Finance Agency, 3.90% due 12/1/2007 (Multi Family Guaranteed Mortgage; LOC: Wachovia Bank)	NR/AA-	1,000,000	1,000,440
Florida Housing Finance Corp., 5.40% due 4/1/2014 pre-refunded 10/1/2010 (Augustine Club Apartments; Insured: MBIA)	Aaa/NR	415,000	444,067
Florida Housing Finance Corp. Homeowner Mortgage, 4.80% due 1/1/2016	Aa1/AA+	300,000	309,159
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: MBIA)	NR/AAA	2,235,000	2,333,407
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	NR/AA+	2,090,000	2,201,690
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	NR/AA+	2,255,000	2,364,570
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: FGIC)	Aaa/AAA	1,000,000	1,072,420
Grand Haven Community Development District Florida Special Assessment, 6.90% due 5/1/2019	NR/NR	275,000	275,300
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,100,000	1,138,566
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,000,000	1,035,060
Hillsborough County Assessment Capacity, 5.00% due 3/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,062,590
Hillsborough County Industrial Development Authority PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	1,000,000	1,025,010
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: XLCA)	Aaa/AAA	3,000,000	3,139,920

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Jacksonville HFA Hospital, 5.75% due 8/15/2014 pre-refunded 8/15/2011	Aa2/NR	$1,000,000	$1,048,250
Jacksonville Water & Sewer District COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,011,060
Manatee County Florida, 5.00% due 10/1/2016 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,067,200
Marion County Hospital District, 5.00% due 10/1/2022	A2/NR	1,000,000	1,018,930
Miami, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,075,220
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	Aaa/AAA	3,035,000	3,256,798
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	645,000	664,279
North Miami HFA, 6.00% due 8/15/2024 (Catholic Health Services Obligation Group; LOC: Suntrust Bank)	Aa2/NR	300,000	307,725
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: MBIA)	Aaa/AAA	440,000	496,668
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/AA	1,000,000	1,021,140
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: MBIA)	Aaa/AAA	280,000	322,781
Orange County HFA, 6.375% due 11/15/2020 pre-refunded 11/15/10 (Adventist Health Systems)	A1/NR	1,000,000	1,090,040
Orange County School Board COP, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,611,331
Orange County School Board COP, 5.50% due 8/1/2017 pre-refunded 8/01/2012 (Insured: MBIA)	Aaa/AAA	735,000	797,181
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	5,635,000	5,649,369
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	Aa3/AA-	1,500,000	1,533,975
St. John’s County Industrial Development Authority, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,000,000	1,054,530
Tampa Health Systems, 5.50% due 11/15/2013 (Baycare Health Group; Insured: MBIA)	Aaa/AAA	1,050,000	1,147,051
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: FGIC)	Aaa/AAA	1,135,000	1,194,860
USF Financing Corp. COP Master Lease Program, 5.00% due 7/1/2018 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,052,100
GEORGIA — 1.12%
Atlanta Tax Allocation, 5.00% due 12/1/2015 (Atlantic Station; Insured: Assured Guaranty)	Aaa/AAA	4,120,000	4,423,067
Georgia Municipal Electric Authority Power 2005, 10.00% due 1/1/2010	A1/A+	230,000	261,414
Main Street Natural Gas Inc., 5.50% due 9/15/2022 (Georgia Gas) (1)	Aa3/AA-	1,000,000	1,060,900
HAWAII — 0.42%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: MBIA)	Aaa/AAA	2,000,000	2,178,760
IDAHO — 0.39%
Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo)	Aaa/NR	2,000,000	2,018,560
ILLINOIS — 8.72%
Champaign County Community School District GO, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	696,272
Chicago Housing Authority, 5.00% due 7/1/2008 (ETM)	Aaa/NR	3,020,000	3,053,462
Chicago Midway Airport Second Lien, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,250,051
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/A	1,500,000	1,598,025
Chicago Tax Increment Allocation, 6.50% due 12/1/2008 (Sub Central Loop Redevelopment; Insured ACA)	NR/A	1,500,000	1,537,830
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/A	2,285,000	2,321,720
Cook County Capital Improvement GO, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	505,755
Cook County School District GO, 0% due 12/1/2022	NR/NR	2,000,000	1,011,980
Illinois DFA, 6.00% due 11/15/2012 (Adventist Health Group; Insured: MBIA)	Aaa/AAA	2,860,000	3,068,465
Illinois DFA Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	325,000	329,517
Illinois Educational Facilities Authority, 5.50% due 5/15/2018 (Midwestern State University; Insured: ACA)	NR/A	1,500,000	1,521,090
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum)	A2/A	1,160,000	1,185,740
Illinois Finance Authority, 5.00% due 8/1/2022 (Insured: XLCA)	Aaa/AAA	1,000,000	1,051,530
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation; Insured: Radian)	NR/AA	1,220,000	1,221,720
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems; Insured: MBIA)	Aaa/AAA	1,370,000	1,482,518
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA) (ETM)	Aaa/AAA	230,000	253,821

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA)	Aaa/AAA	$1,080,000	$1,185,916
Illinois HFA, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare)	A2/A	1,250,000	1,331,000
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center; Collateralized: GNMA)	Aaa/NR	950,000	1,002,972
Illinois HFA Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 (Children’s Memorial Hospital; Insured: AMBAC)	Aaa/AAA	1,900,000	1,994,164
Illinois University, 5.25% due 1/15/2018 (UIC South Campus Development; Insured: FGIC)	Aaa/AAA	1,205,000	1,293,592
Melrose Park Tax Increment, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,101,265
Sangamon County School District, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/A	2,400,000	2,516,232
Sherman Mortgage, 6.10% due 10/1/2014 (Villa Vianney Health Care; Collateralized: GNMA)	NR/AAA	1,170,000	1,231,004
Sherman Mortgage, 6.20% due 10/1/2019 (Villa Vianney Health Care; Collateralized: GNMA)	NR/AAA	1,600,000	1,679,600
Southern Illinois University, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,106,142
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Local Govt.; Insured: FSA)	NR/AAA	3,500,000	1,562,820
Tazewell County School District No 51, 9.00% due 12/1/2024 (Insured: FGIC)	Aaa/NR	1,205,000	1,825,912
University of Illinois, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,235,001
Will & Kendall Counties Community, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,043,930
Will County Community School District 365-U, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,572,800
INDIANA — 5.91%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	895,000	922,709
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,440,839
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/AAA	2,495,000	2,650,863
Allen County Redevelopment District Tax, 5.00% due 11/15/2018	A3/NR	1,560,000	1,635,660
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,071,950
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,217,038
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	1,063,560
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,604,476
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,026,090
East Chicago Elementary School Building First Mortgage, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	180,000	182,291
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,621,740
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,100,768
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	901,231
Huntington Economic Development, 6.40% due 5/1/2015 (United Methodist Memorial)	NR/NR	1,000,000	1,023,470
Indiana Bond Bank Special Programs, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	Aaa/AAA	2,000,000	2,189,620
Indiana Health Facility Hospital, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	NR/AAA	575,000	581,032
Indiana State Educational Facilities Authority, 5.65% due 10/1/2015 (University of Indianapolis)	NR/A-	1,065,000	1,105,161
Indiana State Educational Facilities Authority, 5.70% due 10/1/2016 (University of Indianapolis)	NR/A-	1,025,000	1,063,981
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/AA-	740,000	693,439
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	NR/A+	1,000,000	1,050,230
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	NR/A+	1,000,000	1,039,040
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	NR/A-	1,000,000	1,025,810
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012	NR/AA	1,200,000	1,301,244
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,829,337
IOWA — 1.89%
Coralville COP, 5.25% due 6/1/2022	A2/NR	2,980,000	3,084,717
Iowa Finance Authority, 5.75% due 12/1/2015 (Trinity Health)	Aa2/AA-	1,250,000	1,315,613
Iowa Finance Authority, 6.00% due 12/1/2018 (Catholic Health Initiatives)	Aa2/AA	2,000,000	2,113,680
Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center)	A1/NR	1,000,000	1,049,270
Iowa Finance Authority Hospital Facility, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: FSA)	Aaa/AAA	1,000,000	1,058,210
Iowa Finance Authority Hospital Facility, 6.75% due 2/15/2016 pre-refunded 2/15/2010 (Iowa Health Services)	Aa3/NR	1,000,000	1,081,340

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
KANSAS — 1.31%
Olathe Tax Increment Special Obligation, 5.45% due 9/1/2022 (West Village Center)	NR/NR	$1,155,000	$1,138,726
Wichita Hospital Improvement, 6.75% due 11/15/2019 (Via Christi Health System)	NR/A+	4,200,000	4,452,504
Wyandotte County School District 204, 5.00% due 9/1/2014 (Insured: FGIC)	Aaa/NR	1,030,000	1,112,225
KENTUCKY — 0.98%
Kentucky Finance EDA, 5.85% due 10/1/2015 pre-refunded 10/1/2013 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	1,335,000	1,502,916
Kentucky Finance EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	2,665,000	2,958,310
Wilmore Housing Facilities, 5.55% due 7/1/2013 (Wesley Methodist Village; LOC: Allied Irish Bank plc)	NR/NR	530,000	544,914
LOUISIANA — 1.88%
Jefferson Sales Tax District, 5.50% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,595,000	1,631,876
Louisiana Public Facilities Authority, 5.00% due 7/1/2021 (Archdiocese of New Orleans; Insured: CIFG)	Aaa/AAA	980,000	1,030,147
Louisiana Public Facilities Authority, 5.00% due 7/1/2023 (Archdiocese of New Orleans; Insured: CIFG)	Aaa/AAA	1,000,000	1,043,890
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	3,000,000	3,132,270
Orleans Levee District Trust Receipts, 5.95% due 11/1/2007 (Insured: FSA)	Aaa/AAA	360,000	360,752
St. Tammany Parish Sales Tax District No. 03 Sales & Use Tax, 5.00% due 6/1/2019 (Insured: CIFG)	NR/AAA	1,300,000	1,388,452
St. Tammany Parish Sales Tax District No. 03 Sales & Use Tax, 5.00% due 6/1/2020 (Insured: CIFG)	NR/AAA	1,000,000	1,063,820
MASSACHUSETTS — 0.29%
Massachusetts Housing Finance Agency, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Aaa/AAA	950,000	967,708
Massachusetts Housing Finance Agency Housing Development, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	Aaa/AAA	515,000	523,704
MICHIGAN — 2.18%
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center) (ETM)	Aaa/AAA	650,000	746,376
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Spectrum Health; Insured: MBIA)	Aaa/AAA	1,000,000	1,085,220
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School) (2)	NR/NR	1,110,000	1,085,647
Michigan State Building Authority Facilities Program, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,636,175
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligation Group A)	A2/A	3,650,000	3,694,858
Michigan State Hospital Finance Authority, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Credit)	Aa2/AA	1,000,000	1,001,490
Southfield Economic Development Corp., 7.25% due 12/1/2010 (N.W. 12 Limited Partnership Transcon Builders)	NR/NR	965,000	964,961
MINNESOTA — 0.75%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group)	Baa1/BBB	1,000,000	1,063,390
Southern Minnesota Municipal Power Agency Supply, 5.75% due 1/1/2018 pre-refunded to various dates (Insured: MBIA)	Aaa/AAA	700,000	776,930
St. Paul Housing & Redevelopment Authority Health Care Facility, 5.25% due 5/15/2020 (Healthpartners Obligation Group)	Baa1/BBB	1,965,000	2,012,121
MISSISSIPPI — 1.06%
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	1,935,000	1,895,313
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2018 (Insured: XLCA)	Aaa/AAA	920,000	972,946

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2020 (Insured: XLCA)	Aaa/AAA	$1,000,000	$1,046,840
Mississippi Higher Educational Authority, 7.50% due 9/1/2009 (Guaranty: Student Loans) (AMT)	A2/NR	1,500,000	1,503,690
MISSOURI — 1.54%
Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor)	NR/NR	600,000	596,454
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	NR/A+	1,000,000	1,032,080
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	NR/A+	2,000,000	2,045,580
Missouri Development Finance Board Healthcare, 5.40% due 11/1/2018 (Lutheran Home for the Aged; LOC: Commerce Bank)	Aa2/NR	2,025,000	2,084,697
Springfield Public Utilities, 5.00% due 12/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,150,480
MONTANA — 0.27%
Montana Facilities Financing Authority, 5.00% due 1/1/2022 (St. Luke Community Healthcare)	Aa3/NR	1,345,000	1,379,997
NEBRASKA — 0.17%
Madison County Hospital Authority 1, 5.50% due 7/1/2014 (Faith Regional Health Services; Insured: Radian)	NR/AA	845,000	881,005
NEVADA — 0.86%
Las Vegas Special Improvement District, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,135,000	1,168,948
Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S. Bank NA)	NR/NR	1,000,000	1,013,000
Washoe County Reno Sparks GO, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,257,008
NEW HAMPSHIRE — 1.57%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian ACA)	Baa3/AA	4,990,000	3,321,993
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	NR/A-	1,000,000	1,028,220
New Hampshire PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	A3/BBB+	3,500,000	3,705,590
NEW JERSEY — 0.30%
New Jersey EDA, 7.50% due 12/1/2019 (Spectrum for Living Development)	NR/NR	200,000	200,612
New Jersey EDA School Facilities Construction, 5.00% due 3/1/2019	A1/AA-	1,280,000	1,349,542
NEW MEXICO — 1.00%
Albuquerque Airport, 5.00% due 7/1/2008 (Insured: AMBAC) (AMT)	Aaa/AAA	1,000,000	1,010,250
Farmington PCR, 4.00% due 9/1/2024 put 10/1/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	500,000	500,000
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	NR/A+	2,000,000	2,090,580
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,515,000	1,528,332
NEW YORK — 0.80%
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,062,920
New York City Industrial Development Agency, 5.00% due 6/1/2010 (Lycee Francais De New York; Insured: ACA)	NR/A	1,175,000	1,193,130
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art; Insured: ACA)	NR/A	875,000	923,571
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing; Insured: SONYMA)	Aa1/NR	850,000	909,959
NORTH CAROLINA — 1.10%
Charlotte-Mecklenberg Hospital Authority, 5.00% due 1/15/2022	Aa3/AA-	2,000,000	2,050,700

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Franklin County COP, 5.00% due 9/1/2022 (Public Facilities; Insured: MBIA)	Aaa/AAA	$1,500,000	$1,580,340
North Carolina Housing Finance Agency SFMR, 6.50% due 9/1/2026	Aa2/AA	940,000	960,849
North Carolina Medical Care, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: FSA & FHA 242)	Aaa/AAA	1,000,000	1,067,090
NORTH DAKOTA — 0.46%
North Dakota State Housing Finance Agency, 5.20% due 7/1/2022	Aa1/NR	1,000,000	1,022,780
North Dakota State Housing Finance Agency Home Mortgage, 5.70% due 7/1/2030	Aa1/NR	310,000	312,185
Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	NR/BBB+	1,000,000	1,012,950
OHIO — 2.69%
Butler County Transportation Improvement, 6.00% due 4/1/2010 pre-refunded 4/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,032,290
Central Ohio Solid Waste Authority, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,574,073
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,255,000	1,329,961
Cuyahoga County Hospital, 4.75% due 2/15/2008 (Metrohealth Systems; Insured: MBIA)	Aaa/AAA	1,000,000	1,004,730
Franklin County Health Care, 6.00% due 11/1/2010 (Heinzerling Foundation; LOC: Banc One)	AAA/NR	780,000	781,505
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/NR	1,500,000	1,644,840
Marysville School District COP, 5.25% due 12/1/2017 pre-refunded 6/1/2015 (School Facilities; Insured: MBIA)	Aaa/AAA	2,000,000	2,197,240
North Ridgeville Economic Development, 0% due 2/1/2015 (Collateralized: FHA)	NR/AAA	300,000	164,316
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A1/A+	2,200,000	2,319,218
Reynoldsburg Health Care Facilities Bonds, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aaa/NR	760,000	783,796
OKLAHOMA — 2.18%
Alva Hospital Authority Hospital Sales Tax, 5.25% due 6/1/2025 (Insured: Radian)	Aa3/AA	1,505,000	1,527,665
Comanche County Hospital Authority, 5.25% due 7/1/2019 (Insured: Radian)	Aa3/AA	3,345,000	3,456,623
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	1,020,000	992,848
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	1,125,000	978,030
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,485,000	1,192,232
Oklahoma DFA Hospital Association Pooled Hospital, 5.40% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	825,000	871,662
Tulsa Industrial Authority, 5.00% due 12/15/2015 (St. Francis Health Systems)	Aa3/AA	750,000	796,140
Tulsa Industrial Authority, 6.00% due 10/1/2016 (University of Tulsa; Insured: MBIA)	Aaa/AAA	1,250,000	1,400,925
OREGON — 0.48%
Forest Grove Campus Improvement, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Pacific University; Insured: Radian)	NR/AA	800,000	848,296
Oregon State Housing & Community Services Department SFMR, 5.35% due 7/1/2018 (AMT)	Aa2/NR	620,000	627,254
Portland Housing Authority, 4.75% due 5/1/2022 (Yards Union Station) (AMT)	Aa2/NR	1,000,000	985,470
PENNSYLVANIA — 1.34%
Allegheny County Hospital Development, 6.50% due 5/1/2012 pre-refunded 5/1/2010 (South Hills Health Systems)	Baa1/NR	1,400,000	1,497,048
Carbon County Industrial Development Authority, 6.65% due 5/1/2010 (Panther Creek Partners)	NR/BBB-	1,140,000	1,183,331
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	906,930
Lancaster County, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	611,196
Lancaster County, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	579,600
Lehigh County GO, 6.00% due 11/15/2007 (Good Shepard Rehab. Hospital; Insured: AMBAC)	Aaa/AAA	785,000	787,473

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pennsylvania Higher Education University, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	$2,032,839	$794,840
Pennsylvania State Higher Educational Facilities, 5.60% due 11/15/2009 (Allegheny United Hospitals; Insured: MBIA)	Aaa/AAA	500,000	521,355
RHODE ISLAND — 0.69%
Rhode Island Health & Education Building Corp., 5.00% due 3/15/2014 (Salve Regina University; Insured: Radian)	NR/AA	1,065,000	1,114,831
Rhode Island Health & Education Building Corp., 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AA	1,000,000	1,046,220
Rhode Island Health & Education Building Corp. Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,325,000	1,400,976
SOUTH CAROLINA — 5.71%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A3/A-	2,000,000	2,092,740
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District)	A1/AA-	1,855,000	1,970,010
Darlington County IDRB, 6.00% due 4/1/2026 (Sonoco Products Co.) (AMT)	Baa1/BBB+	3,255,000	3,265,774
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: Assured Guaranty)	Aaa/AAA	2,400,000	2,508,936
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	A1/NR	1,000,000	1,051,000
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,782,739
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,073,890
Scago Educational Facilities Corp. School District 5 Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aaa/AAA	2,740,000	2,893,111
Scago Educational Facilities Corp. School District 5 Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aaa/AAA	1,000,000	1,047,690
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023	Aa1/NR	1,000,000	1,025,970
South Carolina Jobs EDA, 5.50% due 4/1/2027 put 10/5/2007 (Episcopal Convention Center; Insured: Radian) (weekly demand notes)	Aa3/A-1+	7,610,000	7,610,000
Sumter School Facilities Inc. Sumter County School District 2, 5.00% due 12/1/2021 (Insured: Assured Guaranty)	Aaa/AAA	2,855,000	3,020,533
TENNESSEE — 2.30%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	1,995,000	2,072,007
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	Aa3/AA-	2,500,000	2,513,150
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	Aa3/AA-	7,000,000	7,229,250
TEXAS — 16.12%
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/BBB	1,250,000	1,395,037
Bexar County Health Facilities Development Corp., 6.10% due 11/15/2023 (Incarnate Word Health Services; Insured: FSA) (ETM)	Aaa/AAA	1,000,000	1,039,460
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	NR/BBB	1,000,000	970,600
Bexar County Housing Finance Corp., 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apartments; Insured: MBIA)	Aaa/NR	755,000	781,697
Bexar County Housing Finance Corp., 5.875% due 4/1/2014 (Honey Creek Apartments; Insured: MBIA)	Aaa/NR	975,000	1,022,551
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (American Opportunity Housing & Colinas; Insured: MBIA)	Aaa/NR	600,000	633,774
Bexar County Housing Finance Corp., 6.125% due 4/1/2020 (Honey Creek Apartments; Insured: MBIA)	Aaa/NR	800,000	827,544

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Bexar County Housing Finance Corp., 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apartments; Insured: MBIA)	Aaa/NR	$1,270,000	$1,339,291
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (American Opportunity Housing & Colinas; Insured: MBIA)	Aaa/NR	1,035,000	1,089,689
Bexar County Housing Finance Corp., 6.50% due 12/1/2021 (American Opportunity Housing-Waterford)	Baa2/NR	2,000,000	2,107,600
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: XLCA)	Aaa/AAA	1,300,000	1,372,956
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: XLCA)	Aaa/AAA	2,300,000	2,417,967
Birdville ISD, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,370,256
Carroll ISD, 0% due 2/15/2011 pre-refunded 2/15/2008 (Guaranty: PSF)	Aaa/AAA	785,000	674,072
Carroll ISD, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	345,000	295,969
Cedar Park Improvement, 5.00% due 2/15/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,063,190
Coppell ISD, 0% due 8/15/2013 (Insured: PSF-GTD)	NR/AAA	1,495,000	1,111,488
Coppell ISD, 0% due 8/15/2013 pre-refunded 8/15/2009 (Insured: PSF-GTD)	NR/AAA	3,505,000	2,615,992
Duncanville ISD, 0% due 2/15/2016 pre-refunded 2/15/2012 (Insured: PSF)	Aaa/AAA	2,985,000	2,009,532
Duncanville ISD, 0% due 2/15/2016 (Insured: PSF)	Aaa/AAA	15,000	9,960
El Paso ISD, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	3,270,825
El Paso ISD, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	2,062,525
Ennis ISD, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,322,068
Ennis ISD, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	674,747
Ennis ISD, 0% due 8/15/2013 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,645,000	1,256,023
Ennis ISD, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	640,831
Ennis ISD, 0% due 8/15/2014 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,670,000	1,195,520
Ennis ISD, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	607,939
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	NR/BBB	1,320,000	1,409,298
Hays Consolidated C, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,844,122
Laredo Sports Venue Sales Improvement, 5.00% due 3/15/2018 (Insured: AMBAC)	Aaa/AAA	2,040,000	2,166,154
Lewisville Combination Contract Special Assessment District 2, 4.75% due 9/1/2012 (Insured: ACA)	NR/A	2,055,000	2,081,016
Mesquite ISD, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,145,897
Midlothian ISD, 0% due 2/15/2012 (ETM)	Aaa/NR	500,000	423,260
Midlothian ISD, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	500,000	423,260
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Aa3/AA	735,000	772,331
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Aa3/AA	500,000	524,775
Richardson Improvement, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,145,000	2,278,934
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	Baa2/NR	3,000,000	3,134,160
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	Baa2/NR	675,000	703,060
San Antonio Hotel Occupancy, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	1,650,000	1,671,070
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,033,866
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt)	A1/NR	3,500,000	3,843,000
Tarrant County Limited Tax, 5.00% due 7/15/2023	Aaa/AAA	1,000,000	1,050,520
Texarkana Health Facilities Hospital, 5.75% due 10/1/2011 (Wadely Regional Medical Center; Insured: MBIA)	Aaa/AAA	2,500,000	2,696,050
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company)	Aa1/AA+	2,450,000	3,114,170
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	NR/A	3,100,000	3,066,365
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,081,810
Travis County Health Facilities Development Corp., 5.75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,000,000	2,105,880
Travis County Health Facilities Development Corp., 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health; Insured: MBIA)	Aaa/AAA	3,000,000	3,192,480
Upper Trinity Regional Water District Treated Water Supply Systems, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	305,000	313,381
Waco Health Facilities Development Corp., 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health)	Aa2/AAA	870,000	922,130

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Waco Health Facilities Development Corp., 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health)	Aa2/AAA	$1,050,000	$1,112,916
West Harris County Municipal Utility, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	505,300
UTAH — 0.64%
Salt Lake City Municipal Building, 5.30% due 10/15/2012 pre-refunded 10/15/2009 (Insured: AMBAC)	Aaa/AAA	1,085,000	1,133,782
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aaa/NR	1,000,000	1,072,440
Utah Housing Finance Authority, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	413,448
Utah Housing Finance Authority SFMR D-2 Class I, 5.85% due 7/1/2015 (Credit Support: FHA)	Aa2/AA	45,000	45,747
Utah State Board of Regents Auxiliary, 5.25% due 5/1/2013	NR/AA	595,000	633,336
VIRGINIA — 2.20%
Alexandria IDRB Institute for Defense Analysis, 6.00% due 10/1/2014 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,618,815
Alexandria IDRB Institute for Defense Analysis, 6.00% due 10/1/2015 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,715,944
Alexandria IDRB Institute for Defense Analysis, 5.90% due 10/1/2020 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,152,760
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,058,300
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	796,534
Norton IDRB Hospital, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/A	1,635,000	1,738,299
Spotsylvania County IDRB, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders; LOC: Deutsche Bank) (AMT)	NR/NR	2,210,000	2,212,122
WASHINGTON — 3.60%
Port Longview Industrial Development Corp. Solid Waste Disposal, 6.875% due 10/1/2008 (Weyerhaeuser Co.) (AMT)	NR/BBB	1,500,000	1,540,995
Skagit County Public Hospital District Capital Improvement, 5.125% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,900,000	2,075,674
Vancouver Downtown Redevelopment Senior, 5.50% due 1/1/2018 (Conference Center; Insured: ACA)	NR/A	3,500,000	3,632,720
Washington Health Care Facilities, 5.50% due 12/1/2010 pre-refunded 12/1/2009 (Providence Services; Insured: MBIA)	Aaa/AAA	2,690,000	2,825,388
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services; Insured: MBIA)	Aaa/AAA	1,735,000	1,844,964
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services; Insured: MBIA)	Aaa/AAA	1,945,000	2,062,167
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center; Insured: Radian)	NR/AA	500,000	516,185
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center; Insured: Radian)	NR/AA	1,000,000	1,029,250
Washington Public Power Supply, 0% due 7/1/2010	Aaa/AA-	960,000	865,785
Washington Public Power Supply, 0% due 7/1/2011	Aaa/AA-	1,000,000	867,440
Washington State Health Care Facilities, 4.50% due 12/1/2008 (Kadlec Medical Center; Insured: Assured Guaranty)	Aaa/AAA	1,200,000	1,213,224
WEST VIRGINIA — 0.31%
West Virginia State Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	Aaa/AAA	1,530,000	1,604,511

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
WISCONSIN — 0.60%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/AA	$1,000,000	$1,036,120
Wisconsin Housing & Economic Development, 5.875% due 11/1/2016 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,055,459

TOTAL INVESTMENTS — 98.87% (COST $494,464,922)			$507,761,647
OTHER ASSETS LESS LIABILITIES — 1.13%			5,818,145

NET ASSETS — 100.00%			$513,579,792

Footnote Legend

Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(1)	When-issued security.
(2)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Line of Credit
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
SONYMA	State of New York Mortgage Authority
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to Financial statements.

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

26    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Intermediate Municipal Fund

To the Trustees and Class I Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

Certified Annual Report    27

EXPENSE EXAMPLE
Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class I Shares
Actual	$1,000.00	$1,014.90	$3.38
Hypothetical*	$1,000.00	$1,021.71	$3.39

†	Expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

28    Certified Annual Report

INDEX COMPARISON
Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 IN VESTMENT

Thornburg Intermediate Municipal Fund Class I Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(July 5, 1996 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	3.06%	3.39%	4.36%	4.79%

FUND ATTRIBUTES

as of September 30, 2007

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	4.23%	3.63%	$13.13	$13.13

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index representing a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Certified Annual Report    29

TRUSTEES AND OFFICERS
Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Certified Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s above average or

Certified Annual Report    33

OTHER INFORMATION, CONTINUED
Thornburg Intermediate Municipal Fund	Septmeber 30, 2007

better investment returns over most measuring periods, and in particular the most recent three years, relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and the Fund’s good relative performance against comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee and expense ratios for the Fund were higher to a small extent than the median and average management fee levels and expense ratios for the group of municipal debt funds assembled by the analyst firm, but that the difference was not significant in view of its degree and the Fund’s investment performance. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

34    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    35

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

36    This page is not part of the Annual Report.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg New Mexico Intermediate Municipal Fund

Annual Report – September 30, 2007

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2    This page is not part of the Annual Report

Thornburg New Mexico Intermediate Municipal Fund

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 2.00%. There is no up front sales charge for Class D shares and no contingent deferred sales charge (CDSC).

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Certified Annual Report    5

Letter to Shareholders

October 18, 2007
Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 10 cents per share to $13.10 during the twelve months ended September 30, 2007. If you were with us for the entire period, you received dividends of 46.6 cents per share. If you reinvested your dividends, you received 47.3 cents per share. Investors who owned Class D shares received dividends of 43.3 and 43.9 cents per share, respectively.

The past year has been one of the more interesting in recent memory. Municipal bonds traded within a fairly tight trading range until May. Then, as the Federal Reserve raised the targeted Fed Funds rate to 5.0%, the bond market started to worry about an overheated economy and excess inflation. This drove up market yields for bonds by 0.30% to 0.40% and led to a somewhat steeper yield curve. Next, the sordid world of subprime mortgage bonds and derivatives based upon them started to unravel. Though subprime problems didn’t directly affect the municipal bond market, they did set off a panic-stricken flight to quality. As investors piled into Treasury notes and bonds, they drove their yields back down to levels that prevailed toward the beginning of 2007. However, investors mostly bypassed the municipal bond market, leaving rates there relatively unchanged. This created a rare event during which municipal bond yields were extremely attractive relative to Treasury yields. By late summer, ten-year high quality municipal bonds were routinely yielding 90% or more of ten-year Treasury yields, and trades over 100% were occasionally happening.
Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) were getting wider. Some investors, who had been comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally get compensated for taking incremental credit risk in bonds rated lower than AAA.

Since the end of August, the bond market has been gradually regaining its composure. A calmer, lower volatility environment has helped fuel a renewed appetite for risk. This has led to some retrenchment of the spread widening that occurred in May. It also has led to a wholesale re-pricing of the municipal bond market so that it is no longer extremely attractive relative to the Treasury market. However, credit spreads on most bonds are still wider than they were just a few months ago, and municipal bonds are still somewhat attractive relative to Treasury notes, particularly if you expect marginal tax rates to go up (we do).

The Class A shares of your Fund produced a total return of 2.82% over the twelve-month period ended September 30, 2007, compared to a 3.82% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the last year, intermediate municipal bonds have performed better than longer and shorter maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next eighteen years, so it has significant exposure to shorter and longer term bonds. Since those bonds generally underperformed intermediate bonds and the index, the Fund underperformed the index.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 130 municipal obligations from all over New Mexico. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming

6    Certified Annual Report

years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of the late summer market weakness to restructure the Fund somewhat. Early in 2007, the Fund’s ladder was a bit overweighted in the early years. As interest rates rose, we invested primarily in the later years of the Fund’s ladder so that it is now more evenly distributed. Consequently, at fiscal year end (September 30, 2007), the Fund had an average maturity of 7.88 and duration of 4.51 years. We also added incrementally to lower rated investment grade bonds, although we continue to maintain a AA average quality.

% of portfolio maturing			Cumulative % maturing
2 years	=	11.4%	Year 2	=	11.4%
2 to 4 years	=	17.4%	Year 4	=	28.8%
4 to 6 years	=	12.3%	Year 6	=	41.1%
6 to 8 years	=	10.6%	Year 8	=	51.7%
8 to 10 years	=	11.2%	Year 10	=	62.9%
10 to 12 years	=	12.4%	Year 12	=	5.3%
12 to 14 years	=	9.2%	Year 14	=	84.5%
14 to 16 years	=	6.7%	Year 16	=	91.2%
16 to 18 years	=	3.7%	Year 18	=	94.9%
Over 18 years	=	5.1%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 9/30/07.

Looking forward, we do expect U.S. economic growth to slow from the second quarter’s healthy 3.8% rate. However, consumer spending seems to be holding up well, and exports are surging. These factors, along with new job growth of about 100,000 per month, should keep the U.S. economy out of recession territory. However, the dismal housing sector and the dislocation in financial markets will probably cap future growth at a relatively low rate. This should allow the Fed to continue easing monetary conditions, but with a close eye on what happens to inflation. Market unease about the depreciating dollar and the long-term inflation outlook should keep long-term interest rates from dropping precipitously, which, in turn, should lead to a steeper yield curve going forward. We believe that a steepening yield curve would be advantageous for the laddering style employed by this Fund.

New Mexico state tax revenues grew by 14% in fiscal 2006, allowing the state to build up reserves of $525 million. However, revenue growth is expected to slow to 2% in 2007, and 3.6% in 2008. The slowing is due to a variety of factors, including a depressed housing market, lower income tax rates, and declining prices for natural gas. Expenditures are projected to grow by about 9% in the current fiscal year, which will likely strain state finances. Given these challenges, we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 92% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

ASSETS
Investments at value (cost $195,055,430) (Note 2)	$199,257,543
Cash	306,817
Receivable for fund shares sold	354,917
Interest receivable	2,641,946
Prepaid expenses and other assets	843

Total Assets	202,562,066

LIABILITIES
Payable for fund shares redeemed	85,266
Payable to investment advisor and other affiliates (Note 3)	143,029
Accounts payable and accrued expenses	44,104
Dividends payable	208,970

Total Liabilities	481,369

NET ASSETS	$202,080,697

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(19,279)
Net unrealized appreciation on investments	4,202,113
Accumulated net realized gain (loss)	(1,223,023)
Net capital paid in on shares of beneficial interest	199,120,886

$202,080,697

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($169,130,447 applicable to 12,906,718 shares of beneficial interest outstanding - Note 4)	$13.10
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.37

Class D Shares:
Net asset value, offering and redemption price per share ($13,523,507 applicable to 1,031,528 shares of beneficial interest outstanding - Note 4)	$13.11

Class I Shares:
Net asset value, offering and redemption price per share ($19,426,743 applicable to 1,482,965 shares of beneficial interest outstanding - Note 4)	$13.10

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Interest income (net of premium amortized of $882,872)	$9,246,006

EXPENSES:
Investment advisory fees (Note 3)	1,021,738
Administration fees (Note 3)
Class A Shares	222,042
Class D Shares	18,220
Class I Shares	6,069
Distribution and service fees (Note 3)
Class A Shares	444,085
Class D Shares	146,139
Transfer agent fees
Class A Shares	71,747
Class D Shares	11,170
Class I Shares	1,685
Registration and filing fees
Class A Shares	525
Class D Shares	524
Class I Shares	366
Custodian fees (Note 3)	70,149
Professional fees	25,069
Accounting fees	8,470
Trustee fees	3,594
Other expenses	24,218

Total Expenses	2,075,810
Less:
Expenses reimbursed by investment advisor (Note 3)	(5,567)
Distribution fees waived (Note 3)	(73,070)
Fees paid indirectly (Note 3)	(14,004)

Net Expenses	1,983,169

Net Investment Income	7,262,837

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	54,061
Net change in unrealized appreciation (depreciation) of investments	(1,563,489)

Net Realized and Unrealized Loss on Investments	(1,509,428)

Net Increase in Net Assets Resulting From Operations	$5,753,409

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$7,262,837	$7,473,632
Net realized gain (loss) on investments	54,061	(175,714)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(1,563,489)	(409,024)

Net Increase (Decrease) in net Assets Resulting from operations	5,753,409	6,888,894

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,302,393)	(6,995,117)
Class D Shares	(480,929)	(478,515)
Class I Shares	(479,515)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(25,600,468)	(15,627,535)
Class D Shares	(500,141)	(4,424,114)
Class I Shares	19,414,839	—

Net Decrease in net Assets	(8,195,198)	(20,636,387)

NET ASSETS:
Beginning of year	210,275,895	230,912,282

End of year	$202,080,697	$210,275,895

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The secondary objective of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class D, and Class I shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the

Certified Annual Report    11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $5,567 for Class D shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $3,733 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $73,070 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $14,004. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,480,808	$19,422,034	1,491,269	$19,550,483
Shares issued to shareholders in reinvestment of dividends	285,590	3,745,888	309,029	4,047,693
Shares repurchased	(3,721,960)	(48,768,390)	(2,999,545)	(39,225,711)

Net Increase (Decrease)	(1,955,562)	$(25,600,468)	(1,199,247)	$(15,627,535)

Class D Shares
Shares sold	421,403	$5,522,652	227,791	$2,980,463
Shares issued to shareholders in reinvestment of dividends	27,641	362,701	27,090	355,077
Shares repurchased	(486,230)	(6,385,494)	(590,696)	(7,759,654)

Net Increase (Decrease)	(37,186)	$(500,141)	(335,815)	$(4,424,114)

Class I Shares*
Shares sold	1,771,412	$23,191,290	—	$—
Shares issued to shareholders in reinvestment of dividends	35,158	459,669	—	—
Shares repurchased	(323,605)	(4,236,120)	—	—

Net Increase (Decrease)	1,482,965	$19,414,839	—	$—

*	Effective date of Class I shares was February 1, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $34,599,057 and $39,617,145, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$195,054,985

Gross unrealized appreciation on a tax basis	$4,318,790
Gross unrealized depreciation on a tax basis	(116,232)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,202,558

At September 30, 2007, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2008	$595,638
2009	320,666
2011	145,437
2013	255
2014	49,136
2015	112,336

$1,223,468

During the year ended September 30, 2007, $33,677 of capital loss carry forwards from prior years expired.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized loss by $33,781, increased over-distributed net investment income by $4,617 and decreased net paid in capital paid in on shares of beneficial interest by $29,164. Reclassifications result primarily from an expired capital loss carry forwards and taxable market discount.

All dividends paid by the Fund for the years ended September 30, 2007 and September 30, 2006, represent tax exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
Class A Shares:	2007	2006	2005	2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.20	$13.22	$13.40	$13.46	$13.42

Income from investment operations:
Net investment income	0.47	0.45	0.43	0.45	0.48
Net realized and unrealized gain (loss) on investments	(0.10)	(0.02)	(0.18)	(0.06)	0.04

Total from investment operations	0.37	0.43	0.25	0.39	0.52

Less dividends from:
Net investment income	(0.47)	(0.45)	(0.43)	(0.45)	(0.48)

Change in net asset value	(0.10)	(0.02)	(0.18)	(0.06)	0.04

NET ASSET VALUE, end of year	$13.10	$13.20	$13.22	$13.40	$13.46

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.82%	3.31%	1.88%	3.00%	3.93%
Ratios to average net assets:
Net investment income	3.55%	3.41%	3.22%	3.40%	3.55%
Expenses, after expense reductions	0.98%	0.99%	0.99%	0.96%	0.97%
Expenses, after expense reductions and net of custody credits	0.97%	0.98%	0.98%	0.96%	0.97%
Expenses, before expense reductions	0.98%	0.99%	0.99%	0.96%	0.97%

Portfolio turnover rate	17.38%	11.59%	16.63%	14.66%	16.53%

Net assets at end of year (000)	$169,130	$196,163	$212,335	$208,435	$216,766

(a)	Sales loads are not reflected in computing total return.

See notes to the financial statements.

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FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
Class D Shares:	2007	2006	2005	2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.21	$13.23	$13.41	$13.47	$13.43

Income from investment operations:
Net investment income	0.43	0.41	0.39	0.42	0.44
Net realized and unrealized gain (loss) on investments	(0.10)	(0.02)	(0.18)	(0.06)	0.04

Total from investment operations	0.33	0.39	0.21	0.36	0.48

Less dividends from:
Net investment income	(0.43)	(0.41)	(0.39)	(0.42)	(0.44)

Change in net asset value	(0.10)	(0.02)	(0.18)	(0.06)	0.04

NET ASSET VALUE, end of year	$13.11	$13.21	$13.23	$13.41	$13.47

RATIOS/SUPPLEMENTAL DATA

Total return	2.57%	3.04%	1.62%	2.70%	3.63%
Ratios to average net assets:
Net investment income	3.30%	3.15%	2.96%	3.11%	3.24%
Expenses, after expense reductions	1.23%	1.24%	1.25%	1.25%	1.25%
Expenses, after expense reductions and net of custody credits	1.23%	1.24%	1.24%	1.24%	1.25%
Expenses, before expense reductions	1.77%	1.82%	1.83%	1.83%	1.88%

Portfolio turnover rate	17.38%	11.59%	16.63%	14.66%	16.53%

Net assets at end of year (000)	$13,524	$14,113	$18,577	$14,051	$14,658

See notes to the financial statements.

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FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund

Class I Shares:	Period Ended September 30, 2007(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.10

Income from investment operations:
Net investment income	0.34
Net realized and unrealized gain (loss) on investments	0.00

Total from investment operations	0.34

Less dividends from:
Net investment income	(0.34)

Change in net asset value	0.00

NET ASSET VALUE, end of period	$13.10

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.64%
Ratios to average net assets:
Net investment income	3.95	%(b)
Expenses, after expense reductions	0.63	%(b)
Expenses, after expense reductions and net of custody credits	0.62	%(b)
Expenses, before expense reductions	0.63	%(b)

Portfolio turnover rate	17.38%

Net assets at end of period (000)	$19,427

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I shares was February 1, 2007.

See notes to the financial statements.

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SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-301, CLASS D - 885-215-624, CLASS I - 885-215-285

NASDAQ SYMBOLS: CLASS A - THNMX, CLASS D - THNDX, CLASS I - THNIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Alamogordo Hospital, 5.30% due 1/1/2013 (Insured: Radian)	NR/AA	$3,000,000	$3,007,080
Albuquerque GRT, 0% due 7/1/2012 pre-refunded 7/1/2011	Aaa/AAA	1,775,000	1,483,190
Albuquerque GRT, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	225,000	187,799
Albuquerque Industrial, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	1,170,000	1,211,816
Albuquerque Industrial, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	2,140,000	2,218,367
Albuquerque Joint Water & Sewage, 0% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,600,000	1,557,056
Albuquerque Joint Water & Sewage Systems, 4.75% due 7/1/2008	Aa2/AA	60,000	60,056
Albuquerque Municipal School District 12, 5.10% due 8/1/2014 pre-refunded 8/1/2008	Aa2/AA	760,000	770,154
Albuquerque Municipal School District 12, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,216,748
Albuquerque Refuse Removal & Disposal, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	415,000	430,878
Belen Gasoline Tax Improvement, 5.40% due 1/1/2011	NR/NR	585,000	588,446
Bernalillo County GRT, 5.50% due 10/1/2011 pre-refunded 10/01/2009	Aa3/AAA	495,000	514,231
Bernalillo County GRT, 5.25% due 10/1/2012	Aa3/AAA	1,000,000	1,076,420
Bernalillo County GRT, 5.75% due 10/1/2015 pre-refunded 10/01/2009	Aa3/AAA	2,000,000	2,087,320
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: MBIA)	Aaa/AAA	3,000,000	3,213,480
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	Aaa/AAA	3,170,000	3,507,922
Chaves County GRT, 5.00% due 7/1/2017 (Insured: FGIC)	Aaa/NR	1,000,000	1,011,520
Chaves County GRT, 5.05% due 7/1/2019 (Insured: FGIC)	Aaa/NR	735,000	743,805
Cibola County GRT, 5.875% due 11/1/2008 (Insured: AMBAC) (ETM)	Aaa/AAA	495,000	507,627
Cibola County GRT, 6.00% due 11/1/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	555,000	594,627
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	A3/NR	1,035,000	1,079,464
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	A3/NR	570,000	588,650
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	A3/NR	645,000	663,486
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	A3/NR	2,325,000	2,356,899
Farmington PCR, 4.06% due 5/1/2024 put 10/1/2007 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	600,000	600,000
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	6,095,000	6,389,084
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,535,866
Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	Aaa/AAA	2,060,000	2,195,569
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	Aaa/AAA	3,540,000	3,764,330
Grant County Hospital Facility, 5.50% due 8/1/2009 (Gila Regional Medical Center; Insured: Radian)	NR/AA	1,310,000	1,342,252
Grant County Hospital Facility, 5.50% due 8/1/2010 (Gila Regional Medical Center; Insured: Radian)	NR/AA	1,385,000	1,437,741
Las Cruces School District 2 GO, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,033,690
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: FSA)	Aaa/AAA	1,265,000	1,354,941
New Mexico Educational Assistance Foundation, 4.95% due 3/1/2009 (Guaranteed: Student Loans) (AMT)	Aaa/NR	2,000,000	2,033,280
New Mexico Finance Authority, 5.15% due 6/1/2012 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	255,000	261,273
New Mexico Finance Authority, 5.25% due 6/1/2013 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	133,407
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	Aaa/NR	2,280,000	2,440,968
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	2,660,000	2,835,693
New Mexico Finance Authority, 5.35% due 6/1/2014 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	133,617
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,086,080
New Mexico Finance Authority, 5.45% due 6/1/2015 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	145,000	149,267
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	Aaa/NR	2,360,000	2,551,136
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	Aaa/NR	2,915,000	3,106,661
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: MBIA)	Aaa/NR	1,215,000	1,287,438
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,059,090
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: MBIA)	Aaa/AAA	1,625,000	1,721,021
New Mexico Finance Authority, 5.00% due 6/15/2020 (Revolving Fund F; Insured: MBIA)	Aaa/NR	1,395,000	1,471,558
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: MBIA)	Aaa/AAA	1,300,000	1,372,618
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: MBIA)	Aaa/AAA	7,000,000	7,345,590

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico Finance Authority Court Facilities Fee, 5.50% due 6/15/2020 pre-refunded 6/15/2011 (Insured: MBIA)	Aaa/AAA	$2,000,000	$2,132,320
New Mexico Finance Authority State Office Building Tax, 5.00% due 6/1/2014 pre-refunded 6/1/2011	Aa1/AAA	1,875,000	1,967,156
New Mexico Finance Authority State Transportation, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	2,100,000	2,264,892
New Mexico Highway Commission Senior Tax, 5.50% due 6/15/2013 pre-refunded 6/15/2011	Aa2/AAA	2,000,000	2,132,320
New Mexico Highway Commission Senior Tax, 5.50% due 6/15/2014	Aa2/AAA	2,000,000	2,125,160
New Mexico Highway Commission Tax, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AAA	5,000,000	5,204,350
New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 pre-refunded 12/1/2007 (Catholic Health Initiatives)	NR/AA	1,140,000	1,154,261
New Mexico Hospital Equipment Loan, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare)	Aa3/AA-	5,205,000	5,644,354
New Mexico Housing Authority Region III Multi Family Housing, 5.30% due 12/1/2022 (Senior El Paseo Apartments; Insured: AMBAC)	Aaa/AAA	1,100,000	1,117,809
New Mexico MFA Forward Mortgage, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/AAA	165,000	168,810
New Mexico MFA General, 5.80% due 9/1/2019 pre-refunded 9/1/2009	NR/AAA	775,000	807,589
New Mexico MFA Multi Family, 5.05% due 9/1/2027 (St. Anthony; Insured: FHA)	NR/AAA	890,000	892,029
New Mexico MFA Multi Family, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA)	NR/AAA	2,335,000	2,457,774
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments; Collateralized: FNMA)	Aaa/NR	1,000,000	1,024,160
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments; Collateralized: FNMA)	Aaa/NR	1,910,000	1,956,146
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments; Collateralized: FNMA)	Aaa/NR	2,785,000	2,852,286
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)	NR/AAA	80,000	80,582
New Mexico MFA SFMR, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	150,000	154,730
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	205,000	206,503
New Mexico MFA SFMR, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	65,000	65,598
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank)	NR/AAA	250,000	223,317
New Mexico MFA SFMR, 5.875% due 9/1/2020 (AMT)	NR/AAA	230,000	233,388
New Mexico MFA SFMR, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	425,000	428,362
New Mexico MFA SFMR, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	260,000	271,216
New Mexico State Highway Commission Infrastructure C, 5.00% due 6/15/2012 (ETM)	Aa2/AAA	1,000,000	1,059,700
New Mexico State Highway Commission Tax, 5.00% due 6/15/2010 (ETM)	Aa2/AAA	255,000	264,540
New Mexico State Highway Commission Tax, 5.00% due 6/15/2010	Aa2/AAA	245,000	254,359
New Mexico State Highway Commission Tax, 5.125% due 6/15/2010 pre-refunded 6/15/2008	Aa2/AAA	660,000	667,603
New Mexico State Highway Commission Tax, 5.125% due 6/15/2010	Aa2/AAA	3,695,000	3,734,426
New Mexico State Hospital Equipment Loan Council Hospital, 4.80% due 8/1/2010 (Presbyterian Healthcare)	Aa3/AA-	500,000	513,865
New Mexico State Hospital Equipment Loan St. Vincent Hospital, 5.00% due 7/1/2017 (Insured: Radian)	Aa3/AA	1,730,000	1,771,209
New Mexico State Hospital Equipment Loan St. Vincent Hospital, 5.00% due 7/1/2019 (Insured: Radian)	Aa3/AA	1,000,000	1,017,290
New Mexico State Hospital Equipment Loan St. Vincent Hospital, 5.00% due 7/1/2021 (Insured: Radian)	Aa3/AA	1,185,000	1,197,822
New Mexico State Hospital Equipment Loan St. Vincent Hospital, 5.25% due 7/1/2025 (Insured: Radian)	Aa3/AA	1,000,000	1,014,550
New Mexico State University Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,069,390
New Mexico Supplemental Severance, 5.00% due 7/1/2008	Aa3/AA-	5,000,000	5,005,650
Puerto Rico Public Buildings Authority Government Facilities, 5.25% due 7/1/2019 (Insured: XLCA)	Aaa/AAA	1,000,000	1,110,820
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: FGIC)	Aaa/AAA	955,000	1,028,487
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: FGIC)	Aaa/AAA	555,000	597,113
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: FGIC)	Aaa/AAA	1,000,000	1,047,290
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	A1/NR	400,000	427,316

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	A1/NR	$1,725,000	$1,799,071
San Juan County GRT, 5.30% due 9/15/2009	A1/NR	215,000	219,158
San Juan County GRT, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	1,225,000	1,318,921
San Juan County GRT, 5.50% due 9/15/2016 (Insured: AMBAC)	Aaa/AAA	1,180,000	1,269,184
San Juan County GRT, 5.75% due 9/15/2021 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,088,980
Sandoval County Incentive Payment, 5.75% due 2/1/2010 (Intel Corp.)	NR/A+	535,000	538,199
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	NR/A+	4,390,000	4,588,823
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,498,853
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,416,368
Santa Fe County, 9.00% due 1/1/2008 (Office & Training Facilities) (ETM)	Aaa/NR	626,000	634,626
Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)	Aaa/NR	785,000	785,887
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	NR/BBB-	1,250,000	1,267,837
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	NR/BBB-	1,835,000	1,836,119
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	1,780,000	1,853,443
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,000,000	1,008,800
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	1,030,000	1,038,683
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	1,075,190
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: FSA)	Aaa/AAA	1,520,000	1,774,919
Santa Fe Educational Facilities, 5.10% due 3/1/2008 (St. John’s College)	NR/BBB+	210,000	210,758
Santa Fe Educational Facilities, 5.40% due 3/1/2017 (St. John’s College)	NR/BBB+	1,215,000	1,218,657
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	65,000	65,116
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	110,000	110,135
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA) (AMT)	NR/NR	100,000	100,984
Taos County GRT, 4.25% due 10/1/2010 (Insured: Radian)	Aa3/NR	1,000,000	1,001,680
Taos County GRT, 4.75% due 10/1/2012 (ETM)	Baa1/NR	1,500,000	1,538,265
Taos Municipal School District 1, 5.00% due 9/1/2008 (Insured: FSA)	Aaa/NR	450,000	456,160
University of New Mexico, 5.25% due 6/1/2013	Aa3/AA	665,000	709,136
University of New Mexico, 5.25% due 6/1/2014	Aa3/AA	335,000	357,234
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,718,329
University of New Mexico, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,287,063
University of New Mexico, 5.25% due 6/1/2016	Aa3/AA	645,000	686,383
University of New Mexico, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,836,430
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,933,259
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,282,320
University of New Mexico, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,059,320
University of New Mexico, 6.00% due 6/1/2021	Aa3/AA	610,000	702,872
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2016 (Insured: FSA & FHA)	Aaa/AAA	2,920,000	3,112,603
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2017 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,122,160
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,111,240
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,152,370
University of New Mexico Hospital Mortgage Bonds, 5.00% due 7/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,151,470
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2020 (Insured: FSA & FHA)	Aaa/AAA	2,310,000	2,417,600
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,109,200
Villa Hermosa Multi Family Housing, 5.85% due 11/20/2016 (Collateralized: GNMA)	NR/AAA	1,105,000	1,127,985

TOTAL INVESTMENTS — 98.60% (cost $195,055,430)			$199,257,543

OTHER ASSETS LESS LIABILITIES — 1.40%			2,823,154

NET ASSETS — 100.00%			$202,080,697

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
LOC	Line of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MFA	Mortgage Finance Authority
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

Certified Annual Report    21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

22    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class A Shares
Actual	$1,000.00	$1,015.00	$4.87
Hypothetical*	$1,000.00	$1,020.23	$4.89
Class D Shares
Actual	$1,000.00	$1,013.70	$6.11
Hypothetical*	$1,000.00	$1,019.00	$6.13
Class I Shares
Actual	$1,000.00	$1,016.70	$3.12
Hypothetical*	$1,000.00	$1,021.97	$3.13

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; D: 1.21%; and I: 0.62%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report    23

INDEX COMPARISON

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New Mexico Intermediate Municipal Fund Class A Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(June 18, 1991 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)	0.76%	2.58%	3.69%	4.87%
D Shares (Incep: 6/1/99)	2.57%	2.71%	N/A	3.55%

FUND ATTRIBUTES

as of September 30, 2007

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 6/18/91)	3.63%	3.17%	$13.10	$13.37
D Shares (Incep: 6/1/99)	3.38%	2.98%	$13.11	$13.11

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. There is no up front sales charge for Class D shares and no contingent deferred sales charge (CDSC).

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

24    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

26    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    27

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to categories of single-state municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to single-state municipal debt mutual fund categories, and in particular to broad-based securities indices, is limited because the Fund’s investment objectives and strategies, as described in its prospectuses, likely will vary from the parameters for selecting investments for other funds and indices, the Fund invests in a relatively small and unique market, and the largely theoretical character of fixed income security indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees

28    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

considered (among other matters) the Fund’s average or below average investment returns over most measuring periods relative to two categories of mutual funds selected by independent mutual fund analyst firms, and the Fund’s favorable performance relative to comparative measures of portfolio volatility and return. The Trustees observed in regard to the two categories considered that the comparability of the categories was limited because of the longer portfolio durations and average maturities of the categories (which favored the performance of the categories in most periods relative to the performance of the shorter duration and average maturity portfolio that the Fund maintained in accordance with its stated strategies), and the unique market niche of the Fund.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of fixed income mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. The Trustees observed that the overall expense ratio of the Fund fell between the median and average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, that the management fee was slightly higher than the average and median fee rates for the same group of funds, and that the difference between the fee rates was not significant in view of its degree. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    29

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

30    This page is not part of the Annual Report

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report    31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

TH080

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg New Mexico Intermediate Municipal Fund

I Shares

Annual Report – September 30, 2007

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online instead of through traditional mail.
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www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Thornburg New Mexico Intermediate Municipal Fund

I Shares – September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

4    Certified Annual Report

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Certified Annual Report    5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

October 18, 2007

Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the Class I shares started and finished at $13.10 per share during the period from inception on February 1, 2007 through September 30, 2007. If you were with us for the entire period, you received dividends of 34.2 cents per share. If you reinvested your dividends, you received 34.6 cents per share.

The past year has been one of the more interesting in recent memory. Municipal bonds traded within a fairly tight trading range until May. Then, as the Federal Reserve raised the targeted Fed Funds rate to 5.0%, the bond market started to worry about an overheated economy and excess inflation. This drove up market yields for bonds by 0.30% to 0.40% and led to a somewhat steeper yield curve. Next, the sordid world of subprime mortgage bonds and derivatives based upon them started to unravel. Though subprime problems didn’t directly affect the municipal bond market, they did set off a panic-stricken flight to quality. As investors piled into Treasury notes and bonds, they drove their yields back down to levels that prevailed toward the beginning of 2007. However, investors mostly bypassed the municipal bond market, leaving rates there relatively unchanged. This created a rare event during which municipal bond yields were extremely attractive relative to Treasury yields. By late summer, ten-year high quality municipal bonds were routinely yielding 90% or more of ten-year Treasury yields, and trades over 100% were occasionally happening.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) were getting wider. Some investors, who had been comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally get compensated for taking incremental credit risk in bonds rated lower than AAA.

Since the end of August, the bond market has been gradually regaining its composure. A calmer, lower volatility environment has helped fuel a renewed appetite for risk. This has led to some retrenchment of the spread widening that occurred in May. It also has led to a wholesale re-pricing of the municipal bond market so that it is no longer extremely attractive relative to the Treasury market. However, credit spreads on most bonds are still wider than they were just a few months ago, and municipal bonds are still somewhat attractive relative to Treasury notes, particularly if you expect marginal tax rates to go up (we do).

The Class I shares of your Fund produced a total return of 2.64% over the period from inception on February 1, 2007 through September 30, 2007, compared to a 3.82% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the last year, intermediate municipal bonds have performed better than longer and shorter maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next eighteen years, so it has significant exposure to shorter and longer term bonds. Since those bonds generally underperformed intermediate bonds and the index, the Fund underperformed the index.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 130 municipal obligations from all over New Mexico. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond matur-

6    Certified Annual Report

ities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing	Cumulative % maturing
2 years = 11.4%	Year 2 = 11.4%

2 to 4 years = 17.4%	Year 4 = 28.8%

4 to 6 years = 12.3%	Year 6 = 41.1%

6 to 8 years = 10.6%	Year 8 = 51.7%

8 to 10 years = 11.2%	Year 10 = 62.9%

10 to 12 years = 12.4%	Year 12 = 75.3%

12 to 14 years = 9.2%	Year 14 = 84.5%

14 to 16 years = 6.7%	Year 16 = 91.2%

16 to 18 years = 3.7%	Year 18 = 94.9%

Over 18 years = 5.1%	Over 18 years = 100.0%

Percentages can and do vary. Data as of 9/30/07.

We were able to take advantage of the late summer market weakness to restructure the Fund somewhat. Early in 2007, the Fund’s ladder was a bit overweighted in the early years. As interest rates rose, we invested primarily in the later years of the Fund’s ladder so that it is now more evenly distributed. Consequently, at fiscal year end (September 30, 2007), the Fund had an average maturity of 7.88 and duration of 4.51 years. We also added incrementally to lower rated investment grade bonds, although we continue to maintain a AA average quality.

Looking forward, we do expect U.S. economic growth to slow from the second quarter’s healthy 3.8% rate. However, consumer spending seems to be holding up well, and exports are surging. These factors, along with new job growth of about 100,000 per month, should keep the U.S. economy out of recession territory. However, the dismal housing sector and the dislocation in financial markets will probably cap future growth at a relatively low rate. This should allow the Fed to continue easing monetary conditions, but with a close eye on what happens to inflation. Market unease about the depreciating dollar and the long-term inflation outlook should keep long-term interest rates from dropping precipitously, which, in turn, should lead to a steeper yield curve going forward. We believe that a steepening yield curve would be advantageous for the laddering style employed by this Fund.

New Mexico state tax revenues grew by 14% in fiscal 2006, allowing the state to build up reserves of $525 million. However, revenue growth is expected to slow to 2% in 2007, and 3.6% in 2008. The slowing is due to a variety of factors, including a depressed housing market, lower income tax rates, and declining prices for natural gas. Expenditures are projected to grow by about 9% in the current fiscal year, which will likely strain state finances. Given these challenges, we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 92% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Certified Annual Report    7

STATEMENT OF ASSETS AND LIABILITIES
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

ASSETS
Investments at value (cost $195,055,430) (Note 2)	$199,257,543
Cash	306,817
Receivable for fund shares sold	354,917
Interest receivable	2,641,946
Prepaid expenses and other assets	843

Total Assets	202,562,066

LIABILITIES
Payable for fund shares redeemed	85,266
Payable to investment advisor and other affiliates (Note 3)	143,029
Accounts payable and accrued expenses	44,104
Dividends payable	208,970

Total Liabilities	481,369

NET ASSETS	$202,080,697

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(19,279)
Net unrealized appreciation on investments	4,202,113
Accumulated net realized gain (loss)	(1,223,023)
Net capital paid in on shares of beneficial interest	199,120,886

$202,080,697

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($169,130,447 applicable to 12,906,718 shares of beneficial interest outstanding—Note 4)	$13.10
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.37

Class D Shares:
Net asset value, offering and redemption price per share ($13,523,507 applicable to 1,031,528 shares of beneficial interest outstanding—Note 4)	$13.11

Class I Shares:
Net asset value, offering and redemption price per share ($19,426,743 applicable to 1,482,965 shares of beneficial interest outstanding—Note 4)	$13.10

See notes to financial statements.

8    Certified Annual Report

STATEMENT OF OPERATIONS
Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Interest income (net of premium amortized of $882,872)	$9,246,006

EXPENSES:
Investment advisory fees (Note 3)	1,021,738
Administration fees (Note 3)
Class A Shares	222,042
Class D Shares	18,220
Class I Shares	6,069
Distribution and service fees (Note 3)
Class A Shares	444,085
Class D Shares	146,139
Transfer agent fees
Class A Shares	71,747
Class D Shares	11,170
Class I Shares	1,685
Registration and filing fees
Class A Shares	525
Class D Shares	524
Class I Shares	366
Custodian fees (Note 3)	70,149
Professional fees	25,069
Accounting fees	8,470
Trustee fees	3,594
Other expenses	24,218

Total Expenses	2,075,810
Less:
Expenses reimbursed by investment advisor (Note 3)	(5,567)
Distribution fees waived (Note 3)	(73,070)
Fees paid indirectly (Note 3)	(14,004)

Net Expenses	1,983,169

Net Investment Income	7,262,837

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	54,061
Net change in unrealized appreciation (depreciation) of investments	(1,563,489)

Net Realized and Unrealized Loss on Investments	(1,509,428)

Net Increase in Net Assets Resulting From Operations	$5,753,409

See notes to financial statements.

Certified Annual Report    9

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$7,262,837	$7,473,632
Net realized gain (loss) on investments	54,061	(175,714)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(1,563,489)	(409,024)

Net Increase (Decrease) in Net Assets
Resulting from Operations	5,753,409	6,888,894
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,302,393)	(6,995,117)
Class D Shares	(480,929)	(478,515)
Class I Shares	(479,515)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(25,600,468)	(15,627,535)
Class D Shares	(500,141)	(4,424,114)
Class I Shares	19,414,839	—

Net Decrease in Net Assets	(8,195,198)	(20,636,387)
NET ASSETS:
Beginning of year	210,275,895	230,912,282

End of year	$202,080,697	$210,275,895

See notes to financial statements.

10    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The secondary objective of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class D, and Class I shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the

Certified Annual Report    11

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $5,567 for Class D shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $3,733 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $73,070 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $14,004. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year ended September 30, 2007		Year ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,480,808	$19,422,034	1,491,269	$19,550,483
Shares issued to shareholders in reinvestment of dividends	285,590	3,745,888	309,029	4,047,693
Shares repurchased	(3,721,960)	(48,768,390)	(2,999,545)	(39,225,711)

Net Increase (Decrease)	(1,955,562)	$(25,600,468)	(1,199,247)	$(15,627,535)

Class D Shares
Shares sold	421,403	$5,522,652	227,791	$2,980,463
Shares issued to shareholders in reinvestment of dividends	27,641	362,701	27,090	355,077
Shares repurchased	(486,230)	(6,385,494)	(590,696)	(7,759,654)

Net Increase (Decrease)	(37,186)	$(500,141)	(335,815)	$(4,424,114)

Class I Shares*
Shares sold	1,771,412	$23,191,290	—	$—
Shares issued to shareholders in reinvestment of dividends	35,158	459,669	—	—
Shares repurchased	(323,605)	(4,236,120)	—	—

Net Increase (Decrease)	1,482,965	$19,414,839	—	$—

*	Effective date of Class I shares was February 1, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $34,599,057 and $39,617,145, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$195,054,985

Gross unrealized appreciation on a tax basis	$4,318,790
Gross unrealized depreciation on a tax basis	(116,232)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,202,558

At September 30, 2007, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2008	$595,638
2009	320,666
2011	145,437
2013	255
2014	49,136
2015	112,336

$1,223,468

During the year ended September 30, 2007, $33,677 of capital loss carry forwards from prior years expired.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized loss by $33,781, increased over-distributed net investment income by $4,617 and decreased net paid in capital paid in on shares of beneficial interest by $29,164. Reclassifications result primarily from an expired capital loss carry forwards and taxable market discount.

All dividends paid by the Fund for the years ended September 30, 2007 and September 30, 2006, represent tax exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14    Certified Annual Report

FINANCIAL HIGHLIGHTS
Thornburg New Mexico Intermediate Municipal Fund

	Period ended September 30, 2007(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.10

Income from investment operations:
Net investment income	0.34
Net realized and unrealized gain (loss) on investments	0.00

Total from investment operations	0.34
Less dividends from:
Net investment income	(0.34)

Change in net asset value	0.00
NET ASSET VALUE, end of period	$13.10

RATIOS/SUPPLEMENTAL DATA
Total return(a)	2.64%
Ratios to average net assets:
Net investment income	3.95	%(b)
Expenses, after expense reductions	0.63	%(b)
Expenses, after expense reductions and net of custody credits	0.62	%(b)
Expenses, before expense reductions	0.63	%(b)
Portfolio turnover rate	17.38%
Net assets at end of period (000)	$19,427

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I shares was February 1, 2007.

See notes to the financial statements.

Certified Annual Report    15

SCHEDULE OF INVESTMENTS
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

CUSIPS: CLASS A – 885-215-301, CLASS D – 885-215-624, CLASS I – 885-215-285

NASDAQ SYMBOLS: CLASS A – THNMX, CLASS D – THNDX, CLASS I – THNIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Alamogordo Hospital, 5.30% due 1/1/2013 (Insured: Radian)	NR/AA	$3,000,000	$3,007,080
Albuquerque GRT, 0% due 7/1/2012 pre-refunded 7/1/2011	Aaa/AAA	1,775,000	1,483,190
Albuquerque GRT, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	225,000	187,799
Albuquerque Industrial, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	1,170,000	1,211,816
Albuquerque Industrial, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	2,140,000	2,218,367
Albuquerque Joint Water & Sewage, 0% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,600,000	1,557,056
Albuquerque Joint Water & Sewage Systems, 4.75% due 7/1/2008	Aa2/AA	60,000	60,056
Albuquerque Municipal School District 12, 5.10% due 8/1/2014 pre-refunded 8/1/2008	Aa2/AA	760,000	770,154
Albuquerque Municipal School District 12, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,216,748
Albuquerque Refuse Removal & Disposal, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	415,000	430,878
Belen Gasoline Tax Improvement, 5.40% due 1/1/2011	NR/NR	585,000	588,446
Bernalillo County GRT, 5.50% due 10/1/2011 pre-refunded 10/01/2009	Aa3/AAA	495,000	514,231
Bernalillo County GRT, 5.25% due 10/1/2012	Aa3/AAA	1,000,000	1,076,420
Bernalillo County GRT, 5.75% due 10/1/2015 pre-refunded 10/01/2009	Aa3/AAA	2,000,000	2,087,320
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: MBIA)	Aaa/AAA	3,000,000	3,213,480
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	Aaa/AAA	3,170,000	3,507,922
Chaves County GRT, 5.00% due 7/1/2017 (Insured: FGIC)	Aaa/NR	1,000,000	1,011,520
Chaves County GRT, 5.05% due 7/1/2019 (Insured: FGIC)	Aaa/NR	735,000	743,805
Cibola County GRT, 5.875% due 11/1/2008 (Insured: AMBAC) (ETM)	Aaa/AAA	495,000	507,627
Cibola County GRT, 6.00% due 11/1/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	555,000	594,627
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	A3/NR	1,035,000	1,079,464
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	A3/NR	570,000	588,650
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	A3/NR	645,000	663,486
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	A3/NR	2,325,000	2,356,899
Farmington PCR, 4.06% due 5/1/2024 put 10/1/2007 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	600,000	600,000
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	6,095,000	6,389,084
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,535,866
Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	Aaa/AAA	2,060,000	2,195,569
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	Aaa/AAA	3,540,000	3,764,330
Grant County Hospital Facility, 5.50% due 8/1/2009 (Gila Regional Medical Center; Insured: Radian)	NR/AA	1,310,000	1,342,252
Grant County Hospital Facility, 5.50% due 8/1/2010 (Gila Regional Medical Center; Insured: Radian)	NR/AA	1,385,000	1,437,741
Las Cruces School District 2 GO, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,033,690
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: FSA)	Aaa/AAA	1,265,000	1,354,941
New Mexico Educational Assistance Foundation, 4.95% due 3/1/2009 (Guaranteed: Student Loans) (AMT)	Aaa/NR	2,000,000	2,033,280
New Mexico Finance Authority, 5.15% due 6/1/2012 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	255,000	261,273
New Mexico Finance Authority, 5.25% due 6/1/2013 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	133,407
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	Aaa/NR	2,280,000	2,440,968
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	2,660,000	2,835,693
New Mexico Finance Authority, 5.35% due 6/1/2014 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	133,617
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,086,080
New Mexico Finance Authority, 5.45% due 6/1/2015 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	145,000	149,267
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	Aaa/NR	2,360,000	2,551,136
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	Aaa/NR	2,915,000	3,106,661
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: MBIA)	Aaa/NR	1,215,000	1,287,438
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,059,090
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: MBIA)	Aaa/AAA	1,625,000	1,721,021
New Mexico Finance Authority, 5.00% due 6/15/2020 (Revolving Fund F; Insured: MBIA)	Aaa/NR	1,395,000	1,471,558
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: MBIA)	Aaa/AAA	1,300,000	1,372,618
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: MBIA)	Aaa/AAA	7,000,000	7,345,590

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico Finance Authority Court Facilities Fee, 5.50% due 6/15/2020 pre-refunded 6/15/2011 (Insured: MBIA)	Aaa/AAA	$2,000,000	$2,132,320
New Mexico Finance Authority State Office Building Tax, 5.00% due 6/1/2014 pre-refunded 6/1/2011	Aa1/AAA	1,875,000	1,967,156
New Mexico Finance Authority State Transportation, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	2,100,000	2,264,892
New Mexico Highway Commission Senior Tax, 5.50% due 6/15/2013 pre-refunded 6/15/2011	Aa2/AAA	2,000,000	2,132,320
New Mexico Highway Commission Senior Tax, 5.50% due 6/15/2014	Aa2/AAA	2,000,000	2,125,160
New Mexico Highway Commission Tax, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AAA	5,000,000	5,204,350
New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 pre-refunded 12/1/2007 (Catholic Health Initiatives)	NR/AA	1,140,000	1,154,261
New Mexico Hospital Equipment Loan, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare)	Aa3/AA-	5,205,000	5,644,354
New Mexico Housing Authority Region III Multi Family Housing, 5.30% due 12/1/2022 (Senior El Paseo Apartments; Insured: AMBAC)	Aaa/AAA	1,100,000	1,117,809
New Mexico MFA Forward Mortgage, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/AAA	165,000	168,810
New Mexico MFA General, 5.80% due 9/1/2019 pre-refunded 9/1/2009	NR/AAA	775,000	807,589
New Mexico MFA Multi Family, 5.05% due 9/1/2027 (St. Anthony; Insured: FHA)	NR/AAA	890,000	892,029
New Mexico MFA Multi Family, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA)	NR/AAA	2,335,000	2,457,774
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments; Collateralized: FNMA)	Aaa/NR	1,000,000	1,024,160
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments; Collateralized: FNMA)	Aaa/NR	1,910,000	1,956,146
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments; Collateralized: FNMA)	Aaa/NR	2,785,000	2,852,286
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)	NR/AAA	80,000	80,582
New Mexico MFA SFMR, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	150,000	154,730
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	205,000	206,503
New Mexico MFA SFMR, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	65,000	65,598
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank)	NR/AAA	250,000	223,317
New Mexico MFA SFMR, 5.875% due 9/1/2020 (AMT)	NR/AAA	230,000	233,388
New Mexico MFA SFMR, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	425,000	428,362
New Mexico MFA SFMR, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	260,000	271,216
New Mexico State Highway Commission Infrastructure C, 5.00% due 6/15/2012 (ETM)	Aa2/AAA	1,000,000	1,059,700
New Mexico State Highway Commission Tax, 5.00% due 6/15/2010 (ETM)	Aa2/AAA	255,000	264,540
New Mexico State Highway Commission Tax, 5.00% due 6/15/2010	Aa2/AAA	245,000	254,359
New Mexico State Highway Commission Tax, 5.125% due 6/15/2010 pre-refunded 6/15/2008	Aa2/AAA	660,000	667,603
New Mexico State Highway Commission Tax, 5.125% due 6/15/2010	Aa2/AAA	3,695,000	3,734,426
New Mexico State Hospital Equipment Loan Council Hospital, 4.80% due 8/1/2010 (Presbyterian Healthcare)	Aa3/AA-	500,000	513,865
New Mexico State Hospital Equipment Loan St. Vincent Hospital, 5.00% due 7/1/2017 (Insured: Radian)	Aa3/AA	1,730,000	1,771,209
New Mexico State Hospital Equipment Loan St. Vincent Hospital, 5.00% due 7/1/2019 (Insured: Radian)	Aa3/AA	1,000,000	1,017,290
New Mexico State Hospital Equipment Loan St. Vincent Hospital, 5.00% due 7/1/2021 (Insured: Radian)	Aa3/AA	1,185,000	1,197,822
New Mexico State Hospital Equipment Loan St. Vincent Hospital, 5.25% due 7/1/2025 (Insured: Radian)	Aa3/AA	1,000,000	1,014,550
New Mexico State University Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,069,390
New Mexico Supplemental Severance, 5.00% due 7/1/2008	Aa3/AA-	5,000,000	5,005,650
Puerto Rico Public Buildings Authority Government Facilities, 5.25% due 7/1/2019 (Insured: XLCA)	Aaa/AAA	1,000,000	1,110,820
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: FGIC)	Aaa/AAA	955,000	1,028,487
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: FGIC)	Aaa/AAA	555,000	597,113
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: FGIC)	Aaa/AAA	1,000,000	1,047,290
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	A1/NR	400,000	427,316

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	A1/NR	$1,725,000	$1,799,071
San Juan County GRT, 5.30% due 9/15/2009	A1/NR	215,000	219,158
San Juan County GRT, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	1,225,000	1,318,921
San Juan County GRT, 5.50% due 9/15/2016 (Insured: AMBAC)	Aaa/AAA	1,180,000	1,269,184
San Juan County GRT, 5.75% due 9/15/2021 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,088,980
Sandoval County Incentive Payment, 5.75% due 2/1/2010 (Intel Corp.)	NR/A+	535,000	538,199
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	NR/A+	4,390,000	4,588,823
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,498,853
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,416,368
Santa Fe County, 9.00% due 1/1/2008 (Office & Training Facilities) (ETM)	Aaa/NR	626,000	634,626
Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)	Aaa/NR	785,000	785,887
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	NR/BBB-	1,250,000	1,267,837
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	NR/BBB-	1,835,000	1,836,119
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	1,780,000	1,853,443
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,000,000	1,008,800
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	1,030,000	1,038,683
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	1,075,190
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: FSA)	Aaa/AAA	1,520,000	1,774,919
Santa Fe Educational Facilities, 5.10% due 3/1/2008 (St. John’s College)	NR/BBB+	210,000	210,758
Santa Fe Educational Facilities, 5.40% due 3/1/2017 (St. John’s College)	NR/BBB+	1,215,000	1,218,657
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	65,000	65,116
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	110,000	110,135
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA) (AMT)	NR/NR	100,000	100,984
Taos County GRT, 4.25% due 10/1/2010 (Insured: Radian)	Aa3/NR	1,000,000	1,001,680
Taos County GRT, 4.75% due 10/1/2012 (ETM)	Baa1/NR	1,500,000	1,538,265
Taos Municipal School District 1, 5.00% due 9/1/2008 (Insured: FSA)	Aaa/NR	450,000	456,160
University of New Mexico, 5.25% due 6/1/2013	Aa3/AA	665,000	709,136
University of New Mexico, 5.25% due 6/1/2014	Aa3/AA	335,000	357,234
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,718,329
University of New Mexico, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,287,063
University of New Mexico, 5.25% due 6/1/2016	Aa3/AA	645,000	686,383
University of New Mexico, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,836,430
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,933,259
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,282,320
University of New Mexico, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,059,320
University of New Mexico, 6.00% due 6/1/2021	Aa3/AA	610,000	702,872
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2016 (Insured: FSA & FHA)	Aaa/AAA	2,920,000	3,112,603
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2017 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,122,160
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,111,240
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,152,370
University of New Mexico Hospital Mortgage Bonds, 5.00% due 7/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,151,470
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2020 (Insured: FSA & FHA)	Aaa/AAA	2,310,000	2,417,600
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,109,200
Villa Hermosa Multi Family Housing, 5.85% due 11/20/2016 (Collateralized: GNMA)	NR/AAA	1,105,000	1,127,985

TOTAL INVESTMENTS — 98.60% (Cost $ 195,055,430)			$199,257,543
OTHER ASSETS LESS LIABILITIES — 1.40%			2,823,154

NET ASSETS — 100.00%			$202,080,697

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
LOC	Line of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MFA	Mortgage Finance Authority
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

Certified Annual Report    19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Class I Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the Class I shares for the period from February 1, 2007 to September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

20    Certified Annual Report

EXPENSE EXAMPLE
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class I Shares
Actual	$1,000.00	$1,016.70	$3.12
Hypothetical*	$1,000.00	$1,021.97	$3.13

†	Expenses are equal to the annualized expense ratio for Class I shares (0.62%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report    21

INDEX COMPARISON
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New Mexico Intermediate Municipal Fund Class I Total Returns,

versus Merrill Lynch 7-12 Year Municipal Bond Index

(February 1, 2007 to September 30, 2007)*

*	Hypothetical chart is based on daily performance of the fund and index.

AVERAGE ANNUAL TOTAL RETURNS (Not Annualized)

For the periods ended September 30, 2007

Since Inception
I Shares (Incep: 2/1/07)	2.64%

FUND ATTRIBUTES

as of September 30, 2007

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 2/1/07)	3.98%	3.59%	$13.10	$13.10

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

22    Certified Annual Report

TRUSTEES AND OFFICERS
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    23

TRUSTEES AND OFFICERS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

24    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    25

OTHER INFORMATION
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to categories of single-state municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to single-state municipal debt mutual fund categories, and in particular to broad-based securities indices, is limited because the Fund’s investment objectives and strategies, as described in its prospectuses, likely will vary from the parameters for selecting investments for other funds and indices, the Fund invests in a relatively small and unique market, and the largely theoretical character of fixed income security indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees

26    Certified Annual Report

OTHER INFORMATION, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2007 (Unaudited)

considered (among other matters) the Fund’s average or below average investment returns over most measuring periods relative to two categories of mutual funds selected by independent mutual fund analyst firms, and the Fund’s favorable performance relative to comparative measures of portfolio volatility and return. The Trustees observed in regard to the two categories considered that the comparability of the categories was limited because of the longer portfolio durations and average maturities of the categories (which favored the performance of the categories in most periods relative to the performance of the shorter duration and average maturity portfolio that the Fund maintained in accordance with its stated strategies), and the unique market niche of the Fund.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of fixed income mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. The Trustees observed that the overall expense ratio of the Fund fell between the median and average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, that the management fee was slightly higher than the average and median fee rates for the same group of funds, and that the difference between the fee rates was not significant in view of its degree. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms.

The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    27

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

28    This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.     29

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg New York Intermediate Municipal Fund

Annual Report – September 30, 2007

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg New York Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Thornburg New York Intermediate Municipal Fund

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 2.00%.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio managers and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

4    Certified Annual Report

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Certified Annual Report    5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager	October 18, 2007
Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 8 cents per share to $12.30 during the twelve months ended September 30, 2007. If you were with us for the entire period, you received dividends of 45.9 cents per share. If you reinvested your dividends, you received 46.7 cents per share.

The past year has been one of the more interesting in recent memory. Municipal bonds traded within a fairly tight trading range until May. Then, as the Federal Reserve raised the targeted Fed Funds rate to 5.0%, the bond market started to worry about an overheated economy and excess inflation. This drove up market yields for bonds by 0.30% to 0.40% and led to a somewhat steeper yield curve. Next, the sordid world of subprime mortgage bonds and derivatives based upon them started to unravel. Though subprime problems didn’t directly affect the municipal bond market, they did set off a panic-stricken flight to quality. As investors piled into Treasury notes and bonds, they drove their yields back down to levels that prevailed toward the beginning of 2007. However, investors mostly bypassed the municipal bond market, leaving rates there relatively unchanged. This created a rare event during which municipal bond yields were extremely attractive relative to Treasury yields. By late summer, ten-year high quality municipal bonds were routinely yielding 90% or more of ten-year Treasury yields, and trades over 100% were occasionally happening.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) were getting wider. Some investors, who had been comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally get compensated for taking incremental credit risk in bonds rated lower than AAA.

Since the end of August, the bond market has been gradually regaining its composure. A calmer, lower volatility environment has helped fuel a renewed appetite for risk. This has led to some retrenchment of the spread widening that occurred in May. It also has led to a wholesale re-pricing of the municipal bond market so that it is no longer extremely attractive relative to the Treasury market. However, credit spreads on most bonds are still wider than they were just a few months ago, and municipal bonds are still somewhat attractive relative to Treasury notes, particularly if you expect marginal tax rates to go up (we do).

The Class A shares of your Fund produced a total return of 3.13% over the twelve-month period ended September 30, 2007, compared to a 3.82% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the last year, intermediate municipal bonds have performed better than longer and shorter maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next eighteen years, so it has significant exposure to shorter and longer term bonds. Since those bonds generally underperformed intermediate bonds and the Index, the Fund underperformed the Index.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of over 35 municipal obligations from all over New York. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming

6    Certified Annual Report

years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of the late summer market weakness to restructure the Fund somewhat. Early in 2007, the Fund’s ladder was a bit overweighted in the early years. As interest rates rose, we invested primarily in the later years of the Fund’s ladder so that it is now more evenly distributed. Consequently, at fiscal year end (September 30, 2007), the Fund had an average maturity of 7.5 and duration of 4.15 years. We also added incrementally to lower rated investment grade bonds, although we continue to maintain a AA average quality.

% of portfolio maturing			Cumulative % maturing
2 years	=	16.0%	Year 2	=	16.0%
2 to 4 years	=	12.5%	Year 4	=	28.5%
4 to 6 years	=	9.7%	Year 6	=	38.2%
6 to 8 years	=	12.9%	Year 8	=	51.1%
8 to 10 years	=	8.9%	Year 10	=	60.0%
10 to 12 years	=	16.3%	Year 12	=	76.3%
12 to 14 years	=	8.2%	Year 14	=	84.5%
14 to 16 years	=	6.5%	Year 16	=	91.0%
16 to 18 years	=	3.2%	Year 18	=	94.2%
Over 18 years	=	5.8%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 9/30/07.

Looking forward, we do expect U.S. economic growth to slow from the second quarter’s healthy 3.8% rate. However, consumer spending seems to be holding up well, and exports are surging. These factors, along with new job growth of about 100,000 per month, should keep the U.S. economy out of recession territory. However, the dismal housing sector and the dislocation in financial markets will probably cap future growth at a relatively low rate. This should allow the Fed to continue easing monetary conditions, but with a close eye on what happens to inflation. Market unease about the depreciating dollar and the long-term inflation outlook should keep long-term interest rates from dropping precipitously, which, in turn, should lead to a steeper yield curve going forward. We believe that a steepening yield curve would be advantageous for the laddering style employed by this Fund.

The state of New York has enjoyed three straight years of double digit tax revenue growth. The 2007 fiscal year closed with a $1.5 billion surplus, allowing the state to build reserves to $3.6 billion. Tax revenues are forecasted to grow 7.8% in fiscal 2008; however recent turbulence in the financial markets could negatively impact this growth. Between weakness in the housing market and large losses on Wall Street, revenue projections may be hard to meet. Debt levels are stable, but well above average. Given these challenges, we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 97% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Certified Annual Report    7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2007

ASSETS
Investments at value (cost $31,972,223) (Note 2)	$32,646,627
Cash	124,774
Receivable for fund shares sold	1,309
Interest receivable	325,707
Prepaid expenses and other assets	567

Total Assets	33,098,984

LIABILITIES
Payable for fund shares redeemed	7,529
Payable to investment advisor and other affiliates (Note 3)	21,071
Accounts payable and accrued expenses	23,995
Dividends payable	30,186

Total Liabilities	82,781

NET ASSETS	$33,016,203

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(14,300)
Net unrealized appreciation on investments	674,404
Accumulated net realized gain (loss)	(49,255)
Net capital paid in on shares of beneficial interest	32,405,354

$33,016,203

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($33,016,203 applicable to 2,684,774 shares of beneficial interest outstanding - Note 4)	$12.30
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.55

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Interest income (net of premium amortized of $138,454)	$1,578,356

EXPENSES:
Investment advisory fees (Note 3)	166,982
Administration fees (Note 3)	41,745
Distribution and service fees (Note 3)	83,491
Transfer agent fees	27,562
Registration and filing fees	292
Custodian fees (Note 3)	18,707
Professional fees	22,445
Accounting fees	1,368
Trustee fees	488
Other expenses	7,475

Total Expenses	370,555
Less:
Management fees waived by investment advisor (Note 3)	(32,356)
Fees paid indirectly (Note 3)	(7,575)

Net Expenses	330,624

Net Investment Income	1,247,732

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	22,961
Net change in unrealized appreciation (depreciation) of investments	(275,765)

Net Realized and Unrealized Loss on Investments	(252,804)

Net Increase in Net Assets Resulting From Operations	$994,928

See notes to financial statements.

Certified Annual Report    9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,247,732	$1,387,236
Net realized gain (loss) on investments	22,961	(3,826)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(275,765)	(221,552)

Net Increase (Decrease) in Net Assets Resulting from Operations	994,928	1,161,858
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,247,732)	(1,387,236)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(1,580,052)	(6,301,037)

Net Decrease in Net Assets	(1,832,856)	(6,526,415)
NET ASSETS:
Beginning of year	34,849,059	41,375,474

End of year	$33,016,203	$34,849,059

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

Certified Annual Report    11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2007

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2007, the Advisor voluntarily waived investment advisory fees of $32,356. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $39 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $7,575. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	455,331	$5,595,138	249,857	$3,077,469
Shares issued to shareholders in reinvestment of dividends	70,407	865,914	74,036	911,749
Shares repurchased	(656,314)	(8,041,104)	(835,675)	(10,290,255)

Net Increase (Decrease)	(130,576)	$(1,580,052)	(511,782)	$(6,301,037)

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2007

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $4,843,705 and $8,017,069, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$31,972,223

Gross unrealized appreciation on a tax basis	$674,404
Gross unrealized depreciation on a tax basis	—

Net unrealized appreciation (depreciation) on investments (tax basis)	$674,404

At September 30, 2007, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2007, the Fund had tax basis capital losses of $49,255, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses will expire September 30, 2014.

The Fund utilized $20,985 of its loss carry forward during the year ended September 30, 2007. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

All dividends paid by the Fund for the year ended September 30, 2007 and September 30, 2006, represent exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized loss by $827, increased net capital paid in on shares of beneficial interest by $1,943, and increased over-distributed net investment income by $2,770. Reclassifications result primarily from market discount amortization.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Annual Report    13

FINANCIAL HIGHLIGHTS

Thornburg New York Intermediate Municipal Fund

	Year Ended Sept. 30,			3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class A Shares:	2007	2006	2005			2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.38	$12.44	$12.64	$12.46		$12.86	$12.63

Income from investment operations:
Net investment income	0.46	0.45	0.42	0.10		0.45	0.51
Net realized and unrealized gain (loss) on investments	(0.08)	(0.06)	(0.20)	0.18		(0.40)	0.25

Total from investment operations	0.38	0.39	0.22	0.28		0.05	0.76

Less dividends from:
Net investment income	(0.46)	(0.45)	(0.42)	(0.10)		(0.45)	(0.51)
Realized capital gains	—	—	—	—		—	(0.02)

Total distributions	(0.46)	(0.45)	(0.42)	(0.10)		(0.45)	(0.53)

Change in net asset value	(0.08)	(0.06)	(0.20)	0.18		(0.40)	0.23
NET ASSET VALUE, end of period	$12.30	$12.38	$12.44	$12.64		$12.46	$12.86

RATIOS/SUPPLEMENTAL DATA
Total return(a)	3.13%	3.23%	1.73%	2.26%		0.36%	6.16%
Ratios to average net assets:
Net investment income	3.74%	3.66%	3.31%	3.19	%(b)	3.51%	4.02%
Expenses, after expense reductions	1.01%	1.01%	1.00%	0.99	%(b)	0.99%	0.93%
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99%	0.99	%(b)	0.99%	0.93%
Expenses, before expense reductions	1.11%	1.11%	1.12%	1.18	%(b)	1.11%	1.10%
Portfolio turnover rate	14.91%	15.38%	28.70%	4.27%		13.46%	15.57%
Net assets at end of period (000)	$33,016	$34,849	$41,375	$45,543		$42,551	$39,764

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

See notes to the financial statements.

14    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-665

NASDAQ SYMBOLS: CLASS A - THNYX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Amherst Industrial Development Agency Civic Facility, 5.75% due 4/1/2015 (Insured: ACA)	NR/A	$465,000	$486,934
Dutchess County Industrial Development Agency, 5.00% due 8/1/2021 (Bard College)	A3/NR	1,100,000	1,152,195
Hempstead Industrial Development Agency Resource Recovery, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel)	Baa3/BB+	1,000,000	1,013,010
Metropolitan Transitional Authority, 4.06% due 11/1/2026 put 10/1/2007 (LOC: BNP Paribas) (daily demand notes)	VMIG1/A-1+	600,000	600,000
Monroe County Industrial Development Agency, 6.45% due 2/1/2014 (DePaul Community Facility; Insured: SONYMA)	Aa1/NR	725,000	731,308
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	530,000	563,348
New York, 6.75% due 2/1/2009 (Insured: MBIA-IBC)	Aaa/AAA	950,000	990,062
New York, 5.00% due 8/1/2018	Aa3/AA	1,000,000	1,057,450
New York, 3.89% due 8/15/2018 put 10/1/2007 (Insured: AMBAC) (daily demand notes)	VMIG1/A-1+	1,000,000	1,000,000
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (ETM)	Aaa/AAA	1,000,000	1,039,630
New York City Transitional Finance Authority, 5.00% due 11/1/2020	Aa1/AAA	1,000,000	1,058,170
New York City Transitional Finance Authority, 5.25% due 8/1/2016
(Insured: AMBAC)	Aaa/AAA	1,000,000	1,069,910
New York City Transitional Finance Authority, 3.91% due 8/1/2031 put 10/1/2007 (Insured: Citibank N.A.) (daily demand notes)	VMIG1/A-1+	100,000	100,000
New York City Trust Cultural Resources, 5.75% due 7/1/2014 (Museum of American Folk Art; Insured: ACA)	NR/A	920,000	973,056
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,081,830
New York Dormitory Authority, 5.25% due 7/1/2010 (D’Youville College; Insured: Radian)	NR/AA	350,000	361,018
New York Dormitory Authority, 5.25% due 7/1/2011 (D’Youville College; Insured: Radian)	NR/AA	370,000	385,048
New York Dormitory Authority, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center; Insured: SONYMA)	Aa1/NR	1,000,000	1,057,770
New York Dormitory Authority Lease, 5.25% due 8/15/2013 (Master Boces; Insured: FSA)	Aaa/AAA	1,000,000	1,053,290
New York Dormitory Authority Mental Health Services, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Insured: MBIA)	Aaa/AAA	1,085,000	1,162,653
New York Dormitory Authority Mental Health Services Facilities Improvement, 5.00% due 2/15/2015 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,610,340
New York Environmental Facilities Corp. PCR Water, 6.875% due 6/15/2014 (State Revolving Fund)	Aaa/AAA	400,000	401,056
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B Hucles Nursing Home; Insured: SONYMA)	Aa1/NR	400,000	430,204
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B Hucles Nursing Home; Insured: SONYMA)	Aa1/NR	1,000,000	1,041,680
New York State Dormitory Authority Health Quest Systems, 5.25% due 7/1/2027 (Insured: Assured Guaranty)	Aaa/AAA	500,000	526,895
New York State Dormitory Authority Personal Income Tax, 5.50% due 3/15/2012	Aa3/AAA	1,000,000	1,078,800
New York State Dormitory Authority Personal Income Tax, 5.00% due 3/15/2019 (Insured: FSA)	Aaa/AAA	1,000,000	1,060,030
New York State Thruway Authority General, 5.00% due 1/1/2018 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,063,480
New York State Thruway Authority Highway & Bridge Trust Fund, 5.00% due 4/1/2022	NR/AA	1,000,000	1,061,460
New York Urban Development Corp. Correctional Facilities, 0% due 1/1/2008	A1/AA-	2,000,000	1,981,360
Newark Wayne Community Hospital, 5.875% due 1/15/2033 (Insured: AMBAC)	Aaa/AAA	1,355,000	1,357,304
Oneida County Industrial Development Agency, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	375,000	390,851
Oneida County Industrial Development Agency, 6.10% due 6/1/2020 (Civic Facility Presbyterian Home; LOC: HSBC Bank USA)	Aa2/NR	450,000	474,363
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: FSA)	Aaa/AAA	1,000,000	1,062,440
Port Chester Industrial Development Agency, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation; Collateralized: FNMA)	NR/AAA	750,000	776,423

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Puerto Rico Electric Power Authority, 5.375% due 7/1/2017 (Insured: XLCA)	Aaa/AAA	$1,045,000	$1,170,849
Utica Industrial Development Agency Civic Facility, 5.25% due 7/15/2016 (Munson Williams Proctor Institute)	A1/NR	210,000	222,410

TOTAL INVESTMENTS — 98.88% (Cost $31,972,223)			$32,646,627
OTHER ASSETS LESS LIABILITIES — 1.12%			369,576

NET ASSETS — 100.00%			$33,016,203

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
LOC	Line of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

16    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

Certified Annual Report    17

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class A Shares
Actual	$1,000.00	$1,017.20	$5.01
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for Class A shares (0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18    Certified Annual Report

INDEX COMPARISON

Thornburg New York Intermediate Municipal Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg new York Intermediate Municipal Fund Class A Total Returns,

versus Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(September 5, 1997 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)	1.09%	2.29%	3.92%	3.97%

FUND ATTRIBUTES

as of September 30, 2007

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 9/5/97)	3.71%	2.94%	$12.30	$12.55

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charge. Class A shares are sold with a maximum sales charge of 2.00%

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Certified Annual Report    19

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

20    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report    21

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

22    Certified Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, The Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees recalled their observations that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectus, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) that the Fund’s total returns in most periods had trailed the average returns for the two

Certified Annual Report    23

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2007 (Unaudited)

mutual fund categories reviewed, but that the two categories were comprised of funds maintaining longer average portfolio maturities and durations than the Fund (which generally favored the funds comprising those categories relative to the Fund in those periods), and that the Fund’s relative performance had improved in recent periods as market factors (including particularly changes in interest rates) had favored the Fund’s stated strategies.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of fees, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of New York municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund, after the Advisor’s waiver of a portion of the fee, was lower than the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was comparable to the average and higher to a small degree than the median expense ratios for the same fund group. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectus, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

24    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report    25

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

26    This page is not part of the Annual Report

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary goal, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of normally less than five years.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of normally less than five years.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2    This page is not part of the Annual Report.

Thornburg Limited Term Income Funds

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 1.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no up-front sales charge for Class I or Class R3 shares.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ Prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of September 30, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

4    Certified Annual Report

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield. A 1% change =100 basis points (bps).

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Average Maturity – The average maturity is the stated or dollar-weighted average, which describes the relationship between the price of a portfolio’s various stocks and their average earnings per share.

S&P 500 Index – The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

Dow Jones Industrial Average – The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded “blue chip” stocks, primarily industrials, but includes financials and other service-oriented companies. The components, which change from time to time, represent between 15% and 20% of the market value of NYSE stocks.

Certified Annual Report    5

Letter to Shareholders

Jason Brady, CFA Portfolio Manager

October 16, 2007

Dear Thornburg Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the year ended September 30, 2007. The net asset value of a Class A share of the Thornburg Limited Term U.S. Government Fund increased 22 cents per share in the period to $12.97. If you were invested for the entire period, you received dividends of 41.0 cents per share. If you reinvested your dividends, you received 41.6 cents per share. Investors who owned Class C shares received 37.9 and 38.4 cents per share, respectively. The net asset value of a Class A share of the Thornburg Limited Term Income Fund increased 3 cents per share in the period to $12.40. If you were invested for the entire period, you received dividends of 50.6 cents per share. If you reinvested your dividends, you received 51.6 cents per share. Investors who owned Class C shares received 47.5 and 48.3 cents per share respectively. Please examine the accompanying exhibits for more detailed information and history.

The yield on U.S. Treasuries was volatile over the course of the past year, with a major change in the shape of the yield curve being a significant driver of U.S. dollar denominated bond returns. The two-year U.S. Treasury moved from a 4.69% yield to a 3.99% yield over the course of the past year, while the ten-year U.S. Treasury moved from a 4.63% yield to a 4.59% yield. As you can see, relatively, front end securities moved much lower in yield than longer term securities. This “dis-inversion” of the yield curve was primarily the result of a slowing in the U.S. economy and the corresponding actions of the Federal Reserve to lower the Fed Funds rate. The Federal Reserve Open Market Committee (FOMC) had kept the Fed Funds rate unchanged at 5.25% from June 2006 through September 18, 2007, when they lowered the rate to 4.75%. That change in policy was largely due to a significant dislocation of global credit markets. Credit spreads (the additional yield the market requires for investing in risky securities versus credit risk-less U.S. Treasuries) widened significantly, particularly in the period between June and September of 2007. Though the intervening time period has seen some recovery from the widest levels of credit spreads (and also from the lowest yields on most tenures of U.S. Treasury securities), we at Thornburg believe that we have entered a period of increased volatility.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 5.03% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Lehman Brothers Intermediate Government Bond Index produced a 5.87% total return over the same time period. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 4.43% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Lehman Brothers Intermediate Government/Credit Bond Index produced a 5.44% total return over the same time period. The Funds kept their durations somewhat shorter than the indices during the past year, and as a result took advantage of the aforementioned yield curve steepening. At the same time, Thornburg’s laddered portfolio strategy and prudent credit selection (within the Income Fund) clearly benefited the Fund. However, the Thornburg Limited Term Income Fund, while maintaining a very high (AA) average credit rating, holds a smaller proportion of U.S. Treasury securities than the index. In a time of widening credit spreads, U.S. Treasuries outperformed lower rated securities. While the fact that only a very small (9%) proportion of the Fund is held in BBB securities did help overall returns, the general deterioration in credit spreads of all qualities hurt the Fund relative to its index. I remain quite comfortable with our holdings and believe that over time each investment has the potential to yield satisfactory results and in aggregate position the Funds well to meet their investment objectives. Both Lehman indices reflect no deduction for fees, expenses, or taxes.

The recent volatility in the marketplace underscores the importance of high quality bonds in your bond portfolio allocation. Both Thornburg Funds performed well during the volatile period between June and August of 2007.

6    Certified Annual Report

These periods of volatility have been relatively short over the course of the past several years, and credit spreads have remained fairly well behaved. Similarly, stock markets have generally advanced at a steady rate. The S&P 500 Index and the Dow Jones Industrial Average have recently made record highs despite concerns around the strength of the U.S. economy. However, the past several months have shown that volatility is alive and well. Furthermore, the challenges to continued smooth economic and asset growth are significant. In particular, the U.S. housing market, an increasing willingness of companies to lever their balance sheets, and a potentially decreasing ability of those same companies to grow their earnings all are forces which act to increase uncertainty. Add that to a marketplace which had grown somewhat complacent given the steady diet of higher equity valuations and tight credit spreads, and you have a recipe for destabilizing market movements. This sort of destabilization began in the summer of this year as the housing picture continued to worsen and consumers began to tighten their spending habits. Though I do not believe that a recession is immediately in the cards, the increased volatility that the markets have experienced over the course of the past few months is indicative of a trend which could continue.

In this environment, high quality bond funds may represent a safe haven. Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of funds which are not highly correlated to equity markets’ returns. Though the period of 2003 through early 2007 has been less than exciting for bond investors generally (certainly relative to their equity brethren), it is important to remember that the principal focus of a bond investment is exactly that: principal. If the economic landscape continues to darken, high quality bond investments will benefit. While a few extra basis points in yield may be attractive, the overall goal is to continue to give you your money back with a reasonable rate of return and a limited amount of risk.

No matter the direction of interest rates or credit spreads in the near term, I believe your Funds are well positioned to achieve their longer term goals of principal stability and reasonable income. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This balances duration and yield in a way which is designed to provide the best risk-adjusted bond returns over time. Intermediate bonds can provide stability to the underlying principal, they can provide income for your portfolio, and over time they have provided an attractive return versus money market instruments. Keep in mind, that as the yield curve steepens, with two year rates significantly below ten year rates, the laddered portfolio strategy of an average intermediate duration should again (as is normally the case) potentially be able to provide you significantly better returns than a cash or money market investment.

Thank you very much for investing in our Funds. I feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who are looking for short-to-intermediate bond portfolios. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what has become once again a volatile marketplace.

Sincerely,

Jason H. Brady, CFA
Portfolio Manager

Certified Annual Report    7

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2007

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $139,054,145 and $306,329,942, respectively) (Note 2)	$138,674,621	$305,395,690
Cash	368,118	365,873
Receivable for investments sold	1,653	2,190,290
Receivable for fund shares sold	354,447	352,990
Interest receivable	1,350,673	3,246,992
Prepaid expenses and other assets	26,771	30,073

Total Assets	140,776,283	311,581,908

LIABILITIES
Payable for securities purchased	—	5,198,808
Payable for fund shares redeemed	471,739	411,599
Payable to investment advisor and other affiliates (Note 3)	89,851	171,307
Accounts payable and accrued expenses	57,353	105,038
Dividends payable	83,331	184,108

Total Liabilities	702,274	6,070,860

NET ASSETS	$140,074,009	$305,511,048

NET ASSETS CONSIST OF:
Undistributed net investment income	$30,440	$29,903
Net unrealized depreciation on investments	(379,524)	(934,253)
Accumulated net realized gain (loss)	(1,948,084)	(6,351,006)
Net capital paid in on shares of beneficial interest	142,371,177	312,766,404

	$140,074,009	$305,511,048

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($91,560,741 and $155,021,339 applicable to 7,061,870 and 12,504,285 shares of beneficial interest outstanding - Note 4)	$12.97	$12.40

Maximum sales charge, 1.50% of offering price	0.20	0.19

Maximum offering price per share	$13.17	$12.59

Class B Shares:
Net asset value and offering price per share * ($2,585,646 applicable to 199,855 shares of beneficial interest outstanding - Note 4)	$12.94	—

8    Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Limited Term Income Funds	September 30, 2007

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class C Shares:
Net asset value and offering price per share * ($25,566,120 and $40,768,719 applicable to 1,959,876 and 3,293,723 shares of beneficial interest outstanding - Note 4)	$13.04	$12.38

Class I Shares:
Net asset value, offering and redemption price per share ($15,963,449 and $103,529,813 applicable to 1,231,240 and 8,350,059 shares of beneficial interest outstanding - Note 4)	$12.97	$12.40

Class R3 Shares:
Net asset value, offering and redemption price per share ($4,398,053 and $ 6,191,177 applicable to 338,997 and 499,100 shares of beneficial interest outstanding - Note 4)	$12.97	$12.40

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    9

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2007

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $1,020,037 and $698,748, respectively)	$5,935,053	$16,325,226

EXPENSES:
Investment advisory fees (Note 3)	542,146	1,612,500
Administration fees (Note 3)
Class A Shares	121,634	216,618
Class B Shares	3,044	—
Class C Shares	31,001	51,590
Class I Shares	7,923	51,517
Class R3 Shares	5,229	6,124
Distribution and service fees (Note 3)
Class A Shares	243,267	433,236
Class B Shares	24,343	—
Class C Shares	248,058	412,578
Class R3 Shares	20,943	24,554
Transfer agent fees
Class A Shares	121,208	205,898
Class B Shares	8,670	—
Class C Shares	34,216	58,188
Class I Shares	18,753	75,128
Class R3 Shares	4,333	5,507
Registration and filing fees
Class A Shares	17,486	24,779
Class B Shares	16,616	—
Class C Shares	16,387	18,574
Class I Shares	16,975	20,338
Class R3 Shares	18,678	19,152
Custodian fees (Note 3)	72,243	105,580
Professional fees	31,002	41,940
Accounting fees	5,017	14,339
Trustee fees	1,888	5,637
Other expenses	25,508	76,542

Total Expenses	1,656,568	3,480,319
Less:
Expenses reimbursed by investment advisor (Note 3)	(60,136)	(292,680)
Distribution fees waived (Note 3)	(124,029)	(206,289)
Fees paid indirectly (Note 3)	(14,192)	(16,160)

Net Expenses	1,458,211	2,965,190

Net Investment Income	$4,476,842	$13,360,036

Certified Annual Report    10

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2007

	Limited Term U.S. Government Fund	Limited term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$(1,130,360)	$(2,488,007)
Net change in unrealized appreciation (depreciation) on investments	3,591,635	3,252,405

Net Realized and Unrealized Gain on Investments	2,461,275	764,398

Net Increase in Net Assets Resulting From Operations	$6,938,117	$14,124,434

See notes to financial statements.

Certified Annual Report    11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$4,476,842	$4,837,241
Net realized loss on investments sold	(1,130,360)	(50,733)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	3,591,635	(360,311)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,938,117	4,426,197

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,111,314)	(3,504,156)
Class B Shares	(43,700)	(27,495)
Class C Shares	(730,241)	(737,598)
Class I Shares	(557,507)	(465,896)
Class R3 Shares	(134,180)	(102,096)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(16,914,982)	(31,185,601)
Class B Shares	69,320	594,525
Class C Shares	19,577	(7,610,351)
Class I Shares	797,088	(1,162,905)
Class R3 Shares	730,067	586,260

Net Decrease in Net Assets	(12,937,755)	(39,189,116)

NET ASSETS:
Beginning of year	153,011,764	192,200,880

End of year	$140,074,009	$153,011,764

Undistributed net investment income	$30,440	$110,307

See notes to financial statements.

12    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$13,360,036	$14,631,799
Net realized loss on investments sold	(2,488,007)	(113,993)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	3,252,405	(4,147,964)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,124,434	10,369,842

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,108,149)	(8,047,005)
Class C Shares	(1,590,499)	(1,957,921)
Class I Shares	(4,559,897)	(4,507,364)
Class R3 Shares	(201,476)	(119,509)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(35,890,344)	(19,776,336)
Class C Shares	(3,689,930)	(14,283,087)
Class I Shares	(8,312,790)	13,217,562
Class R3 Shares	2,841,946	1,198,886

Net Decrease in Net Assets	(44,386,705)	(23,904,932)

NET ASSETS:
Beginning of year	349,897,753	373,802,685

End of year	$305,511,048	$349,897,753

Undistributed net investment income	$29,903	$111,720

See notes to financial statements.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. Each class of shares of a fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administrative fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. Quotations for any foreign debt securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Funds, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007

received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $4,276, $5,603, $12,488, $10,838, and $26,931 for the Class A, B, C, I, and R3 shares, respectively, of the Government Fund and $153,495, $58,451, $45,884, and $34,850 for the Class A, C, I, and R3 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Funds that they earned net commissions aggregating $1,454 from the sale of Class A shares of the Government Fund, $1,181 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $3,479 and $2,221 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services.

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007

The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statements of Operations. Distribution fees of $124,029 and $206,289, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2007, fees paid indirectly were $14,192 for the Government Fund and $16,160 for the Income Fund. These figures may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,276,492	$16,340,009	1,127,442	$14,273,031
Shares issued to shareholders in reinvestment of dividends	190,598	2,442,071	210,223	2,662,638
Shares repurchased	(2,790,433)	(35,697,062)	(3,799,025)	(48,121,270)

Net Increase (Decrease)	(1,323,343)	$(16,914,982)	(2,461,360)	$(31,185,601)

Class B Shares
Shares sold	67,148	$859,574	85,374	$1,076,317
Shares issued to shareholders in reinvestment of dividends	2,341	29,948	1,620	20,478
Shares repurchased	(64,214)	(820,202)	(39,667)	(502,270)

Net Increase (Decrease)	5,275	$69,320	47,327	$594,525

Class C Shares
Shares sold	805,083	$10,391,015	435,047	$5,539,917
Shares issued to shareholders in reinvestment of dividends	44,908	578,910	44,361	565,288
Shares repurchased	(849,163)	(10,950,348)	(1,076,447)	(13,715,556)

Net Increase (Decrease)	828	$19,577	(597,039)	$(7,610,351)

Class I Shares
Shares sold	449,065	$5,745,316	284,094	$3,589,619
Shares issued to shareholders in reinvestment of dividends	36,249	464,437	31,981	405,096
Shares repurchased	(422,642)	(5,412,665)	(407,147)	(5,157,620)

Net Increase (Decrease)	62,672	$797,088	(91,072)	$(1,162,905)

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	202,447	$2,596,860	146,432	$1,860,958
Shares issued to shareholders in reinvestment of dividends	10,191	130,690	7,844	99,399
Shares repurchased	(155,073)	(1,997,483)	(108,414)	(1,374,097)

Net Increase (Decrease)	57,565	$730,067	45,862	$586,260

INCOME FUND

Class A Shares
Shares sold	2,831,583	$34,951,535	3,250,026	$40,085,247
Shares issued to shareholders in reinvestment of dividends	452,077	5,583,769	494,039	6,098,155
Shares repurchased	(6,196,310)	(76,425,648)	(5,340,874)	(65,959,738)

Net Increase (Decrease)	(2,912,650)	$(35,890,344)	(1,596,809)	$(19,776,336)

Class C Shares
Shares sold	590,334	$7,262,571	563,413	$6,944,987
Shares issued to shareholders in reinvestment of dividends	93,760	1,156,118	108,235	1,333,999
Shares repurchased	(982,996)	(12,108,619)	(1,830,119)	(22,562,073)

Net Increase (Decrease)	(298,902)	$(3,689,930)	(1,158,471)	$(14,283,087)

Class I Shares
Shares sold	1,954,926	$24,120,287	2,696,403	$33,258,881
Shares issued to shareholders in reinvestment of dividends	335,119	4,139,507	334,633	4,129,810
Shares repurchased	(2,957,329)	(36,572,584)	(1,956,476)	(24,171,129)

Net Increase (Decrease)	(667,284)	$(8,312,790)	1,074,560	$13,217,562

Class R3 Shares
Shares sold	320,679	$3,961,502	143,837	$1,782,628
Shares issued to shareholders in reinvestment of dividends	13,801	170,430	7,699	95,044
Shares repurchased	(104,551)	(1,289,986)	(54,991)	(678,786)

Net Increase (Decrease)	229,929	$2,841,946	96,545	$1,198,886

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $59,760,115 and $63,773,956, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $128,599,724 and $142,796,119, respectively.

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$139,054,145	$306,384,532

Gross unrealized appreciation on a tax basis	$855,608	$2,266,245
Gross unrealized depreciation on a tax basis	(1,235,132)	(3,255,088)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(379,524)	$(988,843)

Distributable earnings ordinary income	$30,441	$29,903

At September 30, 2007, the Government Fund had tax basis losses, which may be carried over to offset future capital gains. Such capital loss carryovers expire as follows:

2009	$674,873
2010	13,611
2014	3,770
2015	108,190

$800,444

At September 30, 2007, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such capital loss carryovers expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980
2014	601,391
2015	178,155

$3,862,624

As of September 30, 2007, the Government Fund had deferred capital losses occurring subsequent to October 31, 2006 of $1,147,640. For tax purposes, such losses will be reflected in the year ending September 30, 2008. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

As of September 30, 2007, the Income Fund had deferred capital losses occurring subsequent to October 31, 2006 of $2,433,792. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

In order to account for book/tax differences, the Government Fund increased undistributed net investment income by $20,233 and increased accumulated net realized (loss) by $20,233. The Income Fund increased undistributed net investment income by $18,168 and increased accumulated net realized loss by $18,168. This reclass has no impact on the net asset value of the Funds. Reclassifications result primarily from paydown losses.

For tax purposes, distributions for the year ended September 30, 2007 and September 30, 2006, were paid from ordinary income.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Funds, should recognize, measure, present and disclose in their financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for their fiscal year beginning after December 15, 2006, which for the Funds is March 31, 2008. As of the date of this report, management of the Funds have not identified any material effect on the Funds’ financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

18    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class A Shares:	2007	2006	2005	2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.75	$12.76	$13.01	$13.23	$13.27

Income from investment operations:
Net investment income	0.40	0.37	0.32	0.35	0.47
Net realized and unrealized gain (loss) on investments	0.23	(0.01)	(0.24)	(0.22)	(0.04)

Total from investment operations	0.63	0.36	0.08	0.13	0.43
Less dividends from:
Net investment income	(0.41)	(0.37)	(0.33)	(0.35)	(0.47)

Change in net asset value	0.22	(0.01)	(0.25)	(0.22)	(0.04)
NET ASSET VALUE, end of year	$12.97	$12.75	$12.76	$13.01	$13.23

RATIOS/SUPPLEMENTAL DATA
Total return(a)	5.03%	2.87%	0.66%	1.04%	3.29%
Ratios to average net assets:
Net investment income	3.13%	2.90%	2.50%	2.72%	3.53%
Expenses, after expense reductions	0.98%	0.99%	0.99%	0.92%	0.92%
Expenses, after expense reductions and net of custody credits	0.97%	0.96%	0.98%	0.91%	0.90%
Expenses, before expense reductions	0.99%	0.99%	0.99%	0.92%	0.92%

Portfolio turnover rate	43.35%	7.47%	18.00%	12.39%	35.06%

Net assets at end of year (000)	$91,561	$106,913	$138,422	$163,530	$176,876

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

Certified Annual Report    19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,				Period Ended September 30,
Class B Shares:	2007	2006	2005	2004	2003(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.72	$12.73	$12.98	$13.22	$13.12

Income from investment operations
Net investment income	0.22	0.18	0.13	0.21	0.37
Net realized and unrealized gain (loss) on investments	0.23	(0.01)	(0.24)	(0.24)	0.10

Total from investment operations	0.45	0.17	(0.11)	(0.03)	0.47
Less dividends from:
Net investment income	(0.23)	(0.18)	(0.14)	(0.21)	(0.37)

Change in net asset value	0.22	(0.01)	(0.25)	(0.24)	0.10
NET ASSET VALUE, end of period	$12.94	$12.72	$12.73	$12.98	$13.22

RATIOS/SUPPLEMENTAL DATA
Total return(a)	3.55%	1.32%	(0.82)%	(0.24)%	3.60%
Ratios to average net assets:
Net investment income	1.73%	1.41%	1.03%	1.65%	2.93	%(b)
Expenses, after expense reductions	2.40%	2.51%	2.46%	1.99%	1.35	%(b)
Expenses, after expense reductions and net of custody credits	2.39%	2.48%	2.45%	1.99%	1.33	%(b)
Expenses, before expense reductions	2.63%	3.21%	2.86%	2.74%	3.32	%(b)
Portfolio turnover rate	43.35%	7.47%	18.00%	12.39%	35.06%
Net assets at end of period (000)	$2,586	$2,476	$1,875	$2,396	$3,073

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class B Shares was November 1, 2002.

See notes to financial statements.

20    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class C Shares:	2007	2006	2005	2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.83	$12.84	$13.09	$13.31	$13.35

Income from investment operations:
Net investment income	0.37	0.34	0.29	0.31	0.43
Net realized and unrealized gain (loss) on investments	0.22	(0.01)	(0.24)	(0.22)	(0.04)

Total from investment operations	0.59	0.33	0.05	0.09	0.39
Less dividends from:
Net investment income	(0.38)	(0.34)	(0.30)	(0.31)	(0.43)

Change in net asset value	0.21	(0.01)	(0.25)	(0.22)	(0.04)
NET ASSET VALUE, end of year	$13.04	$12.83	$12.84	$13.09	$13.31

RATIOS/SUPPLEMENTAL DATA
Total return	4.66%	2.60%	0.41%	0.73%	2.96%
Ratios to average net assets:
Net investment income	2.88%	2.63%	2.24%	2.40%	3.14%
Expenses, after expense reductions	1.25%	1.26%	1.25%	1.24%	1.24%
Expenses, after expense reductions and net of custody credits	1.24%	1.23%	1.24%	1.24%	1.22%
Expenses, before expense reductions	1.80%	1.79%	1.79%	1.76%	1.76%
Portfolio turnover rate	43.35%	7.47%	18.00%	12.39%	35.06%
Net assets at end of year (000)	$25,566	$25,132	$32,821	$43,404	$56,166

See notes to financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class I Shares:	2007	2006	2005	2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.75	$12.76	$13.01	$13.22	$13.27

Income from investment operations:
Net investment income	0.44	0.41	0.36	0.39	0.51
Net realized and unrealized gain (loss) on investments	0.23	(0.01)	(0.24)	(0.21)	(0.05)

Total from investment operations	0.67	0.40	0.12	0.18	0.46
Less dividends from:
Net investment income	(0.45)	(0.41)	(0.37)	(0.39)	(0.51)

Change in net asset value	0.22	(0.01)	(0.25)	(0.21)	(0.05)
NET ASSET VALUE, end of year	$12.97	$12.75	$12.76	$13.01	$13.22

RATIOS/SUPPLEMENTAL DATA
Total return	5.35%	3.19%	0.95%	1.37%	3.51%
Ratios to average net assets:
Net investment income	3.45%	3.22%	2.82%	2.95%	3.77%
Expenses, after expense reductions	0.68%	0.68%	0.68%	0.67%	0.64%
Expenses, after expense reductions and net of custody credits	0.67%	0.65%	0.67%	0.67%	0.62%
Expenses, before expense reductions	0.74%	0.78%	0.80%	0.77%	0.82%
Portfolio turnover rate	43.35%	7.47%	18.00%	12.39%	35.06%
Net assets at end of year (000)	$15,963	$14,900	$16,075	$12,905	$13,085

See notes to financial statements.

22    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,				Period Ended September 30,
Class R3 Shares:	2007	2006	2005	2004	2003(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.76	$12.77	$13.02	$13.23	$13.38

Income from investment operations
Net investment income	0.40	0.37	0.34	0.37	0.17
Net realized and unrealized gain (loss) on investments	0.22	(0.01)	(0.25)	(0.21)	(0.15)

Total from investment operations	0.62	0.36	0.09	0.16	0.02
Less dividends from:
Net investment income	(0.41)	(0.37)	(0.34)	(0.37)	(0.17)

Change in net asset value	0.21	(0.01)	(0.25)	(0.21)	(0.15)
NET ASSET VALUE, end of period	$12.97	$12.76	$12.77	$13.02	$13.23

RATIOS/SUPPLEMENTAL DATA
Total return(a)	4.93%	2.86%	0.72%	1.26%	0.19%
Ratios to average net assets:
Net investment income	3.15%	2.90%	2.66%	2.62%	5.07	%(b)
Expenses, after expense reductions	1.00%	1.00%	0.93%	0.91%	1.15	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.97%	0.91%	0.91%	1.15	%(b)
Expenses, before expense reductions	1.64%	1.55%	3.55%	13.56%	41,652.81	%(b)*
Portfolio turnover rate	43.35%	7.47%	18.00%	12.39%	35.06%
Net assets at end of period (000)	$4,398	$3,591	$3,008	$422	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R3 Shares was July 1, 2003.
(d)	Net assets at end of period were less than $1,000.
*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

See notes to financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	Year Ended September 30,
Class A Shares:	2007	2006	2005	2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.37	$12.51	$12.80	$12.99	$12.79

Income from investment operations:
Net investment income	0.50	0.50	0.46	0.43	0.51
Net realized and unrealized gain (loss) on investments	0.04	(0.14)	(0.28)	(0.19)	0.20

Total from investment operations	0.54	0.36	0.18	0.24	0.71
Less dividends from:
Net investment income	(0.51)	(0.50)	(0.47)	(0.43)	(0.51)

Change in net asset value	0.03	(0.14)	(0.29)	(0.19)	0.20
NET ASSET VALUE, end of year	$12.40	$12.37	$12.51	$12.80	$12.99

RATIOS/SUPPLEMENTAL DATA
Total return(a)	4.43%	2.96%	1.44%	1.96%	5.56%
Ratios to average net assets:
Net investment income	4.07%	4.05%	3.52%	3.33%	3.91%
Expenses, after expense reductions	1.00%	1.00%	1.00%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99%	0.99%	0.99%
Expenses, before expense reductions	1.08%	1.09%	1.09%	1.07%	1.04%
Portfolio turnover rate	41.55%	6.77%	23.16%	22.73%	18.86%
Net assets at end of year (000)	$155,021	$190,670	$212,881	$230,256	$184,497

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
Class C Shares:	2007	2006	2005	2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.35	$12.49	$12.78	$12.97	$12.77

Income from investment operations:
Net investment income	0.47	0.47	0.43	0.40	0.46
Net realized and unrealized gain (loss) on investments	0.03	(0.14)	(0.28)	(0.19)	0.20

Total from investment operations	0.50	0.33	0.15	0.21	0.66
Less dividends from:
Net investment income	(0.47)	(0.47)	(0.44)	(0.40)	(0.46)

Change in net asset value	0.03	(0.14)	(0.29)	(0.19)	0.20
NET ASSET VALUE, end of year	$12.38	$12.35	$12.49	$12.78	$12.97

RATIOS/SUPPLEMENTAL DATA
Total return	4.17%	2.71%	1.19%	1.70%	5.20%
Ratios to average net assets:
Net investment income	3.82%	3.79%	3.27%	3.07%	3.56%
Expenses, after expense reductions	1.24%	1.25%	1.25%	1.25%	1.33%
Expenses, after expense reductions and net of custody credits	1.24%	1.24%	1.24%	1.24%	1.33%
Expenses, before expense reductions	1.89%	1.87%	1.88%	1.87%	1.92%
Portfolio turnover rate	41.55%	6.77%	23.16%	22.73%	18.86%
Net assets at end of year (000)	$40,769	$44,361	$59,355	$65,398	$54,926

See notes to financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
Class I Shares:	2007	2006	2005	2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.37	$12.51	$12.80	$12.99	$12.79

Income from investment operations:
Net investment income	0.54	0.54	0.51	0.47	0.55
Net realized and unrealized gain (loss) on investments	0.04	(0.14)	(0.29)	(0.19)	0.20

Total from investment operations	0.58	0.40	0.22	0.28	0.75
Less dividends from:
Net investment income	(0.55)	(0.54)	(0.51)	(0.47)	(0.55)

Change in net asset value	0.03	(0.14)	(0.29)	(0.19)	0.20
NET ASSET VALUE, end of year	$12.40	$12.37	$12.51	$12.80	$12.99

RATIOS/SUPPLEMENTAL DATA
Total return	4.76%	3.30%	1.77%	2.29%	5.89%
Ratios to average net assets:
Net investment income	4.39%	4.38%	3.85%	3.64%	4.23%
Expenses, after expense reductions	0.67%	0.68%	0.67%	0.67%	0.69%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.67%	0.67%	0.69%
Expenses, before expense reductions	0.72%	0.72%	0.72%	0.72%	0.76%
Portfolio turnover rate	41.55%	6.77%	23.16%	22.73%	18.86%
Net assets at end of year (000)	$103,530	$111,535	$99,396	$90,025	$59,473

See notes to financial statements.

26    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year ended September 30,				Period ended September 30,
Class R3 Shares:	2007	2006	2005	2004	2003(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.38	$12.52	$12.81	$12.99	$13.10

Income from investment operations
Net investment income	0.50	0.50	0.48	0.45	0.17
Net realized and unrealized gain (loss) on investments	0.03	(0.14)	(0.30)	(0.18)	(0.11)

Total from investment operations	0.53	0.36	0.18	0.27	0.06
Less dividends from:
Net investment income	(0.51)	(0.50)	(0.47)	(0.45)	(0.17)

Change in net asset value	0.02	(0.14)	(0.29)	(0.18)	(0.11)
NET ASSET VALUE, end of period	$12.40	$12.38	$12.52	$12.81	$12.99

RATIOS/SUPPLEMENTAL DATA
Total return(a)	4.34%	2.97%	1.43%	2.14%	0.48%
Ratios to average net assets:
Net investment income	4.09%	4.07%	3.57%	3.41%	5.19	%(b)
Expenses, after expense reductions	0.99%	1.00%	1.00%	0.98%	1.25	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99%	0.98%	1.25	%(b)
Expenses, before expense reductions	1.71%	1.79%	3.15%	7.63%	41,534.94	%(b)*
Portfolio turnover rate	41.55%	6.77%	23.16%	22.73%	18.86%
Net assets at end of period (000)	$6,191	$3,331	$2,162	$911	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R3 Shares was July 1, 2003.
(d)	Net assets at end of period were less than $1,000.
*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

See notes to financial statements.

Certified Annual Report    27

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2007

CUSIPS: Class A—885-215-103, CLASS B—885-215-848, CLASS C—885-215-830, CLASS I—885-215-699, CLASS R3—885-215-491 NASDAQ SYMBOLS: CLASS A—LTUSX, CLASS B—LTUBX, CLASS C—LTUCX, CLASS I—LTUIX, CLASS R3—LTURX

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 45.13%
United States Treasury Notes, 2.625% due 5/15/2008	$9,000,000	$8,915,625
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,238,281
United States Treasury Notes, 3.625% due 1/15/2010	16,000,000	15,873,751
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,277,969
United States Treasury Notes, 4.625% due 10/31/2011	2,000,000	2,035,000
United States Treasury Notes, 3.625% due 5/15/2013	11,000,000	10,658,828
United States Treasury Notes, 4.75% due 5/15/2014	3,000,000	3,067,734
United States Treasury Notes, 4.875% due 8/15/2016	6,000,000	6,142,031

TOTAL U.S. TREASURY SECURITIES (Cost $ 63,549,400)		63,209,219

U.S. GOVERNMENT AGENCIES — 53.87%
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	220,876
Federal Farm Credit Bank, 5.875% due 7/28/2008	1,900,000	1,917,033
Federal Farm Credit Bank, 5.87% due 9/2/2008	1,300,000	1,312,919
Federal Farm Credit Bank, 5.35% due 12/11/2008	200,000	201,876
Federal Farm Credit Bank, 5.80% due 3/19/2009	300,000	305,714
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	363,462
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	255,311
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	151,215
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,264,318
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,022,017
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	203,976
Federal Home Loan Bank, 5.125% due 4/29/2009	1,750,000	1,767,315
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,746,400
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00% due 8/15/2022	953,914	983,724
Federal Home Loan Mtg Corp., CMO Series 1616 Class E, 6.50% due 11/15/2008	450,822	453,760
Federal Home Loan Mtg Corp., CMO Series 2592 Class PD, 5.00% due 7/15/2014	1,000,000	1,000,317
Federal Home Loan Mtg Corp., CMO Series 2744 Class JG, 5.00% due 8/15/2032	1,500,000	1,451,930
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,192,858	1,167,867
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	1,567,113	1,577,295
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50% due 7/15/2031	3,000,000	2,998,064
Federal Home Loan Mtg Corp., CMO Series 3078 Class PC, 5.50% due 11/15/2030	2,250,000	2,249,987
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	5,000,000	4,997,392
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	1,000,000	1,014,476
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50% due 10/15/2032	2,000,000	1,988,825
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00% due 1/15/2031	2,000,000	2,029,838
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50% due 12/15/2020	3,859,067	3,823,530
Federal Home Loan Mtg Corp., Pool # 141016, 9.25% due 11/1/2016	20,499	22,484
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	39,571	42,606
Federal Home Loan Mtg Corp., Pool # 160043, 8.75% due 4/1/2008	393	392
Federal Home Loan Mtg Corp., Pool # 181730, 8.50% due 5/1/2008	1,287	1,284
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	14,486	15,206
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	24,891	28,464
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	30,468	31,217
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	35,920	37,552
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008	4,927	5,028

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2007

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool # E61778, 6.50% due 4/1/2008	$1,166	$1,190
Federal National Mtg Assoc, 5.125% due 12/8/2008	3,665,000	3,688,674
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	67,634	67,758
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	55,202	55,657
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	111,839	113,589
Federal National Mtg Assoc CMO Series 2003-92 Class KH, 5.00% due 3/25/2032	2,000,000	1,940,130
Federal National Mtg Assoc CMO Series 2004-35 Class CA, 4.00% due 12/25/2017	2,068,435	1,998,800
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	2,916,000	2,957,444
Federal National Mtg Assoc CPI Floating Rate Note, 3.50% due 2/17/2009	3,000,000	2,943,720
Federal National Mtg Assoc REMIC Series 2006-B1 Class AB, 6.00% due 6/25/2016	3,554,675	3,626,386
Federal National Mtg Assoc, Pool # 008307, 8.00% due 5/1/2008	3,510	3,510
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	33,814	36,126
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	28,711	29,825
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	37,014	38,346
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	68,448	74,907
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	3,852	3,944
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	33,546	33,926
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	27,452	30,350
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021	21,435	22,354
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	27,230	28,179
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	6,632	6,662
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	20,150	20,269
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	31,564	32,155
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	59,386	60,275
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	142,708	146,599
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	5,762	5,796
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	33,023	33,620
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	12,665	12,689
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	28,098	28,676
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	290,849	306,410
Federal National Mtg Assoc, Pool # 345775, 8.50% due 12/1/2024	3,151	3,166
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	7,780	7,945
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	601,355	612,382
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,026,627	1,027,483
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,084,787	3,056,382
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	148,361	158,081
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	100,058	103,375
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	148,644	148,591
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	65,309	66,463
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	250,553	251,004
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	51,550	54,582
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	23,091	23,239
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	20,493	21,000
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	26,959	27,517
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	26,319	27,078
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	41,213	42,065
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	30,487	31,977
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	73,727	76,938
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008	3,140	3,143
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	68,077	69,686
Overseas Private Investment Corp., 4.10% due 11/15/2014	1,876,800	1,836,862
Private Export Funding Corp., 5.685% due 5/15/2012	5,000,000	5,219,295
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,738,356

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2007

Issuer-Description	Principal Amount	Value
Tennessee Valley Authority, 4.75% due 8/1/2013	$3,000,000	$3,016,063
United States Department of Housing & Urban Development, 3.51% due 8/1/2008	850,000	841,093

TOTAL U.S. GOVERNMENT AGENCIES (Cost $ 75,504,745)		75,465,402

TOTAL INVESTMENTS — 99.00% (Cost $ 139,054,145)		$138,674,621
OTHER ASSETS LESS LIABILITIES — 1.00%		1,399,388

NET ASSETS — 100.00%		$140,074,009

Footnote Legend

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

30    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2007

CUSIPS: Class A—885-215-509, CLASS C—885-215-764, CLASS I—885-215-681, CLASS R3—885-215-483 NASDAQ SYMBOLS: CLASS A—THIFX, CLASS C—THICX, CLASS I—THIIX, CLASS R3—THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. TREASURY SECURITIES — 8.07%
United States Treasury Notes, 3.625% due 1/15/2008	Aaa/AAA	$2,578,680	$2,575,352
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,512,305
United States Treasury Notes, 4.75% due 5/15/2014	Aaa/AAA	5,000,000	5,112,890
United States Treasury Notes, 5.125% due 5/15/2016	Aaa/AAA	5,000,000	5,209,375
United States Treasury Notes, 4.875% due 8/15/2016	Aaa/AAA	10,000,000	10,236,719

TOTAL U.S. TREASURY SECURITIES (Cost $ 24,305,202)			24,646,641

U.S. GOVERNMENT AGENCIES — 6.14%
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	501,797
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	75,407
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	302,411
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	251,144
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	200,852
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	75,699
Federal Home Loan Bank, 4.50% due 12/15/2008	Aaa/AAA	3,000,000	2,998,056
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	86,871
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,192,858	1,167,867
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	Aaa/AAA	2,000,000	2,028,952
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	19,293	19,557
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	17,928	18,324
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	18,261	18,591
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,314,030	2,321,658
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	122,788	122,663
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	30,955	31,748
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	527,396	528,530
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	Aaa/AAA	3,000,000	3,042,638
Federal National Mtg Assoc CPI Floating Rate Note, 3.50% due 2/17/2009	Aaa/AAA	5,000,000	4,906,200
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	24,327	25,745
Government National Mtg Assoc, Pool # 827148, 6.375% due 2/20/2024	Aaa/AAA	37,805	38,008

TOTAL U.S. GOVERNMENT AGENCIES (Cost $ 18,861,503)			18,762,718

ASSET BACK SECURITIES — 10.96%
American Honda Finance Corp., 5.125% due 12/15/2010	Aa3/A+	1,500,000	1,520,854
Bear Stearns Mtg Series 2004-3 Class 1-A2, 5.756% due 7/25/2034	Aaa/AAA	785,659	787,187
Countrywide Home Loan Series 2004 Class 1-A, 5.671% due 7/20/2034	Aaa/AAA	1,174,966	1,186,672
FNBC Pass Through Trust Series 1993 A, 8.08% due 1/5/2018	Aa3/AA-	1,103,381	1,268,811
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 3.764% due 2/25/2034	NR/AAA	682,018	649,375
IHOP Franchising LLC Series 2007-1A Class A1, 5.144% due 3/20/2037	Aaa/AAA	3,000,000	2,969,971
JP Morgan Chase Commercial Mtg Series 2004-C3 Class A-5, 4.878% due 1/15/2042	Aaa/NR	5,000,000	4,820,300
Legg Mason Mortgage Capital Corp., 7.01% due 6/1/2009	NR/NR	1,714,286	1,714,286
Small Business Administration, 4.638% due 2/10/2015	NR/NR	2,591,765	2,532,860
Wachovia Bank Commercial Mtg Trust Series 2005-C21 Class A-4, 5.385% due 10/15/2044	Aaa/AAA	5,000,000	4,936,116
Wachovia Bank Commercial Mtg Trust Series 2005-C22 Class A-4, 5.266% due 12/15/2044	Aaa/AAA	5,000,000	4,963,937
Washington Mutual Series 03-AR10 Class-A4, 4.057% due 10/25/2033	Aaa/AAA	529,148	527,449
Washington Mutual Series 03-AR5 Class-A6, 3.695% due 6/25/2033	Aaa/AAA	3,207,569	3,179,498

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Mutual Series 05-AR4 Class-A4b, 4.672% due 4/25/2035	Aaa/AAA	$830,000 $	815,743
Wells Fargo Mortgage Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	1,625,182	1,625,446

TOTAL ASSET BACK SECURITIES (Cost $ 33,494,446)			33,498,505

CORPORATE BONDS — 56.67%

BANKS — 4.30%

COMMERCIAL BANKS — 4.30%
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa2/AA-	2,500,000	2,456,703
Household Finance Corp., 6.40% due 9/15/2009	Aa3/AA-	400,000	408,022
Household Finance Corp. CPI Floating Rate Note, 3.73% due 8/10/2009	Aa3/AA-	5,000,000	4,775,100
National City Bank, 7.25% due 7/15/2010	NR/A	2,000,000	2,099,352
National Westminster Bank, 7.375% due 10/1/2009	Aa1/AA-	715,000	753,203
Nations Bank Corp., 7.23% due 8/15/2012	Aa1/AA	250,000	269,448
US Bank, 6.30% due 7/15/2008	Aa2/AA	400,000	402,234
Whitney National Bank, 5.875% due 4/1/2017	A3/BBB	2,000,000	1,963,830

			13,127,892

CAPITAL GOODS — 7.19%

ELECTRICAL EQUIPMENT — 0.62%
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	818,300
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,059,372

INDUSTRIAL CONGLOMERATES — 2.94%
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	208,546
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,957,602
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	419,889
General Electric Capital Corp. Floating Rate Note, 5.814% due 12/15/2009	Aaa/AAA	1,000,000	996,435
General Electric Capital Corp. Floating Rate Note, 4.80% due 5/30/2008	Aaa/AAA	494,000	487,001
General Electric Capital Corp. Floating Rate Note, 4.207% due 3/2/2009	Aaa/AAA	5,000,000	4,925,000

MACHINERY — 3.63%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	250,414
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	188,322	204,211
Illinois Tool Works Cupids Financing Trust, 6.55% due 12/31/2011	Aa3/NR	5,000,000	5,165,360
John Deere Capital Corp. Floating Rate Note, 5.849% due 6/10/2008	A2/A	4,415,000	4,424,236
Pentair, Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,056,549

			21,972,915

COMMERCIAL SERVICES & SUPPLIES — 1.17%

COMMERCIAL SERVICES & SUPPLIES — 1.17%
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	250,819
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,034,213
Waste Management, Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	749,367
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	529,204
Waste Management, Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,012,968

			3,576,571

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
CONSUMER DURABLES & APPAREL — 0.75%

TEXTILES, APPAREL & LUXURY GOODS — 0.75%
Nike, Inc., 5.15% due 10/15/2015	A2/A+	$2,315,000	$2,280,590

			2,280,590

CONSUMER SERVICES — 1.32%

HOTELS, RESTAURANTS & LEISURE — 1.32%
Dunkin 2006-1 Class A2, 5.779% due 6/20/2031	Aaa/AAA	4,000,000	4,024,348

			4,024,348

DIVERSIFIED FINANCIALS — 11.67%

CAPITAL MARKETS — 5.24%
Bear Stearns Co., Inc., 4.50% due 10/28/2010	A1/A+	1,500,000	1,454,343
Goldman Sachs Group, Inc., 5.625% due 1/15/2017	A1/A+	2,000,000	1,940,498
Lehman Brothers Holdings, Inc., 6.00% due 7/19/2012	A1/A+	1,500,000	1,523,251
Lehman Brothers Holdings, Inc., 3.50% due 8/7/2008	A1/A+	700,000	691,349
Merrill Lynch & Co. Floating Rate Note, 5.89% due 8/14/2009	Aa3/AA-	2,000,000	1,990,776
Merrill Lynch & Co. CPI Floating Rate Note, 3.847% due 3/2/2009	Aa3/AA-	3,000,000	2,914,950
Morgan Stanley Group, Inc., 5.485% due 1/18/2008	Aa3/AA-	5,000,000	4,995,845
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	504,067

CONSUMER FINANCE — 3.54%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	196,051
Capital One Bank, 6.70% due 5/15/2008	A2/A-	2,025,000	2,040,868
SLM Corp. Floating Rate Note, 5.57% due 7/25/2008	Baa1/BBB+	3,000,000	2,958,324
SLM Corp. Floating Rate Note, 4.69% due 9/15/2008	Baa1/BBB+	1,675,000	1,606,650
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	2,450,000	2,437,701
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	784,800
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	795,171

DIVERSIFIED FINANCIAL SERVICES — 2.89%
Bank of America Institutional Series B, 7.70% due 12/31/2026	Aa2/A+	2,000,000	2,075,600
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa2/AA-	1,465,000	1,443,480
JP Morgan Chase Co. CPI Floating Rate Note, 4.09% due 6/28/2009	Aa2/AA-	5,000,000	4,940,500
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AAA	375,000	368,694

			35,662,918

ENERGY — 2.30%

ENERGY EQUIPMENT & SERVICES — 0.64%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A3/BBB+	2,000,000	1,971,940

OIL, GAS & CONSUMABLE FUELS — 1.66%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	524,784
Enbridge, Inc., 5.80% due 6/15/2014	Baa1/A-	2,000,000	1,993,336
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BBB-	250,000	265,512
Murphy Oil Corp., 6.375% due 5/1/2012	Baa3/BBB	750,000	781,117
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A-	250,000	272,446
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A-	900,000	1,021,953

Certified Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Union Oil Co. California, 7.90% due 4/18/2008	Aa2/BBB+	$200,000	$202,953

			7,034,041

FOOD & STAPLES RETAILING — 0.30%

FOOD & STAPLES RETAILING — 0.30%
Wal-Mart Stores, Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	930,322

			930,322

FOOD, BEVERAGE & TOBACCO — 1.79%

BEVERAGES — 0.69%
Anheuser Busch Co., Inc., 4.375% due 1/15/2013	A2/A	2,000,000	1,902,736
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	204,499

FOOD PRODUCTS — 1.10%
Conagra, Inc., 7.875% due 9/15/2010	Baa2/BBB+	100,000	107,668
General Mills, 5.50% due 1/12/2009	Baa1/BBB+	300,000	301,636
Kraft Foods, Inc., 6.00% due 2/11/2013	Baa2/A-	2,000,000	2,058,880
Sara Lee Corp., 6.00% due 1/15/2008	Baa1/BBB+	900,000	900,928

			5,476,347

HOUSEHOLD & PERSONAL PRODUCTS — 0.65%

HOUSEHOLD PRODUCTS — 0.65%
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	1,984,926

			1,984,926

INSURANCE — 8.40%

INSURANCE — 8.40%
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	962,253
Hartford Financial Services Group, Inc. Senior Note, 4.625% due 7/15/2013	A2/A	1,000,000	953,410
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,482,690
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	2,000,000	1,951,550
International Lease Finance Corp. Floating Rate Note, 5.76% due 1/15/2010	A1/AA-	4,050,000	4,037,737
Liberty Mutual Group, Inc., 5.75% due 3/15/2014	Baa2/BBB	1,000,000	978,088
Lincoln National Corp., 4.75% due 2/15/2014	A3/A+	1,000,000	958,114
Pacific Life Global Funding CPI Floating Rate Note, 4.867% due 2/6/2016	Aa3/AA	8,000,000	7,339,120
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	738,811
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,936,028
UnumProvident Corp., 7.625% due 3/1/2011	Ba1/BB+	1,257,000	1,338,280

			25,676,081

MATERIALS — 1.38%

CHEMICALS — 0.74%
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	352,468
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	1,000,000	977,470
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	306,136

34    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	$635,000	$636,949

METALS & MINING — 0.64%
BHP Billiton Finance, 5.40% due 3/29/2017	A1/A+	2,000,000	1,950,046

			4,223,069

MEDIA — 1.62%

MEDIA — 1.62%
AOL Time Warner, Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	779,544
Comcast Corp., 6.30% due 11/15/2017	Baa2/BBB+	1,000,000	1,016,434
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	81,159
Thomson Corp., 4.25% due 8/15/2009	Baa1/A-	2,900,000	2,848,409
Time Warner, Inc., 8.05% due 1/15/2016	Baa2/BBB+	200,000	223,811

			4,949,357

MISCELLANEOUS — 1.45%

MISCELLANEOUS — 1.17%
Stanford University, 5.85% due 3/15/2009	Aaa/NR	3,500,000	3,573,370

YANKEE — 0.28%
Nova Scotia Province Canada, 5.75% due 2/27/2012	Aa2/A+	500,000	519,276
Ontario Province Canada, 3.282% due 3/28/2008	Aa1/AA	335,000	332,829

			4,425,475

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.75%

PHARMACEUTICALS — 0.75%
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	481,932
Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 4.537%due 2/1/2014	Baa1/A+	2,000,000	1,794,900

			2,276,832

RETAILING — 1.02%

DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A1/A+	100,000	101,280

SPECIALTY RETAIL — 0.99%
Lowe’s Companies Inc., 6.10% due 9/15/2017	A1/A+	3,000,000	3,031,089

			3,132,369

SOFTWARE & SERVICES — 1.08%

IT SERVICES — 1.08%
Computer Sciences Corp., 6.25% due 3/15/2009	Baa1/A-	300,000	303,122
Computer Sciences Corp., 3.50% due 4/15/2008	Baa1/A-	2,000,000	1,973,518
Electronic Data Systems Corp., 6.50% due 8/1/2013	Ba1/BBB-	1,000,000	1,008,929

			3,285,569

Certified Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 0.50%

COMMUNICATIONS EQUIPMENT — 0.33%
Cisco Systems, Inc., 5.25% due 2/22/2011	A1/A+	$1,000,000	$1,009,302

ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.17%
Jabil Circuit, Inc., 5.875% due 7/15/2010	Ba1/BBB-	500,000	504,596

			1,513,898

TELECOMMUNICATION SERVICES — 0.32%

WIRELESS TELECOMMUNICATION SERVICES — 0.32%
Vodafone Group plc, 5.625% due 2/27/2017	Baa1/A-	1,000,000	971,961

			971,961

TRANSPORTATION — 0.06%

AIRLINES — 0.06%
Continental Airlines Pass Through Certificate Series 1997-4 Class 4-A, 6.90% due 1/2/2018	Baa2/BBB+	169,258	173,066

			173,066

UTILITIES — 8.65%

ELECTRIC UTILITIES — 6.40%
AEP Texas Central Transition Bond A1, 4.98% due 1/1/2010	Aaa/AAA	2,206,251	2,209,362
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	179,029
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,011,274
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa2/BBB	975,000	959,631
Entergy Gulf States, Inc., 5.12% due 8/1/2010	Baa3/BBB+	1,800,000	1,785,121
Great River Energy 1st Mtg Series 2007-A, 5.829% due 7/1/2017 (Insured: MBIA)	Aaa/NR	5,000,000	5,111,300
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	867,215
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	958,100
MP Environmental, 4.982% due 7/1/2014	Aaa/AAA	5,000,000	4,975,000
PSI Energy, Inc., 7.85% due 10/15/2007	Baa1/A-	500,000	500,373

GAS UTILITIES — 0.21%
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A-	425,000	429,147
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	219,005

MULTI-UTILITIES — 2.04%
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,799,954
Union Electric Co., 4.65% due 10/1/2013	A3/BBB-	2,000,000	1,886,954
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	351,102
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa3/A	1,150,000	1,183,702

			26,426,269

TOTAL CORPORATE BONDS (COST $ 174,340,671)			173,124,816

TAXABLE MUNICIPAL BONDS — 17.34%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	2,975,000	3,179,353
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	297,720
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	119,293

36    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	$37,000	$37,287
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008
(Insured: FSA)	Aaa/AAA	170,000	172,054
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	158,661
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	311,091
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,545,000	1,518,148
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	249,263
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	149,582
Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due
1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	905,580
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011 (ETM)	NR/NR	240,000	237,710
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011 (ETM)	NR/NR	245,000	241,734
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012 (ETM)	NR/NR	515,000	511,560
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013 pre-refunded 6/15/2013	NR/NR	540,000	538,245
Grant County Washington Water Public Utility District 2 Series Z, 5.14% due 1/1/2014
(Insured: FGIC)	Aaa/AAA	1,015,000	1,006,362
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	363,489
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	303,627
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	244,657
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	313,869
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013
(Insured: FSA)	Aaa/AAA	1,385,000	1,343,949
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	502,190
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	564,995
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	371,223
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured: AMBAC)	Aaa/AAA	2,775,000	2,758,156
Los Angeles County California Pension Series C, 0% due 6/30/2008 (Insured: MBIA)	Aaa/AAA	300,000	288,981
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech
Development Center)	NR/NR	100,000	101,155
Menasha Wisconsin, 5.60% due 9/1/2010 (Steam Utility)	NR/NR	2,805,000	2,814,649
Mississippi Development Bank Special Obligation Refinance Taxable Harrison County B,
5.21% due 7/1/2013 (Insured: FSA)	NR/AAA	1,200,000	1,199,484
Missouri State Development Finance Board Series A, 5.45% due 3/1/2011 (Crackerneck Creek)	NR/A+	1,090,000	1,098,644
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA	100,000	99,482
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A1/A-	650,000	646,295
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	295,000	325,385
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	90,000	94,528
New Mexico Mortgage Finance Authority Single Family Mortgage I D 2, 5.77% due 1/1/2016
(GNMA/FNMA/FHLMC)	NR/AAA	910,000	921,830
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014
(LOC: Bank of New York)	Aaa/A+	360,000	380,826
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,604,895
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	235,000	233,101
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,386,532
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	836,795
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,213,534
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	355,799
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,600,000	1,626,352
Ohio Housing Financing Agency Mortgage Revenue, 5.20% due 9/1/2014 (GNMA/FNMA)	Aaa/NR	2,395,000	2,361,135
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	235,000	235,409
Ohio State Taxable Development Assistance Series A, 4.88% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	550,000	547,134
Port Walla Walla Revenue, 5.30% due 12/1/2009	NR/NR	235,000	233,508
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	340,996

Certified Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Redlands California Redevelopment Agency Series A, 5.818% due 8/1/2022 (Tax Allocation)
(Insured: AMBAC)	NR/AAA	$3,000,000	$3,002,100
Santa Fe County New Mexico Charter School Taxable Series B, 7.55% due 1/15/2010 (ATC
Foundation)	NR/NR	190,000	188,634
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,009,480
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due
10/1/2007	Aa2/AA	1,590,000	1,590,000
Springfield City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured: AMBAC)	Aaa/NR	1,400,000	1,437,212
Springfield City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	Aaa/NR	1,500,000	1,541,280
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	356,981
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa1/AA+	500,000	514,585
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	253,467
University of Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,044,420
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,282,375
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	508,717
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	195,584
Wisconsin State Health & Educational Facilities Taxable Series B, 7.08% due 6/1/2016
(Insured: ACA)	NR/A	2,610,000	2,691,928

TOTAL TAXABLE MUNICIPAL BONDS (COST $ 52,928,120)			52,963,010

SHORT TERM INVESTMENTS — 0.78%
Toyota Credit de Puerto Rico, 4.70% due 10/1/2007	A1/P1	2,400,000	2,400,000

TOTAL SHORT TERM INVESTMENTS (COST $ 2,400,000)			2,400,000

TOTAL INVESTMENTS — 99.96% (COST $ 306,329,942)			$305,395,690
OTHER ASSETS LESS LIABILITIES — 0.04%			115,358

NET ASSETS — 100.00%			$305,511,048

38    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
CMO	Collateralized Mortgage Obligation
Cupids	Cumulative Undivided Preferred Interests In Debt Securities
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage

See notes to financial statements.

Certified Annual Report    39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Income Funds	September 30, 2007

To the Trustees and Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

40    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2007 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
	U.S. Government Fund
Class A Shares
Actual	$1,000.00	$1,028.20	$4.85
Hypothetical*	$1,000.00	$1,020.28	$4.83

Class B Shares
Actual	$1,000.00	$1,021.40	$11.59
Hypothetical*	$1,000.00	$1,013.60	$11.55

Class C Shares
Actual	$1,000.00	$1,026.70	$6.28
Hypothetical*	$1,000.00	$1,018.88	$6.25

Class I Shares
Actual	$1,000.00	$1,029.70	$3.37
Hypothetical*	$1,000.00	$1,021.75	$3.36

Class R3 Shares
Actual	$1,000.00	$1,028.00	$5.03
Hypothetical*	$1,000.00	$1,020.11	$5.01

	Income Fund
Class A Shares
Actual	$1,000.00	$1,022.50	$5.02
Hypothetical*	$1,000.00	$1,020.10	$5.01

Class C Shares
Actual	$1,000.00	$1,021.30	$6.28
Hypothetical*	$1,000.00	$1,018.85	$6.28

Class I Shares
Actual	$1,000.00	$1,023.40	$3.39
Hypothetical*	$1,000.00	$1,021.71	$3.39

Class R3 Shares
Actual	$1,000.00	$1,021.70	$5.02
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.95%; B: 2.29%; C: 1.24%; I: 0.66%; and R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.67%; and R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report    41

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term U.S. Government Fund Class A Total Returns, versus

Lehman Brothers Intermediate Government Bond Index and Consumer Price Index

(November 16, 1987 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)	3.49%	2.26%	4.62%	5.92%
B Shares (Incep: 11/1/02)	(1.45)%	N/A	N/A	1.11%
C Shares (Incep: 9/1/94)	4.16%	2.26%	4.42%	4.86%
R3 Shares (Incep: 7/1/03)	4.93%	N/A	N/A	2.33%

FUND ATTRIBUTES as of September 30, 2007

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum offering Price
A Shares (Incep: 11/16/87)	3.63%	3.63%	$12.97	$13.17
B Shares (Incep: 11/1/02)	2.47%	2.52%	$12.94	$12.94
C Shares (Incep: 9/1/94)	3.35%	3.37%	$13.04	$13.04
R3 Shares (Incep: 7/1/03)	3.57%	3.61%	$12.97	$12.97

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no up front sales charge for Class R3 shares.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Shares are not guaranteed by the U.S. Government.

42    Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Income Fund Class A Total Returns versus

Lehman Brothers Intermediate Government/Credit Index and Consumer Price Index

(October 1, 1992 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)	2.85%	2.96%	4.76%	5.38%
C Shares (Incep: 9/1/94)	3.67%	2.99%	4.57%	5.19%
R3 Shares (Incep: 7/1/03)	4.34%	N/A	N/A	2.67%

FUND ATTRIBUTES as of September 30, 2007

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum offering Price
A Shares (Incep: 10/1/92)	4.13%	3.85%	$12.40	$12.59
C Shares (Incep: 9/1/94)	3.88%	3.67%	$12.38	$12.38
R3 Shares (Incep: 7/1/03)	4.13%	3.91%	$12.40	$12.40

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no up front sales charge for Class R3 shares.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report    43

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee
INTERESTED TRUSTEES (1)(2)(4)
Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

44    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report    45

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held With Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thorn-burg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

46    Certified Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s services and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the Fund’s investment performance.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to different categories of mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of securities indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the good performance of the Fund over most measuring periods relative to the two mutual fund categories reviewed, and that while the Fund’s relative performance had fluctuated in recent years due to interest rate changes, the Fund demonstrated good relative long term performance.

Certified Annual Report    47

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007 (Unaudited)

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of short-intermediate U.S. government mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund was lower to some degree than the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was comparable to the average and median expense ratios for the same fund group. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment advisor reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided

48    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007 (Unaudited)

to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time, relative to two categories of mutual funds sharing certain comparable characteristics and selected by independent mutual fund analyst firms, and relative to a broad-based securities index and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s above average investment performance in most measurement periods relative to the performance of two categories of fixed income mutual funds selected by independent mutual fund analyst firms, and the Fund’s relative performance against comparative measures of portfolio volatility and return. The Trustees recognized that the performance of the Fund relative to the categories in the most recent year was slightly below the categories’ respective averages, but this appeared attributable to the defensive posture maintained by the Fund in accordance with its objective of safety of capital.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of fixed income mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund was higher to a small extent than the median (but equal to the average) expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, that the management fee was somewhat higher than the average and median fee rates for the same group of funds, but that the differences were not significant in view of the degree of the differences and the Fund’s investment performance. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    49

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

50    This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.    51

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary goal, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of normally less than five years.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of normally less than five years.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2    This page is not part of the Annual Report

Thornburg Limited Term Income Funds

I Shares – September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Investments in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ Prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of September 30, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

4    Certified Annual Report

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield. A 1% change =100 basis points (bps).

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Average Maturity – The average maturity is the stated or dollar-weighted average, which describes the relationship between the price of a portfolio’s various stocks and their average earnings per share.

S&P 500 Index – The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

Dow Jones Industrial Average – The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded “blue chip” stocks, primarily industrials, but includes financials and other service-oriented companies. The components, which change from time to time, represent between 15% and 20% of the market value of NYSE stocks.

Certified Annual Report    5

Letter to Shareholders

Jason Brady, CFA Portfolio Manager

October 16, 2007

Dear Thornburg Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the year ended September 30, 2007. The net asset value of a Class I share of the Thornburg Limited Term U.S. Government Fund increased 22 cents per share in the period to $12.97. If you were invested for the entire period, you received dividends of 44.9 cents per share. If you reinvested your dividends, you received 45.7 cents per share. The net asset value of a Class I share of the Thornburg Limited Term Income Fund increased 3 cents per share in the period to $12.40. If you were invested for the entire period, you received dividends of 54.6 cents per share. If you reinvested your dividends, you received 55.7 cents per share. Please examine the accompanying exhibits for more detailed information and history.

The yield on U.S. Treasuries was volatile over the course of the past year, with a major change in the shape of the yield curve being a significant driver of U.S. dollar denominated bond returns. The two-year U.S. Treasury moved from a 4.69% yield to a 3.99% yield over the course of the past year, while the ten-year U.S. Treasury moved from a 4.63% yield to a 4.59% yield. As you can see, relatively, front end securities moved much lower in yield than longer term securities. This “dis-inversion” of the yield curve was primarily the result of a slowing in the U.S. economy and the corresponding actions of the Federal Reserve to lower the Fed Funds rate. The Federal Reserve Open Market Committee (FOMC) had kept the Fed Funds rate unchanged at 5.25% from June 2006 through September 18, 2007, when they lowered the rate to 4.75%. That change in policy was largely due to a significant dislocation of global credit markets. Credit spreads (the additional yield the market requires for investing in risky securities versus credit risk-less U.S. Treasuries) widened significantly, particularly in the period between June and September of 2007. Though the intervening time period has seen some recovery from the widest levels of credit spreads (and also from the lowest yields on most tenures of U.S. Treasury securities), we at Thornburg believe that we have entered a period of increased volatility.

Putting income and change in price together, the Class I shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 5.35% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Lehman Brothers Intermediate Government Bond Index produced a 5.87% total return over the same time period. The Class I shares of the Thornburg Limited Term Income Fund produced a total return of 4.76% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Lehman Brothers Intermediate Government/Credit Bond Index produced a 5.44% total return over the same time period. The Funds kept their durations somewhat shorter than the indices during the past year, and as a result took advantage of the aforementioned yield curve steepening. At the same time, Thornburg’s laddered portfolio strategy and prudent credit selection (within the Income Fund) clearly benefited the Fund. However, the Thornburg Limited Term Income Fund, while maintaining a very high (AA) average credit rating, holds a smaller proportion of U.S. Treasury securities than the index. In a time of widening credit spreads, U.S. Treasuries outperformed lower rated securities. While the fact that only a very small (9%) proportion of the Fund is held in BBB securities did help overall returns, the general deterioration in credit spreads of all qualities hurt the Fund relative to its index. I remain quite comfortable with our holdings and believe that over time each investment has the potential to yield satisfactory results and in aggregate position the Funds well to meet their investment objectives. Both Lehman indices reflect no deduction for fees, expenses, or taxes.

The recent volatility in the marketplace underscores the importance of high quality bonds in your bond portfolio allocation. Both Thornburg Funds performed well during the volatile period between June and August of 2007. These periods of volatility have been relatively short over the course of the past several years, and credit spreads have remained fairly well behaved. Similarly, stock markets have generally advanced at a steady rate. The S&P 500

6    Certified Annual Report

Index and the Dow Jones Industrial Average have recently made record highs despite concerns around the strength of the U.S. economy. However, the past several months have shown that volatility is alive and well. Furthermore, the challenges to continued smooth economic and asset growth are significant. In particular, the U.S. housing market, an increasing willingness of companies to lever their balance sheets, and a potentially decreasing ability of those same companies to grow their earnings all are forces which act to increase uncertainty. Add that to a marketplace which had grown somewhat complacent given the steady diet of higher equity valuations and tight credit spreads, and you have a recipe for destabilizing market movements. This sort of destabilization began in the summer of this year as the housing picture continued to worsen and consumers began to tighten their spending habits. Though I do not believe that a recession is immediately in the cards, the increased volatility that the markets have experienced over the course of the past few months is indicative of a trend which could continue.

In this environment, high quality bond funds may represent a safe haven. Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of funds which are not highly correlated to equity markets’ returns. Though the period of 2003 through early 2007 has been less than exciting for bond investors generally (certainly relative to their equity brethren), it is important to remember that the principal focus of a bond investment is exactly that: principal. If the economic landscape continues to darken, high quality bond investments will benefit. While a few extra basis points in yield may be attractive, the overall goal is to continue to give you your money back with a reasonable rate of return and a limited amount of risk.

No matter the direction of interest rates or credit spreads in the near term, I believe your Funds are well positioned to achieve their longer term goals of principal stability and reasonable income. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This balances duration and yield in a way which is designed to provide the best risk-adjusted bond returns over time. Intermediate bonds can provide stability to the underlying principal, they can provide income for your portfolio, and over time they have provided an attractive return versus money market instruments. Keep in mind, that as the yield curve steepens, with two year rates significantly below ten year rates, the laddered portfolio strategy of an average intermediate duration should again (as is normally the case) potentially be able to provide you significantly better returns than a cash or money market investment.

Thank you very much for investing in our Funds. I feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who are looking for short-to-intermediate bond portfolios. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what has become once again a volatile marketplace.

Sincerely,

Jason H. Brady, CFA
Portfolio Manager

Certified Annual Report    7

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2007

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $139,054,145 and $306,329,942, respectively) (Note 2)	$138,674,621	$305,395,690
Cash	368,118	365,873
Receivable for investments sold	1,653	2,190,290
Receivable for fund shares sold	354,447	352,990
Interest receivable	1,350,673	3,246,992
Prepaid expenses and other assets	26,771	30,073

Total Assets	140,776,283	311,581,908

LIABILITIES
Payable for securities purchased	—	5,198,808
Payable for fund shares redeemed	471,739	411,599
Payable to investment advisor and other affiliates (Note 3)	89,851	171,307
Accounts payable and accrued expenses	57,353	105,038
Dividends payable	83,331	184,108

Total Liabilities	702,274	6,070,860

NET ASSETS	$140,074,009	$305,511,048

NET ASSETS CONSIST OF:
Undistributed net investment income	$30,440	$29,903
Net unrealized depreciation on investments	(379,524)	(934,253)
Accumulated net realized gain (loss)	(1,948,084)	(6,351,006)
Net capital paid in on shares of beneficial interest	142,371,177	312,766,404

	$140,074,009	$305,511,048

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($91,560,741 and $155,021,339 applicable to 7,061,870 and 12,504,285 shares of beneficial interest outstanding - Note 4)	$12.97	$12.40
Maximum sales charge, 1.50% of offering price	0.20	0.19

Maximum offering price per share	$13.17	$12.59

Class B Shares:
Net asset value and offering price per share * ($2,585,646 applicable to 199,855 shares of beneficial interest outstanding - Note 4)	$12.94	$—

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STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class C Shares:
Net asset value and offering price per share * ($25,566,120 and $40,768,719 applicable to 1,959,876 and 3,293,723 shares of beneficial interest outstanding - Note 4)	$13.04	$12.38

Class I Shares:
Net asset value, offering and redemption price per share ($15,963,449 and $103,529,813 applicable to 1,231,240 and 8,350,059 shares of beneficial interest outstanding - Note 4)	$12.97	$12.40

Class R3 Shares:
Net asset value, offering and redemption price per share ($4,398,053 and $6,191,177 applicable to 338,997 and 499,100 shares of beneficial interest outstanding - Note 4)	$12.97	$12.40

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    9

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2007

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $1,020,037 and $698,748, respectively)	$5,935,053	$16,325,226

EXPENSES:
Investment advisory fees (Note 3)	542,146	1,612,500
Administration fees (Note 3)
Class A Shares	121,634	216,618
Class B Shares	3,044	—
Class C Shares	31,001	51,590
Class I Shares	7,923	51,517
Class R3 Shares	5,229	6,124
Distribution and service fees (Note 3)
Class A Shares	243,267	433,236
Class B Shares	24,343	—
Class C Shares	248,058	412,578
Class R3 Shares	20,943	24,554
Transfer agent fees
Class A Shares	121,208	205,898
Class B Shares	8,670	—
Class C Shares	34,216	58,188
Class I Shares	18,753	75,128
Class R3 Shares	4,333	5,507
Registration and filing fees
Class A Shares	17,486	24,779
Class B Shares	16,616	—
Class C Shares	16,387	18,574
Class I Shares	16,975	20,338
Class R3 Shares	18,678	19,152
Custodian fees (Note 3)	72,243	105,580
Professional fees	31,002	41,940
Accounting fees	5,017	14,339
Trustee fees	1,888	5,637
Other expenses	25,508	76,542

Total Expenses	1,656,568	3,480,319
Less:
Expenses reimbursed by investment advisor (Note 3)	(60,136)	(292,680)
Distribution fees waived (Note 3)	(124,029)	(206,289)
Fees paid indirectly (Note 3)	(14,192)	(16,160)

Net Expenses	1,458,211	2,965,190

Net Investment Income	$4,476,842	$13,360,036

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STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2007

	Limited term U.S. Government Fund	Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$(1,130,360)	$(2,488,007)
Net change in unrealized appreciation (depreciation) on investments	3,591,635	3,252,405

Net Realized and Unrealized Gain on Investments	2,461,275	764,398

Net Increase in Net Assets Resulting From Operations	$6,938,117	$14,124,434

See notes to financial statements.

Certified Annual Report    11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$4,476,842	$4,837,241
Net realized loss on investments sold	(1,130,360)	(50,733)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	3,591,635	(360,311)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,938,117	4,426,197

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,111,314)	(3,504,156)
Class B Shares	(43,700)	(27,495)
Class C Shares	(730,241)	(737,598)
Class I Shares	(557,507)	(465,896)
Class R3 Shares	(134,180)	(102,096)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(16,914,982)	(31,185,601)
Class B Shares	69,320	594,525
Class C Shares	19,577	(7,610,351)
Class I Shares	797,088	(1,162,905)
Class R3 Shares	730,067	586,260

Net Decrease in Net Assets	(12,937,755)	(39,189,116)

NET ASSETS:
Beginning of year	153,011,764	192,200,880

End of year	$140,074,009	$153,011,764

Undistributed net investment income	$30,440	$110,307

See notes to financial statements.

12    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$13,360,036	$14,631,799
Net realized loss on investments sold	(2,488,007)	(113,993)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	3,252,405	(4,147,964)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,124,434	10,369,842

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,108,149)	(8,047,005)
Class C Shares	(1,590,499)	(1,957,921)
Class I Shares	(4,559,897)	(4,507,364)
Class R3 Shares	(201,476)	(119,509)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(35,890,344)	(19,776,336)
Class C Shares	(3,689,930)	(14,283,087)
Class I Shares	(8,312,790)	13,217,562
Class R3 Shares	2,841,946	1,198,886

Net Decrease in Net Assets	(44,386,705)	(23,904,932)

NET ASSETS:
Beginning of year	349,897,753	373,802,685

End of year	$305,511,048	$349,897,753

Undistributed net investment income	$29,903	$111,720

See notes to financial statements.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. Each class of shares of a fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administrative fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. Quotations for any foreign debt securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Funds, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007

received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown.

However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $4,276, $5,603, $12,488, $10,838, and $26,931 for the Class A, B, C, I, and R3 shares, respectively, of the Government Fund and $153,495, $58,451, $45,884, and $34,850 for the Class A, C, I, and R3 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Funds that they earned net commissions aggregating $1,454 from the sale of Class A shares of the Government Fund, $1,181 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $3,479 and $2,221 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services.

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007

The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statements of Operations. Distribution fees of $124,029 and $206,289, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2007, fees paid indirectly were $14,192 for the Government Fund and $16,160 for the Income Fund. These figures may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,276,492	$16,340,009	1,127,442	$14,273,031
Shares issued to shareholders in reinvestment of dividends	190,598	2,442,071	210,223	2,662,638
Shares repurchased	(2,790,433)	(35,697,062)	(3,799,025)	(48,121,270)

Net Increase (Decrease)	(1,323,343)	$(16,914,982)	(2,461,360)	$(31,185,601)

Class B Shares
Shares sold	67,148	$859,574	85,374	$1,076,317
Shares issued to shareholders in reinvestment of dividends	2,341	29,948	1,620	20,478
Shares repurchased	(64,214)	(820,202)	(39,667)	(502,270)

Net Increase (Decrease)	5,275	$69,320	47,327	$594,525

Class C Shares
Shares sold	805,083	$10,391,015	435,047	$5,539,917
Shares issued to shareholders in reinvestment of dividends	44,908	578,910	44,361	565,288
Shares repurchased	(849,163)	(10,950,348)	(1,076,447)	(13,715,556)

Net Increase (Decrease)	828	$19,577	(597,039)	$(7,610,351)

Class I Shares
Shares sold	449,065	$5,745,316	284,094	$3,589,619
Shares issued to shareholders in reinvestment of dividends	36,249	464,437	31,981	405,096
Shares repurchased	(422,642)	(5,412,665)	(407,147)	(5,157,620)

Net Increase (Decrease)	62,672	$797,088	(91,072)	$(1,162,905)

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	202,447	$2,596,860	146,432	$1,860,958
Shares issued to shareholders in reinvestment of dividends	10,191	130,690	7,844	99,399
Shares repurchased	(155,073)	(1,997,483)	(108,414)	(1,374,097)

Net Increase (Decrease)	57,565	$730,067	45,862	$586,260

INCOME FUND

Class A Shares
Shares sold	2,831,583	$34,951,535	3,250,026	$40,085,247
Shares issued to shareholders in reinvestment of dividends	452,077	5,583,769	494,039	6,098,155
Shares repurchased	(6,196,310)	(76,425,648)	(5,340,874)	(65,959,738)

Net Increase (Decrease)	(2,912,650)	$(35,890,344)	(1,596,809)	$(19,776,336)

Class C Shares
Shares sold	590,334	$7,262,571	563,413	$6,944,987
Shares issued to shareholders in reinvestment of dividends	93,760	1,156,118	108,235	1,333,999
Shares repurchased	(982,996)	(12,108,619)	(1,830,119)	(22,562,073)

Net Increase (Decrease)	(298,902)	$(3,689,930)	(1,158,471)	$(14,283,087)

Class I Shares
Shares sold	1,954,926	$24,120,287	2,696,403	$33,258,881
Shares issued to shareholders in reinvestment of dividends	335,119	4,139,507	334,633	4,129,810
Shares repurchased	(2,957,329)	(36,572,584)	(1,956,476)	(24,171,129)

Net Increase (Decrease)	(667,284)	$(8,312,790)	1,074,560	$13,217,562

Class R3 Shares
Shares sold	320,679	$3,961,502	143,837	$1,782,628
Shares issued to shareholders in reinvestment of dividends	13,801	170,430	7,699	95,044
Shares repurchased	(104,551)	(1,289,986)	(54,991)	(678,786)

Net Increase (Decrease)	229,929	$2,841,946	96,545	$1,198,886

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $59,760,115 and $63,773,956, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $128,599,724 and $142,796,119, respectively.

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$139,054,145	$306,384,532

Gross unrealized appreciation on a tax basis	$855,608	$2,266,245
Gross unrealized depreciation on a tax basis	(1,235,132)	(3,255,088)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(379,524)	$(988,843)

Distributable earnings ordinary income	$30,441	$29,903

At September 30, 2007, the Government Fund had tax basis losses, which may be carried over to offset future capital gains. Such capital loss carryovers expire as follows:

2009	$674,873
2010	13,611
2014	3,770
2015	108,190

$800,444

At September 30, 2007, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such capital loss carryovers expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980
2014	601,391
2015	178,155

$3,862,624

As of September 30, 2007, the Government Fund had deferred capital losses occurring subsequent to October 31, 2006 of $1,147,640. For tax purposes, such losses will be reflected in the year ending September 30, 2008. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

As of September 30, 2007, the Income Fund had deferred capital losses occurring subsequent to October 31, 2006 of $2,433,792. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

In order to account for book/tax differences, the Government Fund increased undistributed net investment income by $20,233 and increased accumulated net realized (loss) by $20,233. The Income Fund increased undistributed net investment income by $18,168 and increased accumulated net realized loss by $18,168. This reclass has no impact on the net asset value of the Funds. Reclassifications result primarily from paydown losses.

For tax purposes, distributions for the year ended September 30, 2007 and September 30, 2006, were paid from ordinary income.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Funds, should recognize, measure, present and disclose in their financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for their fiscal year beginning after December 15, 2006, which for the Funds is March 31, 2008. As of the date of this report, management of the Funds have not identified any material effect on the Funds’ financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

18    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class I Shares:	2007	2006	2005	2004	2003
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$12.75	$12.76	$13.01	$13.22	$13.27

Income from investment operations:
Net investment income	0.44	0.41	0.36	0.39	0.51
Net realized and unrealized gain (loss) on investments	0.23	(0.01)	(0.24)	(0.21)	(0.05)

Total from investment operations	0.67	0.40	0.12	0.18	0.46

Less dividends from:
Net investment income	(0.45)	(0.41)	(0.37)	(0.39)	(0.51)

Change in net asset value	0.22	(0.01)	(0.25)	(0.21)	(0.05)

NET ASSET VALUE, end of year	$12.97	$12.75	$12.76	$13.01	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return	5.35%	3.19%	0.95%	1.37%	3.51%
Ratios to average net assets:
Net investment income	3.45%	3.22%	2.82%	2.95%	3.77%
Expenses, after expense reductions	0.68%	0.68%	0.68%	0.67%	0.64%
Expenses, after expense reductions and net of custody credits	0.67%	0.65%	0.67%	0.67%	0.62%
Expenses, before expense reductions	0.74%	0.78%	0.80%	0.77%	0.82%

Portfolio turnover rate	43.35%	7.47%	18.00%	12.39%	35.06%

Net assets at end of year (000)	$15,963	$14,900	$16,075	$12,905	$13,085

See notes to financial statements.

Certified Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	Year Ended September 30,
Class I Shares:	2007	2006	2005	2004	2003
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$12.37	$12.51	$12.80	$12.99	$12.79

Income from investment operations:
Net investment income	0.54	0.54	0.51	0.47	0.55
Net realized and unrealized gain (loss) on investments	0.04	(0.14)	(0.29)	(0.19)	0.20

Total from investment operations	0.58	0.40	0.22	0.28	0.75

Less dividends from:
Net investment income	(0.55)	(0.54)	(0.51)	(0.47)	(0.55)

Change in net asset value	0.03	(0.14)	(0.29)	(0.19)	0.20

NET ASSET VALUE, end of year	$12.40	$12.37	$12.51	$12.80	$12.99

RATIOS/SUPPLEMENTAL DATA

Total return	4.76%	3.30%	1.77%	2.29%	5.89%
Ratios to average net assets:
Net investment income	4.39%	4.38%	3.85%	3.64%	4.23%
Expenses, after expense reductions	0.67%	0.68%	0.67%	0.67%	0.69%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.67%	0.67%	0.69%
Expenses, before expense reductions	0.72%	0.72%	0.72%	0.72%	0.76%

Portfolio turnover rate	41.55%	6.77%	23.16%	22.73%	18.86%

Net assets at end of year (000)	$103,530	$111,535	$99,396	$90,025	$59,473

See notes to financial statements.

20    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2007

CUSIPS: Class A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699, CLASS R3 - 885-215-491 NASDAQ SYMBOLS: CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS R3 - LTURX

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 45.13%
United States Treasury Notes, 2.625% due 5/15/2008	$9,000,000	$8,915,625
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,238,281
United States Treasury Notes, 3.625% due 1/15/2010	16,000,000	15,873,751
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,277,969
United States Treasury Notes, 4.625% due 10/31/2011	2,000,000	2,035,000
United States Treasury Notes, 3.625% due 5/15/2013	11,000,000	10,658,828
United States Treasury Notes, 4.75% due 5/15/2014	3,000,000	3,067,734
United States Treasury Notes, 4.875% due 8/15/2016	6,000,000	6,142,031

TOTAL U.S. TREASURY SECURITIES (Cost $63,549,400)		63,209,219

U.S. GOVERNMENT AGENCIES — 53.87%
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	220,876
Federal Farm Credit Bank, 5.875% due 7/28/2008	1,900,000	1,917,033
Federal Farm Credit Bank, 5.87% due 9/2/2008	1,300,000	1,312,919
Federal Farm Credit Bank, 5.35% due 12/11/2008	200,000	201,876
Federal Farm Credit Bank, 5.80% due 3/19/2009	300,000	305,714
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	363,462
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	255,311
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	151,215
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,264,318
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,022,017
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	203,976
Federal Home Loan Bank, 5.125% due 4/29/2009	1,750,000	1,767,315
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,746,400
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00% due 8/15/2022	953,914	983,724
Federal Home Loan Mtg Corp., CMO Series 1616 Class E, 6.50% due 11/15/2008	450,822	453,760
Federal Home Loan Mtg Corp., CMO Series 2592 Class PD, 5.00% due 7/15/2014	1,000,000	1,000,317
Federal Home Loan Mtg Corp., CMO Series 2744 Class JG, 5.00% due 8/15/2032	1,500,000	1,451,930
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,192,858	1,167,867
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	1,567,113	1,577,295
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50% due 7/15/2031	3,000,000	2,998,064
Federal Home Loan Mtg Corp., CMO Series 3078 Class PC, 5.50% due 11/15/2030	2,250,000	2,249,987
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	5,000,000	4,997,392
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	1,000,000	1,014,476
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50% due 10/15/2032	2,000,000	1,988,825
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00% due 1/15/2031	2,000,000	2,029,838
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50% due 12/15/2020	3,859,067	3,823,530
Federal Home Loan Mtg Corp., Pool # 141016, 9.25% due 11/1/2016	20,499	22,484
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	39,571	42,606
Federal Home Loan Mtg Corp., Pool # 160043, 8.75% due 4/1/2008	393	392
Federal Home Loan Mtg Corp., Pool # 181730, 8.50% due 5/1/2008	1,287	1,284
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	14,486	15,206
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	24,891	28,464
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	30,468	31,217
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	35,920	37,552
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008	4,927	5,028

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2007

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool # E61778, 6.50% due 4/1/2008	$1,166	$1,190
Federal National Mtg Assoc, 5.125% due 12/8/2008	3,665,000	3,688,674
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	67,634	67,758
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	55,202	55,657
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	111,839	113,589
Federal National Mtg Assoc CMO Series 2003-92 Class KH, 5.00% due 3/25/2032	2,000,000	1,940,130
Federal National Mtg Assoc CMO Series 2004-35 Class CA, 4.00% due 12/25/2017	2,068,435	1,998,800
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	2,916,000	2,957,444
Federal National Mtg Assoc CPI Floating Rate Note, 3.50% due 2/17/2009	3,000,000	2,943,720
Federal National Mtg Assoc REMIC Series 2006-B1 Class AB, 6.00% due 6/25/2016	3,554,675	3,626,386
Federal National Mtg Assoc, Pool # 008307, 8.00% due 5/1/2008	3,510	3,510
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	33,814	36,126
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	28,711	29,825
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	37,014	38,346
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	68,448	74,907
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	3,852	3,944
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	33,546	33,926
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	27,452	30,350
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021	21,435	22,354
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	27,230	28,179
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	6,632	6,662
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	20,150	20,269
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	31,564	32,155
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	59,386	60,275
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	142,708	146,599
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	5,762	5,796
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	33,023	33,620
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	12,665	12,689
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	28,098	28,676
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	290,849	306,410
Federal National Mtg Assoc, Pool # 345775, 8.50% due 12/1/2024	3,151	3,166
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	7,780	7,945
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	601,355	612,382
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,026,627	1,027,483
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,084,787	3,056,382
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	148,361	158,081
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	100,058	103,375
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	148,644	148,591
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	65,309	66,463
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	250,553	251,004
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	51,550	54,582
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	23,091	23,239
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	20,493	21,000
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	26,959	27,517
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	26,319	27,078
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	41,213	42,065
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	30,487	31,977
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	73,727	76,938
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008	3,140	3,143
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	68,077	69,686
Overseas Private Investment Corp., 4.10% due 11/15/2014	1,876,800	1,836,862
Private Export Funding Corp., 5.685% due 5/15/2012	5,000,000	5,219,295
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,738,356

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2007

Issuer-Description	Principal Amount	Value
Tennessee Valley Authority, 4.75% due 8/1/2013	$3,000,000	$3,016,063
United States Department of Housing & Urban Development, 3.51% due 8/1/2008	850,000	841,093

TOTAL U.S. GOVERNMENT AGENCIES (Cost $75,504,745)		75,465,402

TOTAL INVESTMENTS — 99.00% (Cost $139,054,145)		$138,674,621

OTHER ASSETS LESS LIABILITIES — 1.00%		1,399,388

NET ASSETS — 100.00%		$140,074,009

Footnote Legend

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

Certified Annual Report    23

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2007

CUSIPS: Class A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS R3 - 885-215-483

NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS R3 - THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. TREASURY SECURITIES — 8.07%
United States Treasury Notes, 3.625% due 1/15/2008	Aaa/AAA	$2,578,680	$2,575,352
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,512,305
United States Treasury Notes, 4.75% due 5/15/2014	Aaa/AAA	5,000,000	5,112,890
United States Treasury Notes, 5.125% due 5/15/2016	Aaa/AAA	5,000,000	5,209,375
United States Treasury Notes, 4.875% due 8/15/2016	Aaa/AAA	10,000,000	10,236,719

TOTAL U.S. TREASURY SECURITIES (Cost $24,305,202)			24,646,641

U.S. GOVERNMENT AGENCIES — 6.14%
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	501,797
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	75,407
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	302,411
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	251,144
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	200,852
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	75,699
Federal Home Loan Bank, 4.50% due 12/15/2008	Aaa/AAA	3,000,000	2,998,056
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	86,871
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,192,858	1,167,867
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	Aaa/AAA	2,000,000	2,028,952
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	19,293	19,557
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	17,928	18,324
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	18,261	18,591
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,314,030	2,321,658
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	122,788	122,663
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	30,955	31,748
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	527,396	528,530
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	Aaa/AAA	3,000,000	3,042,638
Federal National Mtg Assoc CPI Floating Rate Note, 3.50% due 2/17/2009	Aaa/AAA	5,000,000	4,906,200
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	24,327	25,745
Government National Mtg Assoc, Pool # 827148, 6.375% due 2/20/2024	Aaa/AAA	37,805	38,008

TOTAL U.S. GOVERNMENT AGENCIES (Cost $18,861,503)			18,762,718

ASSET BACK SECURITIES — 10.96%
American Honda Finance Corp., 5.125% due 12/15/2010	Aa3/A+	1,500,000	1,520,854
Bear Stearns Mtg Series 2004-3 Class 1-A2, 5.756% due 7/25/2034	Aaa/AAA	785,659	787,187
Countrywide Home Loan Series 2004 Class 1-A, 5.671% due 7/20/2034	Aaa/AAA	1,174,966	1,186,672
FNBC Pass Through Trust Series 1993 A, 8.08% due 1/5/2018	Aa3/AA-	1,103,381	1,268,811
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 3.764% due 2/25/2034	NR/AAA	682,018	649,375
IHOP Franchising LLC Series 2007-1A Class A1, 5.144% due 3/20/2037	Aaa/AAA	3,000,000	2,969,971
JP Morgan Chase Commercial Mtg Series 2004-C3 Class A-5, 4.878% due 1/15/2042	Aaa/NR	5,000,000	4,820,300
Legg Mason Mortgage Capital Corp., 7.01% due 6/1/2009	NR/NR	1,714,286	1,714,286
Small Business Administration, 4.638% due 2/10/2015	NR/NR	2,591,765	2,532,860
Wachovia Bank Commercial Mtg Trust Series 2005-C21 Class A-4, 5.385% due 10/15/2044	Aaa/AAA	5,000,000	4,936,116
Wachovia Bank Commercial Mtg Trust Series 2005-C22 Class A-4, 5.266% due 12/15/2044	Aaa/AAA	5,000,000	4,963,937
Washington Mutual Series 03-AR10 Class-A4, 4.057% due 10/25/2033	Aaa/AAA	529,148	527,449
Washington Mutual Series 03-AR5 Class-A6, 3.695% due 6/25/2033	Aaa/AAA	3,207,569	3,179,498

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Mutual Series 05-AR4 Class-A4b, 4.672% due 4/25/2035	Aaa/AAA	$830,000	$815,743
Wells Fargo Mortgage Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	1,625,182	1,625,446

TOTAL ASSET BACK SECURITIES (Cost $33,494,446)			33,498,505

CORPORATE BONDS — 56.67%

BANKS — 4.30%

COMMERCIAL BANKS — 4.30%
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa2/AA-	2,500,000	2,456,703
Household Finance Corp., 6.40% due 9/15/2009	Aa3/AA-	400,000	408,022
Household Finance Corp. CPI Floating Rate Note, 3.73% due 8/10/2009	Aa3/AA-	5,000,000	4,775,100
National City Bank, 7.25% due 7/15/2010	NR/A	2,000,000	2,099,352
National Westminster Bank, 7.375% due 10/1/2009	Aa1/AA-	715,000	753,203
Nations Bank Corp., 7.23% due 8/15/2012	Aa1/AA	250,000	269,448
US Bank, 6.30% due 7/15/2008	Aa2/AA	400,000	402,234
Whitney National Bank, 5.875% due 4/1/2017	A3/BBB	2,000,000	1,963,830

			13,127,892

CAPITAL GOODS — 7.19%

ELECTRICAL EQUIPMENT — 0.62%
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	818,300
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,059,372
INDUSTRIAL CONGLOMERATES — 2.94%
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	208,546
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,957,602
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	419,889
General Electric Capital Corp. Floating Rate Note, 5.814% due 12/15/2009	Aaa/AAA	1,000,000	996,435
General Electric Capital Corp. Floating Rate Note, 4.80% due 5/30/2008	Aaa/AAA	494,000	487,001
General Electric Capital Corp. Floating Rate Note, 4.207% due 3/2/2009	Aaa/AAA	5,000,000	4,925,000
MACHINERY — 3.63%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	250,414
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	188,322	204,211
Illinois Tool Works Cupids Financing Trust, 6.55% due 12/31/2011	Aa3/NR	5,000,000	5,165,360
John Deere Capital Corp. Floating Rate Note, 5.849% due 6/10/2008	A2/A	4,415,000	4,424,236
Pentair, Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,056,549

			21,972,915

COMMERCIAL SERVICES & SUPPLIES — 1.17%

COMMERCIAL SERVICES & SUPPLIES — 1.17%
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	250,819
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,034,213
Waste Management, Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	749,367
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	529,204
Waste Management, Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,012,968

			3,576,571

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
CONSUMER DURABLES & APPAREL — 0.75%

TEXTILES, APPAREL & LUXURY GOODS — 0.75%
Nike, Inc., 5.15% due 10/15/2015	A2/A+	$2,315,000	$2,280,590

			2,280,590

CONSUMER SERVICES — 1.32%

HOTELS, RESTAURANTS & LEISURE — 1.32%
Dunkin 2006-1 Class A2, 5.779% due 6/20/2031	Aaa/AAA	4,000,000	4,024,348

			4,024,348

DIVERSIFIED FINANCIALS — 11.67%

CAPITAL MARKETS — 5.24%
Bear Stearns Co., Inc., 4.50% due 10/28/2010	A1/A+	1,500,000	1,454,343
Goldman Sachs Group, Inc., 5.625% due 1/15/2017	A1/A+	2,000,000	1,940,498
Lehman Brothers Holdings, Inc., 6.00% due 7/19/2012	A1/A+	1,500,000	1,523,251
Lehman Brothers Holdings, Inc., 3.50% due 8/7/2008	A1/A+	700,000	691,349
Merrill Lynch & Co. Floating Rate Note, 5.89% due 8/14/2009	Aa3/AA-	2,000,000	1,990,776
Merrill Lynch & Co. CPI Floating Rate Note, 3.847% due 3/2/2009	Aa3/AA-	3,000,000	2,914,950
Morgan Stanley Group, Inc., 5.485% due 1/18/2008	Aa3/AA-	5,000,000	4,995,845
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	504,067
CONSUMER FINANCE — 3.54%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	196,051
Capital One Bank, 6.70% due 5/15/2008	A2/A-	2,025,000	2,040,868
SLM Corp. Floating Rate Note, 5.57% due 7/25/2008	Baa1/BBB+	3,000,000	2,958,324
SLM Corp. Floating Rate Note, 4.69% due 9/15/2008	Baa1/BBB+	1,675,000	1,606,650
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	2,450,000	2,437,701
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	784,800
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	795,171
DIVERSIFIED FINANCIAL SERVICES — 2.89%
Bank of America Institutional Series B, 7.70% due 12/31/2026	Aa2/A+	2,000,000	2,075,600
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa2/AA-	1,465,000	1,443,480
JP Morgan Chase Co. CPI Floating Rate Note, 4.09% due 6/28/2009	Aa2/AA-	5,000,000	4,940,500
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AAA	375,000	368,694

			35,662,918

ENERGY — 2.30%

ENERGY EQUIPMENT & SERVICES — 0.64%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A3/BBB+	2,000,000	1,971,940
OIL, GAS & CONSUMABLE FUELS — 1.66%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	524,784
Enbridge, Inc., 5.80% due 6/15/2014	Baa1/A-	2,000,000	1,993,336
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BBB-	250,000	265,512
Murphy Oil Corp., 6.375% due 5/1/2012	Baa3/BBB	750,000	781,117
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A-	250,000	272,446
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A-	900,000	1,021,953

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Union Oil Co. California, 7.90% due 4/18/2008	Aa2/BBB+	$200,000	$202,953

			7,034,041

FOOD & STAPLES RETAILING — 0.30%

FOOD & STAPLES RETAILING — 0.30%
Wal-Mart Stores, Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	930,322

			930,322

FOOD, BEVERAGE & TOBACCO — 1.79%

BEVERAGES — 0.69%
Anheuser Busch Co., Inc., 4.375% due 1/15/2013	A2/A	2,000,000	1,902,736
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	204,499
FOOD PRODUCTS — 1.10%
Conagra, Inc., 7.875% due 9/15/2010	Baa2/BBB+	100,000	107,668
General Mills, 5.50% due 1/12/2009	Baa1/BBB+	300,000	301,636
Kraft Foods, Inc., 6.00% due 2/11/2013	Baa2/A-	2,000,000	2,058,880
Sara Lee Corp., 6.00% due 1/15/2008	Baa1/BBB+	900,000	900,928

			5,476,347

HOUSEHOLD & PERSONAL PRODUCTS — 0.65%

HOUSEHOLD PRODUCTS — 0.65%
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	1,984,926

			1,984,926

INSURANCE — 8.40%

INSURANCE — 8.40%
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	962,253
Hartford Financial Services Group, Inc. Senior Note, 4.625% due 7/15/2013	A2/A	1,000,000	953,410
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,482,690
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	2,000,000	1,951,550
International Lease Finance Corp. Floating Rate Note, 5.76% due 1/15/2010	A1/AA-	4,050,000	4,037,737
Liberty Mutual Group, Inc., 5.75% due 3/15/2014	Baa2/BBB	1,000,000	978,088
Lincoln National Corp., 4.75% due 2/15/2014	A3/A+	1,000,000	958,114
Pacific Life Global Funding CPI Floating Rate Note, 4.867% due 2/6/2016	Aa3/AA	8,000,000	7,339,120
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	738,811
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,936,028
UnumProvident Corp., 7.625% due 3/1/2011	Ba1/BB+	1,257,000	1,338,280

			25,676,081

MATERIALS — 1.38%

CHEMICALS — 0.74%
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	352,468
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	1,000,000	977,470
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	306,136

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	$635,000	$636,949
METALS & MINING — 0.64%
BHP Billiton Finance, 5.40% due 3/29/2017	A1/A+	2,000,000	1,950,046

			4,223,069

MEDIA — 1.62%

MEDIA — 1.62%
AOL Time Warner, Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	779,544
Comcast Corp., 6.30% due 11/15/2017	Baa2/BBB+	1,000,000	1,016,434
EW Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	81,159
Thomson Corp., 4.25% due 8/15/2009	Baa1/A-	2,900,000	2,848,409
Time Warner, Inc., 8.05% due 1/15/2016	Baa2/BBB+	200,000	223,811

			4,949,357

MISCELLANEOUS — 1.45%

MISCELLANEOUS — 1.17%
Stanford University, 5.85% due 3/15/2009	Aaa/NR	3,500,000	3,573,370
YANKEE — 0.28%
Nova Scotia Province Canada, 5.75% due 2/27/2012	Aa2/A+	500,000	519,276
Ontario Province Canada, 3.282% due 3/28/2008	Aa1/AA	335,000	332,829

			4,425,475

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.75%

PHARMACEUTICALS — 0.75%
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	481,932
Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 4.537% due 2/1/2014	Baa1/A+	2,000,000	1,794,900

			2,276,832

RETAILING — 1.02%

DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A1/A+	100,000	101,280
SPECIALTY RETAIL — 0.99%
Lowe’s Companies Inc., 6.10% due 9/15/2017	A1/A+	3,000,000	3,031,089

			3,132,369

SOFTWARE & SERVICES — 1.08%

IT SERVICES — 1.08%
Computer Sciences Corp., 6.25% due 3/15/2009	Baa1/A-	300,000	303,122
Computer Sciences Corp., 3.50% due 4/15/2008	Baa1/A-	2,000,000	1,973,518
Electronic Data Systems Corp., 6.50% due 8/1/2013	Ba1/BBB-	1,000,000	1,008,929

			3,285.569

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 0.50%

COMMUNICATIONS EQUIPMENT — 0.33%
Cisco Systems, Inc., 5.25% due 2/22/2011	A1/A+	$1,000,000	$1,009,302
ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.17%
Jabil Circuit, Inc., 5.875% due 7/15/2010	Ba1/BBB-	500,000	504,596

			1,513,898

TELECOMMUNICATION SERVICES — 0.32%

WIRELESS TELECOMMUNICATION SERVICES — 0.32%
Vodafone Group plc, 5.625% due 2/27/2017	Baa1/A-	1,000,000	971,961

			971,961

TRANSPORTATION — 0.06%

AIRLINES — 0.06%
Continental Airlines Pass Through Certificate Series 1997-4 Class 4-A, 6.90% due 1/2/2018	Baa2/BBB+	169,258	173,066

			173,066

UTILITIES — 8.65%

ELECTRIC UTILITIES — 6.40%
AEP Texas Central Transition Bond A1, 4.98% due 1/1/2010	Aaa/AAA	2,206,251	2,209,362
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	179,029
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,011,274
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa2/BBB	975,000	959,631
Entergy Gulf States, Inc., 5.12% due 8/1/2010	Baa3/BBB+	1,800,000	1,785,121
Great River Energy 1st Mtg Series 2007-A, 5.829% due 7/1/2017 (Insured: MBIA)	Aaa/NR	5,000,000	5,111,300
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	867,215
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	958,100
MP Environmental, 4.982% due 7/1/2014	Aaa/AAA	5,000,000	4,975,000
PSI Energy, Inc., 7.85% due 10/15/2007	Baa1/A-	500,000	500,373
GAS UTILITIES — 0.21%
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A-	425,000	429,147
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	219,005
MULTI-UTILITIES — 2.04%
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,799,954
Union Electric Co., 4.65% due 10/1/2013	A3/BBB-	2,000,000	1,886,954
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	351,102
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa3/A	1,150,000	1,183,702

			26,426,269

TOTAL CORPORATE BONDS (Cost $174,340,671)			173,124,816

TAXABLE MUNICIPAL BONDS — 17.34%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	2,975,000	3,179,353
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	297,720
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	119,293

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	$37,000	$37,287
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	170,000	172,054
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	158,661
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	311,091
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,545,000	1,518,148
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	249,263
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	149,582
Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	905,580
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011 (ETM)	NR/NR	240,000	237,710
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011 (ETM)	NR/NR	245,000	241,734
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012 (ETM)	NR/NR	515,000	511,560
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013 pre-refunded 6/15/2013	NR/NR	540,000	538,245
Grant County Washington Water Public Utility District 2 Series Z, 5.14% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	1,015,000	1,006,362
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	363,489
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	303,627
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	244,657
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	313,869
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,343,949
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	502,190
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	564,995
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	371,223
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured: AMBAC)	Aaa/AAA	2,775,000	2,758,156
Los Angeles County California Pension Series C, 0% due 6/30/2008 (Insured: MBIA)	Aaa/AAA	300,000	288,981
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech Development Center)	NR/NR	100,000	101,155
Menasha Wisconsin, 5.60% due 9/1/2010 (Steam Utility)	NR/NR	2,805,000	2,814,649
Mississippi Development Bank Special Obligation Refinance Taxable Harrison County B, 5.21% due 7/1/2013 (Insured: FSA)	NR/AAA	1,200,000	1,199,484
Missouri State Development Finance Board Series A, 5.45% due 3/1/2011 (Crackerneck Creek)	NR/A+	1,090,000	1,098,644
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA	100,000	99,482
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A1/A-	650,000	646,295
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	295,000	325,385
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	90,000	94,528
New Mexico Mortgage Finance Authority Single Family Mortgage I D 2, 5.77% due 1/1/2016 (GNMA/FNMA/FHLMC)	NR/AAA	910,000	921,830
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014 (LOC: Bank of New York)	Aaa/A+	360,000	380,826
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,604,895
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	235,000	233,101
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,386,532
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	836,795
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,213,534
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	355,799
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,600,000	1,626,352
Ohio Housing Financing Agency Mortgage Revenue, 5.20% due 9/1/2014 (GNMA/FNMA)	Aaa/NR	2,395,000	2,361,135
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	235,000	235,409
Ohio State Taxable Development Assistance Series A, 4.88% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	550,000	547,134
Port Walla Walla Revenue, 5.30% due 12/1/2009	NR/NR	235,000	233,508
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	340,996

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2007

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Redlands California Redevelopment Agency Series A, 5.818% due 8/1/2022 (Tax Allocation) (Insured: AMBAC)	NR/AAA	$3,000,000	$3,002,100
Santa Fe County New Mexico Charter School Taxable Series B, 7.55% due 1/15/2010 (ATC Foundation)	NR/NR	190,000	188,634
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,009,480
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	Aa2/AA	1,590,000	1,590,000
Springfield City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured: AMBAC)	Aaa/NR	1,400,000	1,437,212
Springfield City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	Aaa/NR	1,500,000	1,541,280
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	356,981
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa1/AA+	500,000	514,585
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	253,467
University of Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,044,420
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,282,375
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	508,717
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	195,584
Wisconsin State Health & Educational Facilities Taxable Series B, 7.08% due 6/1/2016 (Insured: ACA)	NR/A	2,610,000	2,691,928

TOTAL TAXABLE MUNICIPAL BONDS (Cost $52,928,120)			52,963,010

SHORT TERM INVESTMENTS — 0.78%
Toyota Credit de Puerto Rico, 4.70% due 10/1/2007	A1/P1	2,400,000	2,400,000

TOTAL SHORT TERM INVESTMENTS (Cost $2,400,000)			2,400,000

TOTAL INVESTMENTS — 99.96% (Cost $306,329,942)			$305,395,690

OTHER ASSETS LESS LIABILITIES — 0.04%			115,358

NET ASSETS — 100.00%			$305,511,048

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
CMO	Collateralized Mortgage Obligation
Cupids	Cumulative Undivided Preferred Interests In Debt Securities
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage

See notes to financial statements.

Certified Annual Report    31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Income Funds	September 30, 2007

To the Trustees and Class I Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2007 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
U.S. Government Fund

Class I Shares
Actual	$1,000.00	$1,029.70	$3.37
Hypothetical*	$1,000.00	$1,021.75	$3.36

Income Fund

Class I Shares
Actual	$1,000.00	$1,023.40	$3.39
Hypothetical*	$1,000.00	$1,021.71	$3.39

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for Class I shares (0.66%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term U.S. Government Fund Class I Total Returns, versus

Lehman Brothers Intermediate Government Bond Index and Consumer Price Index

(July 5, 1996 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	5.35%	2.86%	5.12%	5.42%

FUND ATTRIBUTES

as of September 30, 2007

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	3.92%	3.97%	$12.97	$12.97

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Shares are not guaranteed by the U.S. Government.

34    Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Income Fund Class I Total Returns versus

Lehman Brothers Intermediate Government/Credit Index and Consumer Price Index

(July 5, 1996 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2007

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	4.76%	3.59%	5.25%	5.72%

FUND ATTRIBUTES

as of September 30, 2007

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	4.44%	4.23%	$12.40	$12.40

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report    35

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

38    Certified Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s services and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the Fund’s investment performance.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to different categories of mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of securities indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the good performance of the Fund over most measuring periods relative to the two mutual fund categories reviewed, and that while the Fund’s relative performance had fluctuated in recent years due to interest rate changes, the Fund demonstrated good relative long term performance.

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007 (Unaudited)

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of short-intermediate U.S. government mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund was lower to some degree than the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was comparable to the average and median expense ratios for the same fund group. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment advisor reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided

40    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2007 (Unaudited)

to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time, relative to two categories of mutual funds sharing certain comparable characteristics and selected by independent mutual fund analyst firms, and relative to a broad-based securities index and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s above average investment performance in most measurement periods relative to the performance of two categories of fixed income mutual funds selected by independent mutual fund analyst firms, and the Fund’s relative performance against comparative measures of portfolio volatility and return. The Trustees recognized that the performance of the Fund relative to the categories in the most recent year was slightly below the categories’ respective averages, but this appeared attributable to the defensive posture maintained by the Fund in accordance with its objective of safety of capital.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of fixed income mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund was higher to a small extent than the median (but equal to the average) expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, that the management fee was somewhat higher than the average and median fee rates for the same group of funds, but that the differences were not significant in view of the degree of the differences and the Fund’s investment performance. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    41

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report    43

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

TH868

Thornburg Investment Management®
Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

Thornburg Value Fund

Informational Brochure and
Annual Report – September 30, 2007

This Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

★★★★★

Overall Morningstar Rating™
Overall Morningstar rating for Class A shares, based on risk-adjusted returns, uses a weighted average of the Fund's three-, five-, and ten-year ratings; respectively, 5 stars, 4 stars, and 5 stars among 1,646, 1,284, and 566 Large Blend funds, as of 9/30/07.

Thornburg Value Fund

The Value of Experience

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

To determine a fund’s Morningstar Rating™, funds with at least a three-year history are ranked in their categories by their Morningstar Risk-Adjusted Return scores. The top 10% receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10% receive 1 star. The Risk-Adjusted Return accounts for variation in a fund’s performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. Other share classes may have different performance characteristics. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Annual Report.    3

Thornburg Value Fund

Finding Promising Companies at a Discount

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.35%, as disclosed in the most recent Prospectus.

CO-PORTFOLIO MANAGERS

Left to right: Connor Browne, CFA, Bill Fries, CFA, Edward Maran, CFA.

KEY PORTFOLIO ATTRIBUTES

As of 9/30/07

Portfolio P/E Trailing 12-months*	17.2x
Portfolio Price to Cash Flow*	10.9
Portfolio Price to Book Value*	2.9
Median Market Cap*	$33.9 B
7-Year Beta (Thornburg vs. S&P 500)*	0.94
Equity Holdings	41

*	Source: FactSet

Investing is both an art and a science. It requires the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal. Consistent success comes to those who strike a balance between the two. We believe Thornburg Value Fund strikes such a balance.

The Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This strategy has provided material positive returns for shareholders who have been invested since the Fund’s inception in 1995.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIODS ENDED SEPTEMBER 30, 2007

	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs
A Shares (Incep: 10/2/95)
Without Sales Charge	12.92%	22.23%	18.49%	17.85%	10.30%

With Sales Charge	7.84%	16.73%	16.69%	16.77%	9.80%

S&P 500 Index (Since: 10/2/95)	9.13%	16.44%	13.14%	15.45%	6.57%

*	Periods under one year are not annualized.

4    This page is not part of the Annual Report.

on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock develop during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Being diversified in various ways, the Fund is well positioned to take advantage of a broad array of opportunities. Losses in one may be offset by gains in another. Limiting the number of stocks in the portfolio and employing a sell discipline has enabled the Fund to strike an effective balance between risk and reward.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/07

Top Contributors	Top Detractors
Las Vegas Sands Corp.	Caremark Rx, Inc.
Southern Copper Corp.	Motorola, Inc.
Freeport-McMoRan Copper & Gold, Inc.	Pfizer, Inc.
Hertz Global Holdings, Inc.	The Blackstone Group LP
China Mobile Ltd.	Wyeth

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/07

TOP TEN HOLDINGS

As of 9/30/07

Las Vegas Sands Corp.	3.8%
WellPoint, Inc.	3.7%
Citigroup, Inc.	3.2%
DIRECTV Group, Inc.	3.2%
Freddie Mac	3.2%
Freeport-McMoRan Copper & Gold	3.1%
Motorola, Inc.	3.0%
CME Group, Inc.	3.0%
Intel Corp.	3.0%
Google, Inc.	2.9%

BASKET STRUCTURE

As of 9/30/07

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Thornburg Value Fund

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Connor Browne, CFA Co-Portfolio Manager Edward E. Maran, CFA Co-Portfolio Manager

October 15, 2007

Dear Fellow Shareholder:

We are pleased to report that the fiscal year ended September 30, 2007, was a good year for the Thornburg Value Fund. The total return for Class A shares of the Fund was 22.23%, compared with 16.44% for the S&P 500 Index. Looking back just a little further, as fellow shareholders, we are pleased that returns have been consistently good for some time – the Fund has outperformed the S&P 500 Index in twelve consecutive quarters. While we do not expect this to continue indefinitely, we do believe that our focused approach, along with employing our three baskets of value, gives the portfolio the potential to outperform in many different economic environments. Individual stock selection is the key driver of consistent performance in a focused portfolio like the Thornburg Value Fund.

A varied group of stocks contributed to our strong performance. Our top ten stocks during the year operate in seven different sectors. That said, four of our top ten contributors to performance were Materials stocks (Southern Copper Corp., Freeport-McMoRan Copper & Gold Inc., Alcoa Inc., and Air Products & Chemicals Inc.). Even with the good sector performance, our combined exposure to the Energy and Materials sectors has declined over the course of the year, primarily due to sales of a number of our holdings as they reached price targets.

Las Vegas Sands Corp. had another great year and was our top single contributor. Progress continues in the development of the Cotai Strip in Macau, China, where Sands opened their newest casino, the Venetian Macau, just as our fiscal year ended. The grand opening was an impressive and encouraging event (Bill Fries attended). We continue to see greater value in future casino developments than is reflected in the company’s stock price. Hertz Global Holdings Inc. has performed well for the Fund since the company’s November 2006 stock market debut. The news coverage of the company’s Initial Public Offering was decidedly negative as the news media contended that private equity holders that were selling shares had made too much, too quickly. We took advantage of the negative sentiment and purchased shares at what we believed was a significant discount to fair value. Hertz has a leading share in on-airport car rentals in the U.S., and has an interesting and growing equipment rental business. New management is driving operational improvements that are building on the company’s leading brand.

Two emerging franchise stocks were among our top contributors – Cytyc Corp. and China Mobile Ltd. Cytyc is a medical device company focused on women’s health with a number of different products that have generated consistent, recurring revenue streams for the company. The company makes most of its money on “consumables” related to a number of different medical procedures. Once a doctor or a lab chooses to use their product for a procedure, Cytyc gets paid each time the doctor treats a patient with the device. This business is a lot like Gillette’s razor/razor blade business. We believed Cytyc deserved a higher valuation based on the compelling characteristics of its business model. Hologic, another publicly traded medical device company, agreed with us. They have agreed to acquire Cytyc at a reasonable premium to the company’s prior market value. The combined company looks interesting to us, and as of the end of the fiscal year, the Fund continued

Certified Annual Report     7

Letter to Shareholders
Continued

to own Cytyc shares. China Mobile has risen dramatically since our initial investment due to favorable business development and rising stock valuations in China. While the Fund primarily invests in U.S. companies, we also invest opportunistically in compelling ideas outside of the United States. China Mobile was one such investment.

Not all of our investments were successful during the fiscal year and we will now take some time to discuss a few of the names that didn’t work. Of our 10 leading detractors to performance, five were sold during the fiscal year when it became evident that business developments were not tracking expectations. Five were still in the portfolio at fiscal year end. While stock price performance for these five has not been inspiring, we believe the firms continue to track towards our investment theses, and we are optimistic that the promise of our original investment theses are still valid.

Four of our leading ten detractors were Financials (Freddie Mac, Wachovia Corp., The Blackstone Group LP, and Capital One Financial Corp.). Freddie Mac and Wachovia have been buffeted from the turbulence in the asset backed securities market. Blackstone is a major player in the private equity space, which concerns investors because the access of private equity deals to funding has diminished. But concurrent with the difficult financing environment we are seeing potential for Blackstone to face less competition for attractive deals, for acquisitions to be consummated at more attractive prices, and for Blackstone to take advantage of its financial strength to do deals that less well-funded entities could not accomplish. Finally, we sold Capital One because we found a more compelling investment opportunity. The financial sector is facing real risks and headwinds related to rising credit costs, decreasing liquidity, and changes in the structure of the markets for financial derivatives. Investors have sought to decrease exposure to the financial sector, in general, and especially to anything related to mortgage finance. We believe, however, that in this turbulent environment there will be winners as well as losers. Those companies that were not over-exposed to the areas of the credit markets that are experiencing problems may be able to capitalize on the change in the competitive landscape that has occurred.

Two large cap U.S. pharmaceutical companies also appeared in our bottom ten (Pfizer Inc. and Wyeth). Both were sold following negative developments regarding significant pipeline candidates. Both companies face patent expiration on their largest drugs (Pfizer’s Lipitor and Wyeth’s Effexor). In both cases we were enthused about the candidates that we thought could fill the void and generate significant revenues for the companies. These drugs were either pulled from development or delayed by the FDA. While the FDA has seemingly been very tough on new compound approvals of late, we think most of the concern involves treatments that show benefit, but not for significant, near-term, life-threatening disease states. Two of our newest holdings in the Fund, Genentech Inc. and Roche Holdings AG, are focused on cancer treatments. We think that each company’s pipeline candidates are at less risk to adverse approval decisions because these drugs treat very ill patients and have significant survival benefits.

Related to housing and the credit markets, we thought we’d share commentary from our first monthly comments of this past fiscal year (October 2006), related to our investment in Toll Brothers. It is illustrative of our investment approach.

The recent performance of housing related stocks (they have done well) is somewhat perplexing to us, as we continue to be fearful for the outlook of that sector. Cancellations remain at or near historic highs for public builders, even as the October unemployment reading notched a five-year low (4.4%). We ended our relatively brief investment in the homebuilders during September when we sold our Toll Brothers position. We initiated a limited position earlier in the year, and were happy to be able to exit that position very close to cost even as our downside fundamental scenario had developed. We continue to hope for the opportunity to reenter the homebuilder space if presented with a more compelling risk-reward tradeoff. With the housing sector our main concern in

8    Certified Annual Report

an otherwise strong domestic backdrop, we continue to like the environment for U.S. stocks, and in particular those owned by the Thornburg Value Fund.

This excerpt is a nice example of a few of the keys to our investment philosophy. We believe one of the most important forms of risk management in the portfolio is stock selection, and it served us well here. We like to buy stocks when they are out of favor – Toll Brothers was out of favor on our initial investment, which is partly why we were able to escape unscathed even as fundamentals developed worse than we had envisioned. We employ an effective sell discipline. When fundamentals deteriorated, we sold the stock. That sale preserved value for our shareholders, as the stock has traded lower over the last year.

The economic environment today is admittedly difficult. The cases for both a domestic recession and accelerating inflation are easily supported. Nevertheless, prospects for companies that are positioned to benefit from global, as well as domestic, growth may continue to be bright. Despite a challenging economic environment, earnings improvement and interest rate levels will play the major role in determining future stock price levels. We are optimistic about the outlook for the companies in our portfolio and believe that the philosophy of finding promising companies at a discount to intrinsic value has the potential to continue to yield attractive results for investors over time.

We invite you to visit our web site at www.thornburg.com where you will find useful information on the Thornburg Value Fund as well our other funds and investment topics.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2007

ASSETS
Investments at value (cost $4,330,341,633) (Note 2)	$4,985,527,504
Cash	741,618
Receivable for investments sold	31,069,244
Receivable for fund shares sold	27,147,696
Dividends receivable	3,597,065
Prepaid expenses and other assets	79,684

Total Assets	5,048,162,811

LIABILITIES
Payable for securities purchased	30,978,201
Payable for fund shares redeemed	10,597,367
Payable to investment advisor and other affiliates (Note 3)	4,127,159
Accounts payable and accrued expenses	817,264
Dividends payable	4,004

Total liabilities	46,523,995

NET ASSETS	$5,001,638,816

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,143,362
Net unrealized appreciation on investments	655,185,871
Accumulated net realized gain (loss)	445,392,295
Net capital paid in on shares of beneficial interest	3,898,917,288

$5,001,638,816

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Value Fund	September 30, 2007

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,599,976,479 applicable to 36,226,613 shares of beneficial interest outstanding – Note 4)	$44.17
Maximum sales charge, 4.50% of offering price	2.08

Maximum offering price per share	$46.25

Class B Shares:
Net asset value and offering price per share * ($113,299,060 applicable to 2,674,867 shares of beneficial interest outstanding – Note 4)	$42.36

Class C Shares:
Net asset value and offering price per share * ($621,687,232 applicable to 14,518,380 shares of beneficial interest outstanding – Note 4)	$42.82

Class I Shares:
Net asset value, offering and redemption price per share ($2,401,473,066 applicable to 53,598,903 shares of beneficial interest outstanding – Note 4)	$44.80

Class R3 Shares:
Net asset value, offering and redemption price per share ($151,259,736 applicable to 3,442,259 shares of beneficial interest outstanding – Note 4)	$43.94

Class R4 Shares:
Net asset value, offering and redemption price per share ($7,037,515 applicable to 159,439 shares of beneficial interest outstanding – Note 4)	$44.14

Class R5 Shares:
Net asset value, offering and redemption price per share ($106,905,728 applicable to 2,387,580 shares of beneficial interest outstanding – Note 4)	$44.78

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    11

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $941,191)	$63,040,726
Interest income (net of premium amortized of $57,508)	14,709,696

Total Income	77,750,422

EXPENSES:
Investment advisory fees (Note 3)	29,048,560
Administration fees (Note 3)
Class A Shares	1,766,163
Class B Shares	132,775
Class C Shares	701,857
Class I Shares	850,718
Class R3 Shares	125,484
Class R4 Shares	2,233
Class R5 Shares	24,437
Distribution and service fees (Note 3)
Class A Shares	3,536,151
Class B Shares	1,063,013
Class C Shares	5,621,685
Class R3 Shares	503,880
Class R4 Shares	4,505
Transfer agent fees
Class A Shares	1,529,780
Class B Shares	155,634
Class C Shares	655,835
Class I Shares	1,454,540
Class R3 Shares	193,456
Class R4 Shares	4,036
Class R5 Shares	32,623
Registration and filing fees
Class A Shares	101,547
Class B Shares	17,649
Class C Shares	30,240
Class I Shares	126,461
Class R3 Shares	27,458
Class R4 Shares	17,075
Class R5 Shares	15,945
Custodian fees (Note 3)	677,176
Professional fees	135,560
Accounting fees	146,185
Trustee fees	56,555
Other expenses	735,611

Total Expenses	49,494,827
Less:
Expenses reimbursed by investment advisor (Note 3)	(305,712)
Fees paid indirectly (Note 3)	(78,446)

Net Expenses	49,110,669

Net Investment Income	$28,639,753

12    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg Value Fund	Year Ended September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$455,944,236
Foreign currency transactions	(81,653)

455,862,583

Net change in unrealized appreciation (depreciation) on:
Investments	268,342,490
Foreign currency translations	25,407

268,367,897

Net Realized And Unrealized Gain	724,230,480

Net Increase in Net Assets Resulting From Operations	$752,870,233

See notes to financial statements.

Certified Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended	Year Ended
	September 30, 2007	September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$28,639,753	$22,542,790
Net realized gain on investments and foreign currency transactions	455,862,583	110,046,848
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	268,367,897	208,823,648

Net Increase (Decrease) in Net Assets Resulting from Operations	752,870,233	341,413,286

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(9,517,757)	(9,041,451)
Class B Shares	(62,759)	(208,210)
Class C Shares	(455,165)	(1,136,901)
Class I Shares	(18,072,475)	(10,091,399)
Class R3 Shares	(707,632)	(308,217)
Class R4 Shares	(24,305)	—
Class R5 Shares	(578,768)	(49,565)
From realized gains
Class A Shares	(40,724,358)	—
Class B Shares	(3,458,689)	—
Class C Shares	(17,561,097)	—
Class I Shares	(39,645,604)	—
Class R3 Shares	(1,897,722)	—
Class R5 Shares	(456,993)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	254,630,938	8,192,636
Class B Shares	70,097	(8,432,486)
Class C Shares	43,074,529	(19,010,765)
Class I Shares	1,059,702,770	516,880,753
Class R3 Shares	87,096,462	33,144,127
Class R4 Shares	6,750,585	—
Class R5 Shares	88,298,634	10,020,743

Net Increase in Net Assets	2,159,330,924	861,372,551

NET ASSETS:
Beginning of year	2,842,307,892	1,980,935,341

End of year	$5,001,638,816	$2,842,307,892

Undistributed net investment income	$2,143,362	$3,003,948

See notes to financial statements.

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	September 30, 2007

currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $278,338 for Class R3 shares, $19,411 for Class R4 Shares, and $7,963 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	September 30, 2007

Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $259,262 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $31,772 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to ..75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $78,446. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	13,429,422	$547,664,978	5,364,547	$188,094,156
Shares issued to shareholders in reinvestment of dividends	1,156,240	45,570,783	225,438	8,058,294
Shares repurchased	(8,199,947)	(338,622,249)	(5,410,098)	(187,983,831)
Redemption fees received**	—	17,426	—	24,017

Net Increase (Decrease)	6,385,715	$254,630,938	179,887	$8,192,636

Class B Shares
Shares sold	238,194	$9,443,286	84,367	$2,870,375
Shares issued to shareholders in reinvestment of dividends	83,508	3,126,334	5,111	182,575
Shares repurchased	(316,970)	(12,500,818)	(343,699)	(11,486,467)
Redemption fees received**	—	1,295	—	1,031

Net Increase (Decrease)	4,732	$70,097	(254,221)	$(8,432,486)

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	September 30, 2007

	Year Ended September 30, 2007		Year Ended September 30, 2006

	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	2,252,675	$89,691,497	1,293,511	$43,965,842
Shares issued to shareholders in reinvestment of dividends	417,160	15,793,087	27,097	974,298
Shares repurchased	(1,569,020)	(62,416,929)	(1,894,704)	(63,956,086)
Redemption fees received**	—	6,874	—	5,181

Net Increase (Decrease)	1,100,815	$43,074,529	(574,096)	$(19,010,765)

Class I Shares
Shares sold	29,796,837	$1,246,028,389	16,999,909	$608,478,099
Shares issued to shareholders in reinvestment of dividends	1,185,152	47,802,515	235,654	8,565,755
Shares repurchased	(5,579,299)	(234,149,563)	(2,814,649)	(100,182,966)
Redemption fees received**	—	21,429	—	19,865

Net Increase (Decrease)	25,402,690	$1,059,702,770	14,420,914	$516,880,753

Class R3 Shares
Shares sold	2,874,263	$117,754,787	1,006,131	$35,300,994
Shares issued to shareholders in reinvestment of dividends	64,233	2,541,337	8,245	297,478
Shares repurchased	(795,418)	(33,200,944)	(72,017)	(2,454,755)
Redemption fees received**	—	1,282	—	410

Net Increase (Decrease)	2,143,078	$87,096,462	942,359	$33,144,127

Class R4 Shares*
Shares sold	170,003	$7,199,837	—	$—
Shares issued to shareholders in reinvestment of dividends	555	24,227	—	—
Shares repurchased	(11,119)	(473,504)	—	—
Redemption fees received**	—	25	—	—

Net Increase (Decrease)	159,439	$6,750,585	—	$—

Class R5 Shares
Shares sold	2,430,984	$101,996,046	276,338	$10,096,784
Shares issued to shareholders in reinvestment of dividends	24,855	1,035,760	1,309	49,565
Shares repurchased	(343,451)	(14,733,830)	(3,390)	(125,667)
Redemption fees received**	—	658	—	61

Net Increase (Decrease)	2,112,388	$88,298,634	274,257	$10,020,743

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	September 30, 2007

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $4,285,270,660 and $2,978,007,575, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,328,815,499

Gross unrealized appreciation on a tax basis	$732,866,933
Gross unrealized depreciation on a tax basis	(76,154,928)

Net unrealized appreciation (depreciation) on investments (tax basis)	$656,712,005

Distributable earnings – ordinary income	$87,188,678
Distributable capital gains	$358,910,099

At September 30, 2007, the Fund had deferred currency losses occurring subsequent to October 31, 2006 of $89,255. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $81,478 and increased net realized investment gain by $81,478. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions.

The tax character of distributions paid during the year ended September 30, 2007, and September 30, 2006, was as follows:

	2007	2006
Distributions from:
Ordinary income	$33,091,951	$20,835,743
Capital gains	$100,071,373	$—

Total Distributions	$133,163,324	$20,835,743

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$37.59	$32.79	$28.11	$26.29	$20.73

Income from investment operations:
Net investment income (loss)	0.29	0.35	0.32	0.20	0.15
Net realized and unrealized gain (loss) on investments	7.86	4.76	4.64	1.81	5.45

Total from investment operations	8.15	5.11	4.96	2.01	5.60

Less dividends from:
Net investment income	(0.27)	(0.31)	(0.28)	(0.19)	(0.02)
Net realized gains	(1.30)	—	—	—	—
Return of capital	—	—	—	—	(0.02)

Total dividends	(1.57)	(0.31)	(0.28)	(0.19)	(0.04)

Change in net asset value	6.58	4.80	4.68	1.82	5.56

NET ASSET VALUE, end of year	$44.17	$37.59	$32.79	$28.11	$26.29

RATIOS/SUPPLEMENTAL DATA

Total return(a)	22.23%	15.63%	17.70%	7.61%	27.02%
Ratios to average net assets:
Net investment income (loss)	0.70%	1.02%	1.05%	0.69%	0.66%
Expenses, after expense reductions	1.27%	1.35%	1.40%	1.37%	1.43%
Expenses, after expense reductions and net of custody credits	1.27%	1.34%	1.40%	1.37%	1.43%
Expenses, before expense reductions	1.27%	1.35%	1.40%	1.37%	1.43%

Portfolio turnover rate	79.29%	51.36%	58.90%	68.74%	82.89%

Net assets at end of year (000)	$1,599,976	$1,121,720	$972,478	$1,086,448	$994,043

(a)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$36.17	$31.60	$27.13	$25.47	$20.22

Income from investment operations:
Net investment income (loss)	(0.04)	0.07	0.08	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	7.55	4.58	4.47	1.74	5.30

Total from investment operations	7.51	4.65	4.55	1.71	5.25

Less dividends from:
Net investment income	(0.02)	(0.08)	(0.08)	(0.05)	—
Net realized gains	(1.30)	—	—	—	—

Total dividends	(1.32)	(0.08)	(0.08)	(0.05)	—

Change in net asset value	6.19	4.57	4.47	1.66	5.25
NET ASSET VALUE, end of year	$42.36	$36.17	$31.60	$27.13	$25.47

RATIOS/SUPPLEMENTAL DATA

Total return	21.26%	14.71%	16.78%	6.71%	25.96%
Ratios to average net assets:
Net investment income (loss)	(0.09)%	0.21%	0.27%	(0.12)%	(0.22)%
Expenses, after expense reductions	2.07%	2.15%	2.17%	2.18%	2.31%
Expenses, after expense reductions and net of custody credits	2.07%	2.14%	2.17%	2.18%	2.31%
Expenses, before expense reductions	2.07%	2.15%	2.17%	2.20%	2.32%

Portfolio turnover rate	79.29%	51.36%	58.90%	68.74%	82.89%

Net assets at end of year (000)	$113,299	$96,587	$92,410	$93,508	$89,661

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$36.55	$31.92	$27.40	$25.70	$20.40

Income from investment operations:
Net investment income (loss)	(0.02)	0.09	0.09	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	7.62	4.62	4.51	1.77	5.34

Total from investment operations	7.60	4.71	4.60	1.75	5.30

Less dividends from:
Net investment income	(0.03)	(0.08)	(0.08)	(0.05)	—
Net realized gains	(1.30)	—	—	—	—

Total dividends	(1.33)	(0.08)	(0.08)	(0.05)	—

Change in net asset value	6.27	4.63	4.52	1.70	5.30

NET ASSET VALUE, end of year	$42.82	$36.55	$31.92	$27.40	$25.70

RATIOS/SUPPLEMENTAL DATA

Total return	21.29%	14.77%	16.80%	6.81%	25.98%
Ratios to average net assets:
Net investment income (loss)	(0.05)%	0.27%	0.31%	(0.07)%	(0.16)%
Expenses, after expense reductions	2.03%	2.09%	2.14%	2.14%	2.25%
Expenses, after expense reductions and net of custody credits	2.03%	2.09%	2.14%	2.14%	2.25%
Expenses, before expense reductions	2.03%	2.09%	2.14%	2.15%	2.25%

Portfolio turnover rate	79.29%	51.36%	58.90%	68.74%	82.89%

Net assets at end of year (000)	$621,687	$490,399	$446,567	$475,296	$441,103

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    22

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$38.11	$33.23	$28.49	$26.64	$20.95

Income from investment operations:
Net investment income (loss)	0.44	0.50	0.45	0.31	0.26
Net realized and unrealized gain (loss) on investments	7.96	4.82	4.70	1.84	5.51

Total from investment operations	8.40	5.32	5.15	2.15	5.77

Less dividends from:
Net investment income	(0.41)	(0.44)	(0.41)	(0.30)	(0.03)
Net realized gains	(1.30)	—	—	—	—
Return of capital	—	—	—	—	(0.05)

Total dividends	(1.71)	(0.44)	(0.41)	(0.30)	(0.08)

Change in net asset value	6.69	4.88	4.74	1.85	5.69

NET ASSET VALUE, end of year	$44.80	$38.11	$33.23	$28.49	$26.64

RATIOS/SUPPLEMENTAL DATA

Total return	22.62%	16.10%	18.16%	8.04%	27.55%
Ratios to average net assets:
Net investment income (loss)	1.05%	1.41%	1.44%	1.07%	1.10%
Expenses, after expense reductions	0.93%	0.98%	0.99%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.92%	0.97%	0.98%	0.99%	0.99%
Expenses, before expense reductions	0.93%	0.98%	1.00%	0.99%	1.03%

Portfolio turnover rate	79.29%	51.36%	58.90%	68.74%	82.89%

Net assets at end of year (000)	$2,401,473	$1,074,492	$457,788	$378,334	$260,624

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Year Ended September 30,				Period Ended
	2007	2006	2005	2004	September 30, 2003(c)

Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$37.43	$32.68	$28.06	$26.27	$25.83

Income from investment operations:
Net investment income (loss)	0.26	0.37	0.33	0.17	0.03
Net realized and unrealized gain (loss) on investments	7.81	4.71	4.60	1.85	0.41

Total from investment operations	8.07	5.08	4.93	2.02	0.44

Less dividends from:
Net investment income	(0.26)	(0.33)	(0.31)	(0.23)	—
Net realized gains	(1.30)	—	—	—	—

Total dividends	(1.56)	(0.33)	(0.31)	(0.23)	—

Change in net asset value	6.51	4.75	4.62	1.79	0.44

NET ASSET VALUE, end of period	$43.94	$37.43	$32.68	$28.06	$26.27

RATIOS/SUPPLEMENTAL DATA

Total return(a)	22.11%	15.60%	17.64%	7.68%	1.70%
Ratios to average net assets:
Net investment income (loss)	0.63%	1.05%	1.07%	0.61%	0.48	% (b)
Expenses, after expense reductions	1.35%	1.36%	1.35%	1.34%	1.45	% (b)
Expenses, after expense reductions and net of custody credits	1.35%	1.35%	1.35%	1.34%	1.45	% (b)
Expenses, before expense reductions	1.63%	1.69%	1.94%	2.22%	44,445.63	% (b)†

Portfolio turnover rate	79.29%	51.36%	58.90%	68.74%	82.89%

Net assets at end of period (000)	$151,260	$48,627	$11,661	$5,754	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R3 Shares was July 1, 2003.
(d)	Net assets at end of period were less than $1,000.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Period Ended September 30, 2007(c)

Class R4 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$41.00

Income from investment operations:
Net investment income	0.20
Net realized and unrealized gain (loss) on investments	3.12

Total from investment operations	3.32

Less dividends from:
Net investment income	(0.18)

Change in net asset value	3.14

NET ASSET VALUE, end of period	$44.14

RATIOS/SUPPLEMENTAL DATA

Total return(a)	8.09%
Ratios to average net assets:
Net investment income	0.70	% (b)
Expenses, after expense reductions	1.25	% (b)
Expenses, after expense reductions and net of custody credits	1.25	% (b)
Expenses, before expense reductions	2.34	% (b)

Portfolio turnover rate	79.29%

Net assets at end of period (000)	$7,038

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R4 shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Year Ended September 30,		Period Ended
			September 30,
	2007	2006	2005(c)
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$38.09	$33.22	$30.75

Income from investment operations:
Net investment income	0.49	0.24	0.28
Net realized and unrealized gain (loss) on investments	7.91	5.07	2.45

Total from investment operations	8.40	5.31	2.73

Less dividends from:
Net investment income	(0.41)	(0.44)	(0.26)
Net realized gains	(1.30)	—	—

Total dividends	(1.71)	(0.44)	(0.26)

Change in net asset value	6.69	4.87	2.47

NET ASSET VALUE, end of period	$44.78	$38.09	$33.22

RATIOS/SUPPLEMENTAL DATA

Total return(a)	22.63%	16.07%	8.93%
Ratios to average net assets:
Net investment income	1.14%	0.64%	1.31	% (b)
Expenses, after expense reductions	0.91%	1.00%	1.00	% (b)
Expenses, after expense reductions and net of custody credits	0.91%	0.98%	0.99	% (b)
Expenses, before expense reductions	0.93%	3.24%	127.30	% (b)†

Portfolio turnover rate	79.29%	51.36%	58.90%

Net assets at end of period (000)	$106,906	$10,483	$31

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R5 Shares was February 1, 2005.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See	notes to financial statements.

26    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2007

CUSIPS: CLASS A – 885-215-731, CLASS B – 885-215-590, CLASS C – 885-215-715, CLASS I – 885-215-632, CLASS R3 – 885-215-533, CLASS R4 – 885-215-277, CLASS R5 – 885-215-376

NASDAQ SYMBOLS: CLASS A – TVAFX, CLASS B – TVBFX, CLASS C – TVCFX, CLASS I – TVIFX, CLASS R3 – TVRFX, CLASS R4 – TVIRX, CLASS R5 – TVRRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Diversified Financials	12.3%

Telecommunication Services	8.9%

Health Care Equipment & Services	8.8%

Pharmaceuticals, Biotechnology & Life Sciences	6.8%

Technology Hardware & Equipment	6.2%

Materials	5.8%

Energy	5.3%

Media	5.3%

Insurance	5.2%

Software & Services	4.6%

Banks	4.2%

Semiconductors & Semiconductor Equipment	4.0%

Transportation	4.0%

Consumer Services	3.8%

Capital Goods	2.7%

Utilities	2.7%

Food, Beverage & Tobacco	2.3%

Food & Staples Retailing	2.1%

Other Assets and Cash Equivalents	5.0%

	Shares/
	Principal Amount	Value
COMMON STOCK — 94.94%

BANKS — 4.16%

COMMERCIAL BANKS — 1.00%
Wachovia Corp.	993,000	$49,798,950
THRIFTS & MORTGAGE FINANCE — 3.16%
Freddie Mac	2,683,209	158,336,163

		208,135,113

CAPITAL GOODS — 2.67%

INDUSTRIAL CONGLOMERATES — 2.67%
General Electric Co.	3,227,600	133,622,640

		133,622,640

CONSUMER SERVICES — 3.79%

HOTELS, RESTAURANTS & LEISURE — 3.79%
Las Vegas Sands Corp.+	1,422,306	189,764,066

		189,764,066

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	September 30, 2007

	Shares/ Principal Amount	Value

DIVERSIFIED FINANCIALS — 12.27%

CAPITAL MARKETS — 6.04%
Alliance Bernstein Holdings LP	320,030	$28,185,042
Charles Schwab Corp.	4,179,400	90,275,040
The Blackstone Group LP+	3,640,100	91,293,708
UBS AG	1,731,700	92,213,025
DIVERSIFIED FINANCIAL SERVICES — 6.23%
Citigroup, Inc.	3,445,100	160,782,817
CME Group, Inc.	256,825	150,846,164

		613,595,796

ENERGY — 5.32%
OIL, GAS & CONSUMABLE FUELS — 5.32%
Apache Corp.	1,596,337	143,766,110
Conoco Phillips	1,395,900	122,518,143

		266,284,253

FOOD & STAPLES RETAILING — 2.12%

FOOD & STAPLES RETAILING — 2.12%
Rite Aid Corp.+	22,905,200	105,822,024

		105,822,024

FOOD, BEVERAGE & TOBACCO — 2.27%

FOOD PRODUCTS — 2.27%
Kraft Foods, Inc. A	3,295,200	113,717,352

		113,717,352

HEALTH CARE EQUIPMENT & SERVICES — 8.80%

HEALTH CARE EQUIPMENT & SUPPLIES — 3.92%
Cytyc Corp.+	2,171,797	103,486,127
Varian Medical Services, Inc.+	2,215,800	92,819,862
HEALTH CARE PROVIDERS & SERVICES — 3.69%
WellPoint, Inc.+	2,336,250	184,376,850
HEALTH CARE TECHNOLOGY — 1.19%
Eclipsys Corp.+	2,542,440	59,289,701

		439,972,540

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	September 30, 2007

	Shares/
	Principal Amount	Value
INSURANCE — 5.23%

INSURANCE — 5.23%
Allstate Corp.	2,304,600	$131,800,074
American International Group, Inc.	1,916,300	129,637,695

		261,437,769

MATERIALS — 5.79%

CHEMICALS — 2.67%
Air Products & Chemicals, Inc.	1,366,500	133,589,040
METALS & MINING — 3.12%
Freeport-McMoRan Copper & Gold, Inc.	1,486,055	155,872,309

		289,461,349

MEDIA — 5.30%

MEDIA — 5.30%
Comcast Corp.+	4,456,450	106,776,542
DIRECTV Group, Inc.+	6,528,700	158,516,836

		265,293,378

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.82%

BIOTECHNOLOGY — 2.38%
Genentech, Inc.+	1,524,700	118,957,094
PHARMACEUTICALS — 4.44%
Roche Holdings AG	654,700	118,709,186
Teva Pharmaceutical Industries Ltd. ADR	2,330,800	103,650,676

		341,316,956

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.02%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.02%
Intel Corp.	5,710,300	147,668,358
ON Semiconductor Corp.+	4,245,000	53,317,200

		200,985,558

SOFTWARE & SERVICES — 4.56%

INTERNET SOFTWARE & SERVICES — 2.93%
Google, Inc.+	257,892	146,294,395
SOFTWARE — 1.63%
Microsoft Corp.	2,769,300	81,583,578

		227,877,973

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 6.22%
COMMUNICATIONS EQUIPMENT — 5.03%
Corning, Inc.	4,060,400	$100,088,860
Motorola, Inc.	8,172,300	151,432,719
COMPUTERS & PERIPHERALS — 1.19%
Dell, Inc.+	2,152,800	59,417,280

		310,938,859

TELECOMMUNICATION SERVICES — 8.94%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.20%
Chunghwa Telecom Co. Ltd. ADR	6,390,516	118,096,736
Level 3 Communications, Inc.+	19,803,900	92,088,135
WIRELESS TELECOMMUNICATION SERVICES — 4.74%
China Mobile Ltd.	7,155,700	117,085,490
Crown Castle International Corp.+	2,951,850	119,933,666

		447,204,027

TRANSPORTATION — 3.99%
AIRLINES — 1.16%
JetBlue Airways Corp.+	6,320,400	58,274,088
ROAD & RAIL — 2.83%
Hertz Global Holdings, Inc.+	6,225,400	141,441,088

		199,715,176

UTILITIES — 2.67%
ELECTRIC UTILITIES — 2.67%
Entergy Corp.	1,232,136	133,428,007

		133,428,007

TOTAL COMMON STOCK (Cost $4,093,386,965)		4,748,572,836

SHORT TERM INVESTMENTS — 4.74%
Abbey National, 4.775%, 10/2/2007	$77,000,000	76,989,787
General Electric Capital Corp., 4.68%, 10/3/2007	43,000,000	42,988,820
General Electric Capital Corp., 4.68%, 10/4/2007	50,000,000	49,980,500
Toyota Credit de Puerto Rico, 4.70%, 10/3/2007	17,000,000	16,995,561
Toyota Credit de Puerto Rico, 4.65%, 10/1/2007	50,000,000	50,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $236,954,668)		236,954,668

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	September 30, 2007

Value
TOTAL INVESTMENTS — 99.68% (Cost $4,330,341,633)	$4,985,527,504
OTHER ASSETS LESS LIABILITIES — 0.32%	16,111,312

NET ASSETS — 100.00%	$5,001,638,816

Footnote Legend

+ Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Annual Report    31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class A Shares
Actual	$1,000.00	$1,098.20	$6.70
Hypothetical*	$1,000.00	$1,018.68	$6.45
Class B Shares
Actual	$1,000.00	$1,093.90	$10.79
Hypothetical*	$1,000.00	$1,014.76	$10.39
Class C Shares
Actual	$1,000.00	$1,094.00	$10.59
Hypothetical*	$1,000.00	$1,014.95	$10.19
Class I Shares
Actual	$1,000.00	$1,099.90	$4.89
Hypothetical*	$1,000.00	$1,020.41	$4.70
Class R3 Shares
Actual	$1,000.00	$1,097.80	$7.10
Hypothetical*	$1,000.00	$1,018.30	$6.83
Class R4 Shares
Actual	$1,000.00	$1,098.60	$6.58
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class R5 Shares
Actual	$1,000.00	$1,100.20	$4.72
Hypothetical*	$1,000.00	$1,020.58	$4.54

†	Expenses are equal to the annualized expense ratio for each class (A: 1.27%; B: 2.06%; C: 2.02%; I: 0.93%; R3: 1.35%; R4: 1.25%; and R5: 0.90%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Value Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2007 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	16.73%	16.77%	9.80%	13.59%
B Shares (Incep: 4/3/00)	16.26%	16.69%	—	4.41%
C Shares (Incep: 10/2/95)	20.29%	16.95%	9.44%	13.14%
R3 Shares (Incep: 7/1/03)	22.11%	—	—	15.11%
R4 Shares (Incep: 2/1/07)	—	—	—	8.09%*
R5 Shares (Incep: 2/1/05)	22.63%	—	—	17.92%
S&P 500 Index (Since: 10/2/95)	16.44%	15.45%	6.57%	10.20%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R3, R4 and R5 shares. Class R3, R4 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

34    Certified Annual Report

TRUSTEES AND OFFICERS
Thornburg Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg Value Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web

site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gain dividends of $100,071,373.

For the tax year ended September 30, 2007, the Thornburg Value Fund designates 61.06% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

54.47% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2007 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal

38    Certified Annual Report

OTHER INFORMATION, CONTINUED
Thornburg Value Fund	September 30, 2007 (Unaudited)

meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s superior investment performance in most periods relative to the performance of a category of “large blend” equity mutual funds selected by a mutual fund analyst firm, the Fund’s higher relative performance in periods of negative market conditions relative to the same category of mutual funds, the Fund’s higher performance relative to two-broad based securities indices over multiple periods, the Fund’s cumulative returns over time, and measures of the Fund’s risk.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund fell between the median and average expense ratios for the group of mutual funds assembled by an independent mutual fund analyst firm, that the management fee was somewhat higher than the average and median fee rates for the same group of funds, and that the difference between the fee rates was not significant in view of its degree and the Fund’s investment performance. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund’s assets increase, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    39

Trustees’ Statement to Shareholders

        Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

40    This page is not part of the Annual Report.

Planning Options

        Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.    41

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

This Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Value Fund

I Shares

Informational Brochure and
Annual Report – September 30, 2007

★★★★★

Overall Morningstar Rating™

Thornburg Value Fund

The Value of Experience

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

To determine a fund’s Morningstar Rating™, funds with at least a three-year history are ranked in their categories by their Morningstar Risk-Adjusted Return scores. The top 10% receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10% receive 1 star. The Risk-Adjusted Return accounts for variation in a fund’s performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. Other share classes may have different performance characteristics. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Annual Report.    3

Thornburg Value Fund

Finding Promising Companies at a Discount

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 0.98%, as disclosed in the most recent Prospectus.

CO-PORTFOLIO MANAGERS

Left to right: Connor Browne, CFA, Bill Fries, CFA, Edward Maran, CFA.

KEY PORTFOLIO ATTRIBUTES

As of 9/30/07

Portfolio P/E Trailing 12-months*	17.2x
Portfolio Price to Cash Flow*	10.9
Portfolio Price to Book Value*	2.9
Median Market Cap*	$33.9 B
7-Year Beta (Thornburg vs. S&P 500)*	0.94
Equity Holdings	41

*	Source: FactSet

Investing is both an art and a science. It requires the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal. Consistent success comes to those who strike a balance between the two. We believe Thornburg Value Fund strikes such a balance.

The Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This strategy has provided material positive returns for shareholders who have been invested since the Fund’s inception in 1995.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2007

	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
I Shares (Incep: 11/2/98)	13.20%	22.62%	18.93%	18.31%	10.30%
S&P 500 Index (Since: 11/2/98)	9.13%	16.44%	13.14%	15.45%	5.30%

*	Periods under one year are not annualized.

4    This page is not part of the Annual Report.

on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock develop during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Being diversified in various ways, the Fund is well positioned to take advantage of a broad array of opportunities. Losses in one may be offset by gains in another. Limiting the number of stocks in the portfolio and employing a sell discipline has enabled the Fund to strike an effective balance between risk and reward.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/07

Top Contributors	Top Detractors
Las Vegas Sands Corp.	Caremark Rx, Inc.
Southern Copper Corp.	Motorola, Inc.
Freeport-McMoRan Copper & Gold, Inc.	Pfizer, Inc.
Hertz Global Holdings, Inc.	The Blackstone Group LP
China Mobile Ltd.	Wyeth

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/07

TOP TEN HOLDINGS

As of 9/30/07

Las Vegas Sands Corp.	3.8%
WellPoint, Inc.	3.7%
Citigroup, Inc.	3.2%
DIRECTV Group, Inc.	3.2%
Freddie Mac	3.2%
Freeport-McMoRan Copper & Gold	3.1%
Motorola, Inc.	3.0%
CME Group, Inc.	3.0%
Intel Corp.	3.0%
Google, Inc.	2.9%

BASKET STRUCTURE

As of 9/30/07

This page is not part of the Annual Report.    5

Thornburg Value Fund

I Shares – September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Connor Browne, CFA Co-Portfolio Manager Edward E. Maran, CFA Co-Portfolio Manager

October 15, 2007

Dear Fellow Shareholder:

We are pleased to report that the fiscal year ended September 30, 2007, was a good year for the Thornburg Value Fund. The total return for the Fund’s Class I shares was 22.62%, compared with 16.44% for the S&P 500 Index. Looking back just a little further, as fellow shareholders, we are pleased that returns have been consistently good for some time – the Fund has outperformed the S&P 500 Index in twelve consecutive quarters. While we do not expect this to continue indefinitely, we do believe that our focused approach, along with employing our three baskets of value, gives the portfolio the potential to outperform in many different economic environments. Individual stock selection is the key driver of consistent performance in a focused portfolio like the Thornburg Value Fund.

A varied group of stocks contributed to our strong performance. Our top ten stocks during the year operate in seven different sectors. That said, four of our top ten contributors to performance were Materials stocks (Southern Copper Corp., Freeport-McMoRan Copper & Gold Inc., Alcoa Inc., and Air Products & Chemicals Inc.). Even with the good sector performance, our combined exposure to the Energy and Materials sectors has declined over the course of the year, primarily due to sales of a number of our holdings as they reached price targets.

Las Vegas Sands Corp. had another great year and was our top single contributor. Progress continues in the development of the Cotai Strip in Macau, China, where Sands opened their newest casino, the Venetian Macau, just as our fiscal year ended. The grand opening was an impressive and encouraging event (Bill Fries attended). We continue to see greater value in future casino developments than is reflected in the company’s stock price. Hertz Global Holdings Inc. has performed well for the Fund since the company’s November 2006 stock market debut. The news coverage of the company’s Initial Public Offering was decidedly negative as the news media contended that private equity holders that were selling shares had made too much, too quickly. We took advantage of the negative sentiment and purchased shares at what we believed was a significant discount to fair value. Hertz has a leading share in on-airport car rentals in the U.S., and has an interesting and growing equipment rental business. New management is driving operational improvements that are building on the company’s leading brand.

Two emerging franchise stocks were among our top contributors – Cytyc Corp. and China Mobile Ltd. Cytyc is a medical device company focused on women’s health with a number of different products that have generated consistent, recurring revenue streams for the company. The company makes most of its money on “consumables” related to a number of different medical procedures. Once a doctor or a lab chooses to use their product for a procedure, Cytyc gets paid each time the doctor treats a patient with the device. This business is a lot like Gillette’s razor/razor blade business. We believed Cytyc deserved a higher valuation based on the compelling characteristics of its business model. Hologic, another publicly traded medical device company, agreed with us. They have agreed to acquire Cytyc at a reasonable premium to the company’s prior market value. The combined company looks interesting to us, and as of the end of the fiscal year, the Fund continued

Certified Annual Report    7

Letter to Shareholders

Continued

to own Cytyc shares. China Mobile has risen dramatically since our initial investment due to favorable business development and rising stock valuations in China. While the Fund primarily invests in U.S. companies, we also invest opportunistically in compelling ideas outside of the United States. China Mobile was one such investment.

Not all of our investments were successful during the fiscal year and we will now take some time to discuss a few of the names that didn’t work. Of our 10 leading detractors to performance, five were sold during the fiscal year when it became evident that business developments were not tracking expectations. Five were still in the portfolio at fiscal year end. While stock price performance for these five has not been inspiring, we believe the firms continue to track towards our investment theses, and we are optimistic that the promise of our original investment theses are still valid.

Four of our leading ten detractors were Financials (Freddie Mac, Wachovia Corp., The Blackstone Group LP, and Capital One Financial Corp.). Freddie Mac and Wachovia have been buffeted from the turbulence in the asset backed securities market. Blackstone is a major player in the private equity space, which concerns investors because the access of private equity deals to funding has diminished. But concurrent with the difficult financing environment we are seeing potential for Blackstone to face less competition for attractive deals, for acquisitions to be consummated at more attractive prices, and for Blackstone to take advantage of its financial strength to do deals that less well-funded entities could not accomplish. Finally, we sold Capital One because we found a more compelling investment opportunity. The financial sector is facing real risks and headwinds related to rising credit costs, decreasing liquidity, and changes in the structure of the markets for financial derivatives. Investors have sought to decrease exposure to the financial sector, in general, and especially to anything related to mortgage finance. We believe, however, that in this turbulent environment there will be winners as well as losers. Those companies that were not over-exposed to the areas of the credit markets that are experiencing problems may be able to capitalize on the change in the competitive landscape that has occurred.

Two large cap U.S. pharmaceutical companies also appeared in our bottom ten (Pfizer Inc. and Wyeth). Both were sold following negative developments regarding significant pipeline candidates. Both companies face patent expiration on their largest drugs (Pfizer’s Lipitor and Wyeth’s Effexor). In both cases we were enthused about the candidates that we thought could fill the void and generate significant revenues for the companies. These drugs were either pulled from development or delayed by the FDA. While the FDA has seemingly been very tough on new compound approvals of late, we think most of the concern involves treatments that show benefit, but not for significant, near-term, life-threatening disease states. Two of our newest holdings in the Fund, Genentech Inc. and Roche Holdings AG, are focused on cancer treatments. We think that each company’s pipeline candidates are at less risk to adverse approval decisions because these drugs treat very ill patients and have significant survival benefits.

Related to housing and the credit markets, we thought we’d share commentary from our first monthly comments of this past fiscal year (October 2006), related to our investment in Toll Brothers. It is illustrative of our investment approach.

The recent performance of housing related stocks (they have done well) is somewhat perplexing to us, as we continue to be fearful for the outlook of that sector. Cancellations remain at or near historic highs for public builders, even as the October unemployment reading notched a five-year low (4.4%). We ended our relatively brief investment in the homebuilders during September when we sold our Toll Brothers position. We initiated a limited position earlier in the year, and were happy to be able to exit that position very close to cost even as our downside fundamental scenario had developed. We continue to hope for the opportunity to reenter the homebuilder space if presented with a more compelling risk-reward tradeoff. With the housing sector our main concern in

8    Certified Annual Report

an otherwise strong domestic backdrop, we continue to like the environment for U.S. stocks, and in particular those owned by the Thornburg Value Fund.

This excerpt is a nice example of a few of the keys to our investment philosophy. We believe one of the most important forms of risk management in the portfolio is stock selection, and it served us well here. We like to buy stocks when they are out of favor – Toll Brothers was out of favor on our initial investment, which is partly why we were able to escape unscathed even as fundamentals developed worse than we had envisioned. We employ an effective sell discipline. When fundamentals deteriorated, we sold the stock. That sale preserved value for our shareholders, as the stock has traded lower over the last year.

The economic environment today is admittedly difficult. The cases for both a domestic recession and accelerating inflation are easily supported. Nevertheless, prospects for companies that are positioned to benefit from global, as well as domestic, growth may continue to be bright. Despite a challenging economic environment, earnings improvement and interest rate levels will play the major role in determining future stock price levels. We are optimistic about the outlook for the companies in our portfolio and believe that the philosophy of finding promising companies at a discount to intrinsic value has the potential to continue to yield attractive results for investors over time.

We invite you to visit our web site at www.thornburg.com where you will find useful information on the Thornburg Value Fund as well our other funds and investment topics.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2007

ASSETS
Investments at value (cost $4,330,341,633) (Note 2)	$4,985,527,504
Cash	741,618
Receivable for investments sold	31,069,244
Receivable for fund shares sold	27,147,696
Dividends receivable	3,597,065
Prepaid expenses and other assets	79,684

Total Assets	5,048,162,811

LIABILITIES
Payable for securities purchased	30,978,201
Payable for fund shares redeemed	10,597,367
Payable to investment advisor and other affiliates (Note 3)	4,127,159
Accounts payable and accrued expenses	817,264
Dividends payable	4,004

Total Liabilities	46,523,995

NET ASSETS	$5,001,638,816

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,143,362
Net unrealized appreciation on investments	655,185,871
Accumulated net realized gain (loss)	445,392,295
Net capital paid in on shares of beneficial interest	3,898,917,288

$5,001,638,816

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2007

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,599,976,479 applicable to 36,226,613 shares of beneficial interest outstanding - Note 4)	$44.17
Maximum sales charge, 4.50% of offering price	2.08

Maximum offering price per share	$46.25

Class B Shares:
Net asset value and offering price per share * ($113,299,060 applicable to 2,674,867 shares of beneficial interest outstanding - Note 4)	$42.36

Class C Shares:
Net asset value and offering price per share * ($621,687,232 applicable to 14,518,380 shares of beneficial interest outstanding - Note 4)	$42.82

Class I Shares:
Net asset value, offering and redemption price per share ($2,401,473,066 applicable to 53,598,903 shares of beneficial interest outstanding - Note 4)	$44.80

Class R3 Shares:
Net asset value, offering and redemption price per share ($151,259,736 applicable to 3,442,259 shares of beneficial interest outstanding - Note 4)	$43.94

Class R4 Shares:
Net asset value, offering and redemption price per share ($7,037,515 applicable to 159,439 shares of beneficial interest outstanding - Note 4)	$44.14

Class R5 Shares:
Net asset value, offering and redemption price per share ($106,905,728 applicable to 2,387,580 shares of beneficial interest outstanding - Note 4)	$44.78

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    11

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $941,191)	$63,040,726
Interest income (net of premium amortized of $57,508)	14,709,696

Total Income	77,750,422

EXPENSES:
Investment advisory fees (Note 3)	29,048,560
Administration fees (Note 3)
Class A Shares	1,766,163
Class B Shares	132,775
Class C Shares	701,857
Class I Shares	850,718
Class R3 Shares	125,484
Class R4 Shares	2,233
Class R5 Shares	24,437
Distribution and service fees (Note 3)
Class A Shares	3,536,151
Class B Shares	1,063,013
Class C Shares	5,621,685
Class R3 Shares	503,880
Class R4 Shares	4,505
Transfer agent fees
Class A Shares	1,529,780
Class B Shares	155,634
Class C Shares	655,835
Class I Shares	1,454,540
Class R3 Shares	193,456
Class R4 Shares	4,036
Class R5 Shares	32,623
Registration and filing fees
Class A Shares	101,547
Class B Shares	17,649
Class C Shares	30,240
Class I Shares	126,461
Class R3 Shares	27,458
Class R4 Shares	17,075
Class R5 Shares	15,945
Custodian fees (Note 3)	677,176
Professional fees	135,560
Accounting fees	146,185
Trustee fees	56,555
Other expenses	735,611

Total Expenses	49,494,827
Less:
Expenses reimbursed by investment advisor (Note 3)	(305,712)
Fees paid indirectly (Note 3)	(78,446)

Net Expenses	49,110,669

Net Investment Income	$28,639,753

12    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$455,944,236
Foreign currency transactions	(81,653)

455,862,583

Net change in unrealized appreciation (depreciation) on:
Investments	268,342,490
Foreign currency translations	25,407

268,367,897

Net Realized and Unrealized Gain	724,230,480

Net Increase in Net Assets Resulting From Operations	$752,870,233

See notes to financial statements.

Certified Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$28,639,753	$22,542,790
Net realized gain on investments and foreign currency transactions	455,862,583	110,046,848
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	268,367,897	208,823,648

Net Increase (Decrease) in Net Assets
Resulting from Operations	752,870,233	341,413,286

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(9,517,757)	(9,041,451)
Class B Shares	(62,759)	(208,210)
Class C Shares	(455,165)	(1,136,901)
Class I Shares	(18,072,475)	(10,091,399)
Class R3 Shares	(707,632)	(308,217)
Class R4 Shares	(24,305)	—
Class R5 Shares	(578,768)	(49,565)
From realized gains
Class A Shares	(40,724,358)	—
Class B Shares	(3,458,689)	—
Class C Shares	(17,561,097)	—
Class I Shares	(39,645,604)	—
Class R3 Shares	(1,897,722)	—
Class R5 Shares	(456,993)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	254,630,938	8,192,636
Class B Shares	70,097	(8,432,486)
Class C Shares	43,074,529	(19,010,765)
Class I Shares	1,059,702,770	516,880,753
Class R3 Shares	87,096,462	33,144,127
Class R4 Shares	6,750,585	—
Class R5 Shares	88,298,634	10,020,743

Net Increase in Net Assets	2,159,330,924	861,372,551

NET ASSETS:
Beginning of year	2,842,307,892	1,980,935,341

End of year	$5,001,638,816	$2,842,307,892

Undistributed net investment income	$2,143,362	$3,003,948
See notes to financial statements.

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2007

currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $278,338 for Class R3 shares, $19,411 for Class R4 Shares, and $7,963 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2007

Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $259,262 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $31,772 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to ..75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $78,446. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	13,429,422	$547,664,978	5,364,547	$188,094,156
Shares issued to shareholders in reinvestment of dividends	1,156,240	45,570,783	225,438	8,058,294
Shares repurchased	(8,199,947)	(338,622,249)	(5,410,098)	(187,983,831)
Redemption fees received**	—	17,426	—	24,017

Net Increase (Decrease)	6,385,715	$254,630,938	179,887	$8,192,636

Class B Shares
Shares sold	238,194	$9,443,286	84,367	$2,870,375
Shares issued to shareholders in reinvestment of dividends	83,508	3,126,334	5,111	182,575
Shares repurchased	(316,970)	(12,500,818)	(343,699)	(11,486,467)
Redemption fees received**	—	1,295	—	1,031

Net Increase (Decrease)	4,732	$70,097	(254,221)	$(8,432,486)

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2007

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	2,252,675	$89,691,497	1,293,511	$43,965,842
Shares issued to shareholders in reinvestment of dividends	417,160	15,793,087	27,097	974,298
Shares repurchased	(1,569,020)	(62,416,929)	(1,894,704)	(63,956,086)
Redemption fees received**	—	6,874	—	5,181

Net Increase (Decrease)	1,100,815	$43,074,529	(574,096)	$(19,010,765)

Class I Shares
Shares sold	29,796,837	$1,246,028,389	16,999,909	$608,478,099
Shares issued to shareholders in reinvestment of dividends	1,185,152	47,802,515	235,654	8,565,755
Shares repurchased	(5,579,299)	(234,149,563)	(2,814,649)	(100,182,966)
Redemption fees received**	—	21,429	—	19,865

Net Increase (Decrease)	25,402,690	$1,059,702,770	14,420,914	$516,880,753

Class R3 Shares
Shares sold	2,874,263	$117,754,787	1,006,131	$35,300,994
Shares issued to shareholders in reinvestment of dividends	64,233	2,541,337	8,245	297,478
Shares repurchased	(795,418)	(33,200,944)	(72,017)	(2,454,755)
Redemption fees received**	—	1,282	—	410

Net Increase (Decrease)	2,143,078	$87,096,462	942,359	$33,144,127

Class R4 Shares*
Shares sold	170,003	$7,199,837	—	$—
Shares issued to shareholders in reinvestment of dividends	555	24,227	—	—
Shares repurchased	(11,119)	(473,504)	—	—
Redemption fees received**	—	25	—	—

Net Increase (Decrease)	159,439	$6,750,585	—	$—

Class R5 Shares
Shares sold	2,430,984	$101,996,046	276,338	$10,096,784
Shares issued to shareholders in reinvestment of dividends	24,855	1,035,760	1,309	49,565
Shares repurchased	(343,451)	(14,733,830)	(3,390)	(125,667)
Redemption fees received**	—	658	—	61

Net Increase (Decrease)	2,112,388	$88,298,634	274,257	$10,020,743

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2007

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $4,285,270,660 and $2,978,007,575, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,328,815,499

Gross unrealized appreciation on a tax basis	$732,866,933
Gross unrealized depreciation on a tax basis	(76,154,928)

Net unrealized appreciation (depreciation) on investments (tax basis)	$656,712,005

Distributable earnings – ordinary income	$87,188,678
Distributable capital gains	$358,910,099

At September 30, 2007, the Fund had deferred currency losses occurring subsequent to October 31, 2006 of $89,255. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $81,478 and increased net realized investment gain by $81,478. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions.

The tax character of distributions paid during the year ended September 30, 2007, and September 30, 2006, was as follows:

	2007	2006
Distributions from:
Ordinary income	$33,091,951	$20,835,743
Capital gains	$100,071,373	$—

Total Distributions	$133,163,324	$20,835,743

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$38.11	$33.23	$28.49	$26.64	$20.95

Income from investment operations:
Net investment income (loss)	0.44	0.50	0.45	0.31	0.26
Net realized and unrealized gain (loss) on investments	7.96	4.82	4.70	1.84	5.51

Total from investment operations	8.40	5.32	5.15	2.15	5.77

Less dividends from:
Net investment income	(0.41)	(0.44)	(0.41)	(0.30)	(0.03)
Net realized gains	(1.30)	—	—	—	—
Return of capital	—	—	—	—	(0.05)

Total dividends	(1.71)	(0.44)	(0.41)	(0.30)	(0.08)

Change in net asset value	6.69	4.88	4.74	1.85	5.69

NET ASSET VALUE, end of year	$44.80	$38.11	$33.23	$28.49	$26.64

RATIOS/SUPPLEMENTAL DATA

Total return	22.62%	16.10%	18.16%	8.04%	27.55%
Ratios to average net assets:
Net investment income (loss)	1.05%	1.41%	1.44%	1.07%	1.10%
Expenses, after expense reductions	0.93%	0.98%	0.99%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.92%	0.97%	0.98%	0.99%	0.99%
Expenses, before expense reductions	0.93%	0.98%	1.00%	0.99%	1.03%

Portfolio turnover rate	79.29%	51.36%	58.90%	68.74%	82.89%

Net assets at end of year (000)	$2,401,473	$1,074,492	$457,788	$378,334	$260,624

+	Based on weighted average shares outstanding.

See notes to financial statements.

20    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632, CLASS R3 - 885-215-533, CLASS R4 - 885-215-277, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX, CLASS R3 - TVRFX, CLASS R4 - TVIRX, CLASS R5 - TVRRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Diversified Financials	12.3%

Telecommunication Services	8.9%

Health Care Equipment & Services	8.8%

Pharmaceuticals, Biotechnology & Life Sciences	6.8%

Technology Hardware & Equipment	6.2%

Materials	5.8%

Energy	5.3%

Media	5.3%

Insurance	5.2%

Software & Services	4.6%

Banks	4.2%

Semiconductors & Semiconductor Equipment	4.0%

Transportation	4.0%

Consumer Services	3.8%

Capital Goods	2.7%

Utilities	2.7%

Food, Beverage & Tobacco	2.3%

Food & Staples Retailing	2.1%

Other Assets and Cash Equivalents	5.0%

	Shares/ Principal Amount	Value
COMMON STOCK — 94.94%
BANKS — 4.16%
COMMERCIAL BANKS — 1.00%
Wachovia Corp.	993,000	$49,798,950
THRIFTS & MORTGAGE FINANCE — 3.16%
Freddie Mac	2,683,209	158,336,163

		208,135,113

CAPITAL GOODS — 2.67%
INDUSTRIAL CONGLOMERATES — 2.67%
General Electric Co.	3,227,600	133,622,640

		133,622,640

CONSUMER SERVICES — 3.79%
HOTELS, RESTAURANTS & LEISURE — 3.79%
Las Vegas Sands Corp.+	1,422,306	189,764,066

		189,764,066

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 12.27%
CAPITAL MARKETS — 6.04%
AllianceBernstein Holdings LP	320,030	$28,185,042
Charles Schwab Corp.	4,179,400	90,275,040
The Blackstone Group LP+	3,640,100	91,293,708
UBS AG	1,731,700	92,213,025
DIVERSIFIED FINANCIAL SERVICES — 6.23%
Citigroup, Inc.	3,445,100	160,782,817
CME Group, Inc.	256,825	150,846,164

		613,595,796

ENERGY — 5.32%
OIL, GAS & CONSUMABLE FUELS — 5.32%
Apache Corp.	1,596,337	143,766,110
ConocoPhillips	1,395,900	122,518,143

		266,284,253

FOOD & STAPLES RETAILING — 2.12%
FOOD & STAPLES RETAILING — 2.12%
Rite Aid Corp.+	22,905,200	105,822,024

		105,822,024

FOOD, BEVERAGE & TOBACCO — 2.27%
FOOD PRODUCTS — 2.27%
Kraft Foods, Inc. A	3,295,200	113,717,352

		113,717,352

HEALTH CARE EQUIPMENT & SERVICES — 8.80%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.92%
Cytyc Corp.+	2,171,797	103,486,127
Varian Medical Services, Inc.+	2,215,800	92,819,862
HEALTH CARE PROVIDERS & SERVICES — 3.69%
WellPoint, Inc.+	2,336,250	184,376,850
HEALTH CARE TECHNOLOGY — 1.19%
Eclipsys Corp.+	2,542,440	59,289,701

		439,972,540

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
INSURANCE — 5.23%
INSURANCE — 5.23%
Allstate Corp.	2,304,600	$131,800,074
American International Group, Inc.	1,916,300	129,637,695

		261,437,769

MATERIALS — 5.79%
CHEMICALS — 2.67%
Air Products & Chemicals, Inc.	1,366,500	133,589,040
METALS & MINING — 3.12%
Freeport-McMoRan Copper & Gold, Inc.	1,486,055	155,872,309

		289,461,349

MEDIA — 5.30%
MEDIA — 5.30%
Comcast Corp.+	4,456,450	106,776,542
DIRECTV Group, Inc.+	6,528,700	158,516,836

		265,293,378

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.82%
BIOTECHNOLOGY — 2.38%
Genentech, Inc.+	1,524,700	118,957,094
PHARMACEUTICALS — 4.44%
Roche Holdings AG	654,700	118,709,186
Teva Pharmaceutical Industries Ltd. ADR	2,330,800	103,650,676

		341,316,956

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.02%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.02%
Intel Corp.	5,710,300	147,668,358
ON Semiconductor Corp.+	4,245,000	53,317,200

		200,985,558

SOFTWARE & SERVICES — 4.56%
INTERNET SOFTWARE & SERVICES — 2.93%
Google, Inc.+	257,892	146,294,395
SOFTWARE — 1.63%
Microsoft Corp.	2,769,300	81,583,578

		227,877,973

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 6.22%
COMMUNICATIONS EQUIPMENT — 5.03%
Corning, Inc.	4,060,400	$100,088,860
Motorola, Inc.	8,172,300	151,432,719
COMPUTERS & PERIPHERALS — 1.19%
Dell, Inc.+	2,152,800	59,417,280

		310,938,859

TELECOMMUNICATION SERVICES — 8.94%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.20%
Chunghwa Telecom Co. Ltd. ADR	6,390,516	118,096,736
Level 3 Communications, Inc.+	19,803,900	92,088,135
WIRELESS TELECOMMUNICATION SERVICES — 4.74%
China Mobile Ltd.	7,155,700	117,085,490
Crown Castle International Corp.+	2,951,850	119,933,666

		447,204,027

TRANSPORTATION — 3.99%
AIRLINES — 1.16%
JetBlue Airways Corp.+	6,320,400	58,274,088
ROAD & RAIL — 2.83%
Hertz Global Holdings, Inc.+	6,225,400	141,441,088

		199,715,176

UTILITIES — 2.67%
ELECTRIC UTILITIES — 2.67%
Entergy Corp.	1,232,136	133,428,007

		133,428,007

TOTAL COMMON STOCK (Cost $4,093,386,965)		4,748,572,836

SHORT TERM INVESTMENTS — 4.74%
Abbey National, 4.775%, 10/2/2007	$77,000,000	76,989,787
General Electric Capital Corp., 4.68%, 10/3/2007	43,000,000	42,988,820
General Electric Capital Corp., 4.68%, 10/4/2007	50,000,000	49,980,500
Toyota Credit de Puerto Rico, 4.70%, 10/3/2007	17,000,000	16,995,561
Toyota Credit de Puerto Rico, 4.65%, 10/1/2007	50,000,000	50,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $236,954,668)		236,954,668

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2007

Value
TOTAL INVESTMENTS — 99.68% (Cost $4,330,341,633)	$4,985,527,504
OTHER ASSETS LESS LIABILITIES — 0.32%	16,111,312

NET ASSETS — 100.00%	$5,001,638,816

Footnote Legend

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR        American Depository Receipt

See notes to financial statements.

Certified Annual Report    25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund

To the Trustees and Class I Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including a 30-day redemption fee on Class I shares;

(2)	ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class I Shares
Actual	$1,000.00	$1,099.90	$4.89
Hypothetical*	$1,000.00	$1,020.41	$4.70

†	Expenses are equal to the annualized expense ratio for Class I shares (0.93%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report    27

INDEX COMPARISON

Thornburg Value Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (November 2, 1998 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2007

	1 Yr	5 Yrs	Since Inception
I Shares (Incep: 11/2/98)	22.62%	18.31%	10.30%
S&P 500 Index (Since: 11/2/98)	16.44%	15.45%	5.30%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg Value Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gain dividends of $100,071,373.

For the tax year ended September 30, 2007, the Thornburg Value Fund designates 61.06% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

54.47% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2007 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2007 (Unaudited)

meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s superior investment performance in most periods relative to the performance of a category of “large blend” equity mutual funds selected by a mutual fund analyst firm, the Fund’s higher relative performance in periods of negative market conditions relative to the same category of mutual funds, the Fund’s higher performance relative to two-broad based securities indices over multiple periods, the Fund’s cumulative returns over time, and measures of the Fund’s risk.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund fell between the median and average expense ratios for the group of mutual funds assembled by an independent mutual fund analyst firm, that the management fee was somewhat higher than the average and median fee rates for the same group of funds, and that the difference between the fee rates was not significant in view of its degree and the Fund’s investment performance. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund’s assets increase, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    33

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

34    This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.    35

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

This Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg International Value Fund

Informational Brochure and
Annual Report – September 30, 2007

Value *knows no boundaries*

Thornburg International Value Fund

Value Knows No Boundaries

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund invests primarily in foreign securities and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Annual Report.    3

Thornburg International Value Fund

Finding Promising Companies at a Discount

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expenses of Class A shares is 1.33%, as disclosed in the most recent Prospectus.

Left to right: Lei Wang, CFA, Bill Fries, CFA,

Wendy Trevisani

KEY PORTFOLIO ATTRIBUTES

As of 9/30/07

Portfolio P/E Trailing 12-months*	18.3x
Portfolio Price to Cash Flow*	11.7
Portfolio Price to Book Value*	3.5
Median Market Cap*	$37.1 B
7-Year Beta (Thornburg vs. MSCI EAFE)*	0.90
Holdings	52

*	Source: FactSet

Investing is both an art and a science. It requires the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal. Consistent success comes to those who strike a balance between the two. We believe Thornburg International Value Fund strikes such a balance.

The Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This strategy has provided material positive returns for shareholders who have been invested since the Fund’s inception in 1998.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. As of September 30, 2007, holdings cover 18 countries and 21 industries. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2007

	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without Sales Charge	27.50%	40.64%	28.52%	26.57%	14.80%
With Sales Charge	21.77%	34.31%	26.55%	25.41%	14.24%
MSCI EAFE Index (Since: 5/28/98)	13.15%	24.86%	23.24%	23.55%	7.88%

*	Periods under one year are not annualized.

4    This page is not part of the Annual Report.

The current posture is to maintain a portfolio of 50–65 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock develop during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Being diversified in various ways, the Fund is well positioned to take advantage of a broad array of opportunities. Markets do not all move in sync. When one is up, often another is down; losses in one may be offset by gains in another. Limiting the number of stocks in the portfolio and employing a sell discipline has enabled the Fund to strike an effective balance between risk and reward.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/07

Top Contributors	Top Detractors
Hong Kong Exchanges & Clearing Ltd.	Kingfisher plc
China Merchants Bank Co. Ltd.	Allied Irish Banks plc
China Mobile Ltd.	Hyundai Motor Co. Ltd.
Nokia Oyj	Carrefour SA
Potash Corp. of Saskatchewan, Inc.	Amdocs Ltd.
Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/07

TOP TEN HOLDINGS

As of 9/30/07

China Mobile Ltd.	3.8%
UBS AG	3.2%
Nestlé SA-REG	3.0%
Nintendo Co. Ltd	2.9%
Potash Corp. of Saskatchewan, Inc.	2.8%
Teva Pharmaceutical Industries Ltd.	2.8%
E. ON AG	2.7%
Novo Nordisk A/S	2.6%
AXA SA	2.5%
Nokia Oyj	2.4%

BASKET STRUCTURE

As of 9/30/07

This page is not part of the Annual Report.    5

Thornburg International Value Fund

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Wendy Trevisani Co-Portfolio Manager Lei Wang, CFA Co-Portfolio Manager	October 18, 2007
Dear Fellow Shareholder:

The fiscal year ended September 30, 2007, was an extraordinary year for the Thornburg International Value Fund. The net asset value per share (NAV) of the Class A shares on September 30, 2007, was $36.09 versus $26.51 one year ago. Total return for the Fund’s Class A shares for the period was 40.64% at NAV compared with 24.86% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE). Strong European and emerging market currencies boosted returns for U.S. investors, evidenced by the disparity of returns in local currencies versus dollars. Our lower weighting compared with the benchmark in underperforming areas such as Japan and industries such as Financials was beneficial, and reflects our bottom-up approach, as we have found more compelling value elsewhere. As usual, individual stock selection had the largest impact on performance.

Portfolio gains were spread across a variety of sectors, with notable performance from telecommunication services, materials, energy, information technology and financial issues. Positive returns by geography were also broadly based with China and related issues contributing handsomely to portfolio gains. Notable performance was also achieved by stocks in Europe and Canada. Stock selection was positive in Japan, with Nintendo Co. Ltd., a top performer in a lackluster stock market environment. For details on performance by share class, please refer to the performance summary on page 36.

These strong results were achieved in an environment that was indeed challenging. The combination of interest rate skepticism, liquidity crisis, regional and sector volatility, and the subprime debacle created investor uncertainty and, in our opinion, opportunity. Recent actions by central banks, such as the Bank of England guaranteeing deposits at Northern Rock Bank and the U.S. Federal Reserve lowering interest rates, have worked toward restoring confidence in securities markets. These actions have helped markets close at the end of our fiscal year on a strongly positive note.

China remained one of the most dynamic regions globally. On more than one occasion during the year, markets there experienced intense volatility. Three of our top five performers capitalized on the development phenomena in China. Having had a number of our portfolio management and research team members visit the region during the year, we remain optimistic about the promise of our investments there. Our top contributor, although not based in mainland China, was Hong Kong Exchanges & Clearing Ltd. It is the only approved venue for overseas investments under the Qualified Domestic Institutional Investor (QDII) arrangement. In addition, the Hong Kong government has purchased a minority interest in the exchange, which may boost average daily turnover if a potential strategic tie-up with the

Certified Annual Report    7

Letter to Shareholders

Continued

Chinese mainland stock exchanges occurs. China Merchants Bank Co. Ltd. continued to benefit from improving net interest margin and strong fee income growth. China Mobile Ltd. was another top performer. The company signed up another record number of new subscribers, and expectations prevailed that industry restructuring might be further delayed, allowing China Mobile to continue its industry dominance. Another emerging markets stock, Teva Pharmaceutical Industries Ltd., went from being one of our bottom ten contributors in 2006 to a star performer in 2007, as the culmination of fears surrounding Wal-Mart’s $4 generic offering, incorporating the $7.5 billion acquisition of Ivax, and a new CEO proved to be benign events to the future of the company. Teva is the world’s largest manufacturer of generic drugs, exposed to billions of dollars of branded product coming off patent.

The strong performance of our emerging market holdings, where our average weighting for the year hovered around 20%, complemented excellent performance generated from holdings based in developed markets. Nokia Oyj has been successful in introducing new mobile devices that cross the mid-to-high end of the market, and continues to gain market share in the fast growing developing markets. Potash Corporation of Saskatchewan Inc., one of the Fund’s top five contributors, is the world’s largest fertilizer company by capacity. There are limited potash deposits around the world and most of Potash’s competitors are operating at or near capacity. Rogers Communications Inc. continues to benefit from market share gains in cable TV, broadband access and mobile communications in the robust Canadian market. Nintendo’s Wii and DS platforms have dominated the electronic game market this year and sales have exceeded expectations. Schlumberger Ltd. benefited from higher oil prices and strong demand for oilfield services in the Middle East, the former Soviet Union, and in the deepwater offshore production market. Alliance Boots plc rose sharply on a bid by private equity firm Kohlberg Kravis Roberts and was sold from the portfolio.

Detractors, although similarly diverse in nature, were much less significant in magnitude to the impact of the overall performance of the Fund than the contributors. Many stocks that are directly related to the consumer were penalized, such as home improvement retailer Kingfisher plc., Carrefour SA, and Hyundai Motor Co. Ltd. Kingfisher suffered, as not only is the U.K. consumer sensitive to interest rate increases given the predominance of adjustable mortgages, but some of the wettest months on record were experienced in the U.K. throughout the summer. Additionally, any enthusiasm surrounding a potential private equity bid was quickly eliminated as the credit crunch unfolded. Other poor performers included financials, which reacted to the negative news flow stemming from the U.S. subprime crisis, causing negative contribution from stocks such as Allied Irish Banks plc, UBS AG, and Intesa Sanpaolo in Italy. Rounding out the bottom ten were Amdocs Ltd., Samsung Electronics Co. Ltd., Marks & Spencer Group plc, and Bank of Yokohama Ltd. Samsung Electronics was eliminated from the portfolio during the year.

Economic activity globally remains healthy in most sectors, with growth in most countries outpacing the United States. Emerging markets continue to expand at rates well above those in developed markets. Reflecting this expansion and improving earnings, stocks in emerging markets generally continue to perform well. High individual savings rates, stable currencies and a dearth of alternative investments is likely contributing to strength in some of these markets, particularly China. It also seems that western investors are growing more comfortable allocating at least a portion of their assets to emerging market securities.

8    Certified Annual Report

Despite volatile markets during the last year, our results were good. With the aforementioned volatility comes opportunity and subsequent activity. We have established new positions in stocks that we consider to be leading franchises such as Nestlé SA, Marks & Spencer Group plc, and Groupe Danone, each of which had fallen out of favor. We feel that our additions and eliminations in the portfolio have been taken with the appropriate risk considerations in mind. Our investment goal remains to participate in rising markets, yet be cognizant of the risk to the downside that is ever present in equity markets. Our positive performance through this year’s challenging summer months was particularly gratifying. For well selected stock portfolios, we believe the potential remains for earnings and interest rate driven capital appreciation in the period ahead. The Thornburg International Value Fund is, we believe, one such portfolio.

We invite you to visit our web site at www.thornburg.com where you will find useful information on the Thornburg International Value Fund as well our other funds and investment topics.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2007

ASSETS
Investments at value (cost $12,131,233,285) (Note 2)	$16,028,904,176
Cash	4,083,372
Cash denominated in foreign currency (cost $9,423,365)	9,481,639
Receivable for investments sold	544,860,262
Receivable for fund shares sold	145,929,312
Unrealized gain on forward exchange contracts (Note 7)	5,859,673
Dividends receivable	23,320,151
Prepaid expenses and other assets	80,838

Total Assets	16,762,519,423

LIABILITIES
Payable for securities purchased	584,830,379
Payable for fund shares redeemed	17,202,589
Payable to investment advisor and other affiliates (Note 3)	13,258,438
Accounts payable and accrued expenses	3,176,991
Dividends payable	15,069

Total Liabilities	618,483,466

NET ASSETS	$16,144,035,957

NET ASSETS CONSIST OF:
Undistributed net investment income	$5,460,264
Net unrealized appreciation on investments	3,904,036,914
Accumulated net realized gain (loss)	1,350,112,704
Net capital paid in on shares of beneficial interest	10,884,426,075

$16,144,035,957

10    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2007

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($7,111,205,134 applicable to 197,042,328 shares of beneficial interest outstanding - Note 4)	$36.09
Maximum sales charge, 4.50% of offering price	1.70

Maximum offering price per share	$37.79

Class B Shares:
Net asset value and offering price per share * ($135,486,475 applicable to 3,946,854 shares of beneficial interest outstanding - Note 4)	$34.33

Class C Shares:
Net asset value and offering price per share * ($2,309,487,297 applicable to 67,035,550 shares of beneficial interest outstanding - Note 4)	$34.45

Class I Shares:
Net asset value, offering and redemption price per share ($5,113,108,610 applicable to 139,037,967 shares of beneficial interest outstanding - Note 4)	$36.77

Class R3 Shares:
Net asset value, offering and redemption price per share ($984,587,375 applicable to 27,215,915 shares of beneficial interest outstanding - Note 4)	$36.18

Class R4 Shares:
Net asset value, offering and redemption price per share ($39,217,487 applicable to 1,088,877 shares of beneficial interest outstanding - Note 4)	$36.02

Class R5 Shares:
Net asset value, offering and redemption price per share ($450,943,579 applicable to 12,274,454 shares of beneficial interest outstanding - Note 4)	$36.74

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    11

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $20,687,076)	$234,456,109
Interest income	18,222,772

Total Income	252,678,881

EXPENSES:
Investment advisory fees (Note 3)	80,553,444
Administration fees (Note 3)
Class A Shares	6,652,187
Class B Shares	131,841
Class C Shares	2,157,090
Class I Shares	1,773,228
Class R3 Shares	853,351
Class R4 Shares	5,601
Class R5 Shares	88,481
Distribution and service fees (Note 3)
Class A Shares	13,305,200
Class B Shares	1,056,675
Class C Shares	17,303,822
Class R3 Shares	3,420,945
Class R4 Shares	11,970
Transfer agent fees
Class A Shares	7,959,105
Class B Shares	163,999
Class C Shares	2,000,350
Class I Shares	2,916,430
Class R3 Shares	1,445,374
Class R4 Shares	6,404
Class R5 Shares	219,420
Registration and filing fees
Class A Shares	167,280
Class B Shares	20,053
Class C Shares	79,383
Class I Shares	136,325
Class R3 Shares	28,023
Class R4 Shares	18,209
Class R5 Shares	23,392
Custodian fees (Note 3)	4,867,907
Professional fees	248,545
Accounting fees	430,265
Trustee fees	161,320
Other expenses	1,923,532

Total Expenses	150,129,151
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,073,052)
Fees paid indirectly (Note 3)	(343,408)

Net Expenses	148,712,691

Net Investment Income	$103,966,190

12    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$1,494,470,799
Foreign currency transactions	(66,025,711)

1,428,445,088

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $ 393,320)	2,529,250,741
Foreign currency translations	6,952,563

2,536,203,304

Net Realized And Unrealized Gain	3,964,648,392

Net Increase In Net Assets Resulting From Operations	$4,068,614,582

See notes to financial statements.

Certified Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$103,966,190	$74,614,709
Net realized gain on investments and foreign currency transactions	1,428,445,088	117,445,836
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	2,536,203,304	786,733,704

Net Increase (decrease) in Net Assets Resulting from Operations	4,068,614,582	978,794,249
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(51,935,263)	(31,195,911)
Class B Shares	(290,064)	(183,287)
Class C Shares	(5,990,504)	(3,436,661)
Class I Shares	(49,998,965)	(19,772,460)
Class R3 Shares	(5,881,366)	(2,966,495)
Class R4 Shares	(152,359)	—
Class R5 Shares	(3,086,424)	(469,362)
From realized gains
Class A Shares	(108,430,244)	(42,242,602)
Class B Shares	(2,187,195)	(917,829)
Class C Shares	(34,058,224)	(12,682,161)
Class I Shares	(53,149,660)	(16,701,676)
Class R3 Shares	(12,229,262)	(2,457,320)
Class R5 Shares	(1,466,007)	(259,590)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	1,139,200,293	1,592,927,792
Class B Shares	19,169,835	26,257,162
Class C Shares	466,723,398	519,539,149
Class I Shares	1,923,676,047	943,931,604
Class R3 Shares	317,048,006	290,585,064
Class R4 Shares	36,735,755	—
Class R5 Shares	338,549,227	30,251,506

Net Increase in Net Assets	7,980,861,606	4,249,001,172
NET ASSETS:
Beginning of year	8,163,174,351	3,914,173,179

End of year	$16,144,035,957	$8,163,174,351

Undistributed net investment income	$5,460,264	$11,154,896

See notes to financial statements.

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses and

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

administrative fees of $1,035,026 for Class R3 shares, $20,192 for Class R4 shares, and $17,834 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $899,351 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $227,932 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $343,408. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	88,417,092	$2,708,357,987	87,468,381	$2,184,068,553
Shares issued to shareholders in reinvestment of dividends	4,398,998	126,296,864	2,262,190	54,173,870
Shares repurchased	(56,529,130)	(1,695,490,555)	(25,705,411)	(645,390,435)
Redemption fees received**	—	35,997	—	75,804

Net Increase (Decrease)	36,286,960	$1,139,200,293	64,025,160	$1,592,927,792

Class B Shares
Shares sold	900,271	$26,066,084	1,253,957	$29,894,373
Shares issued to shareholders in reinvestment of dividends	66,554	1,752,230	38,925	851,686
Shares repurchased	(295,251)	(8,649,193)	(185,951)	(4,489,669)
Redemption fees received**	—	714	—	772

Net Increase (Decrease)	671,574	$19,169,835	1,106,931	$26,257,162

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	22,218,387	$645,166,990	25,567,387	$611,156,817
Shares issued to shareholders in reinvestment of dividends	871,513	23,106,077	413,698	9,175,773
Shares repurchased	(6,906,854)	(201,561,323)	(4,179,001)	(100,805,360)
Redemption fees received**	—	11,654	—	11,919

Net Increase (Decrease)	16,183,046	$466,723,398	21,802,084	$519,539,149

Class I Shares
Shares sold	80,379,355	$2,448,318,070	43,224,765	$1,106,710,515
Shares issued to shareholders in reinvestment of dividends	2,384,953	71,218,240	1,101,563	27,170,524
Shares repurchased	(19,106,830)	(595,884,029)	(7,420,547)	(189,981,388)
Redemption fees received**	—	23,766	—	31,953

Net Increase (Decrease)	63,657,478	$1,923,676,047	36,905,781	$943,931,604

Class R3 Shares
Shares sold	17,797,234	$542,413,469	14,043,775	$352,814,313
Shares issued to shareholders in reinvestment of dividends	540,505	15,509,752	176,361	4,335,854
Shares repurchased	(7,865,942)	(240,879,799)	(2,651,401)	(66,568,696)
Redemption fees received**	—	4,584	—	3,593

Net Increase (Decrease)	10,471,797	$317,048,006	11,568,735	$290,585,064

Class R4 Shares*
Shares sold	1,119,583	$37,786,085	—	$—
Shares issued to shareholders in reinvestment of dividends	3,999	139,613	—	—
Shares repurchased	(34,705)	(1,189,970)	—	—
Redemption fees received**	—	27	—	—

Net Increase (Decrease)	1,088,877	$36,735,755	—	$—

Class R5 Shares
Shares sold	11,580,206	$374,139,434	1,365,851	$35,030,651
Shares issued to shareholders in reinvestment of dividends	140,876	4,458,789	28,818	726,553
Shares repurchased	(1,252,025)	(40,050,137)	(212,929)	(5,506,089)
Redemption fees received**	—	1,141	—	391

Net Increase (Decrease)	10,469,057	$338,549,227	1,181,740	$30,251,506

*	Effective date of Class R4 shares was February 1, 2007.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $10,684,747,715 and $7,312,874,194, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$12,131,233,285

Gross unrealized appreciation on a tax basis	$3,948,257,927
Gross unrealized depreciation on a tax basis	(50,587,036)

Net unrealized appreciation (depreciation) on investments (tax basis)	$3,897,670,891

Distributable earnings – ordinary income	$665,769,020
Distributable capital gains	$700,215,640

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $7,674,123 and decreased undistributed net realized investment gain by $7,674,123. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign capital gains tax, passive foreign investment company gains/losses, and currency gains/losses.

The tax character of distributions paid during the year ended September 30, 2007, and September 30, 2006, was as follows:

	2007	2006
Distributions from:
Ordinary income	$136,409,922	$74,137,360
Capital gains	$192,445,615	$59,147,994

Total	$328,855,537	$133,285,354

At September 30, 2007, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2006 of $3,579,635. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
710,000,000 Mexican Peso for 65,263,351 USD	December 06, 2007	$642,330
5,767,000,000 Mexican Peso for 530,103,870 USD	December 06, 2007	5,217,343

Unrealized gain from forward Sell contracts:		5,859,673

Net unrealized gain (loss) from forward Sell contracts:		$5,859,673

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

20    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class A Shares:
PER SHARE Performance (for a share outstanding throughout the year)+
Net asset value, beginning of year	$26.51	$22.80	$18.18	$14.95	$11.88

Income from investment operations:
Net investment income (loss)	0.27	0.32	0.18	0.15	0.06
Net realized and unrealized gain (loss) on investments	10.25	4.00	4.63	3.08	3.00

Total from investment operations	10.52	4.32	4.81	3.23	3.06

Redemption fees added to paid in capital	—	—	—	—	0.01

Less dividends from:
Net investment income	(0.29)	(0.21)	(0.19)	—	—
Realized capital gains	(0.65)	(0.40)	—	—	—

Total dividends	(0.94)	(0.61)	(0.19)	—	—

Change in net asset value	9.58	3.71	4.62	3.23	3.07
NET ASSET VALUE, end of year	$36.09	$26.51	$22.80	$18.18	$14.95

RATIOS/SUPPLEMENTAL DATA
Total return(a)	40.64%	19.30%	26.51%	21.61%	25.84%
Ratios to average net assets:
Net investment income (loss)	0.88%	1.25%	0.87%	0.88%	0.44%
Expenses, after expense reductions	1.29%	1.33%	1.44%	1.49%	1.59%
Expenses, after expense reductions and net of custody credits	1.29%	1.33%	1.44%	1.49%	1.59%
Expenses, before expense reductions	1.29%	1.33%	1.44%	1.51%	1.67%
Portfolio turnover rate	64.77%	36.58%	34.17%	35.84%	58.35%
Net assets at end of year (000)	$7,111,205	$4,261,892	$2,205,924	$948,631	$97,991

(a)	Sales loads are not reflected in computing total return.

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class B Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)+
Net asset value, beginning of year	$25.28	$21.82	$17.39	$14.43	$11.57

Income from investment operations:
Net investment income (loss)	0.03	0.11	0.01	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	9.75	3.81	4.44	2.98	2.90

Total from investment operations	9.78	3.92	4.45	2.96	2.86

Less dividends from:
Net investment income	(0.08)	(0.06)	(0.02)	—	—
Realized capital gains	(0.65)	(0.40)	—	—	—

Total dividends	(0.73)	(0.46)	(0.02)	—	—

Change in net asset value	9.05	3.46	4.43	2.96	2.86
NET ASSET VALUE, end of year	$34.33	$25.28	$21.82	$17.39	$14.43

RATIOS/SUPPLEMENTAL DATA
Total return	39.55%	18.32%	25.59%	20.51%	24.72%
Ratios to average net assets:
Net investment income (loss)	0.11%	0.44%	0.04%	(0.12)%	(0.32)%
Expenses, after expense reductions	2.06%	2.13%	2.26%	2.36%	2.38%
Expenses, after expense reductions and net of custody credits	2.06%	2.13%	2.25%	2.36%	2.38%
Expenses, before expense reductions	2.06%	2.13%	2.27%	2.42%	2.84%
Portfolio turnover rate	64.77%	36.58%	34.17%	35.84%	58.35%
Net assets at end of year (000)	$135,486	$82,799	$47,306	$22,181	$6,346

+	Based on weighted average shares outstanding.

See notes to financial statements.

22    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)+
Net asset value, beginning of year	$25.37	$21.89	$17.46	$14.47	$11.60

Income from investment operations:
Net investment income (loss)	0.05	0.13	0.03	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	9.78	3.82	4.45	2.98	2.91

Total from investment operations	9.83	3.95	4.48	2.99	2.87

Less dividends from:
Net investment income	(0.10)	(0.07)	(0.05)	—	—
Realized capital gains	(0.65)	(0.40)	—	—	—

Total dividends	(0.75)	(0.47)	(0.05)	—	—

Change in net asset value	9.08	3.48	4.43	2.99	2.87
NET ASSET VALUE, end of year	$34.45	$25.37	$21.89	$17.46	$14.47

RATIOS/SUPPLEMENTAL DATA
Total return	39.63%	18.41%	25.65%	20.66%	24.74%
Ratios to average net assets:
Net investment income (loss)	0.17%	0.55%	0.16%	0.04%	(0.31)%
Expenses, after expense reductions	2.01%	2.06%	2.16%	2.26%	2.37%
Expenses, after expense reductions and net of custody credits	2.01%	2.05%	2.15%	2.26%	2.37%
Expenses, before expense reductions	2.01%	2.06%	2.16%	2.26%	2.45%
Portfolio turnover rate	64.77%	36.58%	34.17%	35.84%	58.35%
Net assets at end of year (000)	$2,309,487	$1,290,250	$635,833	$243,955	$55,443

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)+
Net asset value, beginning of year	$26.99	$23.19	$18.48	$15.13	$11.96

Income from investment operations:
Net investment income (loss)	0.41	0.43	0.28	0.24	0.14
Net realized and unrealized gain (loss) on investments	10.42	4.06	4.72	3.11	3.03

Total from investment operations	10.83	4.49	5.00	3.35	3.17

Less dividends from:
Net investment income	(0.40)	(0.29)	(0.29)	—	—
Realized capital gains	(0.65)	(0.40)	—	—	—

Total dividends	(1.05)	(0.69)	(0.29)	—	—

Change in net asset value	9.78	3.80	4.71	3.35	3.17
NET ASSET VALUE, end of year	$36.77	$26.99	$23.19	$18.48	$15.13

RATIOS/SUPPLEMENTAL DATA
Total return	41.17%	19.76%	27.15%	22.14%	26.51%
Ratios to average net assets:
Net investment income (loss)	1.32%	1.67%	1.32%	1.35%	1.07%
Expenses, after expense reductions	0.90%	0.94%	0.99%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.90%	0.94%	0.99%	0.99%	0.99%
Expenses, before expense reductions	0.90%	0.94%	1.02%	1.11%	1.25%
Portfolio turnover rate	64.77%	36.58%	34.17%	35.84%	58.35%
Net assets at end of year (000)	$5,113,109	$2,034,453	$892,216	$293,583	$33,511

+	Based on weighted average shares outstanding.

See notes to financial statements.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,				Period Ended September 30, 2003(c)
	2007	2006	2005	2004
Class R3 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$26.58	$22.88	$18.28	$15.01	$13.59

Income from investment operations:
Net investment income (loss)	0.23	0.33	0.21	0.19	0.02
Net realized and unrealized gain (loss) on investments	10.26	3.97	4.63	3.08	1.40

Total from investment operations	10.49	4.30	4.84	3.27	1.42

Less dividends from:
Net investment income	(0.24)	(0.20)	(0.24)	—	—
Realized capital gains	(0.65)	(0.40)	—	—	—

Total dividend	(0.89)	(0.60)	(0.24)	—	—

Change in net asset value	9.60	3.70	4.60	3.27	1.42
NET ASSET VALUE, end of period	$36.18	$26.58	$22.88	$18.28	$15.01

RATIOS/SUPPLEMENTAL DATA
Total return(a)	40.43%	19.15%	26.54%	21.79%	10.45%
Ratios to average net assets:
Net investment income (loss)	0.75%	1.29%	0.99%	1.08%	0.65	%(b)
Expenses, after expense reductions	1.45%	1.45%	1.45%	1.45%	1.60	%(b)
Expenses, after expense reductions and net of custody credits	1.45%	1.45%	1.45%	1.45%	1.60	%(b)
Expenses, before expense reductions	1.61%	1.61%	1.72%	2.42%	30,451.98	%(b)†
Portfolio turnover rate	64.77%	36.58%	34.17%	35.84%	58.35%
Net assets at end of period (000)	$984,587	$445,081	$118,436	$11,207	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R3 Shares was July 1, 2003.

(d)	Net assets at end of year were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Period Ended September 30, 2007(c)
Class R4 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$28.86

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain (loss) on investments	7.36

Total from investment operations	7.45
Less dividends from:
Net investment income	(0.29)

Change in net asset value	7.16
NET ASSET VALUE, end of period	$36.02

RATIOS/SUPPLEMENTAL DATA
Total return(a)	25.90%
Ratios to average net assets:
Net investment income	0.42	%(b)
Expenses, after expense reductions	1.25	%(b)
Expenses, after expense reductions and net of custody credits	1.25	%(b)
Expenses, before expense reductions	1.70	%(b)
Portfolio turnover rate	64.77%
Net assets at end of period (000)	$39,217

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R4 shares was February 1, 2007.

+	Based on weighted average shares outstanding.

See notes to financial statements.

26    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,		Period Ended September 30, 2005(c)
	2007	2006
Class R5 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$26.97	$23.18	$20.37

Income from investment operations:
Net investment income	0.43	0.45	0.16
Net realized and unrealized gain (loss) on investments	10.39	4.03	2.84

Total from investment operations	10.82	4.48	3.00

Less dividends from:
Net investment income	(0.40)	(0.29)	(0.19)
Realized capital gains	(0.65)	(0.40)	—

Total dividends	(1.05)	(0.69)	(0.19)

Change in net asset value	9.77	3.79	2.81
NET ASSET VALUE, end of period	$36.74	$26.97	$23.18

RATIOS/SUPPLEMENTAL DATA
Total return(a)	41.13%	19.72%	14.72%
Ratios to average net assets:
Net investment income	1.33%	1.76%	1.10	%(b)
Expenses, after expense reductions	0.94%	0.95%	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.94%	0.95%	0.99	%(b)
Expenses, before expense reductions	0.95%	0.96%	2.13	%(b)
Portfolio turnover rate	64.77%	36.58%	34.17%
Net assets at end of period (000)	$450,944	$48,699	$14,458

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R5 Shares was February 1, 2005.

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    27

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566, CLASS R3 - 885-215-525, CLASS R4 - 815-215-269, CLASS R5 - 885-215-368

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R3 - TGVRX, CLASS R4 - THVRX, CLASS R5 - TIVRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Telecommunication Services	14.2%
Pharmaceuticals, Biotechnology & Life Sciences	9.2%
Materials	8.1%
Food, Beverage & Tobacco	7.9%
Energy	6.4%
Banks	5.6%
Retailing	5.4%
Utilities	4.9%
Diversified Financials	4.9%
Software & Services	4.4%
Technology Hardware & Equipment	3.7%
Capital Goods	3.3%
Consumer Services	2.9%
Insurance	2.5%
Automobiles & Components	2.1%
Household & Personal Products	2.1%
Consumer Durables & Apparel	2.0%
Real Estate	1.9%
Food & Staples Retailing	1.3%
Transportation	1.1%
Semiconductors & Semiconductor Equipment	0.9%
Other Assets and Cash Equivalents	5.2%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/07 (percent of equity holdings)

U.K.	16.4%
Switzerland	11.6%
France	11.3%
Japan	10.1%
China	9.0%
Canada	8.5%
Germany	4.9%
Finland	4.8%
Denmark	4.2%
México	3.7%
Israel	2.9%
Russia	2.6%
Spain	2.1%
Hong Kong	1.8%
South Korea	1.8%
Brazil	1.5%
Netherlands	1.5%
Greece	1.3%

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
COMMON STOCK — 94.76%
AUTOMOBILES & COMPONENTS — 2.13%
AUTOMOBILES — 2.13%
Toyota Motor Corp.	5,827,900	$343,996,535

		343,996,535

BANKS — 5.64%
COMMERCIAL BANKS — 5.64%
China Merchants Bank Co., Ltd.	39,613,430	174,019,132
Lloyds TSB Group plc	25,756,900	285,889,738
Sberbank-CLS	43,135,000	179,872,950
Shinhan Financial Group Co.	4,145,254	270,854,665

		910,636,485

CAPITAL GOODS — 3.32%
AEROSPACE & DEFENSE — 1.44%
Embraer Brasileira de Aeronáutica ADR	5,302,345	232,878,992
MACHINERY — 1.88%
Fanuc Ltd.	2,979,800	303,777,983

		536,656,975

CONSUMER DURABLES & APPAREL — 2.02%
TEXTILES, APPAREL & LUXURY GOODS — 2.02%
LVMH Moët Hennessy Louis Vuitton SA	2,714,296	325,388,699

		325,388,699

CONSUMER SERVICES — 2.91%
HOTELS, RESTAURANTS & LEISURE — 2.91%
Carnival plc	5,639,600	269,311,182
OPAP SA	5,173,607	200,662,654

		469,973,836

DIVERSIFIED FINANCIALS — 4.92%
CAPITAL MARKETS — 3.21%
UBS AG	9,638,760	518,261,865
DIVERSIFIED FINANCIAL SERVICES — 1.71%
Hong Kong Exchanges & Clearing Ltd.	9,005,700	275,713,655

		793,975,520

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
ENERGY — 6.36%
ENERGY EQUIPMENT & SERVICES — 1.42%
Schlumberger Ltd.	2,181,000	$229,005,000
OIL, GAS & CONSUMABLE FUELS — 4.94%
Canadian Natural Resources Ltd.	3,884,200	295,068,770
China Petroleum & Chemical Corp.	226,998,585	282,366,693
Gazprom ADR	4,996,300	220,336,830

		1,026,777,293

FOOD & STAPLES RETAILING — 1.26%
FOOD & STAPLES RETAILING — 1.26%
Wal Mart de México SA de CV	55,672,400	204,112,791

		204,112,791

FOOD, BEVERAGE & TOBACCO — 7.86%
BEVERAGES — 3.06%
Carlsberg A/S Class B	1,632,400	222,944,892
Sabmiller plc	9,551,650	272,033,800
FOOD PRODUCTS — 4.80%
Groupe Danone	3,766,300	296,454,604
Nestlé SA-REG	1,064,600	478,235,602

		1,269,668,898

HOUSEHOLD & PERSONAL PRODUCTS — 2.08%
HOUSEHOLD PRODUCTS — 1.82%
Reckitt Benckiser plc	4,985,730	292,966,811
PERSONAL PRODUCTS — 0.26%
Shiseido Co., Ltd.	1,892,200	42,006,791

		334,973,602

INSURANCE — 2.45%
INSURANCE — 2.45%
AXA	8,844,600	395,763,144

		395,763,144

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
MATERIALS — 8.10%
CHEMICALS — 8.10%
Air Liquide	2,837,160	$379,724,474
Basf AG	2,268,100	313,717,066
Givaudan AG	177,329	163,887,485
Potash Corp. of Saskatchewan, Inc.	4,261,500	450,440,550

		1,307,769,575

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.21%
PHARMACEUTICALS — 9.21%
Novartis AG	2,618,800	144,520,421
Novartis AG ADR	2,388,700	131,282,952
Novo Nordisk A/S	3,523,925	425,332,672
Roche Holdings AG	1,864,400	338,050,109
Teva Pharmaceutical Industries Ltd. ADR	10,059,700	447,354,859

		1,486,541,013

REAL ESTATE — 1.87%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.87%
Country Garden Holdings Co.+	177,696,100	302,185,203

		302,185,203

RETAILING — 5.42%
MULTILANE RETAIL — 3.79%
Marks & Spencer Group plc	25,503,000	321,162,301
Next plc	7,234,531	290,708,077
SPECIALTY RETAIL — 1.63%
Kingfisher plc	23,355,803	85,441,241
Yamada Denki Co., Ltd.	1,790,654	177,249,258

		874,560,877

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.92%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.92%
Arm Holdings plc	47,249,000	148,873,903

		148,873,903

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 4.39%
SOFTWARE — 4.39%
Amdocs Ltd.+	6,593,900	$245,227,141
Nintendo Co., Ltd.	889,931	463,308,003

		708,535,144

TECHNOLOGY HARDWARE & EQUIPMENT — 3.69%
COMMUNICATIONS EQUIPMENT — 2.40%
Nokia Oyj	10,214,600	388,316,390
OFFICE ELECTRONICS — 1.29%
Canon, Inc.	3,802,400	207,557,115

		595,873,505

TELECOMMUNICATION SERVICES — 14.20%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.00%
France Telecom SA	9,727,100	325,814,651
Telefónica SA	11,402,200	319,163,461
WIRELESS TELECOMMUNICATION SERVICES — 10.20%
América Móvil SA de CV	5,750,744	368,047,616
China Mobile Ltd.	37,510,172	613,762,020
Rogers Communications, Inc.	8,457,800	385,029,090
Vodafone Group plc ADR	7,713,055	279,983,896

		2,291,800,734

TRANSPORTATION — 1.09%
ROAD & RAIL — 1.09%
Canadian National Railway Co.	3,086,900	176,154,873

		176,154,873

UTILITIES — 4.92%
ELECTRIC UTILITIES — 4.92%
E. ON AG	2,388,300	441,569,540
Fortum Oyj	9,604,250	352,513,871

		794,083,411

TOTAL COMMON STOCK (Cost $11,400,631,125)		15,298,302,016

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 4.53%
Abbey National, 4.77%, 10/2/2007	$100,000,000	$99,986,750
Abbey National, 4.775%, 10/1/2007	24,000,000	24,000,000
Citigroup Funding, Inc., 4.80%, 10/3/2007	21,000,000	20,994,400
Citigroup Funding, Inc., 4.80%, 10/5/2007	100,000,000	99,946,667
General Electric Capital Corp., 4.66%, 10/3/2007	61,000,000	60,984,208
General Electric Capital Corp., 4.66%, 10/4/2007	100,000,000	99,961,166
General Electric Capital Corp., 4.70%, 10/9/2007	68,500,000	68,428,455
General Electric Capital Corp., 4.70%, 10/10/2007	100,000,000	99,882,500
Toyota Credit de Puerto Rico, 4.73%, 10/5/2007	50,000,000	49,973,722
Toyota Credit de Puerto Rico, 4.73%, 10/9/2007	53,000,000	52,944,292
Toyota Credit de Puerto Rico, 4.77%, 10/1/2007	53,500,000	53,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $730,602,160)		730,602,160

TOTAL INVESTMENTS — 99.29% (Cost $12,131,233,285)		$16,028,904,176
OTHER ASSETS LESS LIABILITIES — 0.71%		115,131,781

NET ASSETS — 100.00%		$16,144,035,957

Footnote legend

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR       American Depository Receipt

See notes to financial statements.

Certified Annual Report    33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund

To the Trustees and Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York November 16, 2007

34    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class A Shares
Actual	$1,000.00	$1,236.80	$7.22
Hypothetical*	$1,000.00	$1,018.61	$6.52
Class B Shares
Actual	$1,000.00	$1,232.80	$11.13
Hypothetical*	$1,000.00	$1,015.10	$10.05
Class C Shares
Actual	$1,000.00	$1,232.70	$11.21
Hypothetical*	$1,000.00	$1,015.02	$10.12
Class I Shares
Actual	$1,000.00	$1,239.20	$5.11
Hypothetical*	$1,000.00	$1,020.50	$4.61
Class R3 Shares
Actual	$1,000.00	$1,236.10	$8.13
Hypothetical*	$1,000.00	$1,017.80	$7.33
Class R4 Shares
Actual	$1,000.00	$1,237.50	$7.01
Hypothetical*	$1,000.00	$1,018.80	$6.32
Class R5 Shares
Actual	$1,000.00	$1,239.30	$5.17
Hypothetical*	$1,000.00	$1,020.45	$4.67

†	Expenses are equal to the annualized expense ratio for each class (A: 1.29%; B: 1.99%; C: 2.00%; I: 0.91%; R3: 1.45%; R4: 1.25%; and R5: 0.92%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    35

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (May 28, 1998 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2007 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 5/28/98)	34.31%	25.41%	14.24%
B Shares (Incep: 4/03/00)	34.55%	25.37%	11.35%
C Shares (Incep: 5/28/98)	38.63%	25.61%	13.84%
R3 Shares (Incep: 7/01/03)	40.43%	—	27.93%
R4 Shares (Incep: 2/01/07)	—	—	25.90%*
R5 Shares (Incep: 2/01/05)	41.13%	—	28.24%
MSCI EAFE Index (Since: 5/28/98)	24.86%	23.55%	7.88%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R3, R4 and R5 shares. Class R3, R4 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

36    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

38    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    39

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gain dividends of $192,445,615.

For the tax year ended September 30, 2007, the Thornburg International Value Fund designates 48.77% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended September 30, 2007, foreign taxes paid and foreign source income is $20,675,448 and $932,053,889, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2007 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met on September 11, 2007 to consider renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports throughout the year from the Advisor. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s investment performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and

40    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2007 (Unaudited)

other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s superior investment performance in most periods relative to the performance of a “foreign large blend” category of equity mutual funds assembled by an independent mutual fund analyst firm, the Fund’s outperformance of two broad-based securities indices in most periods during both rising and falling markets, the Fund’s cumulative returns over extended periods, the Fund’s relatively low portfolio volatility and the Fund’s performance relative to comparative measures of risk.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund was higher to a small degree than the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, but that the overall expense ratio was comparable to the average and median expense ratios for the same fund group. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients ere not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    41

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report    43

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg International Value Fund

Value Knows No Boundaries

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund invests primarily in foreign securities and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

Thornburg Bond Funds

•   Thornburg Limited Term Municipal Fund

•   Thornburg Intermediate Municipal Fund

•   Thornburg California Limited Term Municipal Fund

•   Thornburg New Mexico Intermediate Municipal Fund

•   Thornburg New York Intermediate Municipal Fund

•   Thornburg Limited Term U.S. Government Fund

•   Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•   Thornburg Value Fund

•   Thornburg International Value Fund

•   Thornburg Core Growth Fund

•   Thornburg Investment Income Builder Fund

•   Thornburg Global Opportunities Fund

•   Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. Minimum investments for Class I shares are higher than those for other classes.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg International Value Fund

Finding Promising Companies at a Discount

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 0.94%, as disclosed in the most recent Prospectus.

KEY PORTFOLIO ATTRIBUTES

As of 9/30/07

Portfolio P/E Trailing 12-months*	18.3x

Portfolio Price to Cash Flow*	11.7

Portfolio Price to Book Value*	3.5

Median Market Cap*	$37.1 B

7-Year Beta (Thornburg vs. MSCI EAFE)*	0.90

Holdings	52

*	Source: FactSet

Investing is both an art and a science. It requires the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal. Consistent success comes to those who strike a balance between the two. We believe Thornburg International Value Fund strikes such a balance.

The Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This strategy has provided material positive returns for shareholders who have been invested since the Fund’s inception in 1998.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. As of September 30, 2007, holdings cover 18 countries and 21 industries. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2007

	YTD	1 yr	3 yrs	5 yrs	Since Inception
I Shares (Incep: 3/30/01)	27.85%	41.17%	29.06%	27.13%	16.76%

MSCI EAFE Index (Since: 3/30/01)	13.15%	24.86%	23.24%	23.55%	11.83%

*	Periods under one year are not annualized.

4    This page is not part of the Annual Report.

The current posture is to maintain a portfolio of 50–65 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock develop during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Being diversified in various ways, the Fund is well positioned to take advantage of a broad array of opportunities. Markets do not all move in sync. When one is up, often another is down; losses in one may be offset by gains in another. Limiting the number of stocks in the portfolio and employing a sell discipline has enabled the Fund to strike an effective balance between risk and reward.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/07

Top Contributors	Top Detractors

Hong Kong Exchanges & Clearing Ltd.	Kingfisher plc

China Merchants Bank Co. Ltd.	Allied Irish Banks plc

China Mobile Ltd.	Hyundai Motor Co. Ltd.

Nokia Oyj	Carrefour SA

Potash Corp. of Saskatchewan, Inc.	Amdocs Ltd.

Source: FactSet

TOP TEN HOLDINGS

As of 9/30/07

China Mobile Ltd.	3.8%

UBS AG	3.2%

Nestlé SA-REG	3.0%

Nintendo Co. Ltd	2.9%

Potash Corp. of Saskatchewan, Inc.	2.8%

Teva Pharmaceutical Industries Ltd.	2.8%

E. ON AG	2.7%

Novo Nordisk A/S	2.6%

AXA SA	2.5%

Nokia Oyj	2.4%

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Thornburg International Value Fund

I Shares – September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report.

Letter to Shareholders

October 18, 2007

Dear Fellow Shareholder:

The fiscal year ended September 30, 2007, was an extraordinary year for the Thornburg International Value Fund. The net asset value per share (NAV) of the Class I shares on September 30, 2007, was $36.77 versus $26.99 one year ago. Total return for the Fund’s Class I shares for the period was 41.17% compared with 24.86% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE). Strong European and emerging market currencies boosted returns for U.S. investors, evidenced by the disparity of returns in local currencies versus dollars. Our lower weighting compared with the benchmark in underperforming areas such as Japan and industries such as Financials was beneficial, and reflects our bottom-up approach, as we have found more compelling value elsewhere. As usual, individual stock selection had the largest impact on performance.

Portfolio gains were spread across a variety of sectors, with notable performance from telecommunication services, materials, energy, information technology and financial issues. Positive returns by geography were also broadly based with China and related issues contributing handsomely to portfolio gains. Notable performance was also achieved by stocks in Europe and Canada. Stock selection was positive in Japan, with Nintendo Co. Ltd., a top performer in a lackluster stock market environment. For details on performance by share class, please refer to the performance summary on page 30.

These strong results were achieved in an environment that was indeed challenging. The combination of interest rate skepticism, liquidity crisis, regional and sector volatility, and the subprime debacle created investor uncertainty and, in our opinion, opportunity. Recent actions by central banks, such as the Bank of England guaranteeing deposits at Northern Rock Bank and the U.S. Federal Reserve lowering interest rates, have worked toward restoring confidence in securities markets. These actions have helped markets close at the end of our fiscal year on a strongly positive note.

China remained one of the most dynamic regions globally. On more than one occasion during the year, markets there experienced intense volatility. Three of our top five performers capitalized on the development phenomena in China. Having had a number of our portfolio management and research team members visit the region during the year, we remain optimistic about the promise of our investments there. Our top contributor, although not based in mainland China, was Hong Kong Exchanges & Clearing Ltd. It is the only approved venue for overseas investments under the Qualified Domestic Institutional Investor (QDII) arrangement. In addition, the Hong Kong government has purchased a minority interest in the exchange, which may boost average daily turnover if a potential strategic tie-up with the

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Letter to Shareholders

Continued

Chinese mainland stock exchanges occurs. China Merchants Bank Co. Ltd. continued to benefit from improving net interest margin and strong fee income growth. China Mobile Ltd. was another top performer. The company signed up another record number of new subscribers, and expectations prevailed that industry restructuring might be further delayed, allowing China Mobile to continue its industry dominance. Another emerging markets stock, Teva Pharmaceutical Industries Ltd., went from being one of our bottom ten contributors in 2006 to a star performer in 2007, as the culmination of fears surrounding Wal-Mart’s $4 generic offering, incorporating the $7.5 billion acquisition of Ivax, and a new CEO proved to be benign events to the future of the company. Teva is the world’s largest manufacturer of generic drugs, exposed to billions of dollars of branded product coming off patent.

The strong performance of our emerging market holdings, where our average weighting for the year hovered around 20%, complemented excellent performance generated from holdings based in developed markets. Nokia Oyj has been successful in introducing new mobile devices that cross the mid-to-high end of the market, and continues to gain market share in the fast growing developing markets. Potash Corporation of Saskatchewan Inc., one of the Fund’s top five contributors, is the world’s largest fertilizer company by capacity. There are limited potash deposits around the world and most of Potash’s competitors are operating at or near capacity. Rogers Communications Inc. continues to benefit from market share gains in cable TV, broadband access and mobile communications in the robust Canadian market. Nintendo’s Wii and DS platforms have dominated the electronic game market this year and sales have exceeded expectations. Schlumberger Ltd. benefited from higher oil prices and strong demand for oilfield services in the Middle East, the former Soviet Union, and in the deepwater offshore production market. Alliance Boots plc rose sharply on a bid by private equity firm Kohlberg Kravis Roberts and was sold from the portfolio.

Detractors, although similarly diverse in nature, were much less significant in magnitude to the impact of the overall performance of the Fund than the contributors. Many stocks that are directly related to the consumer were penalized, such as home improvement retailer Kingfisher plc., Carrefour SA, and Hyundai Motor Co. Ltd. Kingfisher suffered, as not only is the U.K. consumer sensitive to interest rate increases given the predominance of adjustable mortgages, but some of the wettest months on record were experienced in the U.K. throughout the summer. Additionally, any enthusiasm surrounding a potential private equity bid was quickly eliminated as the credit crunch unfolded. Other poor performers included financials, which reacted to the negative news flow stemming from the U.S. subprime crisis, causing negative contribution from stocks such as Allied Irish Banks plc, UBS AG, and Intesa Sanpaolo in Italy. Rounding out the bottom ten were Amdocs Ltd., Samsung Electronics Co. Ltd., Marks & Spencer Group plc, and Bank of Yokohama Ltd. Samsung Electronics was eliminated from the portfolio during the year.

Economic activity globally remains healthy in most sectors, with growth in most countries outpacing the United States. Emerging markets continue to expand at rates well above those in developed markets. Reflecting this expansion and improving earnings, stocks in emerging markets generally continue to perform well. High individual savings rates, stable currencies and a dearth of alternative investments is likely contributing to strength in some of these markets, particularly China. It also seems that western investors are growing more comfortable allocating at least a portion of their assets to emerging market securities.

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Despite volatile markets during the last year, our results were good. With the aforementioned volatility comes opportunity and subsequent activity. We have established new positions in stocks that we consider to be leading franchises such as Nestlé SA, Marks & Spencer Group plc, and Groupe Danone, each of which had fallen out of favor. We feel that our additions and eliminations in the portfolio have been taken with the appropriate risk considerations in mind. Our investment goal remains to participate in rising markets, yet be cognizant of the risk to the downside that is ever present in equity markets. Our positive performance through this year’s challenging summer months was particularly gratifying. For well selected stock portfolios, we believe the potential remains for earnings and interest rate driven capital appreciation in the period ahead. The Thornburg International Value Fund is, we believe, one such portfolio.

We invite you to visit our web site at www.thornburg.com where you will find useful information on the Thornburg International Value Fund as well our other funds and investment topics.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager Managing Director	Co-Portfolio Manager Managing Director	Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2007

ASSETS
Investments at value (cost $12,131,233,285) (Note 2)	$16,028,904,176
Cash	4,083,372
Cash denominated in foreign currency (cost $ 9,423,365)	9,481,639
Receivable for investments sold	544,860,262
Receivable for fund shares sold	145,929,312
Unrealized gain on forward exchange contracts (Note 7)	5,859,673
Dividends receivable	23,320,151
Prepaid expenses and other assets	80,838

Total Assets	16,762,519,423

LIABILITIES
Payable for securities purchased	584,830,379
Payable for fund shares redeemed	17,202,589
Payable to investment advisor and other affiliates (Note 3)	13,258,438
Accounts payable and accrued expenses	3,176,991
Dividends payable	15,069

Total liabilities	618,483,466

NET ASSETS	$16,144,035,957

NET ASSETS CONSIST OF:
Undistributed net investment income	$5,460,264
Net unrealized appreciation on investments	3,904,036,914
Accumulated net realized gain (loss)	1,350,112,704
Net capital paid in on shares of beneficial interest	10,884,426,075

$16,144,035,957

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2007

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($7,111,205,134 applicable to 197,042,328 shares of beneficial interest outstanding—Note 4)	$36.09
Maximum sales charge, 4.50% of offering price	1.70

Maximum offering price per share	$37.79

Class B Shares:
Net asset value and offering price per share * ($135,486,475 applicable to 3,946,854 shares of beneficial interest outstanding—Note 4)	$34.33

Class C Shares:
Net asset value and offering price per share * ($2,309,487,297 applicable to 67,035,550 shares of beneficial interest outstanding—Note 4)	$34.45

Class I Shares:
Net asset value, offering and redemption price per share ($5,113,108,610 applicable to 139,037,967 shares of beneficial interest outstanding—Note 4)	$36.77

Class R3 Shares:
Net asset value, offering and redemption price per share ($984,587,375 applicable to 27,215,915 shares of beneficial interest outstanding—Note 4)	$36.18

Class R4 Shares:
Net asset value, offering and redemption price per share ($39,217,487 applicable to 1,088,877 shares of beneficial interest outstanding—Note 4)	$36.02

Class R5 Shares:
Net asset value, offering and redemption price per share ($450,943,579 applicable to 12,274,454 shares of beneficial interest outstanding—Note 4)	$36.74

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 20,687,076)	$234,456,109
Interest income	18,222,772

Total Income	252,678,881

EXPENSES:
Investment advisory fees (Note 3)	80,553,444
Administration fees (Note 3)
Class A Shares	6,652,187
Class B Shares	131,841
Class C Shares	2,157,090
Class I Shares	1,773,228
Class R3 Shares	853,351
Class R4 Shares	5,601
Class R5 Shares	88,481
Distribution and service fees (Note 3)
Class A Shares	13,305,200
Class B Shares	1,056,675
Class C Shares	17,303,822
Class R3 Shares	3,420,945
Class R4 Shares	11,970
Transfer agent fees
Class A Shares	7,959,105
Class B Shares	163,999
Class C Shares	2,000,350
Class I Shares	2,916,430
Class R3 Shares	1,445,374
Class R4 Shares	6,404
Class R5 Shares	219,420
Registration and filing fees
Class A Shares	167,280
Class B Shares	20,053
Class C Shares	79,383
Class I Shares	136,325
Class R3 Shares	28,023
Class R4 Shares	18,209
Class R5 Shares	23,392
Custodian fees (Note 3)	4,867,907
Professional fees	248,545
Accounting fees	430,265
Trustee fees	161,320
Other expenses	1,923,532

Total Expenses	150,129,151
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,073,052)
Fees paid indirectly (Note 3)	(343,408)

Net Expenses	148,712,691

Net Investment Income	$103,966,190

12    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$1,494,470,799
Foreign currency transactions	(66,025,711)

1,428,445,088

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $393,320)	2,529,250,741
Foreign currency translations	6,952,563

2,536,203,304

Net Realized and Unrealized Gain	3,964,648,392

Net Increase in Net Assets Resulting From Operations	$4,068,614,582

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$103,966,190	$74,614,709
Net realized gain on investments and foreign currency transactions	1,428,445,088	117,445,836
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	2,536,203,304	786,733,704

Net Increase (Decrease) in Net Assets Resulting from Operations	4,068,614,582	978,794,249

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(51,935,263)	(31,195,911)
Class B Shares	(290,064)	(183,287)
Class C Shares	(5,990,504)	(3,436,661)
Class I Shares	(49,998,965)	(19,772,460)
Class R3 Shares	(5,881,366)	(2,966,495)
Class R4 Shares	(152,359)	—
Class R5 Shares	(3,086,424)	(469,362)
From realized gains
Class A Shares	(108,430,244)	(42,242,602)
Class B Shares	(2,187,195)	(917,829)
Class C Shares	(34,058,224)	(12,682,161)
Class I Shares	(53,149,660)	(16,701,676)
Class R3 Shares	(12,229,262)	(2,457,320)
Class R5 Shares	(1,466,007)	(259,590)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	1,139,200,293	1,592,927,792
Class B Shares	19,169,835	26,257,162
Class C Shares	466,723,398	519,539,149
Class I Shares	1,923,676,047	943,931,604
Class R3 Shares	317,048,006	290,585,064
Class R4 Shares	36,735,755	—
Class R5 Shares	338,549,227	30,251,506

Net Increase in Net Assets	7,980,861,606	4,249,001,172

NET ASSETS:
Beginning of year	8,163,174,351	3,914,173,179

End of year	$16,144,035,957	$8,163,174,351

Undistributed net investment income	$5,460,264	$11,154,896

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $1,035,026 for Class R3 shares, $20,192 for Class R4 shares, and $17,834 for Class R5 shares.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $899,351 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $227,932 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to ..75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $343,408. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	88,417,092	$2,708,357,987	87,468,381	$2,184,068,553
Shares issued to shareholders in reinvestment of dividends	4,398,998	126,296,864	2,262,190	54,173,870
Shares repurchased	(56,529,130)	(1,695,490,555)	(25,705,411)	(645,390,435)
Redemption fees received**	—	35,997	—	75,804

Net Increase (Decrease)	36,286,960	$1,139,200,293	64,025,160	$1,592,927,792

Class B Shares
Shares sold	900,271	$26,066,084	1,253,957	$29,894,373
Shares issued to shareholders in reinvestment of dividends	66,554	1,752,230	38,925	851,686
Shares repurchased	(295,251)	(8,649,193)	(185,951)	(4,489,669)
Redemption fees received**	—	714	—	772

Net Increase (Decrease)	671,574	$19,169,835	1,106,931	$26,257,162

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	22,218,387	$645,166,990	25,567,387	$611,156,817
Shares issued to shareholders in reinvestment of dividends	871,513	23,106,077	413,698	9,175,773
Shares repurchased	(6,906,854)	(201,561,323)	(4,179,001)	(100,805,360)
Redemption fees received**	—	11,654	—	11,919

Net Increase (Decrease)	16,183,046	$466,723,398	21,802,084	$519,539,149

Class I Shares
Shares sold	80,379,355	$2,448,318,070	43,224,765	$1,106,710,515
Shares issued to shareholders in reinvestment of dividends	2,384,953	71,218,240	1,101,563	27,170,524
Shares repurchased	(19,106,830)	(595,884,029)	(7,420,547)	(189,981,388)
Redemption fees received**	—	23,766	—	31,953

Net Increase (Decrease)	63,657,478	$1,923,676,047	36,905,781	$943,931,604

Class R3 Shares
Shares sold	17,797,234	$542,413,469	14,043,775	$352,814,313
Shares issued to shareholders in reinvestment of dividends	540,505	15,509,752	176,361	4,335,854
Shares repurchased	(7,865,942)	(240,879,799)	(2,651,401)	(66,568,696)
Redemption fees received**	—	4,584	—	3,593

Net Increase (Decrease)	10,471,797	$317,048,006	11,568,735	$290,585,064

Class R4 Shares*
Shares sold	1,119,583	$37,786,085	—	$—
Shares issued to shareholders in reinvestment of dividends	3,999	139,613	—	—
Shares repurchased	(34,705)	(1,189,970)	—	—
Redemption fees received**	—	27	—	—

Net Increase (Decrease)	1,088,877	$36,735,755	—	$—

Class R5 Shares
Shares sold	11,580,206	$374,139,434	1,365,851	$35,030,651
Shares issued to shareholders in reinvestment of dividends	140,876	4,458,789	28,818	726,553
Shares repurchased	(1,252,025)	(40,050,137)	(212,929)	(5,506,089)
Redemption fees received**	—	1,141	—	391

Net Increase (Decrease)	10,469,057	$338,549,227	1,181,740	$30,251,506

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $10,684,747,715 and $7,312,874,194, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$12,131,233,285

Gross unrealized appreciation on a tax basis	$3,948,257,927
Gross unrealized depreciation on a tax basis	(50,587,036)

Net unrealized appreciation (depreciation) on investments (tax basis)	$3,897,670,891

Distributable earnings – ordinary income	$665,769,020
Distributable capital gains	$700,215,640

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $7,674,123 and decreased undistributed net realized investment gain by $7,674,123. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign capital gains tax, passive foreign investment company gains/losses, and currency gains/losses.

The tax character of distributions paid during the year ended September 30, 2007, and September 30, 2006, was as follows:

	2007	2006
Distributions from:
Ordinary income	$136,409,922	$74,137,360
Capital gains	$192,445,615	$59,147,994

Total	$328,855,537	$133,285,354

At September 30, 2007, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2006 of $3,579,635. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH

OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
710,000,000 Mexican Peso for 65,263,351 USD	December 06, 2007	$642,330
5,767,000,000 Mexican Peso for 530,103,870 USD	December 06, 2007	5,217,343

Unrealized gain from forward
Sell contracts:		5,859,673

Net unrealized gain (loss) from forward
Sell contracts:		$5,859,673

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

20    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund

	Year Ended September 30,
Class I Shares:	2007	2006	2005	2004	2003
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$26.99	$23.19	$18.48	$15.13	$11.96

Income from investment operations:
Net investment income (loss)	0.41	0.43	0.28	0.24	0.14
Net realized and unrealized gain (loss) on investments	10.42	4.06	4.72	3.11	3.03

Total from investment operations	10.83	4.49	5.00	3.35	3.17

Less dividends from:
Net investment income	(0.40)	(0.29)	(0.29)	—	—
Realized capital gains	(0.65)	(0.40)	—	—	—

Total dividends	(1.05)	(0.69)	(0.29)	—	—

Change in net asset value	9.78	3.80	4.71	3.35	3.17
NET ASSET VALUE, end of year	$36.77	$26.99	$23.19	$18.48	$15.13

RATIOS/SUPPLEMENTAL DATA

Total return	41.17%	19.76%	27.15%	22.14%	26.51%
Ratios to average net assets:
Net investment income (loss)	1.32%	1.67%	1.32%	1.35%	1.07%
Expenses, after expense reductions	0.90%	0.94%	0.99%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.90%	0.94%	0.99%	0.99%	0.99%
Expenses, before expense reductions	0.90%	0.94%	1.02%	1.11%	1.25%

Portfolio turnover rate	64.77%	36.58%	34.17%	35.84%	58.35%

Net assets at end of year (000)	$5,113,109	$2,034,453	$892,216	$293,583	$33,511

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    21

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566, CLASS R3 - 885-215-525, CLASS R4 - 815-215-269, CLASS R5 - 885-215-368

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R3 - TGVRX, CLASS R4 - THVRX, CLASS R5 - TIVRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Telecommunication Services	14.2%
Pharmaceuticals, Biotechnology & Life Sciences	9.2%
Materials	8.1%
Food, Beverage & Tobacco	7.9%
Energy	6.4%
Banks	5.6%
Retailing	5.4%
Utilities	4.9%
Diversified Financials	4.9%
Software & Services	4.4%
Technology Hardware & Equipment	3.7%
Capital Goods	3.3%
Consumer Services	2.9%
Insurance	2.5%
Automobiles & Components	2.1%
Household & Personal Products	2.1%
Consumer Durables & Apparel	2.0%
Real Estate	1.9%
Food & Staples Retailing	1.3%
Transportation	1.1%
Semiconductors & Semiconductor Equipment	0.9%
Other Assets and Cash Equivalents	5.2%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/07 (percent of equity holdings)

U.K.	16.4%
Switzerland	11.6%
France	11.3%
Japan	10.1%
China	9.0%
Canada	8.5%
Germany	4.9%
Finland	4.8%
Denmark	4.2%
México	3.7%
Israel	2.9%
Russia	2.6%
Spain	2.1%
Hong Kong	1.8%
South Korea	1.8%
Brazil	1.5%
Netherlands	1.5%
Greece	1.3%

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
COMMON STOCK — 94.76%

AUTOMOBILES & COMPONENTS — 2.13%

AUTOMOBILES — 2.13%
Toyota Motor Corp.	5,827,900	$343,996,535

		343,996,535

BANKS — 5.64%
COMMERCIAL BANKS — 5.64%
China Merchants Bank Co., Ltd.	39,613,430	174,019,132
Lloyds TSB Group plc	25,756,900	285,889,738
Sberbank-CLS	43,135,000	179,872,950
Shinhan Financial Group Co.	4,145,254	270,854,665

		910,636,485

CAPITAL GOODS — 3.32%
AEROSPACE & DEFENSE — 1.44%
Embraer Brasileira de Aeronáutica ADR	5,302,345	232,878,992
MACHINERY — 1.88%
Fanuc Ltd.	2,979,800	303,777,983

		536,656,975

CONSUMER DURABLES & APPAREL — 2.02%
TEXTILES, APPAREL & LUXURY GOODS — 2.02%
LVMH Moët Hennessy Louis Vuitton SA	2,714,296	325,388,699

		325,388,699

CONSUMER SERVICES — 2.91%
HOTELS, RESTAURANTS & LEISURE — 2.91%
Carnival plc	5,639,600	269,311,182
OPAP SA	5,173,607	200,662,654

		469,973,836

DIVERSIFIED FINANCIALS — 4.92%
CAPITAL MARKETS — 3.21%
UBS AG	9,638,760	518,261,865
DIVERSIFIED FINANCIAL SERVICES — 1.71%
Hong Kong Exchanges & Clearing Ltd.	9,005,700	275,713,655

		793,975,520

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
ENERGY — 6.36%

ENERGY EQUIPMENT & SERVICES — 1.42%
Schlumberger Ltd.	2,181,000	$229,005,000

OIL, GAS & CONSUMABLE FUELS — 4.94%
Canadian Natural Resources Ltd.	3,884,200	295,068,770
China Petroleum & Chemical Corp.	226,998,585	282,366,693
Gazprom ADR	4,996,300	220,336,830

		1,026,777,293

FOOD & STAPLES RETAILING — 1.26%

FOOD & STAPLES RETAILING — 1.26%
Wal Mart de México SA de CV	55,672,400	204,112,791

		204,112,791

FOOD, BEVERAGE & TOBACCO — 7.86%

BEVERAGES — 3.06%
Carlsberg A/S Class B	1,632,400	222,944,892
Sabmiller plc	9,551,650	272,033,800

FOOD PRODUCTS — 4.80%
Groupe Danone	3,766,300	296,454,604
Nestlé SA-REG	1,064,600	478,235,602

		1,269,668,898

HOUSEHOLD & PERSONAL PRODUCTS — 2.08%

HOUSEHOLD PRODUCTS — 1.82%
Reckitt Benckiser plc	4,985,730	292,966,811

PERSONAL PRODUCTS — 0.26%
Shiseido Co., Ltd.	1,892,200	42,006,791

		334,973,602

INSURANCE — 2.45%

INSURANCE — 2.45%
AXA	8,844,600	395,763,144

		395,763,144

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
MATERIALS — 8.10%

CHEMICALS — 8.10%
Air Liquide	2,837,160	$379,724,474
Basf AG	2,268,100	313,717,066
Givaudan AG	177,329	163,887,485
Potash Corp. of Saskatchewan, Inc.	4,261,500	450,440,550

		1,307,769,575

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.21%

PHARMACEUTICALS — 9.21%
Novartis AG	2,618,800	144,520,421
Novartis AG ADR	2,388,700	131,282,952
Novo Nordisk A/S	3,523,925	425,332,672
Roche Holdings AG	1,864,400	338,050,109
Teva Pharmaceutical Industries Ltd. ADR	10,059,700	447,354,859

		1,486,541,013

REAL ESTATE — 1.87%

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.87%
Country Garden Holdings Co.+	177,696,100	302,185,203

		302,185,203

RETAILING — 5.42%

MULTILINE RETAIL — 3.79%
Marks & Spencer Group plc	25,503,000	321,162,301
Next plc	7,234,531	290,708,077

SPECIALTY RETAIL — 1.63%
Kingfisher plc	23,355,803	85,441,241
Yamada Denki Co., Ltd.	1,790,654	177,249,258

		874,560,877

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.92%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.92%
Arm Holdings plc	47,249,000	148,873,903

		148,873,903

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 4.39%

SOFTWARE — 4.39%
Amdocs Ltd.+	6,593,900	$245,227,141
Nintendo Co., Ltd.	889,931	463,308,003

		708,535,144

TECHNOLOGY HARDWARE & EQUIPMENT — 3.69%

COMMUNICATIONS EQUIPMENT — 2.40%
Nokia Oyj	10,214,600	388,316,390

OFFICE ELECTRONICS — 1.29%
Canon, Inc.	3,802,400	207,557,115

		595,873,505

TELECOMMUNICATION SERVICES — 14.20%

DIVERSIFIED TELECOMMUNICATION SERVICES — 4.00%
France Telecom SA	9,727,100	325,814,651
Telefónica SA	11,402,200	319,163,461

WIRELESS TELECOMMUNICATION SERVICES — 10.20%
América Móvil SA de CV	5,750,744	368,047,616
China Mobile Ltd.	37,510,172	613,762,020
Rogers Communications, Inc.	8,457,800	385,029,090
Vodafone Group plc ADR	7,713,055	279,983,896

		2,291,800,734

TRANSPORTATION — 1.09%

ROAD & RAIL — 1.09%
Canadian National Railway Co.	3,086,900	176,154,873

		176,154,873

UTILITIES — 4.92%

ELECTRIC UTILITIES — 4.92%
E. ON AG	2,388,300	441,569,540
Fortum Oyj	9,604,250	352,513,871

		794,083,411

TOTAL COMMON STOCK (Cost $11,400,631,125)		15,298,302,016

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2007

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 4.53%
Abbey National, 4.77%, 10/2/2007	$100,000,000	$99,986,750
Abbey National, 4.775%, 10/1/2007	24,000,000	24,000,000
Citigroup Funding, Inc., 4.80%, 10/3/2007	21,000,000	20,994,400
Citigroup Funding, Inc., 4.80%, 10/5/2007	100,000,000	99,946,667
General Electric Capital Corp., 4.66%, 10/3/2007	61,000,000	60,984,208
General Electric Capital Corp., 4.66%, 10/4/2007	100,000,000	99,961,166
General Electric Capital Corp., 4.70%, 10/9/2007	68,500,000	68,428,455
General Electric Capital Corp., 4.70%, 10/10/2007	100,000,000	99,882,500
Toyota Credit de Puerto Rico, 4.73%, 10/5/2007	50,000,000	49,973,722
Toyota Credit de Puerto Rico, 4.73%, 10/9/2007	53,000,000	52,944,292
Toyota Credit de Puerto Rico, 4.77%, 10/1/2007	53,500,000	53,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $730,602,160)		730,602,160

TOTAL INVESTMENTS — 99.29% (Cost $12,131,233,285)		$16,028,904,176
OTHER ASSETS LESS LIABILITIES — 0.71%		115,131,781

NET ASSETS — 100.00%		$16,144,035,957

Footnote legend

+ Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Annual Report    27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund

To the Trustees and Class I Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

28    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares;

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class I Shares
Actual	$1,000.00	$1,239.20	$5.11
Hypothetical*	$1,000.00	$1,020.50	$4.61

†	Expenses are equal to the annualized expense ratio for Class I shares (0.91%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report     29

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2007

	1 Yr	5 Yrs	Since Inception
I Shares (Incep: 3/30/01)	41.17%	27.13%	16.76%
MSCI EAFE Index (Since: 3/30/01)	24.86%	23.55%	11.83%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

30    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report     31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

32    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    33

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gain dividends of $192,445,615.

For the tax year ended September 30, 2007, the Thornburg International Value Fund designates 48.77% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended September 30, 2007, foreign taxes paid and foreign source income is $20,675,448 and $932,053,889, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2007 1099-DIV.

AVAILABILITY OF QUARTERLY

PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met on September 11, 2007 to consider renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports throughout the year from the Advisor. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s investment performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and

34    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2007 (Unaudited)

other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s superior investment performance in most periods relative to the performance of a “foreign large blend” category of equity mutual funds assembled by an independent mutual fund analyst firm, the Fund’s outperformance of two broad-based securities indices in most periods during both rising and falling markets, the Fund’s cumulative returns over extended periods, the Fund’s relatively low portfolio volatility and the Fund’s performance relative to comparative measures of risk.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund was higher to a small degree than the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, but that the overall expense ratio was comparable to the average and median expense ratios for the same fund group. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients ere not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    35

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36            This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.            37

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Core Growth Fund

Informational Brochure and
Annual Report – September 30, 2007

This Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

THORNBURG
CORE GROWTH

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and debt securities. The Fund may also invest in developing countries.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

To determine a fund’s Morningstar Rating™, funds with at least a three-year history are ranked in their categories by their Morningstar Risk-Adjusted Return scores. The top 10% receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10% receive 1 star. The Risk-Adjusted Return accounts for variation in a fund’s performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. Other share classes may have different performance characteristics. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 3000 Growth Index – The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50% . Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.48% , as disclosed in the most recent Prospectus.

PORTFOLIO MANAGER

Alexander M.V. Motola, CFA

KEY PORTFOLIO ATTRIBUTES

As of 9/30/07

Portfolio P/E Trailing 12-months*	30.0x
Portfolio Price to Cash Flow*	15.8
Portfolio Price to Book Value*	5.9
Median Market Cap*	$7.3 B
5-Year Beta (Thornburg vs. NASDAQ)*	0.77
Holdings	35

*	Source: FactSet

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2007

	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without Sales Charge	15.95%	26.50%	24.68%	26.71%	8.76%
With Sales Charge	10.74%	20.82%	22.79%	25.56%	8.03%
NASDAQ Composite Index	11.85%	19.62%	12.51%	18.18%	0.92%
Russell 3000 Growth Index	12.38%	19.31%	12.36%	14.19%	0.47%

*	Periods under one year are not annualized.

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company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

This team is positioned to demonstrate the strength of its grit over glamour strategy and will continue seeking steady, consistent performance for shareholders through a variety of market cycles.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/07

Top Contributors	Top Detractors
Las Vegas Sands Corp.	Nuvelo, Inc.
Cytyc Corp.	CB Richard Ellis Group, Inc.
ON Semiconductor Corp.	Caremark Rx, Inc.
Google, Inc.	Aspreva Pharmaceuticals Corp.
Copa Holdings SA	Santarus, Inc.

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As Of 9/30/07

TOP TEN HOLDINGS TOP TEN

As of 9/30/07

Las Vegas Sands Corp.	6.2%
Google, Inc.	4.8%
CME Group, Inc.	4.3%
Neustar, Inc.	3.9%
América Móvil SA de CV	3.9%
Intel Corp.	3.9%
Amdocs Ltd.	3.8%
Gilead Sciences, Inc.	3.7%
Carlsberg A/S	3.6%
Cytyc Corp.	3.4%

BASKET STRUCTURE

As Of 9/30/07

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Awards and Ratings

Thornburg Core Growth Fund

2007 Lipper Fund Award

Multi-cap Growth Category

Class I shares won for the 3-year period, among 371 funds

Class A shares won for the 5-year period, among 294 funds

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charges). Awards are given for three-year,

five-year, and ten-year periods. The Fund received the 2007 award for all eligible time periods.

2007 Excellence in Fund Management Award

All Cap Growth Category

Issued by Standard & Poor’s/BusinessWeek

Excellence in Fund Management Award winners are selected based on in-depth interviews with portfolio managers. Winners were chosen from 830 funds rated

A or B+ for the five years ended December 31, 2006, in the BusinessWeek Mutual Fund Scoreboard. Ratings are based on risk-adjusted total returns. Eligible funds must also be open to new shareholders, have assets of at least $100 million, a man- ager with at least five years tenure, and minimum investments of less than $26,000.

Morningstar Rating Mid-Cap Growth Category

Overall Morningstar rating for Class A shares, based on risk-adjusted returns, uses a weighted average of the Fund’s three- and five-year ratings; respectively, 5 stars and 5 stars among 816 and 675 Mid-Cap Growth funds, as of 9/30/07.

Past performance does not guarantee future results.

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Thornburg Core Growth Fund

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

8    Certified Annual Report

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager

October 17, 2007

Dear Fellow Shareholder:

For the fiscal year ended September 30, 2007, the Thornburg Core Growth Fund had strong relative and absolute performance. On September 30, 2006, the net asset value (NAV) for the Class A shares was $16.38. As of the end of this fiscal year, the Fund’s NAV was $20.72. The Fund’s Class A shares outperformed its benchmarks with a total return of 26.50% (at NAV) over that period. The NASDAQ Composite Index returned 19.62% and the Russell 3000 Growth Index returned 19.31% from September 30, 2006, through September 30, 2007.

The exposure of your Fund to various sectors has changed a fair amount over the past twelve months. This can be expected in a concentrated portfolio. A year ago, our two largest sectors were Information Technology and Health Care. While Information Technology has remained our largest exposure, and has in fact increased versus last year, our Health Care exposure has declined by a third, and is now slightly smaller than our Consumer Discretionary exposure. We have more exposure to Telecommunication Services and Consumer Staples, and we have kept a modest exposure to Industrials, Utilities, and Energy. Our Financials weighting has remained static, and continues to be represented by less traditional businesses – exchanges and specialty insurers, for example.

As with last year at this time, Growth Industry Leaders is our largest basket, followed by Emerging Growth Companies, then Consistent Growers. We continue to target approximately 33% of the portfolio exposure to each of the three baskets. A year ago, our small cap exposure was around 31% of the portfolio, but today it is just over 10%. We continue to view the small cap market as attractive and more inefficient, but most of the stocks we have found there fail to meet our valuation parameters. This has hurt performance, since these expensive stocks have become more expensive, but we always believe that valuation is a very important part of our investment process. We are not comfortable taking excessive valuation risk just to achieve our more balanced target portfolio. Large caps as a percentage of the portfolio have crept up to over 50%. The outlook for our larger cap holdings appears very robust, and I think our exposure to them will remain at higher than average levels for the foreseeable future.

Once again, our best performers have come from disparate parts of the markets: Las Vegas Sands Corp., Cytyc Corp., ON Semiconductor Corp., Google Inc., Copa Holdings SA, América Móvil SA de CV, MEMC Electronic Materials Inc., and CBOT Holdings. Las Vegas Sands and Copa Holdings were both top contributors to returns last year as well. ON Semiconductor Corp. (ONNN) was added to the portfolio last November and has continued to develop nicely. Almost a year ago, we felt ONNN was a cheap stock with opportunities to improve both its business and its capital structure. Business has

Certified Annual Report    9

Letter to Shareholders
Continued

improved, and the company has repurchased a material amount of stock and has refinanced and paid down debt. Opportunities exist for ONNN to continue their improvement as well as the possibility to improve their valuation. CBOT Holdings was purchased by the Chicago Mercantile Exchange Group Inc. (CME), and therefore continues to be a contributor to the portfolio, as we expect both volumes and volatility to grow over time. This is a fixed-cost, technologically driven business. These factors, coupled with management’s expertise in product development, make us encouraged about the future of their business.

We pride ourselves on our risk management: we invest in a “high expectations” area of the market in a concentrated fashion, and we believe our best risk-mitigation mechanism is outstanding research, with an eye towards “what can go wrong.” This approach has allowed us to minimize “big downs.” Our worst performer was Nuvelo Inc., which suffered mightily due to a disastrous Phase III trial for their lead drug, Alfimeprase. Health Care as a whole was a challenging area for us during the fiscal year. Other stocks in that sector with poor returns included Caremark Rx Inc., Aspreva Pharmaceuticals Corp., and Santaurus Inc. Non-Health Care underperformers included long-time holding Amdocs Ltd. (a top performer last year), CB Richard Ellis Group Inc., Western Union Co., and recent purchase Bare Escentuals Inc. CB Richard Ellis (CBG) has a great business, but they were obviously caught up in the real estate melt down over the summer. “Caught up” in the sense that investors considered their business at risk; the commercial real estate business has done much, much better than the U.S. residential real estate market, and more than half of CBG’s business is recurring in nature. We remain constructive on the company. Bare Escentuals’ negative impact on returns was slight, but was still a top 10 negative contributor. We were able to buy Bare Escentuals in the wake of their second quarter report – after the company had sold off due to slowing in their infomercial distribution channel. This created the opportunity for us to own this fast growing, niche producer of organic mineral cosmetics at a reasonable price.

It is important to understand our focus on risk management. Although we hope our statistical risk is low (standard deviation of returns), our focus is on appropriate diversification and stock specific risk management. “Knowing what you own” is our mantra. Our approach is to maintain a balance between diversifying our portfolio and maximizing the impact of individual stock selection.

We seek to manage risk through consciously diversifying our portfolio by capitalization range, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). We focus our research efforts on identifying stock specific risks by knowing the business model, identifying the accounting issues, assessing the competitive, regulatory, and legal risks, and weighing the quality of earnings being generated. We feel we are managing our risks at the most basic and important level: the individual security level. It is my belief that adhering to an investment strategy focused on valuation, growth, and rigorous analysis will reward our shareholders.

Our Fund was “born” in December of 2000. Over the entire life of the Fund, and in every single year of its existence, value as an investment style has outperformed growth. This was even true during the fast market of 2003. It appears this may be changing – growth has done better than value in recent months, driven by modest or nonexistent premiums for higher growth business. Investors seem more willing to reward organic growth in a period when it appears the U.S. economy may slow. We feel many of the larger

10    Certified Annual Report

growth oriented companies are selling at excellent valuations, and we hope their value is realized in the marketplace over the next several years.

Initial public offerings contributed 0.06% of total return to the Fund during the fiscal year.

We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long term after-tax returns while minimizing risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund. Best wishes for a wonderful holiday season and New Year.

Regards,

Alexander M.V. Motola, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Core Growth Fund	September 30, 2007

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $272,181,176)	$293,766,164
Non-affiliated issuers (cost $2,515,781,748)	3,069,852,171
Cash	737,995
Receivable for investments sold	8,163,658
Receivable for fund shares sold	32,505,351
Prepaid expenses and other assets	41,942

Total Assets	3,405,067,281

LIABILITIES
Payable for securities purchased	42,190,276
Payable for fund shares redeemed	4,908,061
Unrealized loss on forward exchange contracts (Note 7)	2,063,534
Payable to investment advisor and other affiliates (Note 3)	3,110,079
Accounts payable and accrued expenses	521,226

Total liabilities	52,793,176

NET ASSETS	$3,352,274,105

NET ASSETS CONSIST OF:
Net investment loss	$(419,110)
Net unrealized appreciation on investments	573,591,876
Accumulated net realized gain (loss)	1,835,288
Net capital paid in on shares of beneficial interest	2,777,266,051

$3,352,274,105

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Core Growth Fund	September 30, 2007

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,470,020,115 applicable to 70,937,443 shares of beneficial interest outstanding - Note 4)	$20.72
Maximum sales charge, 4.50% of offering price	0.98

Maximum offering price per share	$21.70

Class C Shares:
Net asset value and offering price per share * ($664,251,728 applicable to 33,941,815 shares of beneficial interest outstanding - Note 4)	$19.57

Class I Shares:
Net asset value, offering and redemption price per share ($642,143,138 applicable to 30,343,595 shares of beneficial interest outstanding - Note 4)	$21.16

Class R3 Shares:
Net asset value, offering and redemption price per share ($414,267,051 applicable to 19,961,709 shares of beneficial interest outstanding - Note 4)	$20.75

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,507,747 applicable to 169,204 shares of beneficial interest outstanding - Note 4)	$20.73

Class R5 Shares:
Net asset value, offering and redemption price per share ($158,084,326 applicable to 7,473,829 shares of beneficial interest outstanding - Note 4)	$21.15

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF OPERATIONS
Thornburg Core Growth Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Dividend income from non-affiliated issuers (net of foreign taxes withheld of $263,031)	$6,634,903
Interest income	5,924,463

Total Income	12,559,366

EXPENSES:
Investment advisory fees (Note 3)	17,001,119
Administration fees (Note 3)
Class A Shares	1,251,261
Class C Shares	533,325
Class I Shares	216,420
Class R3 Shares	308,063
Class R4 Shares	345
Class R5 Shares	30,809
Distribution and service fees (Note 3)
Class A Shares	2,508,318
Class C Shares	4,266,617
Class R3 Shares	1,232,260
Class R4 Shares	690
Transfer agent fees
Class A Shares	1,407,415
Class C Shares	586,520
Class I Shares	293,273
Class R3 Shares	416,707
Class R4 Shares	952
Class R5 Shares	34,629
Registration and filing fees
Class A Shares	109,838
Class C Shares	62,342
Class I Shares	103,292
Class R3 Shares	21,401
Class R4 Shares	19,815
Class R5 Shares	17,981
Custodian fees (Note 3)	464,113
Professional fees	82,175
Accounting fees	71,480
Trustee fees	29,435
Other expenses	602,007

Total Expenses	31,672,602
Less:
Expenses reimbursed by investment advisor (Note 3)	(388,384)
Fees paid indirectly (Note 3)	(162,098)

Net Expenses	31,122,120

Net Investment loss	$(18,562,754)

14    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg Core Growth Fund	Year Ended September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$6,184,445
Foreign currency transactions	(3,090,252)

3,094,193

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $246,409)	471,253,007
Foreign currency translations	(1,943,501)

469,309,506

Net Realized and unrealized Gain	472,403,699

Net Increase in Net Assets Resulting From operations	$453,840,945

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$(18,562,754)	$(5,787,915)
Net realized gain (loss) on investments and foreign currency transactions	3,094,193	(3,429,810)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	469,309,506	71,928,633

Net Increase (Decrease) in Net Assets Resulting from operations	453,840,945	62,710,908
DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	—	(2,295,746)
Class C Shares	—	(899,989)
Class I Shares	—	(998,879)
Class R3 Shares	—	(228,837)
Class R5 Shares	—	(1)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	752,891,071	361,920,829
Class C Shares	390,687,789	134,311,126
Class I Shares	362,304,238	125,861,734
Class R3 Shares	274,389,436	78,841,386
Class R4 Shares	3,331,607	—
Class R5 Shares	146,669,595	43,038

Net Increase in Net Assets	2,384,114,681	759,265,569
NET ASSETS:
Beginning of year	968,159,424	208,893,855

End of year	$3,352,274,105	$968,159,424

See notes to financial statements.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Core Growth Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2007

price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2007

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $21,978 for Class I shares, $336,313 for Class R3 shares, $20,213 for Class R4 shares, and $9,880 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $730,685 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $136,101 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $162,098. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	54,188,818	$1,016,770,034	31,205,445	$490,887,835
Shares issued to shareholders in reinvestment of dividends	—	—	145,954	2,090,059
Shares repurchased	(13,920,905)	(263,891,441)	(8,482,187)	(131,249,232)
Redemption fees received**	—	12,478	—	192,167

Net Increase (Decrease)	40,267,913	$752,891,071	22,869,212	$361,920,829

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2007

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	24,042,126	$428,699,736	9,826,021	$147,394,797
Shares issued to shareholders in reinvestment of dividends	—	—	54,556	748,508
Shares repurchased	(2,109,546)	(38,017,920)	(932,965)	(13,875,119)
Redemption fees received**	—	5,973	—	42,940

Net Increase (Decrease)	21,932,580	$390,687,789	8,947,612	$134,311,126

Class I Shares
Shares sold	24,674,852	$471,936,086	12,137,575	$193,746,428
Shares issued to shareholders in reinvestment of dividends	—	—	63,694	923,572
Shares repurchased	(5,639,994)	(109,638,046)	(4,369,477)	(68,872,491)
Redemption fees received**	—	6,198	—	64,225

Net Increase (Decrease)	19,034,858	$362,304,238	7,831,792	$125,861,734

Class R3 Shares
Shares sold	17,655,868	$335,551,232	5,664,323	$88,572,584
Shares issued to shareholders in reinvestment of dividends	—	—	15,760	226,474
Shares repurchased	(3,183,342)	(61,165,475)	(635,940)	(9,972,757)
Redemption fees received**	—	3,679	—	15,085

Net Increase (Decrease)	14,472,526	$274,389,436	5,044,143	$78,841,386

Class R4 Shares*
Shares sold	172,095	$3,388,183	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,891)	(56,581)	—	—
Redemption fees received**	—	5	—	—

Net Increase (Decrease)	169,204	$3,331,607	—	$—

Class R5 Shares
Shares sold	8,452,082	$166,122,436	2,707	$43,064
Shares issued to shareholders in reinvestment of dividends	—	—	—	1
Shares repurchased	(980,958)	(19,454,052)	(2)	(35)
Redemption fees received**	—	1,211	—	8

Net Increase (Decrease)	7,471,124	$146,669,595	2,705	$43,038

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2007

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $3,584,027,594 and $1,674,975,430, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$2,788,119,786

Gross unrealized appreciation on a tax basis	$584,771,527
Gross unrealized depreciation on a tax basis	(9,272,978)

Net unrealized appreciation (depreciation) on investments (tax basis)	$575,498,549

Distributable capital gains	$1,992,150

At September 30, 2007, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2006 of $419,110. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $20,096,687, decreased accumulated net realized investment loss by $1,871,076, and decreased net investment loss by $18,225,611. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from net operating loss, foreign currency transactions, and foreign capital gain taxes.

The tax character of distributions paid during the year ended September 30, 2007, and September 30, 2006, was as follows:

	2007	2006
Distributions from:
Capital gains	$—	$4,423,452

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
2,900,000,000 Philippine Peso for 62,125,107 USD	December 18, 2007	$(2,063,534)

Net unrealized gain (loss) from forward Sell contracts:		$(2,063,534)

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2007

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

22    Certified Annual Report

FINANCIAL HIGHLIGHTS
Thornburg Core Growth Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$16.38	$14.21	$10.87	$10.11	$6.45

Income from investment operations:
Net investment income (loss)	(0.15)	(0.14)	(0.14)	(0.15)	(0.13)
Net realized and unrealized gain (loss) on investments	4.49	2.54	3.48	0.90	3.77

Total from investment operations	4.34	2.40	3.34	0.75	3.64

Less dividends from:
Realized capital gains	—	(0.24)	—	—	—
Redemption fees added to paid in capital	—	0.01	—	0.01	0.02

Change in net asset value	4.34	2.17	3.34	0.76	3.66
NET ASSET VALUE, end of year	$20.72	$16.38	$14.21	$10.87	$10.11

RATIOS/SUPPLEMENTAL DATA
Total return(a)	26.50%	17.20%	30.73%	7.52%	56.74%
Ratios to average net assets:
Net investment income (loss)	(0.78)%	(0.86)%	(1.14)%	(1.37)%	(1.43)%
Expenses, after expense reductions	1.37%	1.48%	1.60%	1.62%	1.65%
Expenses, after expense reductions and net of custody credits	1.36%	1.46%	1.57%	1.61%	1.63%
Expenses, before expense reductions	1.37%	1.48%	1.60%	1.70%	2.03%
Portfolio turnover rate	82.37%	98.00%	115.37%	108.50%	102.91%
Net assets at end of year (000)	$1,470,020	$502,345	$110,836	$40,899	$36,247

(a)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Year Ended September 30,
	2007	2006	2005	2004	2003
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$15.59	$13.63	$10.51	$9.85	$6.38

Income from investment operations:
Net investment income (loss)	(0.28)	(0.24)	(0.23)	(0.22)	(0.18)
Net realized and unrealized gain (loss) on investments	4.26	2.43	3.35	0.88	3.65

Total from investment operations	3.98	2.19	3.12	0.66	3.47

Less dividends from:
Realized capital gains	—	(0.24)	—	—	—
Redemption fees added to paid in capital	—	0.01	—	—	—

Change in net asset value	3.98	1.96	3.12	0.66	3.47
NET ASSET VALUE, end of year	$19.57	$15.59	$13.63	$10.51	$9.85

RATIOS/SUPPLEMENTAL DATA
Total return	25.53%	16.38%	29.69%	6.70%	54.39%
Ratios to average net assets:
Net investment income (loss)	(1.53)%	(1.63)%	(1.91)%	(2.13)%	(2.19)%
Expenses, after expense reductions	2.12%	2.25%	2.37%	2.38%	2.40%
Expenses, after expense reductions and net of custody credits	2.11%	2.23%	2.34%	2.37%	2.38%
Expenses, before expense reductions	2.12%	2.25%	2.37%	2.52%	3.35%
Portfolio turnover rate	82.37%	98.00%	115.37%	108.50%	102.91%
Net assets at end of year (000)	$664,252	$187,180	$41,737	$14,693	$7,146

+	Based on weighted average shares outstanding.

See notes to financial statements.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Year Ended September 30,			Period Ended September 30,
	2007	2006	2005	2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$16.66	$14.37	$10.93	$10.87

Income from investment operations:
Net investment income (loss)	(0.08)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	4.58	2.58	3.51	0.14

Total from investment operations	4.50	2.52	3.44	0.06

Less dividends from:
Realized capital gains	—	(0.24)	—	—
Redemption fees added to paid in capital	—	0.01	—	—

Change in net asset value	4.50	2.29	3.44	0.06
NET ASSET VALUE, end of period	$21.16	$16.66	$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA
Total return(a)	27.01%	17.85%	31.47%	0.55%
Ratios to average net assets:
Net investment income (loss)	(0.39)%	(0.40)%	(0.55)%	(0.74	)% (b)
Expenses, after expense reductions	0.98%	1.01%	1.02%	1.00	% (b)
Expenses, after expense reductions and net of custody credits	0.97%	0.99%	0.99%	0.99	% (b)
Expenses, before expense reductions	0.98%	1.10%	1.15%	1.31	% (b)
Portfolio turnover rate	82.37%	98.00%	115.37%	108.50%
Net assets at end of period (000)	$642,143	$188,422	$49,975	$21,578

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I Shares was November 1, 2003.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Year Ended September 30,				Period Ended September 30,
	2007	2006	2005	2004	2003(c)
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$16.43	$14.26	$10.90	$10.11	$9.59

Income from investment operations:
Net investment income (loss)	(0.18)	(0.14)	(0.14)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	4.50	2.54	3.50	0.91	0.55

Total from investment operations	4.32	2.40	3.36	0.79	0.52

Less dividends from:
Realized capital gains	—	(0.24)	—	—	—
Redemption fees added to paid in capital	—	0.01	—	—	—

Change in net asset value	4.32	2.17	3.36	0.79	0.52
NET ASSET VALUE, end of period	$20.75	$16.43	$14.26	$10.90	$10.11

RATIOS/SUPPLEMENTAL DATA
Total return(a)	26.29%	17.14%	30.83%	7.81%	5.42%
Ratios to average net assets:
Net investment income (loss)	(0.91)%	(0.90)%	(1.08)%	(1.17)%	(1.06	)% (b)
Expenses, after expense reductions	1.51%	1.53%	1.52%	1.50%	1.65	% (b)
Expenses, after expense reductions and net of custody credits	1.50%	1.50%	1.49%	1.49%	1.65	% (b)
Expenses, before expense reductions	1.64%	1.73%	3.56%	722.79%†	22,219.77	% (b)†
Portfolio turnover rate	82.37%	98.00%	115.37%	108.50%	102.91%
Net assets at end of period (000)	$414,267	$90,167	$6,345	$16	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R3 Shares was July 1, 2003.
(d)	Net assets at end of period were less than $1,000.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Period Ended September 30,
	2007(c)
Class R4 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$18.90

Income from investment operations:
Net investment income	(0.12)
Net realized and unrealized gain (loss) on investments	1.95

Total from investment operations	1.83

Less dividends from:
Realized capital gains	—
Redemption fees added to paid in capital	—

Change in net asset value	1.83
NET ASSET VALUE, end of period	$20.73

RATIOS/SUPPLEMENTAL DATA
Total return(a)	9.68%
Ratios to average net assets:
Net investment income (loss)	(0.93	)% (b)
Expenses, after expense reductions	1.41	% (b)
Expenses, after expense reductions and net of custody credits	1.40	% (b)
Expenses, before expense reductions	8.74	% (b)†
Portfolio turnover rate	82.37%
Net assets at end of period (000)	$3,508

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R4 Shares was February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Year Ended September 30,	Period Ended September 30,
Class R5 Shares:	2007	2006(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$16.65	$14.43

Income from investment operations:
Net investment income	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	4.57	2.51

Total from investment operations	4.50	2.45

Less dividends from:
Realized capital gains	—	(0.24)
Redemption fees added to paid in capital	—	0.01

Change in net asset value	4.50	2.22
NET ASSET VALUE, end of period	$21.15	$16.65

RATIOS/SUPPLEMENTAL DATA
Total return(a)	27.03%	17.29%
Ratios to average net assets:
Net investment income (loss)	(0.37)%	(0.38	)% (b)
Expenses, after expense reductions	0.95%	1.01	% (b)
Expenses, after expense reductions and net of custody credits	0.95%	0.99	% (b)
Expenses, before expense reductions	0.97%	176.54	% (b)†
Portfolio turnover rate	82.37%	98.00%
Net assets at end of period (000)	$158,084	$45

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R5 Shares was October 3, 2005.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28    Certified Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Core Growth Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS I - 885-215-475, CLASS R3 - 885-215-517, CLASS R4 - 885-215-251, CLASS R5 - 885-215-350 NASDAQ SYMBOLS: CLASS A - THCGX, CLASS C - TCGCX, CLASS I - THIGX, CLASS R3 - THCRX, CLASS R4 - TCGRX, CLASS R5 - THGRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Software & Services	17.3%
Consumer Services	12.3%
Semiconductors & Semiconductor Equipment	12.3%
Pharmaceuticals, Biotechnology & Life Sciences	8.4%
Diversified Financials	8.2%
Telecommunication Services	7.8%
Health Care Equipment & Services	5.7%
Technology, Hardware & Equipment	4.5%
Food, Beverage & Tobacco	3.6%
Transportation	2.8%
Utilities	2.8%
Media	2.7%
Consumer Durables & Apparel	2.6%
Energy	2.6%
Household & Personal Products	2.3%
Real Estate	2.0%
Other Assets and Cash Equivalents	2.1%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/07 (percent of equity holdings)

United States of America	84.8%
México	4.0%
United Kingdom	3.8%
Denmark	3.7%
Philippines	2.8%
China	0.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 97.86%
CONSUMER DURABLES & APPAREL — 2.61%
HOUSEHOLD DURABLES — 2.61%
Tempur-Pedic International, Inc.	2,444,725	$87,398,919

		87,398,919

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 12.31%
DIVERSIFIED CONSUMER SERVICES — 1.40%
Bright Horizons Family Solutions, Inc.+	1,095,413	$46,927,493
HOTELS, RESTAURANTS & LEISURE — 10.91%
FUJI Food & Catering Services	9,582,500	29,460,531
Las Vegas Sands Corp.+	1,545,736	206,232,097
Wyndham Worldwide Corp.+	1,033,600	33,860,736
Wynn Resorts Ltd.+	610,900	96,253,404

		412,734,261

DIVERSIFIED FINANCIALS — 8.23%
DIVERSIFIED FINANCIAL SERVICES — 8.23%
CME Group, Inc.	247,800	145,545,330
Nymex Holdings, Inc.	464,700	60,494,646
NYSE Euronext Co.	883,346	69,934,503

		275,974,479

ENERGY — 2.55%
OIL, GAS & CONSUMABLE FUELS — 2.55%
ATP Oil & Gas Corp.+(1)	1,817,631	85,483,186

		85,483,186

FOOD, BEVERAGE & TOBACCO — 3.60%
BEVERAGES — 3.60%
Carlsberg A/S Class B	882,500	120,527,363

		120,527,363

HEALTH CARE EQUIPMENT & SERVICES — 5.70%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.36%
Cytyc Corp.+	2,368,400	112,854,260
HEALTH CARE PROVIDERS & SERVICES — 2.34%
WellPoint, Inc.+	992,500	78,328,100

		191,182,360

HOUSEHOLD & PERSONAL PRODUCTS — 2.27%
PERSONAL PRODUCTS — 2.27%
Bare Escentuals, Inc.+	3,065,200	76,231,524

		76,231,524

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
MEDIA — 2.67%
MEDIA — 2.67%
DIRECTV Group, Inc.+	3,691,421	$89,627,702

		89,627,702

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.45%
BIOTECHNOLOGY — 8.45%
Celgene Corp.+	927,900	66,168,549
Genentech, Inc.+	1,195,741	93,291,713
Gilead Sciences, Inc.+	3,024,600	123,615,402

		283,075,664

REAL ESTATE — 1.96%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.96%
CB Richard Ellis Group, Inc. Class A+	2,364,629	65,831,271

		65,831,271

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 12.28%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 12.28%
Intel Corp.	5,061,200	130,882,632
MEMC Electronic Materials, Inc.+	1,774,057	104,420,995
ON Semiconductor Corp.+	7,959,603	99,972,614
Trident Microsystems, Inc.+(1)	4,804,400	76,341,916

		411,618,157

SOFTWARE & SERVICES — 17.31%
INTERNET SOFTWARE & SERVICES — 9.33%
Equinix, Inc.+	1,096,544	97,252,487
Google, Inc.+	281,350	159,601,415
Vistaprint Ltd.+	1,498,945	56,015,575
IT SERVICES — 2.06%
Western Union Co.	3,301,691	69,236,460
SOFTWARE — 5.92%
Amdocs Ltd.+	3,389,609	126,059,559
Microsoft Corp.	2,452,400	72,247,704

		580,413,200

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 4.48%
COMMUNICATIONS EQUIPMENT — 2.14%
Riverbed Technology, Inc.+	1,777,292	$71,784,824
COMPUTERS & PERIPHERALS — 2.34%
Data Domain, Inc.+	2,527,932	78,239,495

		150,024,319

TELECOMMUNICATION SERVICES — 7.85%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.94%
Neustar, Inc. Class A+(1)	3,847,800	131,941,062
WIRELESS TELECOMMUNICATION SERVICES — 3.91%
América Móvil SA de CV	40,944,300	131,022,958

		262,964,020

TRANSPORTATION — 2.82%
ROAD & RAIL — 2.82%
Hertz Global Holdings, Inc.+	4,165,600	94,642,432

		94,642,432

UTILITIES — 2.77%
INDEPENDENT power producers & ENERGY TRADERS — 2.77%
PNOC Energy Development Corp.	653,922,560	92,899,098

		92,899,098

TOTAL COMMON STOCK (COST $ 2,704,972,544)		3,280,627,955

SHORT TERM INVESTMENTS — 2.48%
General Electric Capital Corp., 4.68%, 10/2/2007	$30,000,000	29,996,100
General Electric Capital Corp., 4.68%, 10/3/2007	22,000,000	21,994,280
Toyota Credit de Puerto Rico, 4.70%, 10/1/2007	31,000,000	31,000,000

TOTAL SHORT TERM INVESTMENTS (COST $ 82,990,380)		82,990,380

TOTAL INVESTMENTS — 100.34% (COST $ 2,787,962,924)		$3,363,618,335
LIABILITIES NET OF OTHER ASSETS — (0.34)%		(11,344,230)

NET ASSETS — 100.00%		$3,352,274,105

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2007

Footnote legend

+	Non-income producing

(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2006	Gross Additions	Gross Reductions	Shares at Sept. 30, 2007	Market Value Sept. 30, 2007	Dividend Income
ATP Oil & Gas Corp.	—	1,817,631	—	1,817,631	$85,483,186	$—
Neustar, Inc-Class A	—	3,847,800	—	3,847,800	131,941,062	—
Trident Microsystems, Inc	—	4,804,400	—	4,804,400	76,341,916	—

					$293,766,164	$—

Total non-controlled “affiliated companies” — 8.76% of net assets.

See notes to financial statements.

Certified Annual Report    33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Core Growth Fund

To the Trustees and Shareholders of Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 16, 2007

34    Certified Annual Report

EXPENSE EXAMPLE
Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class A Shares
Actual	$1,000.00	$1,108.00	$7.20
Hypothetical*	$1,000.00	$1,018.24	$6.89
Class C Shares
Actual	$1,000.00	$1,104.40	$11.10
Hypothetical*	$1,000.00	$1,014.52	$10.63
Class I Shares
Actual	$1,000.00	$1,110.80	$5.10
Hypothetical*	$1,000.00	$1,020.24	$4.88
Class R3 Shares
Actual	$1,000.00	$1,107.30	$7.91
Hypothetical*	$1,000.00	$1,017.56	$7.57
Class R4 Shares
Actual	$1,000.00	$1,108.60	$7.40
Hypothetical*	$1,000.00	$1,018.05	$7.08
Class R5 Shares
Actual	$1,000.00	$1,110.80	$4.98
Hypothetical*	$1,000.00	$1,020.35	$4.77

†	Expenses are equal to the annualized expense ratio for each class (A: 1.36%; C: 2.10%; I: 0.96%; R3: 1.50%; R4: 1.40% and R5: 0.94%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report    35

INDEX COMPARISON
Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite Index (December 27, 2000 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2007 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)	20.82%	25.56%	8.03%
C Shares (Incep: 12/27/00)	24.53%	25.56%	7.86%
R3 Shares (Incep: 7/1/03)	26.29%	—	20.39%
R4 Shares (Incep: 2/1/07)	—	—	9.68%*
R5 Shares (Incep: 10/3/05)	27.03%	—	22.16%
NASDAQ Composite Index (Since: 12/27/00)	19.62%	18.18%	0.92%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R3, R4, and R5 shares. Class R3, R4, and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

36    Certified Annual Report

TRUSTEES AND OFFICERS
Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

38    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thorn-burg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    39

OTHER INFORMATION
Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange

Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time, relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s above average or better investment performance in most periods

40    Certified Annual Report

OTHER INFORMATION, CONTINUED
Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

relative to the average performance of funds in a category of “mid cap” growth equity mutual funds selected by an independent mutual fund analyst firm, the Fund’s higher performance relative to two broad-based securities indices in each year since its inception, the Fund’s relative performance in periods of negative market conditions and record of owning growth stocks that perform well in periods of economic growth, data showing lower share price volatility for the Fund, and the Fund’s cumulative returns.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees charged by the Advisor to the Fund, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of multi-capitalization growth equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor fell within the range of such fees charged to other funds and was higher to a small degree than the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was to some extent lower than the average and median expense ratios for the same fund group. The Trustees reviewed information about the fee rates charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    41

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPlE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and debt securities. The Fund may also invest in developing countries.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short-and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

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Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

To determine a fund’s Morningstar Rating™, funds with at least a three-year history are ranked in their categories by their Morningstar Risk-Adjusted Return scores. The top 10% receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10% receive 1 star. The Risk-Adjusted Return accounts for variation in a fund’s performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. Other share classes may have different performance characteristics. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 3000 Growth Index – The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The total annual fund operating expense of Class I shares is 1.10%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. The subsidized expense ratio reflects the annual operating expenses of the Fund minus any fee waivers or expense reimbursements. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

KEY PORTFOLIO ATTRIBUTES

As of 9/30/07

Portfolio P/E Trailing 12-months*	30.0x
Portfolio Price to Cash Flow*	15.8
Portfolio Price to Book Value*	5.9
Median Market Cap*	$7.3 B
5-Year Beta (Thornburg vs. NASDAQ)*	0.77
Holdings	35

*	Source: FactSet

Growth stocks are often referred to as “glamour” stock. . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2007

	YTD	1 Yr	3 Yrs	Since Inception
I Shares (Incep: 11/3/03)	16.33%	27.01%	25.32%	19.07%
NASDAQ Composite Index	11.85%	19.62%	12.51%	8.44%
Russell 3000 Growth Index	12.38%	19.31%	12.36%	9.63%

*	Periods under one year are not annualized.

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company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

This team is positioned to demonstrate the strength of its grit over glamour strategy and will continue seeking steady, consistent performance for shareholders through a variety of market cycles.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/07

Top Contributors	Top Detractors
Las Vegas Sands Corp.	Nuvelo, Inc.
Cytyc Corp.	CB Richard Ellis Group, Inc.
ON Semiconductor Corp.	Caremark Rx, Inc.
Google, Inc.	Aspreva Pharmaceuticals Corp.
Copa Holdings SA	Santarus, Inc.
Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/07

TOP TEN HOLDINGS

As of 9/30/07

Las Vegas Sands Corp.	6.2%
Google, Inc.	4.8%
CME Group, Inc.	4.3%
Neustar, Inc.	3.9%
América Móvil SA de CV	3.9%
Intel Corp.	3.9%
Amdocs Ltd.	3.8%
Gilead Sciences, Inc.	3.7%
Carlsberg A/S	3.6%
Cytyc Corp.	3.4%

BASKET STRUCTURE

As of 9/30/07

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Awards and Ratings

Thornburg Core Growth Fund

2007 Lipper Fund Award
Multi-cap Growth Category
Class I shares won for the 3-year period, among 371 funds Class A shares won for the 5-year period, among 294 funds

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charges). Awards are given for three-year, five-year, and ten-year periods. The Fund received the 2007 award for all eligible time periods.

2007 Excellence in Fund Management Award
All Cap Growth Category
Issued by Standard & Poor’s/BusinessWeek

Excellence in Fund Management Award winners are selected based on in-depth interviews with portfolio managers. Winners were chosen from 830 funds rated A or B+ for the five years ended December 31, 2006, in the BusinessWeek Mutual Fund Scoreboard. Ratings are based on risk-adjusted total returns. Eligible funds must also be open to new shareholders, have assets of at least $100 million, a manager with at least five years tenure, and minimum investments of less than $26,000.

Morningstar Rating
Mid-Cap Growth Category
Overall Morningstar rating for Class I shares, based on risk-adjusted returns, uses the Fund’s three-year rating of 5 stars among 816 Mid-Cap Growth funds, as of 9/30/07.
Past performance does not guarantee future results.

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Thornburg Core Growth Fund

I Shares – September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager

October 17, 2007

Dear Fellow Shareholder:

For the fiscal year ended September 30, 2007, the Thornburg Core Growth Fund had strong relative and absolute performance. On September 30, 2006, the net asset value (NAV) for the Class I shares was $16.66. As of the end of this fiscal year, the NAV was $21.16. The Fund’s Class I shares outperformed its benchmarks with a total return of 27.01% over that period. The NASDAQ Composite Index returned 19.62% and the Russell 3000 Growth Index returned 19.31% from September 30, 2006, through September 30, 2007.

The exposure of your Fund to various sectors has changed a fair amount over the past twelve months. This can be expected in a concentrated portfolio. A year ago, our two largest sectors were Information Technology and Health Care. While Information Technology has remained our largest exposure, and has in fact increased versus last year, our Health Care exposure has declined by a third, and is now slightly smaller than our Consumer Discretionary exposure. We have more exposure to Telecommunication Services and Consumer Staples, and we have kept a modest exposure to Industrials, Utilities, and Energy. Our Financials weighting has remained static, and continues to be represented by less traditional businesses – exchanges and specialty insurers, for example.

As with last year at this time, Growth Industry Leaders is our largest basket, followed by Emerging Growth Companies, then Consistent Growers. We continue to target approximately 33% of the portfolio exposure to each of the three baskets. A year ago, our small cap exposure was around 31% of the portfolio, but today it is just over 10%. We continue to view the small cap market as attractive and more inefficient, but most of the stocks we have found there fail to meet our valuation parameters. This has hurt performance, since these expensive stocks have become more expensive, but we always believe that valuation is a very important part of our investment process. We are not comfortable taking excessive valuation risk just to achieve our more balanced target portfolio. Large caps as a percentage of the portfolio have crept up to over 50%. The outlook for our larger cap holdings appears very robust, and I think our exposure to them will remain at higher than average levels for the foreseeable future.

Once again, our best performers have come from disparate parts of the markets: Las Vegas Sands Corp., Cytyc Corp., ON Semiconductor Corp., Google Inc., Copa Holdings SA, América Móvil SA de CV, MEMC Electronic Materials Inc., and CBOT Holdings. Las Vegas Sands and Copa Holdings were both top contributors to returns last year as well. ON Semiconductor Corp. (ONNN) was added to the portfolio last November and has continued to develop nicely. Almost a year ago, we felt ONNN was a cheap stock with opportunities to improve both its business and its capital structure. Business has

Certified Annual Report    9

Letter to Shareholders

Continued

improved, and the company has repurchased a material amount of stock and has refinanced and paid down debt. Opportunities exist for ONNN to continue their improvement as well as the possibility to improve their valuation. CBOT Holdings was purchased by the Chicago Mercantile Exchange Group Inc. (CME), and therefore continues to be a contributor to the portfolio, as we expect both volumes and volatility to grow over time. This is a fixed-cost, technologically driven business. These factors, coupled with management’s expertise in product development, make us encouraged about the future of their business.

We pride ourselves on our risk management: we invest in a “high expectations” area of the market in a concentrated fashion, and we believe our best risk-mitigation mechanism is outstanding research, with an eye towards “what can go wrong.” This approach has allowed us to minimize “big downs.” Our worst performer was Nuvelo Inc., which suffered mightily due to a disastrous Phase III trial for their lead drug, Alfimeprase. Health Care as a whole was a challenging area for us during the fiscal year. Other stocks in that sector with poor returns included Caremark Rx Inc., Aspreva Pharmaceuticals Corp., and Santaurus Inc. Non-Health Care underperformers included long-time holding Amdocs Ltd. (a top performer last year), CB Richard Ellis Group Inc., Western Union Co., and recent purchase Bare Escentuals Inc. CB Richard Ellis (CBG) has a great business, but they were obviously caught up in the real estate melt down over the summer. “Caught up” in the sense that investors considered their business at risk; the commercial real estate business has done much, much better than the U.S. residential real estate market, and more than half of CBG’s business is recurring in nature. We remain constructive on the company. Bare Escentuals’ negative impact on returns was slight, but was still a top 10 negative contributor. We were able to buy Bare Escentuals in the wake of their second quarter report – after the company had sold off due to slowing in their infomercial distribution channel. This created the opportunity for us to own this fast growing, niche producer of organic mineral cosmetics at a reasonable price.

It is important to understand our focus on risk management. Although we hope our statistical risk is low (standard deviation of returns), our focus is on appropriate diversification and stock specific risk management. “Knowing what you own” is our mantra. Our approach is to maintain a balance between diversifying our portfolio and maximizing the impact of individual stock selection.

We seek to manage risk through consciously diversifying our portfolio by capitalization range, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). We focus our research efforts on identifying stock specific risks by knowing the business model, identifying the accounting issues, assessing the competitive, regulatory, and legal risks, and weighing the quality of earnings being generated. We feel we are managing our risks at the most basic and important level: the individual security level. It is my belief that adhering to an investment strategy focused on valuation, growth, and rigorous analysis will reward our shareholders.

Our Fund was “born” in December of 2000. Over the entire life of the Fund, and in every single year of its existence, value as an investment style has outperformed growth. This was even true during the fast market of 2003. It appears this may be changing – growth has done better than value in recent months, driven by modest or nonexistent premiums for higher growth business. Investors seem more willing to reward organic growth in a period when it appears the U.S. economy may slow. We feel many of the larger

10    Certified Annual Report

growth oriented companies are selling at excellent valuations, and we hope their value is realized in the marketplace over the next several years.

Initial public offerings contributed 0.06% of total return to the Fund during the fiscal year.

We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long term after-tax returns while minimizing risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund. Best wishes for a wonderful holiday season and New Year.

Regards,

Alexander M.V. Motola, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2007

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $272,181,176)	$293,766,164
Non-affiliated issuers (cost $2,515,781,748)	3,069,852,171
Cash	737,995
Receivable for investments sold	8,163,658
Receivable for fund shares sold	32,505,351
Prepaid expenses and other assets	41,942

Total Assets	3,405,067,281

LIABILITIES
Payable for securities purchased	42,190,276
Payable for fund shares redeemed	4,908,061
Unrealized loss on forward exchange contracts (Note 7)	2,063,534
Payable to investment advisor and other affiliates (Note 3)	3,110,079
Accounts payable and accrued expenses	521,226

Total Liabilities	52,793,176

NET ASSETS	$3,352,274,105

NET ASSETS CONSIST OF:
Net investment loss	$(419,110)
Net unrealized appreciation on investments	573,591,876
Accumulated net realized gain (loss)	1,835,288
Net capital paid in on shares of beneficial interest	2,777,266,051

$3,352,274,105

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2007

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,470,020,115 applicable to 70,937,443 shares of beneficial interest outstanding—Note 4)	$20.72

Maximum sales charge, 4.50% of offering price	0.98

Maximum offering price per share	$21.70

Class C Shares:
Net asset value and offering price per share * ($664,251,728 applicable to 33,941,815 shares of beneficial interest outstanding—Note 4)	$19.57

Class I Shares:
Net asset value, offering and redemption price per share ($642,143,138 applicable to 30,343,595 shares of beneficial interest outstanding—Note 4)	$21.16

Class R3 Shares:
Net asset value, offering and redemption price per share ($414,267,051 applicable to 19,961,709 shares of beneficial interest outstanding—Note 4)	$20.75

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,507,747 applicable to 169,204 shares of beneficial interest outstanding—Note 4)	$20.73

Class R5 Shares:
Net asset value, offering and redemption price per share ($158,084,326 applicable to 7,473,829 shares of beneficial interest outstanding—Note 4)	$21.15

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Dividend income from non-affiliated issuers (net of foreign taxes withheld of $263,031)	$6,634,903
Interest income	5,924,463

Total Income	12,559,366

EXPENSES:
Investment advisory fees (Note 3)	17,001,119
Administration fees (Note 3)
Class A Shares	1,251,261
Class C Shares	533,325
Class I Shares	216,420
Class R3 Shares	308,063
Class R4 Shares	345
Class R5 Shares	30,809
Distribution and service fees (Note 3)
Class A Shares	2,508,318
Class C Shares	4,266,617
Class R3 Shares	1,232,260
Class R4 Shares	690
Transfer agent fees
Class A Shares	1,407,415
Class C Shares	586,520
Class I Shares	293,273
Class R3 Shares	416,707
Class R4 Shares	952
Class R5 Shares	34,629
Registration and filing fees
Class A Shares	109,838
Class C Shares	62,342
Class I Shares	103,292
Class R3 Shares	21,401
Class R4 Shares	19,815
Class R5 Shares	17,981
Custodian fees (Note 3)	464,113
Professional fees	82,175
Accounting fees	71,480
Trustee fees	29,435
Other expenses	602,007

Total Expenses	31,672,602
Less:
Expenses reimbursed by investment advisor (Note 3)	(388,384)
Fees paid indirectly (Note 3)	(162,098)

Net Expenses	31,122,120

Net Investment loss	$(18,562,754)

14    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$6,184,445
Foreign currency transactions	(3,090,252)

3,094,193

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $246,409)	471,253,007
Foreign currency translations	(1,943,501)

469,309,506

Net Realized and Unrealized Gain	472,403,699

Net Increase in Net Assets Resulting From Operations	$453,840,945

See notes to financial statements.

Certified Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(18,562,754)	$(5,787,915)
Net realized gain (loss) on investments and foreign currency transactions	3,094,193	(3,429,810)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	469,309,506	71,928,633

Net Increase (Decrease) in Net Assets Resulting from Operations	453,840,945	62,710,908

DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	—	(2,295,746)
Class C Shares	—	(899,989)
Class I Shares	—	(998,879)
Class R3 Shares	—	(228,837)
Class R5 Shares	—	(1)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	752,891,071	361,920,829
Class C Shares	390,687,789	134,311,126
Class I Shares	362,304,238	125,861,734
Class R3 Shares	274,389,436	78,841,386
Class R4 Shares	3,331,607	—
Class R5 Shares	146,669,595	43,038

Net Increase in Net Assets	2,384,114,681	759,265,569

NET ASSETS:
Beginning of year	968,159,424	208,893,855

End of year	$3,352,274,105	$968,159,424

See notes to financial statements.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2007

price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2007

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $21,978 for Class I shares, $336,313 for Class R3 shares, $20,213 for Class R4 shares, and $9,880 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $730,685 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $136,101 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $162,098. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	54,188,818	$1,016,770,034	31,205,445	$490,887,835
Shares issued to shareholders in reinvestment of dividends	—	—	145,954	2,090,059
Shares repurchased	(13,920,905)	(263,891,441)	(8,482,187)	(131,249,232)
Redemption fees received**	—	12,478	—	192,167

Net Increase (Decrease)	40,267,913	$752,891,071	22,869,212	$361,920,829

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2007

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	24,042,126	$428,699,736	9,826,021	$147,394,797
Shares issued to shareholders in reinvestment of dividends	—	—	54,556	748,508
Shares repurchased	(2,109,546)	(38,017,920)	(932,965)	(13,875,119)
Redemption fees received**	—	5,973	—	42,940

Net Increase (Decrease)	21,932,580	$390,687,789	8,947,612	$134,311,126

Class I Shares
Shares sold	24,674,852	$471,936,086	12,137,575	$193,746,428
Shares issued to shareholders in reinvestment of dividends	—	—	63,694	923,572
Shares repurchased	(5,639,994)	(109,638,046)	(4,369,477)	(68,872,491)
Redemption fees received**	—	6,198	—	64,225

Net Increase (Decrease)	19,034,858	$362,304,238	7,831,792	$125,861,734

Class R3 Shares
Shares sold	17,655,868	$335,551,232	5,664,323	$88,572,584
Shares issued to shareholders in reinvestment of dividends	—	—	15,760	226,474
Shares repurchased	(3,183,342)	(61,165,475)	(635,940)	(9,972,757)
Redemption fees received**	—	3,679	—	15,085

Net Increase (Decrease)	14,472,526	$274,389,436	5,044,143	$78,841,386

Class R4 Shares*
Shares sold	172,095	$3,388,183	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,891)	(56,581)	—	—
Redemption fees received**	—	5	—	—

Net Increase (Decrease)	169,204	$3,331,607	—	$—

Class R5 Shares
Shares sold	8,452,082	$166,122,436	2,707	$43,064
Shares issued to shareholders in reinvestment of dividends	—	—	—	1
Shares repurchased	(980,958)	(19,454,052)	(2)	(35)
Redemption fees received**	—	1,211	—	8

Net Increase (Decrease)	7,471,124	$146,669,595	2,705	$43,038

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2007

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $3,584,027,594 and $1,674,975,430, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$2,788,119,786

Gross unrealized appreciation on a tax basis	$584,771,527
Gross unrealized depreciation on a tax basis	(9,272,978)

Net unrealized appreciation (depreciation) on investments (tax basis)	$575,498,549

Distributable capital gains	$1,992,150

At September 30, 2007, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2006 of $419,110. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $20,096,687, decreased accumulated net realized investment loss by $1,871,076, and decreased net investment loss by $18,225,611. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from net operating loss, foreign currency transactions, and foreign capital gain taxes.

The tax character of distributions paid during the year ended September 30, 2007, and September 30, 2006, was as follows:

	2007	2006
Distributions from:
Capital gains	$—	$4,423,452

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:
Contracts	Contract Value Date	Unrealized Gain (Loss)
2,900,000,000 Philippine Peso for 62,125,107 USD	December 18, 2007	$(2,063,534)

Net unrealized gain (loss) from forward Sell contracts:		$(2,063,534)

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2007

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

22    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund

	Year Ended September 30,			Period Ended September 30, 2004(c)
	2007	2006	2005
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$16.66	$14.37	$10.93	$10.87

Income from investment operations:
Net investment income (loss)	(0.08)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	4.58	2.58	3.51	0.14

Total from investment operations	4.50	2.52	3.44	0.06

Less dividends from:
Realized capital gains	—	(0.24)	—	—

Redemption fees added to paid in capital	—	0.01	—	—

Change in net asset value	4.50	2.29	3.44	0.06

NET ASSET VALUE, end of period	$21.16	$16.66	$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA

Total return(a)	27.01%	17.85%	31.47%	0.55%
Ratios to average net assets:
Net investment income (loss)	(0.39)%	(0.40)%	(0.55)%	(0.74	)%(b)
Expenses, after expense reductions	0.98%	1.01%	1.02%	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.97%	0.99%	0.99%	0.99	%(b)
Expenses, before expense reductions	0.98%	1.10%	1.15%	1.31	%(b)
Portfolio turnover rate	82.37%	98.00%	115.37%	108.50%
Net assets at end of period (000)	$642,143	$188,422	$49,975	$21,578

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I Shares was November 1, 2003.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    23

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2007

CUSIPS: CLASS A—885-215-582, CLASS C—885-215-574, CLASS I—885-215-475, CLASS R3—885-215-517, CLASS R4—885-215-251, CLASS R5—885-215-350

NASDAQ SYMBOLS: CLASS A—THCGX, CLASS C—TCGCX, CLASS I—THIGX, CLASS R3—THCRX, CLASS R4—TCGRX, CLASS R5—THGRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Software & Services	17.3%
Consumer Services	12.3%
Semiconductors & Semiconductor Equipment	12.3%
Pharmaceuticals, Biotechnology & Life Sciences	8.4%
Diversified Financials	8.2%
Telecommunication Services	7.8%
Health Care Equipment & Services	5.7%
Technology, Hardware & Equipment	4.5%
Food, Beverage & Tobacco	3.6%
Transportation	2.8%
Utilities	2.8%
Media	2.7%
Consumer Durables & Apparel	2.6%
Energy	2.6%
Household & Personal Products	2.3%
Real Estate	2.0%
Other Assets and Cash Equivalents	2.1%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/07 (percent of equity holdings)

United States of America	84.8%
México	4.0%
United Kingdom	3.8%
Denmark	3.7%
Philippines	2.8%
China	0.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 97.86%
CONSUMER DURABLES & APPAREL — 2.61%
HOUSEHOLD DURABLES — 2.61%
Tempur-Pedic International, Inc.	2,444,725	$87,398,919

		87,398,919

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 12.31%
DIVERSIFIED CONSUMER SERVICES — 1.40%
Bright Horizons Family Solutions, Inc.+	1,095,413	$46,927,493
HOTELS, RESTAURANTS & LEISURE — 10.91%
FU JI Food & Catering Services	9,582,500	29,460,531
Las Vegas Sands Corp.+	1,545,736	206,232,097
Wyndham Worldwide Corp.+	1,033,600	33,860,736
Wynn Resorts Ltd.+	610,900	96,253,404

		412,734,261

DIVERSIFIED FINANCIALS — 8.23%
DIVERSIFIED FINANCIAL SERVICES — 8.23%
CME Group, Inc.	247,800	145,545,330
Nymex Holdings, Inc.	464,700	60,494,646
NYSE Euronext Co.	883,346	69,934,503

		275,974,479

ENERGY — 2.55%
OIL, GAS & CONSUMABLE FUELS — 2.55%
ATP Oil & Gas Corp.+(1)	1,817,631	85,483,186

		85,483,186

FOOD, BEVERAGE & TOBACCO — 3.60%
BEVERAGES — 3.60%
Carlsberg A/S Class B	882,500	120,527,363

		120,527,363

HEALTH CARE EQUIPMENT & SERVICES — 5.70%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.36%
Cytyc Corp.+	2,368,400	112,854,260
HEALTH CARE PROVIDERS & SERVICES — 2.34%
WellPoint, Inc.+	992,500	78,328,100

		191,182,360

HOUSEHOLD & PERSONAL PRODUCTS — 2.27%
PERSONAL PRODUCTS — 2.27%
Bare Escentuals, Inc.+	3,065,200	76,231,524

		76,231,524

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
MEDIA — 2.67%
MEDIA — 2.67%
DIRECTV Group, Inc.+	3,691,421	$89,627,702

		89,627,702

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.45%
BIOTECHNOLOGY — 8.45%
Celgene Corp.+	927,900	66,168,549
Genentech, Inc.+	1,195,741	93,291,713
Gilead Sciences, Inc.+	3,024,600	123,615,402

		283,075,664

REAL ESTATE — 1.96%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.96%
CB Richard Ellis Group, Inc. Class A+	2,364,629	65,831,271

		65,831,271

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 12.28%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 12.28%
Intel Corp.	5,061,200	130,882,632
MEMC Electronic Materials, Inc.+	1,774,057	104,420,995
ON Semiconductor Corp.+	7,959,603	99,972,614
Trident Microsystems, Inc.+(1)	4,804,400	76,341,916

		411,618,157

SOFTWARE & SERVICES — 17.31%
INTERNET SOFTWARE & SERVICES — 9.33%
Equinix, Inc.+	1,096,544	97,252,487
Google, Inc.+	281,350	159,601,415
Vistaprint Ltd.+	1,498,945	56,015,575
IT SERVICES — 2.06%
Western Union Co.	3,301,691	69,236,460
SOFTWARE — 5.92%
Amdocs Ltd.+	3,389,609	126,059,559
Microsoft Corp.	2,452,400	72,247,704

		580,413,200

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 4.48%
COMMUNICATIONS EQUIPMENT — 2.14%
Riverbed Technology, Inc.+	1,777,292	$71,784,824
COMPUTERS & PERIPHERALS — 2.34%
Data Domain, Inc.+	2,527,932	78,239,495

		150,024,319

TELECOMMUNICATION SERVICES — 7.85%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.94%
Neustar, Inc. Class A+(1)	3,847,800	131,941,062
WIRELESS TELECOMMUNICATION SERVICES — 3.91%
América Móvil SA de CV	40,944,300	131,022,958

		262,964,020

TRANSPORTATION — 2.82%
ROAD & RAIL — 2.82%
Hertz Global Holdings, Inc.+	4,165,600	94,642,432

		94,642,432

UTILITIES — 2.77%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.77%
PNOC Energy Development Corp.	653,922,560	92,899,098

		92,899,098

TOTAL COMMON STOCK (Cost $2,704,972,544)		3,280,627,955

SHORT TERM INVESTMENTS — 2.48%
General Electric Capital Corp., 4.68%, 10/2/2007	$30,000,000	29,996,100
General Electric Capital Corp., 4.68%, 10/3/2007	22,000,000	21,994,280
Toyota Credit de Puerto Rico, 4.70%, 10/1/2007	31,000,000	31,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $82,990,380)		82,990,380

TOTAL INVESTMENTS — 100.34% (Cost $2,787,962,924)		$3,363,618,335
LIABILITIES NET OF OTHER ASSETS — (0.34)%		(11,344,230)

NET ASSETS — 100.00%		$3,352,274,105

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2007

Footnote legend

+	Non-income producing
(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2006	Gross Additions	Gross Reductions	Shares at Sept. 30, 2007	Market Value Sept. 30, 2007	Dividend Income
ATP Oil & Gas Corp.	—	1,817,631	—	1,817,631	$85,483,186	$—
Neustar, Inc-Class A	—	3,847,800	—	3,847,800	131,941,062	—
Trident Microsystems, Inc	—	4,804,400	—	4,804,400	76,341,916	—

					$293,766,164	$—

Total non-controlled “affiliated companies” — 8.76% of net assets.

See notes to financial statements.

28    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Core Growth Fund

To the Trustees and Class I Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

Certified Annual Report    29

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares;

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class I Shares
Actual	$1,000.00	$1,110.80	$5.10
Hypothetical*	$1,000.00	$1,020.24	$4.88

†	Expenses are equal to the annualized expense ratio for Class I shares (0.96%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

30    Certified Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite Index (November 3, 2003 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2007

	1 Yr	3 Yrs	Since Inception
I Shares (Incep: 11/3/03)	27.01%	25.32%	19.07%
NASDAQ Composite Index
(Since: 11/3/03)	19.62%	12.51%	8.44%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Annual Report    31

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

32    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

34    Certified Annual Report

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time, relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s above average or better investment performance in most periods

Certified Annual Report    35

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2007 (Unaudited)

relative to the average performance of funds in a category of “mid cap” growth equity mutual funds selected by an independent mutual fund analyst firm, the Fund’s higher performance relative to two broad-based securities indices in each year since its inception, the Fund’s relative performance in periods of negative market conditions and record of owning growth stocks that perform well in periods of economic growth, data showing lower share price volatility for the Fund, and the Fund’s cumulative returns.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees charged by the Advisor to the Fund, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of multi-capitalization growth equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor fell within the range of such fees charged to other funds and was higher to a small degree than the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was to some extent lower than the average and median expense ratios for the same fund group. The Trustees reviewed information about the fee rates charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

36    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2 , even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online
instead of through traditional mail.

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www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

MSCI All Country Asia ex-Japan Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of June 2006, the MSCI All Country Asia ex-Japan Index consisted of the following 11 countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of June 2006, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of June 2006, the MSCI EM Latin America Index consisted of the following emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

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The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

4    This page is not part of the Annual Report.

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Real Estate	6%	53%
Other Financials	51%	21%
Total Financials	57%	74%
Health Care	14%	0%
Utilities	10%	0%
Consumer Staples	10%	2%
Materials	4%	0%
Consumer Discretionary	1%	7%
Energy	1%	8%
Telecommunication Services	1%	5%
Industrials	1%	3%

Source: FactSet, as of September 2007. (Numbers may not add to 100% due to rounding.)

In the (large cap) Russell 1000 Index, 57% of the top 100 dividend payers are in the Financials sector. In the (small cap) Russell 2000 Index, 74% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond this sector. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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The Dividend Landscape

Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

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Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.38%, as disclosed in the most recent Prospectus.

MANAGEMENT TEAM

PORTFOLIO COMPOSITION AS OF 9/30/07

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

	QUARTERLY DIVIDEND HISTORY
	Q1		Q2		Q3		Q4		Total
Class A Shares
2007	14.2	¢	18.5	¢	21.5	¢	N/A		N/A
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢

Class C Shares
2007	11.2	¢	15.1	¢	18.1	¢	N/A		N/A
2006	10.2	¢	13.5	¢	16.5	¢	30.2	¢	70.4	¢
2005	9.1	¢	11.7	¢	15.6	¢	26.8	¢	63.2	¢
2004	8.4	¢	10.9	¢	13.7	¢	20.2	¢	53.2	¢

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Portfolio P/E (12-mo. trailing)	15.9x
Median Market Cap	$15.8 B
Equity Holdings	63

Fixed Income Statistics
Weighted Average Coupon	5.9%
Average Credit Quality	A
Average Maturity	4.2 yrs
Duration	1.6 yrs
Bond Holdings	56
30-day SEC Yield (A Shares)	3.25%

TOP TEN EQUITY HOLDINGS

Telefónica SA	4.3%
Intel Corp.	2.9%
Energy East Corp.	2.7%
Chevron Corp.	2.6%
Enel SpA	2.5%
Vodafone Group plc	2.4%
OPAP SA	2.4%
Eni SpA	2.4%
General Electric Co.	2.3%
Inmarsat plc	2.2%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending September 30, 2007

	YTD	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without Sales Charge	17.44%	27.40%	20.79%	20.65%
With Sales Charge	12.16%	21.68%	18.94%	19.49%
Blended Index** (Since: 12/24/02)	9.78%	16.98%	14.41%	14.70%
S&P 500 Index (Since: 12/24/02)	9.13%	16.44%	13.14%	13.98%

*	Periods under one year are not annualized.
**	Blended Index: 75% MSCI World Equity Index/25% Lehman Brothers Aggregate Bond Index

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Portfolio Overview

Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 9/30/07

Telecommunication Services	14.8%
Utilities	12.8%
Diversified Financials	11.2%
Energy	10.9%
Banks	10.2%
Food, Beverage & Tobacco	8.4%
Consumer Services	5.0%
Semiconductors & Semi Equipment	4.4%
Transportation	4.1%
Materials	3.7%

TOP TEN INDUSTRIES
As of 6/30/07

Banks	12.5%
Telecommunication Services	12.3%
Energy	10.9%
Diversified Financials	9.5%
Utilities	8.4%
Food, Beverage & Tobacco	6.2%
Semiconductors & Semi Equipment	5.1%
Transportation	4.5%
Consumer Services	4.2%
Materials	3.0%

TOP TEN INDUSTRIES
As of 3/31/07

Banks	13.8%
Energy	12.6%
Telecommunication Services	11.6%
Utilities	10.4%
Diversified Financials	9.9%
Consumer Services	7.3%
Food, Beverage & Tobacco	5.9%
Transportation	4.8%
Capital Goods	3.1%
Materials	2.9%

TOP TEN INDUSTRIES
As of 12/31/06

Banks	14.3%
Telecommunication Services	12.8%
Energy	10.1%
Utilities	8.8%
Diversified Financials	8.4%
Food, Beverage & Tobacco	6.3%
Commercial Services & Supplies	5.0%
Transportation	4.9%
Consumer Services	4.0%
Capital Goods	3.5%

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Thornburg Investment Income Builder Fund

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    9

Letter to Shareholders

October 15, 2007

Dear Fellow Shareholder:

Thornburg Investment Income Builder Fund paid dividends of 87.2¢ per Class A share for the fiscal year ended September 30, 2007, up 13.7% over the prior year. In addition, your Fund’s net asset value per Class A share increased by $3.77 (19.3%) during the one-year period, from $19.58 to $23.35, even after payment of 51¢ in capital gains in November 2006. In the six months ended September 30, 2007, your Fund paid dividends of 40.0¢ per Class A share, up 13.6% from the 35.2¢ paid in the comparable prior year period. The dividend per share was higher for Class I and Class R5 shares and lower on the Class C and Class R3 shares, to account for varying class specific expenses. The net asset value per Class A share increased 11.4% during the six-month period, from $20.96 to $23.35. Recall that Thornburg Investment Income Builder Fund seeks to generate attractive, and rising, dividends over time from its portfolio of income producing stocks, bonds and hybrid securities. These results indicate that we are on track with respect to these goals.

The median percentage increase of the most recent dividend paid by your portfolio firms was approximately 15% over the year-earlier level. This reflects improving ability and willingness to pay dividends by most of the firms included in your Fund. Under the surface of this dividend landscape, there is a more complicated dynamic. Many management boards hoard the earnings & profits of their firms. The share of earnings paid as dividends by firms included in the S&P 500 Index has dwindled to below 30%, far below historical averages. During calendar 2006, the S&P 500 firms used approximately $826 billion of operating profits to fund $183 billion of shareholder dividends and $329 billion (net amount) of share buybacks. Despite the large expenditure for share buybacks, the number of shares outstanding for the group actually increased during the first three calendar quarters of 2006, before falling very slightly in recent quarters. This quantifies the dilutive effect of options issuance to shareholder returns from corporate cash flows. Shareholder dilution from management stock options, an issue particular to the United States, is a major reason why Thornburg Investment Income Builder Fund currently holds more foreign stocks than U.S. stocks. We prefer that cash flows be directed to dividends or to share buyback programs which actually reduce the number of shares outstanding.

We have commented in previous letters about your portfolio’s significant weighting in hydrocarbon producers, particularly oil & gas producers. Cash flows generated by these firms are enormous, given today’s prices for their hydrocarbon output. We know that these cash flows are cyclical, and we notice that exploration and production costs are skyrocketing, so we remain guarded about our investment exposure to this area. During the fiscal year, Chevron Corp. and Diamond Offshore Drilling Inc. were among your portfolio’s better performers. Another group with attractive cash flows and modest valuations is the telecom services industry, which now has the highest weighting of any single sector in your portfolio. Here, we are particularly interested in those firms that obtain a growing percentage of revenues from mobile telephony and broadband services. China Mobile Ltd., France Telecom SA, Telefónica SA, and Vodafone Group plc were all among your portfolio’s top performers during the year.

Your portfolio’s bank and diversified financial services holdings, in general, performed poorly during the last six months, accounting for six of the portfolio’s ten worst performers in this period. These included the U.K.’s Barclays plc, Italy’s Intesa Sanpaolo, Sweden’s Carnegie & Co., Spain’s Banco Bilbao Vizcaya Argentaria (BBVA), Switzerland’s UBS AG, and U.S. Bancorp. All of these except BBVA joined the list of underperformers for the fiscal year. One financial, Hong Kong Exchanges & Clearing Ltd., was your portfolio’s best performer during the most recent six months, and for the fiscal year.

10    Certified Annual Report

Other strong portfolio performers during the fiscal year included Southern Copper Corp. (copper mining), Macquarie Airports (airport operator), FU JI Food & Catering Services (Chinese food service operator), and Entergy Corp. (utility). Other weak portfolio performers during the year included Highland Hospitality (motel REIT), Sanofi Aventis and Pfizer (pharmaceuticals), Precision Drilling Trust (Canadian oil & gas driller), and Steelcase (commercial furniture & fixtures). In general, the positive contributions of the best performers exceeded the losses from the worst performers during the year.

Bond yields, while improved from their lows of last year, are not yet truly interesting. The reward for taking corporate credit risk remains underwhelming, although we got a glimpse of significantly more interesting yields during the August liquidity squeeze. In many cases, owners of bonds that sought to sell them did not trade the bonds at the bid prices that were available. Beginning in September, a 0.5% cut in the Federal Funds rate provided enough liquidity to allow bond prices to remain firm. Subprime mortgage headlines notwithstanding, corporate credit metrics appear to be generally sound. The duration of the cash/bond component of the Income Builder Fund, now around 14% of Fund assets, is around 2.1 years. Domestic stocks, including preferred stocks, comprise around 40% of the portfolio, foreign stocks around 47%.

We look forward to the coming quarters, recognizing that 2008 will present challenges. Increasingly, percentage growth in profits lags that of revenues, particularly in “developed” markets. This indicates profit margins are being squeezed. In the U.S., consensus operating earnings per unit of the S&P 500 Index, around $88 for 2006, are forecast to be $94 for 2007 and about $99 in 2008. Dividend payouts on both U.S. and European corporate earnings are modest; nevertheless, slowing earnings growth will eventually lead to decelerating growth of dividend payments.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	Brad Kinkelaar	Jason Brady, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Investment Income Builder Fund	September 30, 2007

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $105,254,079)	$113,326,066
Non-affiliated issuers (cost $3,177,766,617)	3,798,802,323
Cash	789,088
Cash denominated in foreign currency (cost $9,715,793)	9,847,859
Receivable for investments sold	65,991,198
Receivable for fund shares sold	35,741,906
Dividends receivable	10,670,218
Interest receivable	4,753,237
Prepaid expenses and other assets	34,269

Total Assets	4,039,956,164

LIABILITIES
Payable for securities purchased	119,497,569
Payable for fund shares redeemed	2,866,096
Unrealized loss on forward exchange contracts (Note 7)	26,467,005
Payable to investment advisor and other affiliates (Note 3)	3,897,083
Accounts payable and accrued expenses	1,018,496
Dividends payable	1,706,910

Total Liabilities	155,453,159

NET ASSETS	$3,884,503,005

NET ASSETS CONSIST OF:
Undistributed net investment income	$20,548,540
Net unrealized appreciation on investments	602,798,485
Accumulated net realized gain (loss)	106,071,579
Net capital paid in on shares of beneficial interest	3,155,084,401

$3,884,503,005

12    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,697,061,166 applicable to 72,665,325 shares of beneficial interest outstanding—Note 4)	$23.35
Maximum sales charge, 4.50% of offering price	1.10

Maximum offering price per share	$24.45

Class C Shares:
Net asset value and offering price per share * ($1,535,532,304 applicable to 65,713,189 shares of beneficial interest outstanding—Note 4)	$23.37

Class I Shares:
Net asset value, offering and redemption price per share ($644,294,014 applicable to 27,410,975 shares of beneficial interest outstanding—Note 4)	$23.50

Class R3 Shares:
Net asset value, offering and redemption price per share ($7,543,687 applicable to 323,174 shares of beneficial interest outstanding—Note 4)	$23.34

Class R5 Shares:
Net asset value, offering and redemption price per share ($71,834 applicable to 3,055 shares of beneficial interest outstanding—Note 4)	$23.51

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF OPERATIONS
Thornburg Investment Income Builder Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Dividend income
Non-controlled affiliated issuers	$4,114,024
Non-affiliated issuers (net of foreign taxes withheld of $9,016,093)	123,441,854
Interest income (net of premium amortized of $258,388 and foreign taxes withheld of $11,068)	28,756,504

Total Income	156,312,382

EXPENSES:
Investment advisory fees (Note 3)	21,050,253
Administration fees (Note 3)
Class A Shares	1,551,987
Class C Shares	1,310,244
Class I Shares	227,468
Class R3 Shares	5,103
Class R5 Shares	3
Distribution and service fees (Note 3)
Class A Shares	3,118,122
Class C Shares	10,481,992
Class R3 Shares	20,411
Transfer agent fees
Class A Shares	1,003,300
Class C Shares	954,435
Class I Shares	227,430
Class R3 Shares	10,106
Class R5 Shares	927
Registration and filing fees
Class A Shares	107,506
Class C Shares	85,677
Class I Shares	51,641
Class R3 Shares	18,823
Class R5 Shares	20,447
Custodian fees (Note 3)	1,011,597
Professional fees	125,460
Accounting fees	106,325
Trustee fees	39,005
Other expenses	587,008

Total Expenses	42,115,270
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,739,426)
Fees paid indirectly (Note 3)	(106,047)

Net Expenses	40,269,797

Net Investment Income	$116,042,585

14    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg Investment Income Builder Fund	Year Ended September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$127,813,879
Foreign currency transactions	(19,453,487)

108,360,392

Net change in unrealized appreciation (depreciation) on:
Investments	462,756,937
Foreign currency translations	(27,441,631)

435,315,306

Net Realized and Unrealized Gain	543,675,698

Net Increase in Net Assets Resulting From Operations	$659,718,283

See notes to financial statements.

Certified Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Investment Income Builder Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$116,042,585	$54,422,706
Net realized gain on investments and foreign currency transactions	108,360,392	53,507,046
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	435,315,306	85,783,248

Net Increase (Decrease) in Net Assets Resulting from Operations	659,718,283	193,713,000

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(50,204,595)	(27,097,402)
Class C Shares	(35,449,856)	(16,063,539)
Class I Shares	(19,870,628)	(8,357,488)
Class R3 Shares	(149,347)	(25,242)
Class R5 Shares	(317)	—
From realized gains
Class A Shares	(25,096,354)	(10,140,082)
Class C Shares	(18,583,927)	(6,660,050)
Class I Shares	(8,637,003)	(2,568,880)
Class R3 Shares	(52,085)	(6,756)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	568,545,293	325,267,307
Class C Shares	706,003,815	257,138,902
Class I Shares	252,258,521	161,508,626
Class R3 Shares	5,498,993	952,708
Class R5 Shares	67,758	—

Net Increase in Net Assets	2,034,048,551	867,661,104

NET ASSETS:
Beginning of year	1,850,454,454	982,793,350

End of year	$3,884,503,005	$1,850,454,454

Undistributed net investment income	$20,548,540	$12,565,595

See notes to financial statements.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Investment Income Builder Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3 and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,690,940 for Class C shares, $27,122 for Class R3 shares, and $21,364 for Class R5 shares.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $1,129,674 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $177,641 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $106,047. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	32,442,895	$692,883,081	20,476,188	$383,476,280
Shares issued to shareholders in reinvestment of dividends	2,915,652	61,056,323	1,620,907	29,347,480
Shares repurchased	(8,821,730)	(185,406,263)	(4,735,350)	(87,574,938)
Redemption fees received**	—	12,152	—	18,485

Net Increase (Decrease)	26,536,817	$568,545,293	17,361,745	$325,267,307

Class C Shares
Shares sold	34,745,769	$739,818,421	14,763,665	$277,357,697
Shares issued to shareholders in reinvestment of dividends	1,908,232	40,045,995	887,275	16,040,689
Shares repurchased	(3,442,710)	(73,871,246)	(1,951,047)	(36,264,521)
Redemption fees received**	—	10,645	—	5,037

Net Increase (Decrease)	33,211,291	$706,003,815	13,699,893	$257,138,902

Class I Shares
Shares sold	14,887,196	$318,805,598	8,727,511	$165,649,392
Shares issued to shareholders in reinvestment of dividends	1,043,149	22,020,961	486,642	8,942,006
Shares repurchased	(4,191,444)	(88,572,580)	(701,013)	(13,090,059)
Redemption fees received**	—	4,542	—	7,287

Net Increase (Decrease)	11,738,901	$252,258,521	8,513,140	$161,508,626

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	313,697	$6,751,609	51,927	$972,264
Shares issued to shareholders in reinvestment of dividends	9,170	195,546	1,712	31,478
Shares repurchased	(66,150)	(1,448,208)	(2,776)	(51,042)
Redemption fees received**	—	46	—	8

Net Increase (Decrease)	256,717	$5,498,993	50,863	$952,708

Class R5 Shares*
Shares sold	3,057	$67,798	—	$—
Shares issued to shareholders in reinvestment of dividends	3	64	—	—
Shares repurchased	(5)	(104)	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	3,055	$67,758	—	$—

*	Effective date for R5 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $3,029,826,851 and $1,604,539,361, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$3,288,528,385

Gross unrealized appreciation on a tax basis	$656,969,485
Gross unrealized depreciation on a tax basis	(33,369,481)

Net unrealized appreciation (depreciation) on investments (tax basis)	$623,600,004

Distributable earnings – ordinary income	$69,318,573
Distributable capital gains	$38,860,043

At September 30, 2007, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2006 of $268,838. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $2,384,897, increased accumulated net realized investment gain by $2,018,926, and increased capital paid in on shares of beneficial interest by $365,971. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions, investments in REITs, partnerships, and redemptions used as distributions.

The tax character of distributions paid during the year ended September 30, 2007, and September 30, 2006, was as follows:

	2007	2006
Distributions from:
Ordinary income	$125,439,291	$54,324,964
Capital gains	$32,604,821	$16,594,475

Total	$158,044,112	$70,919,439

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts		Contract Value Date	Unrealized Gain (Loss)
46,000,000	Greater British Pound for 90,627,360 USD	November 07, 2007	$(3,404,482)
307,000,000	Euro Dollar for 415,122,330 USD	November 07, 2007	(23,062,523)
Unrealized loss from forward
Sell contracts:			(26,467,005)
Net unrealized gain (loss) from forward
Exchange contracts			$(26,467,005)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	Year Ended September 30,				Period Ended September 30,
	2007	2006	2005	2004	2003(c)
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$19.58	$17.93	$15.60	$13.77	$11.94

Income from investment operations:
Net investment income	0.93	0.78	0.73	0.72	0.56
Net realized and unrealized gain (loss) on investments	4.23	1.98	2.24	1.66	1.60

Total from investment operations	5.16	2.76	2.97	2.38	2.16

Less dividends from:
Net investment income	(0.88)	(0.77)	(0.64)	(0.55)	(0.33)
Net realized gains	(0.51)	(0.34)	—	—	—

Total dividends	(1.39)	(1.11)	(0.64)	(0.55)	(0.33)

Change in net asset value	3.77	1.65	2.33	1.83	1.83

NET ASSET VALUE, end of period	$23.35	$19.58	$17.93	$15.60	$13.77

RATIOS/SUPPLEMENTAL DATA

Total return(a)	27.40%	16.05%	19.21%	17.40%	18.25%
Ratios to average net assets:
Net investment income	4.39%	4.22%	4.26%	4.72%	5.65	% (b)
Expenses, after expense reductions	1.30%	1.38%	1.47%	1.50%	1.61	% (b)
Expenses, after expense reductions and net of custody credits	1.30%	1.38%	1.47%	1.49%	1.60	% (b)
Expenses, before expense reductions	1.30%	1.38%	1.47%	1.50%	1.74	% (b)

Portfolio turnover rate	62.60%	55.29%	76.76%	109.21%	52.10%

Net assets at end of period (000)	$1,697,061	$903,347	$515,915	$224,522	$73,083

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on December 24, 2002.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Year Ended September 30,				Period Ended September 30,
	2007	2006	2005	2004	2003(c)
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$19.60	$17.95	$15.62	$13.79	$11.94

Income from investment operations:
Net investment income	0.81	0.70	0.66	0.66	0.51
Net realized and unrealized gain (loss) on investments	4.22	1.97	2.24	1.66	1.62

Total from investment operations	5.03	2.67	2.90	2.32	2.13

Less dividends from:
Net investment income	(0.75)	(0.68)	(0.57)	(0.49)	(0.28)
Net realized gains	(0.51)	(0.34)	—	—	—

Total dividends	(1.26)	(1.02)	(0.57)	(0.49)	(0.28)

Change in net asset value	3.77	1.65	2.33	1.83	1.85

NET ASSET VALUE, end of period	$23.37	$19.60	$17.95	$15.62	$13.79

RATIOS/SUPPLEMENTAL DATA

Total return(a)	26.64%	15.45%	18.70%	16.89%	18.01%
Ratios to average net assets:
Net investment income	3.79%	3.73%	3.84%	4.33%	5.10	% (b)
Expenses, after expense reductions	1.90%	1.90%	1.90%	1.89%	1.91	% (b)
Expenses, after expense reductions and net of custody credits	1.89%	1.90%	1.89%	1.89%	1.90	% (b)
Expenses, before expense reductions	2.06%	2.15%	2.23%	2.25%	2.55	% (b)

Portfolio turnover rate	62.60%	55.29%	76.76%	109.21%	52.10%

Net assets at end of period (000)	$1,535,532	$636,947	$337,489	$143,122	$39,613

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on December 24, 2002.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Year Ended September 30,			Period Ended September 30,
	2007	2006	2005	2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$19.71	$18.03	$15.64	$14.45

Income from investment operations:
Net investment income (loss)	1.02	0.88	0.84	0.74
Net realized and unrealized gain (loss) on investments	4.24	1.98	2.22	1.01

Total from investment operations	5.26	2.86	3.06	1.75

Less dividends from:
Net investment income	(0.96)	(0.84)	(0.67)	(0.56)
Net realized gains	(0.51)	(0.34)	—	—

Total dividends	(1.47)	(1.18)	(0.67)	(0.56)

Change in net asset value	3.79	1.68	2.39	1.19

NET ASSET VALUE, end of period	$23.50	$19.71	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA

Total return(a)	27.80%	16.53%	19.73%	12.19%
Ratios to average net assets:
Net investment income (loss)	4.74%	4.68%	4.86%	5.33	% (b)
Expenses, after expense reductions	0.95%	0.99%	1.00%	0.99	% (b)
Expenses, after expense reductions and net of custody credits	0.94%	0.98%	0.99%	0.99	% (b)
Expenses, before expense reductions	0.95%	1.02%	1.09%	1.21	% (b)
Portfolio turnover rate	62.60%	55.29%	76.76%	109.21%
Net assets at end of period (000)	$644,294	$308,859	$129,110	$33,247

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I Shares was November 1, 2003.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Year Ended September 30,		Period Ended September 30, 2005(c)
	2007	2006
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$19.58	$17.93	$16.98

Income from investment operations:
Net investment income	0.86	0.82	0.50
Net realized and unrealized gain (loss) on investments	4.24	1.92	0.79

Total from investment operations	5.10	2.74	1.29

Less dividends from:
Net investment income	(0.83)	(0.75)	(0.34)
Net realized gains	(0.51)	(0.34)	—

Total dividends	(1.34)	(1.09)	(0.34)

Change in net asset value	3.76	1.65	0.95

NET ASSET VALUE, end of period	$23.34	$19.58	$17.93

RATIOS/SUPPLEMENTAL DATA

Total return(a)	27.10%	15.91%	7.67%
Ratios to average net assets:
Net investment income	4.00%	4.36%	4.27	% (b)
Expenses, after expense reductions	1.50%	1.50%	1.50	% (b)
Expenses, after expense reductions and net of custody credits	1.50%	1.50%	1.49	% (b)
Expenses, before expense reductions	2.16%	6.05%	28.93	% (b)†

Portfolio turnover rate	62.60%	55.29%	76.76%

Net assets at end of period (000)	$7,544	$1,301	$280

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R3 Shares was February 1, 2005.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Period Ended September 30, 2007(c)
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$20.74

Income from investment operations:
Net investment income	0.46
Net realized and unrealized gain (loss) on investments	2.87

Total from investment operations	3.33

Less dividends from:
Net investment income	(0.56)
Net realized gains	—

Total dividends	(0.56)

Change in net asset value	2.77

NET ASSET VALUE, end of period	$23.51

RATIOS/SUPPLEMENTAL DATA

Total return(a)	16.19%
Ratios to average net assets:
Net investment income	3.17	% (b)
Expenses, after expense reductions	0.99	% (b)
Expenses, after expense reductions and net of custody credits	0.98	% (b)
Expenses, before expense reductions	278.77	% (b)†

Portfolio turnover rate	62.60%

Net assets at end of period (000)	$72

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R5 Shares was February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26    Certified Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Investment Income Builder Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R3 - 885-215-384, CLASS R5 - 885-215-236

NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R3 - TIBRX, CLASS R5 - TIBMX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Telecommunication Services	14.8%
Utilities	12.8%
Diversified Financials	11.2%
Energy	10.9%
Banks	10.2%
Food, Beverage & Tobacco	8.4%
Consumer Services	5.0%
Semiconductors & Semiconductor Equipment	4.4%
Transportation	4.1%
Materials	3.7%
Capital Goods	2.5%
Media	1.9%
Software & Services	1.7%
Real Estate	1.2%
Food & Staples Retailing	0.3%
Retailing	0.2%
Technology Hardware & Equipment	0.1%
Consumer Durables & Apparel	0.1%
Insurance	0.1%
Pharmaceuticals, Biotechnology & Life Sciences	0.1%
U.S. Government Agencies	0.5%
U.S. Treasury Securities	0.3%
Taxable Municipal Bonds	0.1%
Other Securities	0.3%
Other Assets & Cash Equivalents	5.1%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/07

United States	46.9%
Italy	7.9%
Spain	7.0%
U.K.	6.2%
China	4.1%
Greece	3.4%
Switzerland	3.3%
Canada	3.2%
Hong Kong	2.1%
France	2.1%
Taiwan	1.6%
South Africa	1.6%
Australia	1.5%
Brazil	1.1%
Germany	1.0%
Turkey	0.9%
Malaysia	0.6%
Russia	0.3%
México	0.1%
Other Assets & Cash Equivalents	5.1%

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
COMMON STOCK — 85.86%
BANKS — 8.79%
COMMERCIAL BANKS — 8.79%
Barclays plc	3,000,000	$36,551,756
BBVA	2,850,000	66,811,448
EFG Eurobank Ergasias	1,133,333	39,852,431
Intesa Sanpaolo	8,800,000	67,949,356
Liechtensteinische Landesbank AG	600,000	56,740,391
Lloyds TSB Group plc	1,500,000	16,649,310
US Bancorp	1,750,000	56,927,500

		341,482,192

CAPITAL GOODS — 2.29%
INDUSTRIAL CONGLOMERATES — 2.29%
General Electric Co.	2,150,000	89,010,000

		89,010,000

CONSUMER SERVICES — 4.88%
HOTELS, RESTAURANTS & LEISURE — 4.88%
Berjaya Sports Toto Berhad	17,000,000	24,944,974
FU JI Food & Catering Services	13,000,000	39,967,326
McDonald’s Corp.	579,800	31,581,706
OPAP SA	2,400,000	93,085,998

		189,580,004

DIVERSIFIED FINANCIALS — 9.31%
CAPITAL MARKETS — 3.70%
AllianceBernstein Holdings LP	350,000	30,824,500
GMP Capital Trust	1,756,100	38,506,551
Nuveen Investments, Inc.	72,000	4,459,680
UBS AG	1,300,000	69,899,077
DIVERSIFIED FINANCIAL SERVICES — 5.61%
Bank of America Corp.	1,400,000	70,378,000
Bolsas y Mercados Españoles	600,000	37,251,510
Hong Kong Exchanges & Clearing Ltd.	2,200,000	67,354,014
KKR Financial Holdings, LLC	2,556,500	43,077,025

		361,750,357

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
ENERGY — 9.77%
ENERGY EQUIPMENT & SERVICES — 1.90%
Diamond Offshore Drilling, Inc.	650,000	$73,638,500
OIL, GAS & CONSUMABLE FUELS — 7.87%
Canadian Oil Sands Trust	1,525,000	50,595,687
Centennial Coal Co. Ltd.	7,426,895	24,581,653
Chevron Corp.	1,100,000	102,938,000
Eni SpA	2,500,000	92,651,083
Tupras-Turkiye Petrol Rafine	1,325,000	35,128,417

		379,533,340

FOOD, BEVERAGE & TOBACCO — 8.12%
BEVERAGES — 1.92%
Coca Cola Co.	1,300,000	74,711,000
FOOD PRODUCTS — 3.25%
Kraft Foods, Inc. A	2,000,000	69,020,000
Reddy Ice Holdings, Inc.(1)	2,174,471	57,340,800
TOBACCO — 2.95%
Altria Group, Inc.	1,100,000	76,483,000
Universal Corp.	776,000	37,985,200

		315,540,000

MATERIALS — 3.56%
METALS & MINING — 3.56%
Impala Platinum Holdings Ltd.	1,750,000	60,964,104
Southern Copper Corp.	625,000	77,393,750

		138,357,854

MEDIA — 1.78%
MEDIA — 1.78%
Mediaset SpA	5,000,000	51,619,380
Sinclair Broadcast Group, Inc.	1,452,107	17,483,368

		69,102,748

REAL ESTATE — 0.95%
REAL ESTATE INVESTMENT TRUSTS — 0.95%
Equity Inns, Inc.	800,000	18,064,000
Quadra Realty Trust, Inc.(1)	1,981,800	18,886,554

		36,950,554

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
RETAILING — 0.15%
SPECIALTY RETAIL — 0.15%
Guitar Center, Inc.+	98,678	$5,851,605

		5,851,605

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.44%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.44%
Intel Corp.	4,300,000	111,198,000
Taiwan Semiconductor Mfg. Co. Ltd. ADR	6,029,995	61,023,549

		172,221,549

SOFTWARE & SERVICES — 1.69%
IT SERVICES — 1.69%
Paychex, Inc.	1,600,000	65,600,000

		65,600,000

TELECOMMUNICATION SERVICES — 14.21%
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.68%
Brasil Telecom	1,650,000	44,009,002
France Telecom SA	2,400,000	80,389,341
Inmarsat plc	9,000,000	83,737,589
Telefónica SA	6,000,000	167,948,358
WIRELESS TELECOMMUNICATION SERVICES — 4.53%
China Mobile Ltd.	5,000,000	81,812,744
Vodafone Group plc	26,000,000	93,890,854

		551,787,888

TRANSPORTATION — 3.93%
TRANSPORTATION INFRASTRUCTURE — 3.93%
Hopewell Highway	15,643,500	14,871,070
Macquarie Airports	19,000,000	73,339,480
Macquarie Infrastructure Co. LLC	691,000	26,665,690
Shenzhen Chiwan Wharf Holdings Ltd.	14,665,727	37,919,578

		152,795,818

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
UTILITIES — 11.99%
ELECTRIC UTILITIES — 5.44%
E. ON AG	212,900	$39,362,792
Enel SpA	8,500,000	96,237,346
Entergy Corp.	700,000	75,803,000
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.96%
Algonquin Power Income Fund Trust(1)	4,183,700	37,098,712
MULTI-UTILITIES — 5.59%
Consolidated Edison, Inc.	939,395	43,493,989
Dominion Resources, Inc.	800,000	67,440,000
Energy East Corp.	3,923,700	106,136,085

		465,571,924

TOTAL COMMON STOCK (Cost $2,705,559,847)		3,335,135,833

PREFERRED STOCK — 0.83%
BANKS — 0.42%
COMMERCIAL BANKS — 0.42%
Barclays plc	200,000	5,030,000
First Tennessee Bank	12,000	11,242,500

		16,272,500

DIVERSIFIED FINANCIALS — 0.41%
CAPITAL MARKETS — 0.08%
Morgan Stanley	120,000	3,060,000
DIVERSIFIED FINANCIAL SERVICES — 0.33%
Lehman Brothers Holdings, Inc.	140,000	3,365,600
Merrill Lynch & Co., Inc.	420,000	9,723,000

		16,148,600

TOTAL PREFERRED STOCK (Cost $33,981,250)		32,421,100

CORPORATE BONDS — 6.69%
BANKS — 0.75%
COMMERCIAL BANKS — 0.58%
Alfa Diversified, 7.694%, 3/15/2012	$7,000,000	7,148,890
First Tennessee Bank, 5.316%, 12/8/2008	10,000,000	10,002,900
National City Bank, 7.25%, 7/15/2010	5,000,000	5,248,380

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
THRIFTS & MORTGAGE FINANCE — 0.17%
Countrywide Home Loan, 5.126%, 11/24/2008	$5,000,000	$6,718,719

		29,118,889

CAPITAL GOODS — 0.20%
INDUSTRIAL CONGLOMERATES — 0.20%
General Electric Capital Australia, 5.25%, 8/15/2008	9,000,000	7,854,219

		7,854,219

COMMERCIAL SERVICES & SUPPLIES — 0.02%
COMMERCIAL SERVICES & SUPPLIES — 0.02%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	501,250
Waste Management, Inc., 7.375%, 8/1/2010	175,000	185,221

		686,471

CONSUMER DURABLES & APPAREL — 0.10%
HOUSEHOLD DURABLES — 0.10%
K. Hovnanian Enterprises, Inc., 6.25%, 1/15/2015	5,000,000	3,800,000

		3,800,000

CONSUMER SERVICES — 0.15%
HOTELS, RESTAURANTS & LEISURE — 0.15%
Seneca Nation of Indians Capital Improvements Authority, 6.75%, 12/1/2013	6,000,000	5,974,440

		5,974,440

DIVERSIFIED FINANCIALS — 1.35%
CAPITAL MARKETS — 0.46%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	7,761,992
Lehman Brothers Holdings, Inc., 6.00%, 7/19/2012	10,000,000	10,155,010
CONSUMER FINANCE — 0.67%
Capital One Bank, 6.70%, 5/15/2008	655,000	660,133
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,520,332
Capital One Financial Corp., 6.15%, 9/1/2016	14,500,000	14,144,808
SLM Corp. CPI Floating Rate Note, 3.89%, 3/2/2009	5,500,000	5,069,735
SLM Corp. Floating Rate, 5.66%, 1/27/2014	5,000,000	4,363,740
DIVERSIFIED FINANCIAL SERVICES — 0.22%
CIT Group, Inc., 5.00%, 2/13/2014	9,500,000	8,577,997

		52,253,747

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
ENERGY — 1.18%
ENERGY EQUIPMENT & SERVICES — 0.19%
Calfrac Holdings, 7.75%, 2/15/2015	$6,500,000	$6,256,250
Seitel, Inc., 9.75%, 2/15/2014	1,000,000	945,000
OIL, GAS & CONSUMABLE FUELS — 0.99%
Enterprise Products Operating LP, 7.034%, 1/15/2068	5,000,000	4,580,170
Gazprom, 7.25%, 2/22/2010 (RUB)	125,000,000	5,035,290
Griffin Coal Mining Ltd., 9.50%, 12/1/2016	22,000,000	21,890,000
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,207,450
Teppco Partners LP, 7.00%, 6/1/2067	2,000,000	1,815,152

		45,729,312

FOOD & STAPLES RETAILING — 0.30%
FOOD & STAPLES RETAILING — 0.30%
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	2,715,000
Rite Aid Corp., 9.375%, 12/15/2015	9,500,000	8,835,000

		11,550,000

FOOD, BEVERAGE & TOBACCO — 0.23%
BEVERAGES — 0.10%
Diageo Capital plc, 5.50%, 9/30/2016	4,000,000	3,908,528
FOOD PRODUCTS — 0.13%
Kraft Foods, Inc., 6.50%, 8/11/2017	5,000,000	5,164,755

		9,073,283

INSURANCE — 0.08%
INSURANCE — 0.08%
AAG Holding Co., Inc., 6.875%, 6/1/2008	335,000	336,565
Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	978,088
Pacific Life Global Funding CPI Floating Rate Note, 4.867%, 2/6/2016	2,000,000	1,834,780

		3,149,433

MATERIALS — 0.18%
CONSTRUCTION MATERIALS — 0.05%
C8 Capital Ltd., 6.64%, 12/31/2049	2,000,000	1,943,920
METALS & MINING — 0.13%
Bemax Resources, 9.375%, 7/15/2014	5,000,000	5,100,000

		7,043,920

Certified Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
MEDIA — 0.16%
MEDIA — 0.16%
AOL Time Warner, Inc., 6.875%, 5/1/2012	$425,000	$445,944
Comcast Corp., 6.30%, 11/15/2017	5,000,000	5,082,170
Independent News & Media plc, 5.75%, 5/17/2009 (EUR)	600,000	855,570

		6,383,684

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.07%
BIOTECHNOLOGY — 0.07%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate
CPI Floating Rate Note, 4.537%, 2/1/2014	3,000,000	2,692,350

		2,692,350

REAL ESTATE — 0.27%
REAL ESTATE — 0.27%
Agile Property Holdings Ltd, 9.00%, 9/22/2013	10,000,000	10,300,000

		10,300,000

TECHNOLOGY HARDWARE & EQUIPMENT — 0.14%
COMPUTERS & PERIPHERALS — 0.09%
Jabil Circuit, Inc., 5.875%, 7/15/2010	3,485,000	3,517,031
TECHNOLOGY HARDWARE & EQUIPMENT — 0.05%
Cisco Systems, Inc., 5.44%, 2/20/2009	2,000,000	1,996,228

		5,513,259

TELECOMMUNICATION SERVICES — 0.55%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.55%
Level 3 Financing, Inc, 9.25%, 11/1/2014	12,500,000	12,312,500
Level 3 Financing, Inc. Senior Notes, 12.25%, 3/15/2013	6,000,000	6,615,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,500,706

		21,428,206

TRANSPORTATION — 0.13%
AIR FREIGHT & LOGISTICS — 0.13%
FedEx Corp., 5.50%, 8/15/2009	5,000,000	5,055,915

		5,055,915

34    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
UTILITIES — 0.83%
ELECTRIC UTILITIES — 0.39%
Entergy New Orleans, Inc., 3.875%, 8/1/2008	$8,500,000	$8,340,923
Monongahela Power, 5.70%, 3/15/2017	7,000,000	6,889,988
GAS UTILITIES — 0.44%
Oneok Partners, LP Senior Notes, 5.90%, 4/1/2012	3,000,000	3,035,670
Southern Union Co., 7.20%, 11/1/2066	14,000,000	14,063,826

		32,330,407

TOTAL CORPORATE BONDS (Cost $259,423,465)		259,937,535

CONVERTIBLE BONDS — 0.35%
BANKS — 0.24%
THRIFTS & MORTGAGE FINANCE — 0.24%
Countrywide Financial Corp., 1.86%, 4/15/2037	10,000,000	9,126,000

		9,126,000

DIVERSIFIED FINANCIALS — 0.11%
DIVERSIFIED FINANCIAL SERVICES — 0.11%
KKR Financial Holdings, LLC, 7.00%, 7/15/2012	5,000,000	4,412,500

		4,412,500

TOTAL CONVERTIBLE BONDS (Cost $13,272,424)		13,538,500

TAXABLE MUNICIPAL BONDS — 0.14%
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,018,960
Victor New York, 9.05%, 5/1/2008	1,175,000	1,180,758
Victor New York, 9.20%, 5/1/2014	2,000,000	2,051,800

TOTAL TAXABLE MUNICIPAL BONDS (Cost $5,310,425)		5,251,518

U.S. GOVERNMENT AGENCIES — 0.52%
Federal National Mortgage Association CPI Floating Rate Note, 3.50%, 2/17/2009	2,000,000	1,962,480
Federal National Mortgage Association REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	17,773,376	18,131,932

TOTAL U.S. GOVERNMENT AGENCIES (Cost $19,702,179)		20,094,412

Certified Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
U.S. TREASURY SECURITIES — 0.26%
U.S. Treasury Notes Inflation Indexed, 3.625%, 1/15/2008	$10,314,720	$10,301,408

TOTAL U.S. TREASURY SECURITIES (Cost $10,323,023)		10,301,408

OTHER SECURITIES — 0.26%
LOAN PARTICIPATIONS — 0.26%
Mylan Laboratories, Inc. Floating Rate Loan, 9.729%, 10/2/2017	10,000,000	10,000,000

TOTAL OTHER SECURITIES (Cost $10,000,000)		10,000,000

SHORT TERM INVESTMENTS — 5.80%
Citigroup Funding, Inc., 4.70%, 10/1/2007	50,000,000	50,000,000
Citigroup Funding, Inc., 4.80%, 10/2/2007	54,500,000	54,492,733
General Electric Capital Corp., 4.70%, 10/5/2007	50,000,000	49,973,889
Toyota Credit de Puerto Rico, 4.70%, 10/3/2007	33,000,000	32,991,383
Toyota Credit de Puerto Rico, 4.70%, 10/3/2007	38,000,000	37,990,078

TOTAL SHORT TERM INVESTMENTS (Cost $225,448,083)		225,448,083

TOTAL INVESTMENTS — 100.71% (Cost $3,283,020,696)		$3,912,128,389
LIABILITIES NET OF OTHER ASSETS — (0.71)%		(27,625,384)

NET ASSETS — 100.00%		$3,884,503,005

Footnote Legend

+	Non-income producing
(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2006	Gross Additions	Gross Reductions	Shares at Sept. 30, 2007	Market value Sept. 30, 2007	Dividend Income
Algonquin Power Income Trust	—	4,183,700	—	4,183,700	$37,098,712	$1,205,712
Reddy Ice Holdings, Inc.	1,200,000	974,471	—	2,174,471	57,340,800	2,873,004
Quadra Realty Trust, Inc.	—	1,981,800	—	1,981,800	18,886,554	35,308

					$113,326,066	$4,114,024

Total non-controlled “affiliated companies” — 2.92% of net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
EUR	Euro Dollar denominated
REMIC	Real Estate Mortgage Investment Conduit
RUB	Russian Ruble denominated

See notes to financial statements.

36    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

Certified Annual Report    37

EXPENSE EXAMPLE
Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account value 3/31/07	Ending Account value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class A Shares
Actual	$1,000.00	$1,133.70	$6.89
Hypothetical*	$1,000.00	$1,018.61	$6.52
Class C Shares
Actual	$1,000.00	$1,130.80	$10.08
Hypothetical*	$1,000.00	$1,015.60	$9.54
Class I Shares
Actual	$1,000.00	$1,135.40	$5.03
Hypothetical*	$1,000.00	$1,020.36	$4.76
Class R3 Shares
Actual	$1,000.00	$1,132.70	$7.99
Hypothetical*	$1,000.00	$1,017.57	$7.56
Class R5 Shares
Actual	$1,000.00	$1,135.70	$5.26
Hypothetical*	$1,000.00	$1,020.14	$4.98

†	Expenses are equal to the annualized expense ratio for each class (A: 1.29%; C: 1.89%; I: 0.94%; R3: 1.50%; and R5: 0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38    Certified Annual Report

INDEX COMPARISON
Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus S&P 500 Index and Blended Index

(December 24, 2002 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2007 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 12/24/02)	21.68%	19.49%
C Shares (Incep: 12/24/02)	25.64%	20.10%
R3 Shares (Incep: 2/1/05)	27.10%	18.94%
R5 Shares (Incep: 2/1/07)	—	16.19%*
Blended Index (Since: 12/24/02)	16.98%	14.70%
S&P 500 Index (Since: 12/24/02)	16.44%	13.98%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R3 or R5 shares. Class R3 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Certified Annual Report    39

TRUSTEES AND OFFICERS
Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

40    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report    41

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

42    Certified Annual Report

OTHER INFORMATION
Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gain dividends of $32,604,821.

For the tax year ended September 30, 2007, the Thornburg Investment Income Builder Fund designates 72.19% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

29.63% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2007 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, including specific dividend growth data, (iii) measures of the Fund’s investment returns over different periods of time relative to a “world allocation” category of mutual funds having income and capital appreciation objectives, selected by an independent mutual fund analyst firm, and relative to a blended performance benchmark comprised of two broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return.

Certified Annual Report    43

OTHER INFORMATION, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s historical dividend payments to shareholders and the increases in the dividend each year, the Fund’s superior investment performance relative to the performance of a world allocation category of funds selected by an independent mutual fund analyst firm, the Fund’s outperformance of a blended benchmark (consisting of two broad-based indices reflecting the experience of fixed income securities and equity securities, respectively) in each year since the Fund’s inception, the Fund’s performance relative to the blended benchmark in periods of both positive and negative market conditions, tax efficiency and the positive effects of the Fund’s cumulative returns.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund was higher to a small extent than average and median expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, and that the management fee was somewhat higher than the average and median fee rates for the same group of funds, but that the differences were not significant in view of their degree and the investment performance of the Fund. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

44    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    45

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

46    This page is not part of the Annual Report.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

MSCI All Country Asia ex-Japan Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of June 2006, the MSCI All Country Asia ex-Japan Index consisted of the following 11 countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of June 2006, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of June 2006, the MSCI EM Latin America Index consisted of the following emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

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The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

4    This page is not part of the Annual Report.

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Real Estate	6%	53%
Other Financials	51%	21%
Total Financials	57%	74%
Health Care	14%	0%
Utilities	10%	0%
Consumer Staples	10%	2%
Materials	4%	0%
Consumer Discretionary	1%	7%
Energy	1%	8%
Telecommunication Services	1%	5%
Industrials	1%	3%

Source: FactSet, as of September 2007. (Numbers may not add to 100% due to rounding.)

In the (large cap) Russell 1000 Index, 57% of the top 100 dividend payers are in the Financials sector. In the (small cap) Russell 2000 Index, 74% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond this sector. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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The Dividend Landscape

Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

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Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 1.02%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. The subsidized expense ratio reflects the annual operating expenses of the Fund minus any fee waivers or expense reimbursements. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class I Shares
2007	16.2	¢	20.6	¢	23.6	¢	N/A		N/A
2006	14.4	¢	18.0	¢	21.2	¢	35.0	¢	88.6	¢
2005	11.6	¢	14.2	¢	18.0	¢	29.7	¢	73.5	¢
2004	11.7	¢	13.6	¢	16.0	¢	22.7	¢	64.0	¢

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Portfolio P/E (12-mo. trailing)	15.9x
Median Market Cap	$15.8 B
Equity Holdings	63

Fixed Income Statistics
Weighted Average Coupon	5.9%
Average Credit Quality	A
Average Maturity	4.2 yrs
Duration	1.6 yrs
Bond Holdings	56
30-day SEC Yield (I Shares)	3.70%

TOP TEN EQUITY HOLDINGS

Telefónica SA	4.3%
Intel Corp.	2.9%
Energy East Corp.	2.7%
Chevron Corp.	2.6%
Enel SpA	2.5%
Vodafone Group plc	2.4%
OPAP SA	2.4%
Eni SpA	2.4%
General Electric Co.	2.3%
Inmarsat plc	2.2%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending September 30, 2007

	YTD	1 Yr	3 Yrs	Since Inception
I Shares (Incep: 11/3/03)	17.76%	27.80%	21.27%	19.41%
Blended Index** (Since: 11/3/03)	9.78%	16.98%	14.41%	13.30%
S&P 500 Index (Since: 11/3/03)	9.13%	16.44%	13.14%	11.83%

*	Periods under one year are not annualized.
**	Blended Index: 75% MSCI World Equity Index/25% Lehman Brothers Aggregate Bond Index

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Portfolio Overview

Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 9/30/07

Telecommunication Services	14.8%
Utilities	12.8%
Diversified Financials	11.2%
Energy	10.9%
Banks	10.2%
Food, Beverage & Tobacco	8.4%
Consumer Services	5.0%
Semiconductors & Semi Equipment	4.4%
Transportation	4.1%
Materials	3.7%

TOP TEN INDUSTRIES

As of 6/30/07

Banks	12.5%
Telecommunication Services	12.3%
Energy	10.9%
Diversified Financials	9.5%
Utilities	8.4%
Food, Beverage & Tobacco	6.2%
Semiconductors & Semi Equipment	5.1%
Transportation	4.5%
Consumer Services	4.2%
Materials	3.0%

TOP TEN INDUSTRIES

As of 3/31/07

Banks	13.8%
Energy	12.6%
Telecommunication Services	11.6%
Utilities	10.4%
Diversified Financials	9.9%
Consumer Services	7.3%
Food, Beverage & Tobacco	5.9%
Transportation	4.8%
Capital Goods	3.1%
Materials	2.9%

TOP TEN INDUSTRIES

As of 12/31/06

Banks	14.3%
Telecommunication Services	12.8%
Energy	10.1%
Utilities	8.8%
Diversified Financials	8.4%
Food, Beverage & Tobacco	6.3%
Commercial Services & Supplies	5.0%
Transportation	4.9%
Consumer Services	4.0%
Capital Goods	3.5%

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Thornburg Investment Income Builder Fund

I Shares – September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    9

Letter to Shareholders

October 15, 2007

Dear Fellow Shareholder:

Thornburg Investment Income Builder Fund paid dividends of 95.4¢ per Class I share for the fiscal year ended September 30, 2007, up 14.5% over the prior year. In addition, your Fund’s net asset value per Class I share increased by $3.79 (19.2%) during the one-year period, from $19.71 to $23.50, even after payment of 51¢ in capital gains in November 2006. In the six months ended September 30, 2007, your Fund paid dividends of 44.2¢ per Class I share, up 12.8% from the 39.2¢ paid in the comparable prior year period. The net asset value per Class I share increased 11.4% during the six-month period, from $21.10 to $23.50. Recall that Thornburg Investment Income Builder Fund seeks to generate attractive, and rising, dividends over time from its portfolio of income producing stocks, bonds and hybrid securities. These results indicate that we are on track with respect to these goals.

The median percentage increase of the most recent dividend paid by your portfolio firms was approximately 15% over the year-earlier level. This reflects improving ability and willingness to pay dividends by most of the firms included in your Fund. Under the surface of this dividend landscape, there is a more complicated dynamic. Many management boards hoard the earnings & profits of their firms. The share of earnings paid as dividends by firms included in the S&P 500 Index has dwindled to below 30%, far below historical averages. During calendar 2006, the S&P 500 firms used approximately $826 billion of operating profits to fund $183 billion of shareholder dividends and $329 billion (net amount) of share buybacks. Despite the large expenditure for share buybacks, the number of shares outstanding for the group actually increased during the first three calendar quarters of 2006, before falling very slightly in recent quarters. This quantifies the dilutive effect of options issuance to shareholder returns from corporate cash flows. Shareholder dilution from management stock options, an issue particular to the United States, is a major reason why Thornburg Investment Income Builder Fund currently holds more foreign stocks than U.S. stocks. We prefer that cash flows be directed to dividends or to share buyback programs which actually reduce the number of shares outstanding.

We have commented in previous letters about your portfolio’s significant weighting in hydrocarbon producers, particularly oil & gas producers. Cash flows generated by these firms are enormous, given today’s prices for their hydrocarbon output. We know that these cash flows are cyclical, and we notice that exploration and production costs are skyrocketing, so we remain guarded about our investment exposure to this area. During the fiscal year, Chevron Corp. and Diamond Offshore Drilling Inc. were among your portfolio’s better performers. Another group with attractive cash flows and modest valuations is the telecom services industry, which now has the highest weighting of any single sector in your portfolio. Here, we are particularly interested in those firms that obtain a growing percentage of revenues from mobile telephony and broadband services. China Mobile Ltd., France Telecom SA, Telefónica SA, and Vodafone Group plc were all among your portfolio’s top performers during the year.

Your portfolio’s bank and diversified financial services holdings, in general, performed poorly during the last six months, accounting for six of the portfolio’s ten worst performers in this period. These included the U.K.’s Barclays plc, Italy’s Intesa Sanpaolo, Sweden’s Carnegie & Co., Spain’s Banco Bilbao Vizcaya Argentaria (BBVA), Switzerland’s UBS AG, and U.S. Bancorp. All of these except BBVA joined the list of underperformers for the fiscal year. One financial, Hong Kong Exchanges & Clearing Ltd., was your portfolio’s best performer during the most recent six months, and for the fiscal year.

10    Certified Annual Report

Other strong portfolio performers during the fiscal year included Southern Copper Corp. (copper mining), Macquarie Airports (airport operator), FU JI Food & Catering Services (Chinese food service operator), and Entergy Corp. (utility). Other weak portfolio performers during the year included Highland Hospitality (motel REIT), Sanofi Aventis and Pfizer (pharmaceuticals), Precision Drilling Trust (Canadian oil & gas driller), and Steelcase (commercial furniture & fixtures). In general, the positive contributions of the best performers exceeded the losses from the worst performers during the year.

Bond yields, while improved from their lows of last year, are not yet truly interesting. The reward for taking corporate credit risk remains underwhelming, although we got a glimpse of significantly more interesting yields during the August liquidity squeeze. In many cases, owners of bonds that sought to sell them did not trade the bonds at the bid prices that were available. Beginning in September, a 0.5% cut in the Federal Funds rate provided enough liquidity to allow bond prices to remain firm. Subprime mortgage headlines notwithstanding, corporate credit metrics appear to be generally sound. The duration of the cash/bond component of the Income Builder Fund, now around 14% of Fund assets, is around 2.1 years. Domestic stocks, including preferred stocks, comprise around 40% of the portfolio, foreign stocks around 47%.

We look forward to the coming quarters, recognizing that 2008 will present challenges. Increasingly, percentage growth in profits lags that of revenues, particularly in “developed” markets. This indicates profit margins are being squeezed. In the U.S., consensus operating earnings per unit of the S&P 500 Index, around $88 for 2006, are forecast to be $94 for 2007 and about $99 in 2008. Dividend payouts on both U.S. and European corporate earnings are modest; nevertheless, slowing earnings growth will eventually lead to decelerating growth of dividend payments.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	Brad Kinkelaar	Jason Brady, CFA
Co-Portfolio Manager President & Chief Investment Officer	Co-Portfolio Manager Managing Director	Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Investment Income Builder Fund	September 30, 2007

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $105,254,079)	$113,326,066
Non-affiliated issuers (cost $3,177,766,617)	3,798,802,323
Cash	789,088
Cash denominated in foreign currency (cost $9,715,793)	9,847,859
Receivable for investments sold	65,991,198
Receivable for fund shares sold	35,741,906
Dividends receivable	10,670,218
Interest receivable	4,753,237
Prepaid expenses and other assets	34,269

Total Assets	4,039,956,164

LIABILITIES
Payable for securities purchased	119,497,569
Payable for fund shares redeemed	2,866,096
Unrealized loss on forward exchange contracts (Note 7)	26,467,005
Payable to investment advisor and other affiliates (Note 3)	3,897,083
Accounts payable and accrued expenses	1,018,496
Dividends payable	1,706,910

Total Liabilities	155,453,159

NET ASSETS	$3,884,503,005

NET ASSETS CONSIST OF:
Undistributed net investment income	$20,548,540
Net unrealized appreciation on investments	602,798,485
Accumulated net realized gain (loss)	106,071,579
Net capital paid in on shares of beneficial interest	3,155,084,401

$3,884,503,005

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,697,061,166 applicable to 72,665,325 shares of beneficial interest outstanding - Note 4)	$23.35
Maximum sales charge, 4.50% of offering price	1.10

Maximum offering price per share	$24.45

Class C Shares:
Net asset value and offering price per share * ($1,535,532,304 applicable to 65,713,189 shares of beneficial interest outstanding - Note 4)	$23.37

Class I Shares:
Net asset value, offering and redemption price per share ($644,294,014 applicable to 27,410,975 shares of beneficial interest outstanding - Note 4)	$23.50

Class R3 Shares:
Net asset value, offering and redemption price per share ($7,543,687 applicable to 323,174 shares of beneficial interest outstanding - Note 4)	$23.34

Class R5 Shares:
Net asset value, offering and redemption price per share ($71,834 applicable to 3,055 shares of beneficial interest outstanding - Note 4)	$23.51

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS
Thornburg Investment Income Builder Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Dividend income
Non-controlled affiliated issuers	$4,114,024
Non-affiliated issuers (net of foreign taxes withheld of $9,016,093)	123,441,854
Interest income (net of premium amortized of $258,388 and foreign taxes withheld of $11,068)	28,756,504

Total Income	156,312,382

EXPENSES:
Investment advisory fees (Note 3)	21,050,253
Administration fees (Note 3)
Class A Shares	1,551,987
Class C Shares	1,310,244
Class I Shares	227,468
Class R3 Shares	5,103
Class R5 Shares	3
Distribution and service fees (Note 3)
Class A Shares	3,118,122
Class C Shares	10,481,992
Class R3 Shares	20,411
Transfer agent fees
Class A Shares	1,003,300
Class C Shares	954,435
Class I Shares	227,430
Class R3 Shares	10,106
Class R5 Shares	927
Registration and filing fees
Class A Shares	107,506
Class C Shares	85,677
Class I Shares	51,641
Class R3 Shares	18,823
Class R5 Shares	20,447
Custodian fees (Note 3)	1,011,597
Professional fees	125,460
Accounting fees	106,325
Trustee fees	39,005
Other expenses	587,008

Total Expenses	42,115,270
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,739,426)
Fees paid indirectly (Note 3)	(106,047)

Net Expenses	40,269,797

Net Investment Income	$116,042,585

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$127,813,879
Foreign currency transactions	(19,453,487)

108,360,392

Net change in unrealized appreciation (depreciation) on:
Investments	462,756,937
Foreign currency translations	(27,441,631)

435,315,306

Net Realized and Unrealized Gain	543,675,698

Net Increase in Net Assets Resulting From operations	$659,718,283

See notes to financial statements.

Certified Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$116,042,585	$54,422,706
Net realized gain on investments and foreign currency transactions	108,360,392	53,507,046
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	435,315,306	85,783,248

Net Increase (Decrease) in Net Assets Resulting from Operations	659,718,283	193,713,000

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(50,204,595)	(27,097,402)
Class C Shares	(35,449,856)	(16,063,539)
Class I Shares	(19,870,628)	(8,357,488)
Class R3 Shares	(149,347)	(25,242)
Class R5 Shares	(317)	—
From realized gains
Class A Shares	(25,096,354)	(10,140,082)
Class C Shares	(18,583,927)	(6,660,050)
Class I Shares	(8,637,003)	(2,568,880)
Class R3 Shares	(52,085)	(6,756)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	568,545,293	325,267,307
Class C Shares	706,003,815	257,138,902
Class I Shares	252,258,521	161,508,626
Class R3 Shares	5,498,993	952,708
Class R5 Shares	67,758	—

Net Increase in Net Assets	2,034,048,551	867,661,104

NET ASSETS:
Beginning of year	1,850,454,454	982,793,350

End of year	$3,884,503,005	$1,850,454,454

Undistributed net investment income	$20,548,540	$12,565,595

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg Investment Income Builder Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3 and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2007

Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,690,940 for Class C shares, $27,122 for Class R3 shares, and $21,364 for Class R5 shares.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $1,129,674 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $177,641 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $106,047. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	32,442,895	$692,883,081	20,476,188	$383,476,280
Shares issued to shareholders in reinvestment of dividends	2,915,652	61,056,323	1,620,907	29,347,480
Shares repurchased	(8,821,730)	(185,406,263)	(4,735,350)	(87,574,938)
Redemption fees received**	—	12,152	—	18,485

Net Increase (Decrease)	26,536,817	$568,545,293	17,361,745	$325,267,307

Class C Shares
Shares sold	34,745,769	$739,818,421	14,763,665	$277,357,697
Shares issued to shareholders in reinvestment of dividends	1,908,232	40,045,995	887,275	16,040,689
Shares repurchased	(3,442,710)	(73,871,246)	(1,951,047)	(36,264,521)
Redemption fees received**	—	10,645	—	5,037

Net Increase (Decrease)	33,211,291	$706,003,815	13,699,893	$257,138,902

Class I Shares
Shares sold	14,887,196	$318,805,598	8,727,511	$165,649,392
Shares issued to shareholders in reinvestment of dividends	1,043,149	22,020,961	486,642	8,942,006
Shares repurchased	(4,191,444)	(88,572,580)	(701,013)	(13,090,059)
Redemption fees received**	—	4,542	—	7,287

Net Increase (Decrease)	11,738,901	$252,258,521	8,513,140	$161,508,626

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	313,697	$6,751,609	51,927	$972,264
Shares issued to shareholders in reinvestment of dividends	9,170	195,546	1,712	31,478
Shares repurchased	(66,150)	(1,448,208)	(2,776)	(51,042)
Redemption fees received**	—	46	—	8

Net Increase (Decrease)	256,717	$5,498,993	50,863	$952,708

Class R5 Shares*
Shares sold	3,057	$67,798	—	$—
Shares issued to shareholders in reinvestment of dividends	3	64	—	—
Shares repurchased	(5)	(104)	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	3,055	$67,758	—	$—

*	Effective date for R5 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $3,029,826,851 and $1,604,539,361, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$3,288,528,385

Gross unrealized appreciation on a tax basis	$656,969,485
Gross unrealized depreciation on a tax basis	(33,369,481)

Net unrealized appreciation (depreciation) on investments (tax basis)	$623,600,004

Distributable earnings – ordinary income	$69,318,573
Distributable capital gains	$38,860,043

At September 30, 2007, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2006 of $268,838. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $2,384,897, increased accumulated net realized investment gain by $2,018,926, and increased capital paid in on shares of beneficial interest by $365,971. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions, investments in REITs, partnerships, and redemptions used as distributions.

The tax character of distributions paid during the year ended September 30, 2007, and September 30, 2006, was as follows:

	2007	2006
Distributions from:
Ordinary income	$125,439,291	$54,324,964
Capital gains	$32,604,821	$16,594,475

Total	$158,044,112	$70,919,439

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
46,000,000 Greater British Pound for 90,627,360 USD	November 07, 2007	$(3,404,482)
307,000,000 Euro Dollar for 415,122,330 USD	November 07, 2007	(23,062,523)

Unrealized loss from forward Sell contracts:		(26,467,005)

Net unrealized gain (loss) from forward Exchange contracts		$(26,467,005)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	Year Ended September 30,			Period Ended September 30,
	2007	2006	2005	2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$19.71	$18.03	$15.64	$14.45

Income from investment operations:
Net investment income (loss)	1.02	0.88	0.84	0.74
Net realized and unrealized gain (loss) on investments	4.24	1.98	2.22	1.01

Total from investment operations	5.26	2.86	3.06	1.75

Less dividends from:
Net investment income	(0.96)	(0.84)	(0.67)	(0.56)
Net realized gains	(0.51)	(0.34)	—	—

Total dividends	(1.47)	(1.18)	(0.67)	(0.56)

Change in net asset value	3.79	1.68	2.39	1.19
NET ASSET VALUE, end of period	$23.50	$19.71	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA
Total return(a)	27.80%	16.53%	19.73%	12.19%
Ratios to average net assets:
Net investment income (loss)	4.74%	4.68%	4.86%	5.33	% (b)
Expenses, after expense reductions	0.95%	0.99%	1.00%	0.99	% (b)
Expenses, after expense reductions and net of custody credits	0.94%	0.98%	0.99%	0.99	% (b)
Expenses, before expense reductions	0.95%	1.02%	1.09%	1.21	% (b)
Portfolio turnover rate	62.60%	55.29%	76.76%	109.21%
Net assets at end of period (000)	$644,294	$308,859	$129,110	$33,247

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I Shares was November 1, 2003.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R3 - 885-215-384, CLASS R5 - 885-215-236

NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R3 - TIBRX, CLASS R5 - TIBMX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Telecommunication Services	14.8%	Real Estate	1.2%

Utilities	12.8%	Food & Staples Retailing	0.3%

Diversified Financials	11.2%	Retailing	0.2%

Energy	10.9%	Technology Hardware & Equipment	0.1%

Banks	10.2%	Consumer Durables & Apparel	0.1%

Food, Beverage & Tobacco	8.4%	Insurance	0.1%

Consumer Services	5.0%	Pharmaceuticals, Biotechnology & Life Sciences	0.1%

Semiconductors & Semiconductor Equipment	4.4%

Transportation	4.1%	U.S. Government Agencies	0.5%

Materials	3.7%	U.S. Treasury Securities	0.3%

Capital Goods	2.5%	Taxable Municipal Bonds	0.1%

Media	1.9%	Other Securities	0.3%

Software & Services	1.7%	Other Assets & Cash Equivalents	5.1%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/07

United States	46.9%	Canada	3.2%	Germany	1.0%

Italy	7.9%	Hong Kong	2.1%	Turkey	0.9%

Spain	7.0%	France	2.1%	Malaysia	0.6%

U.K.	6.2%	Taiwan	1.6%	Russia	0.3%

China	4.1%	South Africa	1.6%	México	0.1%

Greece	3.4%	Australia	1.5%	Other Assets & Cash Equivalents	5.1%

Switzerland	3.3%	Brazil	1.1%

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
COMMON STOCK — 85.86%
BANKS — 8.79%
COMMERCIAL BANKS — 8.79%
Barclays plc	3,000,000	$36,551,756
BBVA	2,850,000	66,811,448
EFG Eurobank Ergasias	1,133,333	39,852,431
Intesa Sanpaolo	8,800,000	67,949,356
Liechtensteinische Landesbank AG	600,000	56,740,391
Lloyds TSB Group plc	1,500,000	16,649,310
US Bancorp	1,750,000	56,927,500

		341,482,192

CAPITAL GOODS — 2.29%
INDUSTRIAL CONGLOMERATES — 2.29%
General Electric Co.	2,150,000	89,010,000

		89,010,000

CONSUMER SERVICES — 4.88%
HOTELS, RESTAURANTS & LEISURE — 4.88%
Berjaya Sports Toto Berhad	17,000,000	24,944,974
FU JI Food & Catering Services	13,000,000	39,967,326
McDonald’s Corp.	579,800	31,581,706
OPAP SA	2,400,000	93,085,998

		189,580,004

DIVERSIFIED FINANCIALS — 9.31%
CAPITAL MARKETS — 3.70%
AllianceBernstein Holdings LP	350,000	30,824,500
GMP Capital Trust	1,756,100	38,506,551
Nuveen Investments, Inc.	72,000	4,459,680
UBS AG	1,300,000	69,899,077
DIVERSIFIED FINANCIAL SERVICES — 5.61%
Bank of America Corp.	1,400,000	70,378,000
Bolsas y Mercados Españoles	600,000	37,251,510
Hong Kong Exchanges & Clearing Ltd.	2,200,000	67,354,014
KKR Financial Holdings, LLC	2,556,500	43,077,025

		361,750,357

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
ENERGY — 9.77%
ENERGY EQUIPMENT & SERVICES — 1.90%
Diamond Offshore Drilling, Inc.	650,000	$73,638,500
OIL, GAS & CONSUMABLE FUELS — 7.87%
Canadian Oil Sands Trust	1,525,000	50,595,687
Centennial Coal Co. Ltd.	7,426,895	24,581,653
Chevron Corp.	1,100,000	102,938,000
Eni SpA	2,500,000	92,651,083
Tupras-Turkiye Petrol Rafine	1,325,000	35,128,417

		379,533,340

FOOD, BEVERAGE & TOBACCO — 8.12%
BEVERAGES — 1.92%
Coca Cola Co.	1,300,000	74,711,000
FOOD PRODUCTS — 3.25%
Kraft Foods, Inc. A	2,000,000	69,020,000
Reddy Ice Holdings, Inc.(1)	2,174,471	57,340,800
TOBACCO — 2.95%
Altria Group, Inc.	1,100,000	76,483,000
Universal Corp.	776,000	37,985,200

		315,540,000

MATERIALS — 3.56%
METALS & MINING — 3.56%
Impala Platinum Holdings Ltd.	1,750,000	60,964,104
Southern Copper Corp.	625,000	77,393,750

		138,357,854

MEDIA — 1.78%
MEDIA — 1.78%
Mediaset SpA	5,000,000	51,619,380
Sinclair Broadcast Group, Inc.	1,452,107	17,483,368

		69,102,748

REAL ESTATE — 0.95%
REAL ESTATE INVESTMENT TRUSTS — 0.95%
Equity Inns, Inc.	800,000	18,064,000
Quadra Realty Trust, Inc.(1)	1,981,800	18,886,554

		36,950,554

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
RETAILING — 0.15%
SPECIALTY RETAIL — 0.15%
Guitar Center, Inc.+	98,678	$5,851,605

		5,851,605

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.44%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.44%
Intel Corp.	4,300,000	111,198,000
Taiwan Semiconductor Mfg. Co. Ltd. ADR	6,029,995	61,023,549

		172,221,549

SOFTWARE & SERVICES — 1.69%
IT SERVICES — 1.69%
Paychex, Inc.	1,600,000	65,600,000

		65,600,000

TELECOMMUNICATION SERVICES — 14.21%
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.68%
Brasil Telecom	1,650,000	44,009,002
France Telecom SA	2,400,000	80,389,341
Inmarsat plc	9,000,000	83,737,589
Telefónica SA	6,000,000	167,948,358
WIRELESS TELECOMMUNICATION SERVICES — 4.53%
China Mobile Ltd.	5,000,000	81,812,744
Vodafone Group plc	26,000,000	93,890,854

		551,787,888

TRANSPORTATION — 3.93%
TRANSPORTATION INFRASTRUCTURE — 3.93%
Hopewell Highway	15,643,500	14,871,070
Macquarie Airports	19,000,000	73,339,480
Macquarie Infrastructure Co. LLC	691,000	26,665,690
Shenzhen Chiwan Wharf Holdings Ltd.	14,665,727	37,919,578

		152,795,818

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
UTILITIES — 11.99%
ELECTRIC UTILITIES — 5.44%
E. ON AG	212,900	$39,362,792
Enel SpA	8,500,000	96,237,346
Entergy Corp.	700,000	75,803,000
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.96%
Algonquin Power Income Fund Trust(1)	4,183,700	37,098,712
MULTI-UTILITIES — 5.59%
Consolidated Edison, Inc.	939,395	43,493,989
Dominion Resources, Inc.	800,000	67,440,000
Energy East Corp.	3,923,700	106,136,085

		465,571,924

TOTAL COMMON STOCK (Cost $2,705,559,847)		3,335,135,833

PREFERRED STOCK — 0.83%
BANKS — 0.42%
COMMERCIAL BANKS — 0.42%
Barclays plc	200,000	5,030,000
First Tennessee Bank	12,000	11,242,500

		16,272,500

DIVERSIFIED FINANCIALS — 0.41%
CAPITAL MARKETS — 0.08%
Morgan Stanley	120,000	3,060,000
DIVERSIFIED FINANCIAL SERVICES — 0.33%
Lehman Brothers Holdings, Inc.	140,000	3,365,600
Merrill Lynch & Co., Inc.	420,000	9,723,000

		16,148,600

TOTAL PREFERRED STOCK (Cost $33,981,250)		32,421,100

CORPORATE BONDS — 6.69%
BANKS — 0.75%
COMMERCIAL BANKS — 0.58%
Alfa Diversified, 7.694%, 3/15/2012	$7,000,000	7,148,890
First Tennessee Bank, 5.316%, 12/8/2008	10,000,000	10,002,900
National City Bank, 7.25%, 7/15/2010	5,000,000	5,248,380

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
THRIFTS & MORTGAGE FINANCE — 0.17%
Countrywide Home Loan, 5.126%, 11/24/2008	$5,000,000	$6,718,719

		29,118,889

CAPITAL GOODS — 0.20%
INDUSTRIAL CONGLOMERATES — 0.20%
General Electric Capital Australia, 5.25%, 8/15/2008	9,000,000	7,854,219

		7,854,219

COMMERCIAL SERVICES & SUPPLIES — 0.02%
COMMERCIAL SERVICES & SUPPLIES — 0.02%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	501,250
Waste Management, Inc., 7.375%, 8/1/2010	175,000	185,221

		686,471

CONSUMER DURABLES & APPAREL — 0.10%
HOUSEHOLD DURABLES — 0.10%
K. Hovnanian Enterprises, Inc., 6.25%, 1/15/2015	5,000,000	3,800,000

		3,800,000

CONSUMER SERVICES — 0.15%
HOTELS, RESTAURANTS & LEISURE — 0.15%
Seneca Nation of Indians Capital Improvements Authority, 6.75%, 12/1/2013	6,000,000	5,974,440

		5,974,440

DIVERSIFIED FINANCIALS — 1.35%
CAPITAL MARKETS — 0.46%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	7,761,992
Lehman Brothers Holdings, Inc., 6.00%, 7/19/2012	10,000,000	10,155,010
CONSUMER FINANCE — 0.67%
Capital One Bank, 6.70%, 5/15/2008	655,000	660,133
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,520,332
Capital One Financial Corp., 6.15%, 9/1/2016	14,500,000	14,144,808
SLM Corp. CPI Floating Rate Note, 3.89%, 3/2/2009	5,500,000	5,069,735
SLM Corp. Floating Rate, 5.66%, 1/27/2014	5,000,000	4,363,740
DIVERSIFIED FINANCIAL SERVICES — 0.22%
CIT Group, Inc., 5.00%, 2/13/2014	9,500,000	8,577,997

		52,253,747

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
ENERGY — 1.18%
ENERGY EQUIPMENT & SERVICES — 0.19%
Calfrac Holdings, 7.75%, 2/15/2015	$6,500,000	$6,256,250
Seitel, Inc., 9.75%, 2/15/2014	1,000,000	945,000
OIL, GAS & CONSUMABLE FUELS — 0.99%
Enterprise Products Operating LP, 7.034%, 1/15/2068	5,000,000	4,580,170
Gazprom, 7.25%, 2/22/2010 (RUB)	125,000,000	5,035,290
Griffin Coal Mining Ltd., 9.50%, 12/1/2016	22,000,000	21,890,000
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,207,450
Teppco Partners LP, 7.00%, 6/1/2067	2,000,000	1,815,152

		45,729,312

FOOD & STAPLES RETAILING — 0.30%
FOOD & STAPLES RETAILING — 0.30%
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	2,715,000
Rite Aid Corp., 9.375%, 12/15/2015	9,500,000	8,835,000

		11,550,000

FOOD, BEVERAGE & TOBACCO — 0.23%
BEVERAGES — 0.10%
Diageo Capital plc, 5.50%, 9/30/2016	4,000,000	3,908,528
FOOD PRODUCTS — 0.13%
Kraft Foods, Inc., 6.50%, 8/11/2017	5,000,000	5,164,755

		9,073,283

INSURANCE — 0.08%
INSURANCE — 0.08%
AAG Holding Co., Inc., 6.875%, 6/1/2008	335,000	336,565
Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	978,088
Pacific Life Global Funding CPI Floating Rate Note, 4.867%, 2/6/2016	2,000,000	1,834,780

		3,149,433

MATERIALS — 0.18%
CONSTRUCTION MATERIALS — 0.05%
C8 Capital Ltd., 6.64%, 12/31/2049	2,000,000	1,943,920
METALS & MINING — 0.13%
Bemax Resources, 9.375%, 7/15/2014	5,000,000	5,100,000

		7,043,920

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
MEDIA — 0.16%
MEDIA — 0.16%
AOL Time Warner, Inc., 6.875%, 5/1/2012	$425,000	$445,944
Comcast Corp., 6.30%, 11/15/2017	5,000,000	5,082,170
Independent News & Media plc, 5.75%, 5/17/2009 (EUR)	600,000	855,570

		6,383,684

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.07%
BIOTECHNOLOGY — 0.07%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 4.537%, 2/1/2014	3,000,000	2,692,350

		2,692,350

REAL ESTATE — 0.27%
REAL ESTATE — 0.27%
Agile Property Holdings Ltd, 9.00%, 9/22/2013	10,000,000	10,300,000

		10,300,000

TECHNOLOGY HARDWARE & EQUIPMENT — 0.14%
COMPUTERS & PERIPHERALS — 0.09%
Jabil Circuit, Inc., 5.875%, 7/15/2010	3,485,000	3,517,031
TECHNOLOGY HARDWARE & EQUIPMENT — 0.05%
Cisco Systems, Inc., 5.44%, 2/20/2009	2,000,000	1,996,228

		5,513,259

TELECOMMUNICATION SERVICES — 0.55%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.55%
Level 3 Financing, Inc, 9.25%, 11/1/2014	12,500,000	12,312,500
Level 3 Financing, Inc. Senior Notes, 12.25%, 3/15/2013	6,000,000	6,615,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,500,706

		21,428,206

TRANSPORTATION — 0.13%
AIR FREIGHT & LOGISTICS — 0.13%
FedEx Corp., 5.50%, 8/15/2009	5,000,000	5,055,915

		5,055,915

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
UTILITIES — 0.83%
ELECTRIC UTILITIES — 0.39%
Entergy New Orleans, Inc., 3.875%, 8/1/2008	$8,500,000	$8,340,923
Monongahela Power, 5.70%, 3/15/2017	7,000,000	6,889,988
GAS UTILITIES — 0.44%
Oneok Partners, LP Senior Notes, 5.90%, 4/1/2012	3,000,000	3,035,670
Southern Union Co., 7.20%, 11/1/2066	14,000,000	14,063,826

		32,330,407

TOTAL CORPORATE BONDS (Cost $259,423,465)		259,937,535

CONVERTIBLE BONDS — 0.35%
BANKS — 0.24%
THRIFTS & MORTGAGE FINANCE — 0.24%
Countrywide Financial Corp., 1.86%, 4/15/2037	10,000,000	9,126,000

		9,126,000

DIVERSIFIED FINANCIALS — 0.11%
DIVERSIFIED FINANCIAL SERVICES — 0.11%
KKR Financial Holdings, LLC, 7.00%, 7/15/2012	5,000,000	4,412,500

		4,412,500

TOTAL CONVERTIBLE BONDS (Cost $13,272,424)		13,538,500

TAXABLE MUNICIPAL BONDS — 0.14%
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,018,960
Victor New York, 9.05%, 5/1/2008	1,175,000	1,180,758
Victor New York, 9.20%, 5/1/2014	2,000,000	2,051,800

TOTAL TAXABLE MUNICIPAL BONDS (Cost $5,310,425)		5,251,518

U.S. GOVERNMENT AGENCIES — 0.52%
Federal National Mortgage Association CPI Floating Rate Note, 3.50%, 2/17/2009	2,000,000	1,962,480
Federal National Mortgage Association REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	17,773,376	18,131,932

TOTAL U.S. GOVERNMENT AGENCIES (Cost $19,702,179)		20,094,412

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007

	Shares/ Principal Amount	Value
U.S. TREASURY SECURITIES — 0.26%
U.S. Treasury Notes Inflation Indexed, 3.625%, 1/15/2008	$10,314,720	$10,301,408

TOTAL U.S. TREASURY SECURITIES (Cost $10,323,023)		10,301,408

OTHER SECURITIES — 0.26%
LOAN PARTICIPATIONS — 0.26%
Mylan Laboratories, Inc. Floating Rate Loan, 9.729%, 10/2/2017	10,000,000	10,000,000

TOTAL OTHER SECURITIES (Cost $10,000,000)		10,000,000

SHORT TERM INVESTMENTS — 5.80%
Citigroup Funding, Inc., 4.70%, 10/1/2007	50,000,000	50,000,000
Citigroup Funding, Inc., 4.80%, 10/2/2007	54,500,000	54,492,733
General Electric Capital Corp., 4.70%, 10/5/2007	50,000,000	49,973,889
Toyota Credit de Puerto Rico, 4.70%, 10/3/2007	33,000,000	32,991,383
Toyota Credit de Puerto Rico, 4.70%, 10/3/2007	38,000,000	37,990,078

TOTAL SHORT TERM INVESTMENTS (Cost $225,448,083)		225,448,083

TOTAL INVESTMENTS — 100.71% (Cost $3,283,020,696)		$3,912,128,389
LIABILITIES NET OF OTHER ASSETS — (0.71)%		(27,625,384)

NET ASSETS — 100.00%		$3,884,503,005

Footnote Legend

+	Non-income producing
(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2006	Gross Additions	Gross Reductions	Shares at Sept. 30, 2007	Market value Sept. 30, 2007	Dividend Income
Algonquin Power Income Trust	—	4,183,700	—	4,183,700	$37,098,712	$1,205,712
Reddy Ice Holdings, Inc.	1,200,000	974,471	—	2,174,471	57,340,800	2,873,004
Quadra Realty Trust, Inc.	—	1,981,800	—	1,981,800	18,886,554	35,308

					$113,326,066	$4,114,024

Total non-controlled “affiliated companies” — 2.92% of net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
EUR	Euro Dollar denominated
REMIC	Real Estate Mortgage Investment Conduit
RUB	Russian Ruble denominated

See notes to financial statements.

32    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund

To the Trustees and Class I Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

Certified Annual Report    33

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class I Shares
Actual	$1,000.00	$1,135.40	$5.03
Hypothetical*	$1,000.00	$1,020.36	$4.76

†	Expenses are equal to the annualized expense ratio for Class I shares (0.94%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

34    Certified Annual Report

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus S&P 500 Index and Blended Index

(November 3, 2003 to September 30, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2007

	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	27.80%	19.41%
Blended Index (Since: 11/3/03)	16.98%	13.30%
S&P 500 Index (Since: 11/3/03)	16.44%	11.83%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Certified Annual Report    35

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

38    Certified Annual Report

OTHER INFORMATION Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gain dividends of $32,604,821.

For the tax year ended September 30, 2007, the Thornburg Investment Income Builder Fund designates 72.19% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

29.63% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2007 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, including specific dividend growth data, (iii) measures of the Fund’s investment returns over different periods of time relative to a “world allocation” category of mutual funds having income and capital appreciation objectives, selected by an independent mutual fund analyst firm, and relative to a blended performance benchmark comprised of two broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return.

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OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2007 (Unaudited)

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s historical dividend payments to shareholders and the increases in the dividend each year, the Fund’s superior investment performance relative to the performance of a world allocation category of funds selected by an independent mutual fund analyst firm, the Fund’s outperformance of a blended benchmark (consisting of two broad-based indices reflecting the experience of fixed income securities and equity securities, respectively) in each year since the Fund’s inception, the Fund’s performance relative to the blended benchmark in periods of both positive and negative market conditions, tax efficiency and the positive effects of the Fund’s cumulative returns.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund was higher to a small extent than average and median expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, and that the management fee was somewhat higher than the average and median fee rates for the same group of funds, but that the differences were not significant in view of their degree and the investment performance of the Fund. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

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Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    41

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

42    This page is not part of the Annual Report.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Global Opportunities Fund

Annual Report – September 30, 2007

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Global Opportunities Fund

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, and other equity trusts. The Fund may invest in any equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Thornburg Global Opportunities Fund

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the Funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

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Letter to Shareholders

October 15, 2007

Dear Fellow Shareholder:

September 30, 2007 marks the end of the fiscal year for Thornburg Global Opportunities Fund. On September 30, 2006 the net asset value (NAV) of the Class A shares was $12.86, while on September 30, 2007 the NAV increased to $20.06. Total return of the Fund’s Class A shares for the fiscal year ended September 30, 2007, was 57.75% at NAV compared with 24.01% for the MSCI All Country World Index.

Thornburg Global Opportunities Fund (NASDAQ symbol THOAX for the Class A Shares) was launched on July 28th, 2006 with an NAV per share of $11.94. The Fund represents an extension of two core competencies of our equity team: a global investment perspective and active fund management.

The Thornburg Global Opportunities Fund features some of the same basic characteristics of other funds managed by Thornburg Investment Management that have served us well over the years. Specifically, the Fund employs a focused “promising companies at a discount to intrinsic value” philosophy. The analysts and portfolio managers of other Thornburg funds contribute opinions, data, and ideas to this portfolio. Unique to our mutual fund lineup, Thornburg Global Opportunities gives its shareholders a single fund with a focused portfolio of equity holdings from around the world, selected only with capital appreciation in mind.

We are pleased with the reception that Thornburg Global Opportunities Fund has seen in the marketplace. The Fund reached over $475 million of assets as of September 30, 2007. This compares very well with our experience launching previous funds.

What makes Thornburg Global Opportunities Fund different? Our market research revealed that over $240 billion is already invested in “global equity” mutual funds. The ten largest of these hold more than 80% of the sector assets, and these funds average more than 230 different stocks each in their portfolios. Since your Fund holds around 35 stocks, it is certainly different.

The performance drivers for the fiscal year were broad-based, with 51 stocks giving positive returns and seven showing negative returns. Four of our top performers were basic materials producers (Southern Copper Corp. and Freeport-McMoRan Copper & Gold, Inc. of the U.S., Canada’s Eastern Platinum Ltd., and China Shenhua Energy), extending the positive contribution from firms of this nature to our portfolio return. Two Chinese consumer businesses also contributed significantly to performance: mobile telephony giant China Mobile Ltd., and homebuilder Country Garden Holdings Co. Ltd. Hong Kong based Hong Kong Exchanges & Clearing Ltd. turned in strong business and stock price performances. Its trading volumes expanded significantly due to increased trading activity from local investors, mainland Chinese investors, and other investors worldwide. Other strong performers were a diverse set of firms: China’s Industrial & Commercial Bank of China, Korea’s Shinhan Financial Group, Co. Ltd., and the Philippines’ geothermal energy producer PNOC Energy Development Corp. The strong gains from the Asian stocks in your portfolio were caused by good operating performances by these firms, aided by multiple expansions resulting from continued robust economic growth in the region, a dose of currency appreciation, and expectations among investors for continuing currency appreciation. These factors were particularly apparent among the Chinese stocks in your portfolio.

The negative contributors during the fiscal year were also a diverse lot: U.S. digital communications infrastructure operator Level 3 Communications Inc.; Austrian semiconductor firm Austriamicrosystems AG; Swiss banking/financial services giant UBS AG; Italian television broadcaster Mediaset SpA; and U.S.

6    Certified Annual Report

cable and broadband communications firm Comcast Corp. The first two of these had unexpected problems handling incoming business, while the others were subject to investor anxiety regarding industry developments or company specific issues. In general, the magnitudes of price declines among negative contributors during the period were significantly less than the magnitude of the price increases from the positive performers. As the fiscal year drew to a close, we attempted to increase the tax efficiency of your Fund by realizing losses on specific tax lots of stocks held in your portfolio.

Your portfolio’s most significant sector weighting is Telecommunication Services. Four of these firms were among the portfolio’s 15 best performers during the last six months of the period. The businesses of China Mobile Ltd., France Telecom SA, Crown Castle International, and Level 3 Communications are quite different. Each of these occupies a unique position in a dynamic industry. You will also notice significant sector weightings in Energy, Materials, and Diversified Financials.

You can find additional descriptive information about most of the holdings in your portfolio by going to our web site, www.thornburg.com/funds, Global Opportunities Fund. We believe your portfolio is an interesting collection of stocks.

Thank you for your interest in Thornburg Global Opportunities Fund.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES
Thornburg Global Opportunities Fund	September 30, 2007

ASSETS
Investments at value (cost $437,636,984) (Note 2)	$495,289,860
Cash	870,444
Receivable for investments sold	18,398,175
Receivable for fund shares sold	11,920,861
Unrealized gain on forward exchange contracts (Note 7)	167,206
Dividends receivable	125,705
Prepaid expenses and other assets	34,977

Total Assets	526,807,228

LIABILITIES
Payable for securities purchased	47,319,225
Payable for fund shares redeemed	317,208
Unrealized loss on forward exchange contracts (Note 7)	369,857
Payable to investment advisor and other affiliates (Note 3)	451,602
Accounts payable and accrued expenses	115,279

Total Liabilities	48,573,171

NET ASSETS	$478,234,057

NET ASSETS CONSIST OF:
Undistributed net investment income	$652,672
Net unrealized appreciation on investments	57,454,352
Accumulated net realized gain (loss)	16,459,671
Net capital paid in on shares of beneficial interest	403,667,362

$478,234,057

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($262,475,383 applicable to 13,081,394 shares of beneficial interest outstanding - Note 4)	$20.06

Maximum sales charge, 4.50% of offering price	0.95

Maximum offering price per share	$21.01

Class C Shares:
Net asset value and offering price per share * ($107,297,802 applicable to 5,400,287 shares of beneficial interest outstanding - Note 4)	$19.87

Class I Shares:
Net asset value, offering and redemption price per share ($108,460,872 applicable to 5,379,323 shares of beneficial interest outstanding - Note 4)	$20.16

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See	notes to financial statements.

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STATEMENT OF OPERATIONS
Thornburg Global Opportunities Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $211,629)	$2,847,520
Interest income	631,688

Total Income	3,479,208

EXPENSES:
Investment advisory fees (Note 3)	1,573,698
Administration fees (Note 3)
Class A Shares	113,383
Class C Shares	48,871
Class I Shares	25,024
Distribution and service fees (Note 3)
Class A Shares	226,769
Class C Shares	390,966
Transfer agent fees
Class A Shares	79,485
Class C Shares	50,144
Class I Shares	26,978
Registration and filing fees
Class A Shares	48,133
Class C Shares	18,873
Class I Shares	25,338
Custodian fees (Note 3)	133,566
Professional fees	78,168
Accounting fees	3,081
Trustee fees	2,496
Other expenses	71,310

Total expenses	2,916,283
Less:
Expenses reimbursed by investment advisor (Note 3)	(66,556)
Management fees waived by investment advisor (Note 3)	(90,476)
Fees paid indirectly (Note 3)	(8,906)

Net Expenses	2,750,345

Net Investment Income	$728,863

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STATEMENT OF OPERATIONS, CONTINUED
Thornburg Global Opportunities Fund	Year Ended September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$17,091,597
Foreign currency transactions	(274,678)

16,816,919

Net change in unrealized appreciation (depreciation) on:
Investments	56,756,702
Foreign currency translations	(198,479)

56,558,223

Net Realized and Unrealized Gain	73,375,142

Net Increase in Net Assets Resulting From Operations	$74,104,005

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Year Ended September 30, 2007	For the period from commencement of operations on July 28, 2006 to September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$728,863	$10,879
Net realized gain on investments and foreign currency transactions	16,816,919	108,032
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	56,558,223	896,129

Net Increase (Decrease) in Net Assets Resulting from Operations	74,104,005	1,015,040

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,647)	—
Class I Shares	(17,567)	—
From realized gains
Class A Shares	(223,855)	—
Class C Shares	(86,617)	—
Class I Shares	(226,047)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	217,027,928	8,191,425
Class C Shares	87,907,758	3,351,987
Class I Shares	74,800,459	12,392,188

Net Increase in Net Assets	453,283,417	24,950,640

NET ASSETS:
Beginning of period	24,950,640	—

End of period	$478,234,057	$24,950,640

Undistributed net investment income	$652,672	$12,732

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg Global Opportunities Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on July 28, 2006. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

12    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	September 30, 2007

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2007, the Advisor voluntarily waived investment Advisory fees of $90,476. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $66,556 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $183,687 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $17,360 from redemptions of Class C shares of the Fund.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	September 30, 2007

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $8,906. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year ended		Year ended*
	September 30, 2007		September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	13,660,081	$238,770,592	659,222	$8,193,500
Shares issued to shareholders in reinvestment of dividends	14,864	208,773	—	—
Shares repurchased	(1,252,603)	(21,960,678)	(170)	(2,075)
Redemption fees received**	—	9,241	—	—

Net Increase (Decrease)	12,422,342	$217,027,928	659,052	$8,191,425

Class C Shares
Shares sold	5,344,378	$91,693,393	278,996	$3,429,727
Shares issued to shareholders in reinvestment of dividends	4,462	62,462	—	—
Shares repurchased	(221,453)	(3,852,049)	(6,096)	(77,740)
Redemption fees received**	—	3,952	—	—

Net Increase (Decrease)	5,127,387	$87,907,758	272,900	$3,351,987

Class I Shares
Shares sold	4,793,763	$81,916,342	1,007,805	$12,393,212
Shares issued to shareholders in reinvestment of dividends	16,374	230,652	—	—
Shares repurchased	(438,535)	(7,351,459)	(84)	(1,024)
Redemption fees received**	—	4,924	—	—

Net Increase (Decrease)	4,371,602	$74,800,459	1,007,721	$12,392,188

*	The Fund commenced operations on July 28, 2006.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	September 30, 2007

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $479,034,333 and $155,674,528, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$439,066,289

Gross unrealized appreciation on a tax basis	$61,513,434
Gross unrealized depreciation on a tax basis	(5,289,863)

Net unrealized appreciation (depreciation) on investments (tax basis)	$56,223,571

Distributable earnings – ordinary income	$16,998,061
Distributable capital gains	$1,759,437

In order to account for permanent book/tax differences, the Fund increased undistributed net realized investment gains by $68,709, and decreased undistributed net investment income by $68,709. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains/losses.

At September 30, 2007, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2006 of $67,816. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

The tax character of distributions paid by the Fund for the year ended September 30, 2007 was $556,733 from the distribution of ordinary income.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	September 30, 2007

CONTRACTS TO SELL:
Contracts		Contract Value Date	Unrealized Gain (Loss)
165,800,000	Philippine Peso for 3,554,126 USD	December 18, 2007	$(115,693)
278,905,000	Philippine Peso for 5,974,829 USD	December 18, 2007	(198,458)
244,100,000	Philippine Peso for 5,347,207 USD	December 18, 2007	(55,706)

Unrealized gain (loss) from forward
Sell contracts:			$(369,857)

CONTRACTS TO BUY:
Contracts		Contract Value Date	Unrealized Gain (Loss)
190,000,000	Philippine Peso for 4,038,257 USD	December 18, 2007	$167,206

Net unrealized gain (loss) from forward
Buy contracts:			$167,206

Net unrealized gain (loss) from forward
Exchange contracts:			$(202,651)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

16    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Global Opportunities Fund

	Year Ended September 30, 2007		Period Ended September 30, 2006(c)
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.86		$11.94

Income from investment operations:
Net investment income	0.07		0.01
Net realized and unrealized gain (loss) on investments	7.29		0.91

Total from investment operations	7.36		0.92

Less dividends from:
Net investment income	(0.00	)(d)	—
Net realized gains	(0.16)		—

Total dividends	(0.16)		—

Change in net asset value	7.20		0.92

NET ASSET VALUE, end of period	$20.06		$12.86

RATIOS/SUPPLEMENTAL DATA

Total return(a)	57.75%		7.71%
Ratios to average net assets:
Net investment income	0.41%		0.34	%(b)
Expenses, after expense reductions	1.51%		1.70	%(b)
Expenses, after expense reductions and net of custody credits	1.50%		1.63	%(b)
Expenses, before expense reductions	1.55%		6.12	%(b)†

Portfolio turnover rate	91.02%		6.08%

Net assets at end of period (000)	$262,475		$8,477

(a)	Sales load is not computed in total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on July 28, 2006.
(d)	Dividends from net investment income per share was less than $(0.01).
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to the financial statements.

Certified Annual Report    17

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Global Opportunities Fund

	Year Ended September 30, 2007	Period Ended September 30, 2006(c)
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.84	$11.94

Income from investment operations:
Net investment income	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	7.25	0.91

Total from investment operations	7.19	0.90

Less dividends from:
Net realized gains	(0.16)	—

Change in net asset value	7.03	0.90

NET ASSET VALUE, end of period	$19.87	$12.84

RATIOS/SUPPLEMENTAL DATA

Total return(a)	56.48%	7.54%
Ratios to average net assets:
Net investment income (loss)	(0.34)%	(0.40	)%(b)
Expenses, after expense reductions	2.28%	2.41	%(b)
Expenses, after expense reductions and net of custody credits	2.28%	2.35	%(b)
Expenses, before expense reductions	2.33%	9.01	%(b)†

Portfolio turnover rate	91.02%	6.08%

Net assets at end of period (000)	$107,298	$3,505

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on July 28, 2006.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to the financial statements.

18    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Global Opportunities Fund

	Year Ended September 30, 2007	Period Ended September 30, 2006(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.87	$11.94

Income from investment operations:
Net investment income	0.17	0.02
Net realized and unrealized gain (loss) on investments	7.29	0.91

Total from investment operations	7.46	0.93

Less dividends from:
Net investment income	(0.01)	—
Net realized gains	(0.16)	—

Total dividends	(0.17)	—

Change in net asset value	7.29	0.93

NET ASSET VALUE, end of period	$20.16	$12.87

RATIOS/SUPPLEMENTAL DATA

Total return(a)	58.51%	7.79%
Ratios to average net assets:
Net investment income	0.97%	0.90	%(b)
Expenses, after expense reductions	1.00%	1.04	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.99	%(b)
Expenses, before expense reductions	1.20%	2.98	%(b)

Portfolio turnover rate	91.02%	6.08%

Net assets at end of period (000)	$108,461	$12,968

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on July 28, 2006.
+	Based on weighted average shares outstanding.

See notes to the financial statements.

Certified Annual Report    19

SCHEDULE OF INVESTMENTS
Thornburg Global Opportunities Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-343, CLASS C - 885-215-335, CLASS I - 885-215-327

NASDAQ SYMBOLS: CLASS A - THOAX, CLASS C - THOCX, CLASS I - THOIX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Telecommunication Services	20.4%
Energy	11.9%
Materials	9.1%
Diversified Financials	8.4%
Health Care Equipment & Services	7.3%
Pharmaceuticals, Biotechnology & Life Sciences	3.8%
Banks	3.6%
Capital Goods	3.4%
Consumer Services	3.4%
Insurance	3.1%
Utilities	2.9%
Real Estate	2.9%
Technology Hardware & Equipment	2.8%
Transportation	2.3%
Media	1.5%
Semiconductors & Semiconductor Equipment	0.8%
Other Assets and Cash Equivalents	12.4%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/07 (percent of equity holdings)

United States of America	39.0%
China	12.2%
Greece	5.9%
Switzerland	5.6%
Canada	5.6%
México	5.1%
France	4.1%
South Korea	4.1%
Ireland	3.9%
Philippines	3.3%
Hong Kong	3.1%
Italy	2.6%
Brazil	2.3%
Israel	1.4%
Panama	0.9%
Austria	0.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 87.64%
BANKS — 3.55%
COMMERCIAL BANKS — 3.55%
Shinhan Financial Group Co., Ltd.	260,000	$16,988,636

		16,988,636

CAPITAL GOODS — 3.44%
TRADING COMPANIES & DISTRIBUTORS — 3.44%
Babcock & Brown Air Ltd. ADR+	721,600	16,452,480

		16,452,480

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Global Opportunities Fund	September 30, 2007

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 3.41%
HOTELS, RESTAURANTS & LEISURE — 3.41%
OPAP SA	420,800	$16,321,078

		16,321,078

DIVERSIFIED FINANCIALS — 8.35%
CAPITAL MARKETS — 2.70%
Charles Schwab Corp.	387,000	8,359,200
UBS AG	85,125	4,577,045
DIVERSIFIED FINANCIAL SERVICES — 5.65%
Hong Kong Exchanges & Clearing Ltd.	197,600	6,049,615
KKR Financial Holdings LLC	1,244,329	20,966,944

		39,952,804

ENERGY — 11.92%
OIL, GAS & CONSUMABLE FUELS — 11.92%
Apache Corp.	161,550	14,549,193
Capital Product Partners LP	334,157	8,250,336
Chevron Corp.	157,750	14,762,245
China Petroleum & Chemical Corp.	11,000,000	13,683,053
Eni SpA	155,100	5,748,073

		56,992,900

HEALTH CARE EQUIPMENT & SERVICES — 7.34%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.99%
Cremer SA+	815,800	9,502,089
HEALTH CARE PROVIDERS & SERVICES — 0.99%
WellPoint, Inc.+	60,000	4,735,200
HEALTH CARE TECHNOLOGY — 4.36%
Eclipsys Corp.+	894,700	20,864,404

		35,101,693

INSURANCE — 3.11%
INSURANCE — 3.11%
American International Group, Inc.	121,600	8,226,240
Swiss Re	74,325	6,620,144

		14,846,384

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Global Opportunities Fund	September 30, 2007

	Shares/ Principal Amount	Value
MATERIALS — 9.13%
METALS & MINING — 9.13%
Eastern Platinum Ltd.+	10,314,000	$23,435,017
Freeport-McMoRan Copper & Gold, Inc.	193,000	20,243,770

		43,678,787

MEDIA — 1.53%
MEDIA — 1.53%
Comcast Corp.+	87,800	2,103,688
Mediaset SpA	504,300	5,206,331

		7,310,019

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 3.78%
LIFE SCIENCES TOOLS & SERVICES — 2.59%
Bachem Holding AG	146,500	12,363,002
PHARMACEUTICALS — 1.19%
Teva Pharmaceutical Industries Ltd. ADR	128,200	5,701,054

		18,064,056

REAL ESTATE — 2.88%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.88%
Country Garden Holdings Co. Ltd.+	8,100,000	13,774,642

		13,774,642

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.79%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.79%
Austriamicrosystems AG+	71,565	3,761,888

		3,761,888

TECHNOLOGY HARDWARE & EQUIPMENT — 2.81%
COMPUTERS & PERIPHERALS — 2.81%
Dell Inc.+	486,000	13,413,600

		13,413,600

TELECOMMUNICATION SERVICES — 20.41%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.26%
France Telecom SA	514,200	17,223,416
Level 3 Communications, Inc.+	3,760,700	17,487,255

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Global Opportunities Fund	September 30, 2007

	Shares/
	Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 13.15%
América Móvil SA de CV	335,000	$21,440,000
China Mobile Ltd.	1,457,000	23,840,234
Crown Castle International Corp.+	434,000	17,633,420

		97,624,325

TRANSPORTATION — 2.28%
AIRLINES — 0.82%
Copa Holdings SA	97,900	3,920,895
TRANSPORTATION INFRASTRUCTURE — 1.46%
Shenzhen Chiwan Wharf Holdings Ltd.	2,706,848	6,998,803

		10,919,698

UTILITIES — 2.91%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.91%
PNOC Energy Development Corp.	97,814,100	13,895,899

		13,895,899

TOTAL COMMON STOCK (Cost $361,446,013)		419,098,889

SHORT TERM INVESTMENTS — 15.93%
Abbey National, 4.775%, 10/1/2007	$6,800,000	6,800,000
General Electric Capital Corp., 4.68%, 10/2/2007	55,000,000	54,992,850
Toyota Credit de Puerto Rico, 4.70%, 10/2/2007	14,400,000	14,398,121

TOTAL SHORT TERM INVESTMENTS (Cost $76,190,971)		76,190,971

TOTAL INVESTMENTS — 103.57% (Cost $437,636,984)		$495,289,860
LIABILITIES NET OF OTHER ASSETS — (3.57)%		(17,055,803)

NET ASSETS — 100.00%		$478,234,057

Footnote Legend

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Annual Report    23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Global Opportunities Fund

To the Trustees and Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 28, 2006 (commencement of operations) through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

24    Certified Annual Report

EXPENSE EXAMPLE
Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account value 3/31/07	Ending Account value 9/30/07	Expenses paid During period† 3/31/07–9/30/07
Class A Shares
Actual	$1,000.00	$1,252.20	$8.47
Hypothetical*	$1,000.00	$1,017.55	$7.58
Class C Shares
Actual	$1,000.00	$1,247.30	$12.79
Hypothetical*	$1,000.00	$1,013.68	$11.46
Class I Shares
Actual	$1,000.00	$1,255.30	$5.60
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.50%; C: 2.27%; I: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    25

INDEX COMPARISON
Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 IN VESTMENT

Thornburg Global opportunities Fund versus MSCI AC World Index

(July 28, 2006 to September 30, 2007)*

*	Hypothetical chart is based on daily performance of the fund and index.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2007 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 07/28/06)	50.60%	50.98%

C Shares (Incep: 07/28/06)	55.48%	55.71%

MSCI All Country
World Index (Since: 07/28/06)	24.01%	23.89%

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg. com. The performance data does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. Class A shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

26    Certified Annual Report

TRUSTEES AND OFFICERS
Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    27

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

28    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    29

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2007, the Thornburg Global Opportunities Fund designates 15.06% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

4.83% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2007 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met on September 11, 2007 to consider renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance since its inception in 2006 relative to a “world stock” category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, and (iv) a comparative measure of estimated portfolio earnings per share growth.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses,

30    Certified Annual Report

likely will vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s superior investment performance in most periods relative to the performance of the category of equity mutual funds selected by the independent mutual fund analyst firm, and the Fund’s having outperformed a broad-based securities index in each measuring period since the Fund’s inception.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged to the Fund was somewhat higher than the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, but that the overall expense ratio was comparable to the average expense ratio and higher to a small degree than the median expense ratio for the same fund group. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    31

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

32    Certified Annual Report

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.    33

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Global Opportunities Fund

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, and other equity trusts. The Fund may invest in any equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Thornburg Global Opportunities Fund

I Shares – September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	3

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4	Certified Annual Report

Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the Funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Annual Report	5

Letter to Shareholders

October 15, 2007

Dear Fellow Shareholder:

September 30, 2007 marks the end of the fiscal year for Thornburg Global Opportunities Fund. On September 30, 2006 the net asset value (NAV) per Class I share was $12.87, while on September 30, 2007 the NAV increased to $20.16. Total return of the Fund’s Class I shares for the fiscal year ended September 30, 2007, was 58.51% at NAV compared with 24.01% for the MSCI All Country World Index.

Thornburg Global Opportunities Fund (NASDAQ symbol THOIX for the Class I Shares) was launched on July 28th, 2006 with an NAV per share of $11.94. The Fund represents an extension of two core competencies of our equity team: a global investment perspective and active fund management.

The Thornburg Global Opportunities Fund features some of the same basic characteristics of other funds managed by Thornburg Investment Management that have served us well over the years. Specifically, the Fund employs a focused “promising companies at a discount to intrinsic value” philosophy. The analysts and portfolio managers of other Thornburg funds contribute opinions, data, and ideas to this portfolio. Unique to our mutual fund lineup, Thornburg Global Opportunities gives its shareholders a single fund with a focused portfolio of equity holdings from around the world, selected only with capital appreciation in mind.

We are pleased with the reception that Thornburg Global Opportunities Fund has seen in the marketplace. The Fund reached over $475 million of assets as of September 30, 2007. This compares very well with our experience launching previous funds.

What makes Thornburg Global Opportunities Fund different? Our market research revealed that over $240 billion is already invested in “global equity” mutual funds. The ten largest of these hold more than 80% of the sector assets, and these funds average more than 230 different stocks each in their portfolios. Since your Fund holds around 35 stocks, it is certainly different.

The performance drivers for the fiscal year were broad-based, with 51 stocks giving positive returns and seven showing negative returns. Four of our top performers were basic materials producers (Southern Copper Corp. and Freeport-McMoRan Copper & Gold, Inc. of the U.S., Canada’s Eastern Platinum Ltd., and China Shenhua Energy), extending the positive contribution from firms of this nature to our portfolio return. Two Chinese consumer businesses also contributed significantly to performance: mobile telephony giant China Mobile Ltd., and homebuilder Country Garden Holdings Co. Ltd. Hong Kong based Hong Kong Exchanges & Clearing Ltd. turned in strong business and stock price performances. Its trading volumes expanded significantly due to increased trading activity from local investors, mainland Chinese investors, and other investors worldwide. Other strong performers were a diverse set of firms: China’s Industrial & Commercial Bank of China, Korea’s Shinhan Financial Group, Co. Ltd., and the Philippines’ geothermal energy producer PNOC Energy Development Corp. The strong gains from the Asian stocks in your portfolio were caused by good operating performances by these firms, aided by multiple expansions resulting from continued robust economic growth in the region, a dose of currency appreciation, and expectations among investors for continuing currency appreciation. These factors were particularly apparent among the Chinese stocks in your portfolio.

The negative contributors during the fiscal year were also a diverse lot: U.S. digital communications infrastructure operator Level 3 Communications Inc.; Austrian semiconductor firm Austriamicrosystems AG; Swiss banking/financial services giant UBS AG; Italian television broadcaster Mediaset SpA; and U.S.

6	Certified Annual Report

cable and broadband communications firm Comcast Corp. The first two of these had unexpected problems handling incoming business, while the others were subject to investor anxiety regarding industry developments or company specific issues. In general, the magnitudes of price declines among negative contributors during the period were significantly less than the magnitude of the price increases from the positive performers. As the fiscal year drew to a close, we attempted to increase the tax efficiency of your Fund by realizing losses on specific tax lots of stocks held in your portfolio.

Your portfolio’s most significant sector weighting is Telecommunication Services. Four of these firms were among the portfolio’s 15 best performers during the last six months of the period. The businesses of China Mobile Ltd., France Telecom SA, Crown Castle International, and Level 3 Communications are quite different. Each of these occupies a unique position in a dynamic industry. You will also notice significant sector weightings in Energy, Materials, and Diversified Financials.

You can find additional descriptive information about most of the holdings in your portfolio by going to our web site, www.thornburg.com/funds, Global Opportunities Fund. We believe your portfolio is an interesting collection of stocks.

Thank you for your interest in Thornburg Global Opportunities Fund.

Sincerely,

Brian McMahon Co-Portfolio Manager President & Chief Investment Officer	W. Vinson Walden, CFA Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2007

ASSETS
Investments at value (cost $437,636,984) (Note 2)	$495,289,860
Cash	870,444
Receivable for investments sold	18,398,175
Receivable for fund shares sold	11,920,861
Unrealized gain on forward exchange contracts (Note 7)	167,206
Dividends receivable	125,705
Prepaid expenses and other assets	34,977

Total Assets	526,807,228

LIABILITIES
Payable for securities purchased	47,319,225
Payable for fund shares redeemed	317,208
Unrealized loss on forward exchange contracts (Note 7)	369,857
Payable to investment advisor and other affiliates (Note 3)	451,602
Accounts payable and accrued expenses	115,279

Total Liabilities	48,573,171

NET ASSETS	$478,234,057

NET ASSETS CONSIST OF:
Undistributed net investment income	$652,672
Net unrealized appreciation on investments	57,454,352
Accumulated net realized gain (loss)	16,459,671
Net capital paid in on shares of beneficial interest	403,667,362

$478,234,057

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($262,475,383 applicable to 13,081,394 shares of beneficial interest outstanding - Note 4)	$20.06
Maximum sales charge, 4.50% of offering price	0.95

Maximum offering price per share	$21.01

Class C Shares:
Net asset value and offering price per share * ($107,297,802 applicable to 5,400,287 shares of beneficial interest outstanding - Note 4)	$19.87

Class I Shares:
Net asset value, offering and redemption price per share ($108,460,872 applicable to 5,379,323 shares of beneficial interest outstanding - Note 4)	$20.16

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Year Ended September 30, 2007

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $211,629)	$2,847,520
Interest income	631,688

Total Income	3,479,208

EXPENSES:
Investment advisory fees (Note 3)	1,573,698
Administration fees (Note 3)
Class A Shares	113,383
Class C Shares	48,871
Class I Shares	25,024
Distribution and service fees (Note 3)
Class A Shares	226,769
Class C Shares	390,966
Transfer agent fees
Class A Shares	79,485
Class C Shares	50,144
Class I Shares	26,978
Registration and filing fees
Class A Shares	48,133
Class C Shares	18,873
Class I Shares	25,338
Custodian fees (Note 3)	133,566
Professional fees	78,168
Accounting fees	3,081
Trustee fees	2,496
Other expenses	71,310

Total Expenses	2,916,283
Less:
Expenses reimbursed by investment advisor (Note 3)	(66,556)
Management fees waived by investment advisor (Note 3)	(90,476)
Fees paid indirectly (Note 3)	(8,906)

Net Expenses	2,750,345

Net Investment Income	$728,863

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Year Ended September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$17,091,597
Foreign currency transactions	(274,678)

16,816,919

Net change in unrealized appreciation (depreciation) on:
Investments	56,756,702
Foreign currency translations	(198,479)

56,558,223

Net Realized and Unrealized Gain	73,375,142

Net Increase in Net Assets Resulting From Operations	$74,104,005

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Year ended September 30, 2007	For the period from commencement of operations on July 28, 2006 to September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$728,863	$10,879
Net realized gain on investments and foreign currency transactions	16,816,919	108,032
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	56,558,223	896,129

Net Increase (Decrease) in Net Assets
Resulting from Operations	74,104,005	1,015,040
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,647)	—
Class I Shares	(17,567)	—
From realized gains
Class A Shares	(223,855)	—
Class C Shares	(86,617)	—
Class I Shares	(226,047)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	217,027,928	8,191,425
Class C Shares	87,907,758	3,351,987
Class I Shares	74,800,459	12,392,188

Net Increase in Net Assets	453,283,417	24,950,640
NET ASSETS:
Beginning of period	24,950,640	—

End of period	$478,234,057	$24,950,640

Undistributed net investment income	$652,672	$12,732

See notes to financial statements.

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on July 28, 2006. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2007

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2007, the Advisor voluntarily waived investment Advisory fees of $90,476. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $66,556 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $183,687 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $17,360 from redemptions of Class C shares of the Fund.

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2007

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2007, fees paid indirectly were $8,906. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2007		Year Ended* September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	13,660,081	$238,770,592	659,222	$8,193,500
Shares issued to shareholders in reinvestment of dividends	14,864	208,773	—	—
Shares repurchased	(1,252,603)	(21,960,678)	(170)	(2,075)
Redemption fees received**	—	9,241	—	—

Net Increase (Decrease)	12,422,342	$217,027,928	659,052	$8,191,425

Class C Shares
Shares sold	5,344,378	$91,693,393	278,996	$3,429,727
Shares issued to shareholders in reinvestment of dividends	4,462	62,462	—	—
Shares repurchased	(221,453)	(3,852,049)	(6,096)	(77,740)
Redemption fees received**	—	3,952	—	—

Net Increase (Decrease)	5,127,387	$87,907,758	272,900	$3,351,987

Class I Shares
Shares sold	4,793,763	$81,916,342	1,007,805	$12,393,212
Shares issued to shareholders in reinvestment of dividends	16,374	230,652	—	—
Shares repurchased	(438,535)	(7,351,459)	(84)	(1,024)
Redemption fees received**	—	4,924	—	—

Net Increase (Decrease)	4,371,602	$74,800,459	1,007,721	$12,392,188

*	The Fund commenced operations on July 28, 2006.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

14	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2007

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $479,034,333 and $155,674,528, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$439,066,289

Gross unrealized appreciation on a tax basis	$61,513,434
Gross unrealized depreciation on a tax basis	(5,289,863)

Net unrealized appreciation (depreciation) on investments (tax basis)	$56,223,571

Distributable earnings – ordinary income	$16,998,061
Distributable capital gains	$1,759,437

In order to account for permanent book/tax differences, the Fund increased undistributed net realized investment gains by $68,709, and decreased undistributed net investment income by $68,709. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains/losses.

At September 30, 2007, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2006 of $67,816. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

The tax character of distributions paid by the Fund for the year ended September 30, 2007 was $556,733 from the distribution of ordinary income.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

Certified Annual Report	15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2007

CONTRACTS TO SELL:

Contracts		Contract Value Date	Unrealized Gain (Loss)
165,800,000	Philippine Peso for 3,554,126 USD	December 18, 2007	$(115,693)
278,905,000	Philippine Peso for 5,974,829 USD	December 18, 2007	(198,458)
244,100,000	Philippine Peso for 5,347,207 USD	December 18, 2007	(55,706)

Unrealized gain (loss) from forward Sell contracts:			$(369,857)

CONTRACTS TO BUY:

Contracts		Contract Value Date	Unrealized Gain (Loss)
190,000,000	Philippine Peso for 4,038,257 USD	December 18, 2007	$167,206

Net unrealized gain (loss) from forward Buy contracts:			$167,206

Net unrealized gain (loss) from forward Exchange contracts:			$(202,651)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

16	Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

	Year Ended September 30, 2007	Period Ended September 30, 2006(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$12.87	$11.94

Income from investment operations:
Net investment income	0.17	0.02
Net realized and unrealized gain (loss) on investments	7.29	0.91

Total from investment operations	7.46	0.93
Less dividends from:
Net investment income	(0.01)	—
Net realized gains	(0.16)	—

Total dividends	(0.17)	—

Change in net asset value	7.29	0.93
NET ASSET VALUE, end of period	$20.16	$12.87

RATIOS/SUPPLEMENTAL DATA
Total return(a)	58.51%	7.79%
Ratios to average net assets:
Net investment income	0.97%	0.90	%(b)
Expenses, after expense reductions	1.00%	1.04	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.99	%(b)
Expenses, before expense reductions	1.20%	2.98	%(b)
Portfolio turnover rate	91.02%	6.08%
Net assets at end of period (000)	$108,461	$12,968

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on July 28, 2006.

+	Based on weighted average shares outstanding.

See notes to the financial statements.

Certified Annual Report	17

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-343, CLASS C - 885-215-335, CLASS I - 885-215-327

NASDAQ SYMBOLS: CLASS A - THOAX, CLASS C - THOCX, CLASS I - THOIX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Telecommunication Services	20.4%
Energy	11.9%
Materials	9.1%
Diversified Financials	8.4%
Health Care Equipment & Services	7.3%
Pharmaceuticals, Biotechnology & Life Sciences	3.8%
Banks	3.6%
Capital Goods	3.4%
Consumer Services	3.4%
Insurance	3.1%
Utilities	2.9%
Real Estate	2.9%
Technology Hardware & Equipment	2.8%
Transportation	2.3%
Media	1.5%
Semiconductors & Semiconductor Equipment	0.8%
Other Assets and Cash Equivalents	12.4%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/07 (percent of equity holdings)

United States of America	39.0%
China	12.2%
Greece	5.9%
Switzerland	5.6%
Canada	5.6%
México	5.1%
France	4.1%
South Korea	4.1%
Ireland	3.9%
Philippines	3.3%
Hong Kong	3.1%
Italy	2.6%
Brazil	2.3%
Israel	1.4%
Panama	0.9%
Austria	0.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 87.64%
BANKS — 3.55%
COMMERCIAL BANKS — 3.55%
Shinhan Financial Group Co., Ltd.	260,000	$16,988,636

		16,988,636

CAPITAL GOODS — 3.44%
TRADING COMPANIES & DISTRIBUTORS — 3.44%
Babcock & Brown Air Ltd. ADR+	721,600	16,452,480

		16,452,480

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2007

	shares/ Principal Amount	Value
CONSUMER SERVICES — 3.41%
HOTELS, RESTAURANTS & LEISURE — 3.41%
OPAP SA	420,800	$16,321,078

		16,321,078

DIVERSIFIED FINANCIALS — 8.35%
CAPITAL MARKETS — 2.70%
Charles Schwab Corp.	387,000	8,359,200
UBS AG	85,125	4,577,045
DIVERSIFIED FINANCIAL SERVICES — 5.65%
Hong Kong Exchanges & Clearing Ltd.	197,600	6,049,615
KKR Financial Holdings LLC	1,244,329	20,966,944

		39,952,804

ENERGY — 11.92%
OIL, GAS & CONSUMABLE FUELS — 11.92%
Apache Corp.	161,550	14,549,193
Capital Product Partners LP	334,157	8,250,336
Chevron Corp.	157,750	14,762,245
China Petroleum & Chemical Corp.	11,000,000	13,683,053
Eni SpA	155,100	5,748,073

		56,992,900

HEALTH CARE EQUIPMENT & SERVICES — 7.34%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.99%
Cremer SA+	815,800	9,502,089
HEALTH CARE PROVIDERS & SERVICES — 0.99%
WellPoint, Inc.+	60,000	4,735,200
HEALTH CARE TECHNOLOGY — 4.36%
Eclipsys Corp.+	894,700	20,864,404

		35,101,693

INSURANCE — 3.11%
INSURANCE — 3.11%
American International Group, Inc.	121,600	8,226,240
Swiss Re	74,325	6,620,144

		14,846,384

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2007

	Shares/ Principal Amount	Value
MATERIALS — 9.13%
METALS & MINING — 9.13%
Eastern Platinum Ltd.+	10,314,000	$23,435,017
Freeport-McMoRan Copper & Gold, Inc.	193,000	20,243,770

		43,678,787

MEDIA — 1.53%
MEDIA — 1.53%
Comcast Corp.+	87,800	2,103,688
Mediaset SpA	504,300	5,206,331

		7,310,019

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 3.78%
LIFE SCIENCES TOOLS & SERVICES — 2.59%
Bachem Holding AG	146,500	12,363,002
PHARMACEUTICALS — 1.19%
Teva Pharmaceutical Industries Ltd. ADR	128,200	5,701,054

		18,064,056

REAL ESTATE — 2.88%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.88%
Country Garden Holdings Co. Ltd.+	8,100,000	13,774,642

		13,774,642

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.79%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.79%
Austriamicrosystems AG+	71,565	3,761,888

		3,761,888

TECHNOLOGY HARDWARE & EQUIPMENT — 2.81%
COMPUTERS & PERIPHERALS — 2.81%
Dell Inc.+	486,000	13,413,600

		13,413,600

TELECOMMUNICATION SERVICES — 20.41%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.26%
France Telecom SA	514,200	17,223,416
Level 3 Communications, Inc.+	3,760,700	17,487,255

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2007

	Shares/ Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 13.15%
América Móvil SA de CV	335,000	$21,440,000
China Mobile Ltd.	1,457,000	23,840,234
Crown Castle International Corp.+	434,000	17,633,420

		97,624,325

TRANSPORTATION — 2.28%
AIRLINES — 0.82%
Copa Holdings SA	97,900	3,920,895
TRANSPORTATION INFRASTRUCTURE — 1.46%
Shenzhen Chiwan Wharf Holdings Ltd.	2,706,848	6,998,803

		10,919,698

UTILITIES — 2.91%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.91%
PNOC Energy Development Corp.	97,814,100	13,895,899

		13,895,899

TOTAL COMMON STOCK (Cost $361,446,013)		419,098,889

SHORT TERM INVESTMENTS — 15.93%
Abbey National, 4.775%, 10/1/2007	$6,800,000	6,800,000
General Electric Capital Corp., 4.68%, 10/2/2007	55,000,000	54,992,850
Toyota Credit de Puerto Rico, 4.70%, 10/2/2007	14,400,000	14,398,121

TOTAL SHORT TERM INVESTMENTS (Cost $76,190,971)		76,190,971

TOTAL INVESTMENTS — 103.57% (Cost $437,636,984)		$495,289,860
LIABILITIES NET OF OTHER ASSETS — (3.57)%		(17,055,803)

NET ASSETS — 100.00%		$478,234,057

Footnote Legend

+ Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Annual Report	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Global Opportunities Fund

To the Trustees and Class I Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the Class I shares for the year then ended and for the period July 28, 2006 (commencement of operations) through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

22	Certified Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including a 30-day redemption fee on Class I shares;

(2)	ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class I Shares
Actual	$1,000.00	$1,255.30	$5.60
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report	23

INDEX COMPARISON

Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Global opportunities Fund versus MSCI AC World Index

(July 28, 2006 to September 30, 2007)*

*	Hypothetical chart is based on daily performance of the fund and index.

AVERAGE ANNUAL TOTAL RETURNS

For period ended September 30, 2007

	1 Yr	Since Inception
I Shares (Incep: 07/28/06)	58.51%	57.73%
MSCI All Country
World Index (Since: 07/28/06)	24.01%	23.89%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

24	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

26	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	27

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2007, the Thornburg Global Opportunities Fund designates 15.06% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

4.83% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2007 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2007.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met on September 11, 2007 to consider renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance since its inception in 2006 relative to a “world stock” category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, and (iv) a comparative measure of estimated portfolio earnings per share growth.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses,

28	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2007 (Unaudited)

likely will vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objectives. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the Fund’s superior investment performance in most periods relative to the performance of the category of equity mutual funds selected by the independent mutual fund analyst firm, and the Fund’s having outperformed a broad-based securities index in each measuring period since the Fund’s inception.

The Trustees concluded, based upon these and other considerations, that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged to the Fund was somewhat higher than the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, but that the overall expense ratio was comparable to the average expense ratio and higher to a small degree than the median expense ratio for the same fund group. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report	29

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

30	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg International Growth Fund

Annual Report – September 30, 2007

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg International Growth Fund

Comprehensive International Growth Investing

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including debt securities. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
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www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Thornburg International Growth Fund

September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    3

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4    Certified Annual Report

Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the Funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World ex-U.S. Growth Index – The Morgan Stanley Capital International All Country World ex-U.S. Growth Index includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Certified Annual Report    5

Letter to Shareholders

Alexander M.V. Motola, CFA Co-Portfolio Manager Brian Summers, CFA Co-Portfolio Manager

October 17, 2007

Dear Fellow Shareholder:

For the period ended September 30, 2007, the Thornburg International Growth Fund had strong relative and absolute performance over the eight months since the Fund’s inception on February 1, 2007. On September 30, 2007, the net asset value (NAV) for the Class A shares was $14.92. At inception on February 1, 2007, the Fund’s NAV was $11.94. The Fund’s Class A shares outperformed its benchmark with a total return of 24.96% (at NAV) compared to 18.16% during the same time period for the MSCI AC World ex-US Growth Index. During the performance period, currency translation as measured by the MSCI AC World ex-US Growth Index had a positive influence on returns for international markets. Initial public offerings contributed 8.86% of total return to the Fund during the performance period.

During the period from inception to the end of the third quarter of 2007, the Fund’s performance was aided by the health care, telecommunication services, utilities and consumer discretionary sectors. Within health care, Medial Saude (MEDI3 BZ) stood out. The company operates a managed care organization and network of hospitals and clinics in Brazil. Medial Saude’s business development performed to our investment thesis during our holding period but the valuation multiple tracked well ahead. We took our profits and remain interested in following the company’s future and the market’s valuation assessment.

Telecommunication services is one sector well represented in the portfolio with América Móvil SA de CV, Telefónica SA, MTN Group Ltd. and PT Telekomunikasi Indonesia. América Móvil continues to extend its leadership in the Mexican mobile market as well as build a stronger presence across Latin America. While América Móvil delivered the best returns in the group during the performance period, we see similar potential in both MTN Group and Telekomunikasi Indonesia to develop into leading players in low penetration markets with populations experiencing rising incomes and aspirations for a higher quality of life.

Another area where we were relatively successful this year is renewable energy. Our best contributor in this area thus far has been PNOC Energy Development Corp., a company based in the Philippines, which operates over 1,100 MWs of geothermal energy fields. Geothermal is an attractive renewable energy source that generates high operating margins, and it is these characteristics that engaged our interest. We were very familiar with the company at the time of the Fund’s launch due to our ownership in the Thornburg Core Growth Fund. During the performance period, we had the opportunity to participate in a secondary offering where the Philippine government reduced its stake in PNOC. The terms of the secondary offering were very interesting to us as participating investors were able to purchase the shares at a discount to the last available market price. Subsequent to the secondary offering, the company is now engaged in an auction process to sell the government’s remaining share ownership to qualified strategic buyers. These developments have accelerated the process of crystallizing the value of the business with the market, a valuation which we felt previously undervalued the assets and potential. We have made subsequent investments in related areas, including Verbund, an Austrian hydroelectric power generator.

6    Certified Annual Report

The highlight of the fiscal year was Las Vegas Sands Corp. Leading up to and following the opening of the Venetian Macao on the Cotai Strip in Macau, the stock went on a breathtaking move to new highs. We believe that the leadership at Sands have the rare combination of vision and ability to execute the details. We are excited to be part of the development as shareholders in Sands and look forward to watching management execute their game plan.

Our worst performers didn’t hurt as much as the winners helped, but they were still present and never pleasant. Among our most disappointing holdings were Soitec Securities Npv, FAVA International, Temenos Group, Takeuchi Manufacturing Co. Ltd., Nice SpA, and SXC Health Solutions. For the most part these securities have not lived up to our initial assessment of the business potential. Consequently, we have reallocated the money into securities with investment theses that we hope offer our shareholders more opportunity. The research efforts directed toward these securities may not have proven out, but we strive to execute our investment process with diligence and a consistent focus on risk management.

Striving to provide consistent investment returns requires thoughtful and comprehensive approaches to managing risk. Although we hope our statistical risk is low (standard deviation of returns), we attempt to manage risk in two ways, appropriate diversification and stock specific risk evaluation. We consciously diversify our portfolio by geography, sector (and within sectors), and by our own baskets (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). Secondly, we focus our research efforts on identifying stock specific risks by knowing the business model; identifying the accounting issues; assessing the competitive, regulatory, and legal risks; and weighing the quality of earnings being generated. With this approach we feel we are managing risk at the most basic and important level: the individual security level. “Knowing what you own” is our mantra. It is our belief that adhering to an investment strategy focused on valuation, growth, and rigorous analysis will reward our shareholders.

We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg International Growth Fund. Best wishes for a wonderful holiday season and New Year.

Regards,

Alexander M.V. Motola, CFA	Brian Summers, CFA
Managing Director	Managing Director
Co-Portfolio Manager	Co-Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	September 30, 2007

ASSETS
Investments at value (cost $57,325,379) (Note 2)	$63,449,369
Cash	902,165
Receivable for fund shares sold	2,464,344
Dividends receivable	15,303
Prepaid expenses and other assets	17,817

Total Assets	66,848,998

LIABILITIES
Payable for securities purchased	1,525,016
Payable for fund shares redeemed	24,066
Unrealized loss on forward exchange contracts (Note 7)	41,271
Payable to investment advisor and other affiliates (Note 3)	38,600
Accounts payable and accrued expenses	39,177

Total Liabilities	1,668,130

NET ASSETS	$65,180,868

NET ASSETS CONSIST OF:
Net investment loss	$(38,135)
Net unrealized appreciation on investments	6,085,646
Accumulated net realized gain (loss)	1,968,309
Net capital paid in on shares of beneficial interest	57,165,048

$65,180,868

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($25,145,474 applicable to 1,685,429 shares of beneficial interest outstanding - Note 4)	$14.92
Maximum sales charge, 4.50% of offering price	0.70

Maximum offering price per share	$15.62

Class C Shares:
Net asset value and offering price per share * ($12,376,256 applicable to 833,278 shares of beneficial interest outstanding - Note 4)	$14.85

Class I Shares:
Net asset value, offering and redemption price per share ($27,659,138 applicable to 1,845,233 shares of beneficial interest outstanding - Note 4)	$14.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the period from commencement of operations on
Thornburg International Growth Fund	February 1, 2007 to September 30, 2007

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $35,185)	$251,232
Interest income	94,183

Total Income	345,415

Expenses:
Investment advisory fees (Note 3)	213,955
Administration fees (Note 3)
Class A Shares	9,923
Class C Shares	4,301
Class I Shares	6,536
Distribution and service fees (Note 3)
Class A Shares	19,977
Class C Shares	34,410
Transfer agent fees
Class A Shares	10,015
Class C Shares	6,335
Class I Shares	5,275
Registration and filing fees
Class A Shares	23,444
Class C Shares	22,213
Class I Shares	22,594
Custodian fees (Note 3)	61,993
Professional fees	31,988
Accounting fees	692
Trustee fees	692
Other expenses	17,813

Total Expenses	492,156
Less:
Expenses reimbursed by investment advisor (Note 3)	(57,883)
Management fees waived by investment advisor (Note 3)	(89,948)
Fees paid indirectly (Note 3)	(4,783)

Net Expenses	339,542

Net Investment Income	$5,873

Certified Annual Report    9

STATEMENT OF OPERATIONS, CONTINUED

For the period from commencement of operations on
Thornburg International Growth Fund	February 1, 2007 to September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$2,086,024
Foreign currency transactions	(161,723)

1,924,301

Net change in unrealized appreciation (depreciation) on:
Investments sold	6,123,990
Foreign currency translations	(38,344)

6,085,646

Net Realized and Unrealized Gain	8,009,947

Net Increase in Net Assets Resulting From Operations	$8,015,820

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

For the period from commencement of operations on February 1, 2007 to September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$5,873
Net realized gain on investments and foreign currency transactions	1,924,301
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	6,085,646

Net Increase (Decrease) in Net Assets Resulting from Operations	8,015,820

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	22,548,699
Class C Shares	11,229,605
Class I Shares	23,386,744

Net Increase in Net Assets	65,180,868

NET ASSETS:
Beginning of period	—

End of period	$65,180,868

See notes to financial statements.

Certified Annual Report    11

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected for their growth potential.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2007

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended September 30, 2007, the Advisor voluntarily waived investment Advisory fees of $89,948. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $7,387 for Class A shares, $16,091 for Class C shares, and $34,405 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2007

For the period ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $40,619 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $252 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended September 30, 2007, fees paid indirectly were $4,783. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	For the Period Ended September 30, 2007*
	Shares	Amount
Class A Shares
Shares sold	1,859,640	$24,943,384
Shares repurchased	(174,211)	(2,395,601)
Redemption fees received**	—	916

Net Increase (Decrease)	1,685,429	$22,548,699

Class C Shares
Shares sold	842,383	$11,352,704
Shares repurchased	(9,105)	(123,492)
Redemption fees received**	—	393

Net Increase (Decrease)	833,278	$11,229,605

Class I Shares
Shares sold	1,901,175	$24,150,347
Shares repurchased	(55,942)	(764,907)
Redemption fees received**	—	1,304

Net Increase (Decrease)	1,845,233	$23,386,744

*	The Fund commenced operations on February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

The advisors, its owners, employees, and affiliated entities of the Advisor have invested amounts in the Fund valued at $18,214,184, representing 27.94% of the net asset value as of September 30, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $95,446,175 and $43,206,826, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$57,325,379

Gross unrealized appreciation on a tax basis	$6,339,510
Gross unrealized depreciation on a tax basis	(215,520)

Net unrealized appreciation (depreciation) on investments (tax basis)	$6,123,990

Distributable earnings – ordinary income	$2,028,207

In order to account for permanent book/tax differences, the Fund increased undistributed net realized investment gains by $44,008 and decreased undistributed net investment income by $44,008. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains/losses.

At September 30, 2007, the Fund had deferred tax basis currency and capital losses occurring subsequent to inception date of February 1, 2007 of $44,008 and $54,025, respectively. For tax purposes, such losses will be reflected in the period ending September 30, 2008.

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2007

NOTE 7 – FINANCIAL INSTRUMENTS WITH

OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended September 30, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:
Contracts		Contract Value Date	Unrealized Gain (Loss)
58,000,000	Philippine Peso for 1,242,502 USD	December 18, 2007	$(41,271)

Net unrealized gain (loss) from forward exchange contracts			$(41,271)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Annual Report    15

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund

	Period Ended September 30, 2007(c)
Class A Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income	(0.03)
Net realized and unrealized gain (loss) on investments	3.01

Total from investment operations	2.98

Less dividends from:
Net investment income	—

Change in net asset value	2.98

NET ASSET VALUE, end of period	$14.92

RATIOS/SUPPLEMENTAL DATA

Total return(a)	24.96%
Ratios to average net assets:
Net investment income	(0.29	)%(b)
Expenses, after expense reductions	1.64	%(b)
Expenses, after expense reductions and net of custody credits	1.62	%(b)
Expenses, before expense reductions	2.10	%(b)

Portfolio turnover rate	113.34%

Net assets at end of period (000)	$25,145

(a)	Sales load is not computed in total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to the financial statements.

16    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

	Period Ended September 30, 2007(c)
Class C Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income	(0.10)
Net realized and unrealized gain (loss) on investments	3.01

Total from investment operations	2.91

Less dividends from:
Net investment income	—

Change in net asset value	2.91

NET ASSET VALUE, end of period	$14.85

RATIOS/SUPPLEMENTAL DATA

Total return(a)	24.37%
Ratios to average net assets:
Net investment income	(1.13	)%(b)
Expenses, after expense reductions	2.39	%(b)
Expenses, after expense reductions and net of custody credits	2.38	%(b)
Expenses, before expense reductions	3.23	%(b)

Portfolio turnover rate	113.34%

Net assets at end of period (000)	$12,376

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to the financial statements.

Certified Annual Report    17

FINANCIAL HIGHLIGHTS, CONTINUED Thornburg International Growth Fund

	Period Ended September 30, 2007(c)
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain (loss) on investments	3.00

Total from investment operations	3.05

Less dividends from:
Net investment income	—

Change in net asset value	3.05

NET ASSET VALUE, end of period	$14.99

RATIOS/SUPPLEMENTAL DATA

Total return(a)	25.54%
Ratios to average net assets:
Net investment income	0.52	%(b)
Expenses, after expense reductions	1.01	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	1.64	%(b)

Portfolio turnover rate	113.34%

Net assets at end of period (000)	$27,659

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to the financial statements.

18    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	September 30, 2007

CUSIPS: CLASS A – 885-215-319, CLASS C – 885-215-293, CLASS I – 885-215-244

NASDAQ SYMBOLS: CLASS A – TIGAX, CLASS C – TIGCX, CLASS I – TINGX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Food, Beverage & Tobacco	14.9%
Utilities	14.9%
Telecommunication Services	12.5%
Pharmaceuticals, Biotechnology & Life Sciences	9.7%
Consumer Services	6.6%
Diversified Financials	6.6%
Banks	6.2%
Software and Services	4.1%
Transportation	3.8%
Technology Hardware & Equipment	2.9%
Capital Goods	2.7%
Materials	2.2%
Real Estate	2.2%
Consumer Durables & Apparel	1.9%
Media	1.5%
Other Assets & Cash Equivalents	7.3%

SUMMARY OF COUNTRY EXPOSURE As of 9/30/07 (percent of equity holdings)

Italy	8.6%
Germany	8.5%
Switzerland	8.3%
United Kingdom	8.2%
Netherlands	7.7%
Denmark	7.6%
Czech Republic	6.5%
México	6.2%
Greece	5.7%
South Africa	5.2%
United States of America	5.2%
China	4.4%
Philippines	4.3%
Austria	3.7%
Spain	3.0%
India	3.0%
Turkey	2.2%
Estonia	1.7%

	Shares/ Principal Amount	Value
COMMON STOCK — 92.74%
BANKS — 6.24%

COMMERCIAL BANKS — 6.24%
Capitalia SpA	211,000	$2,015,865
EFG Eurobank Ergasias	53,130	1,868,259
UniCredito Italiano SpA	21,000	179,670

		4,063,794

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED Thornburg International Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
CAPITAL GOODS — 2.68%
MACHINERY — 2.68%
Bolzoni SpA	256,700	$1,749,677

		1,749,677

CONSUMER DURABLES & APPAREL — 1.92%
TEXTILES, APPAREL & LUXURY GOODS — 1.92%
Antichi Pellettieri SpA	93,600	1,253,940

		1,253,940

CONSUMER SERVICES — 6.64%
HOTELS, RESTAURANTS & LEISURE — 6.64%
FU JI Food & Catering Services	394,000	1,211,317
Las Vegas Sands Corp.+	23,364	3,117,225

		4,328,542

DIVERSIFIED FINANCIALS — 6.63%
CAPITAL MARKETS — 2.43%
EFG International	33,600	1,581,516
DIVERSIFIED FINANCIAL SERVICES — 4.20%
Deutsche Börse AG	20,100	2,737,182

		4,318,698

FOOD, BEVERAGE & TOBACCO — 14.91%
BEVERAGES — 10.65%
Carlsberg A/S Class A	14,300	1,857,285
Carlsberg A/S Class B	7,000	956,024
Coca Cola Icecek A/S	162,300	1,358,103
Heineken Holding NV	48,300	2,768,710
FOOD PRODUCTS — 4.26%
Nestlé SA-REG	6,181	2,776,605

		9,716,727

MATERIALS — 2.19%
CONSTRUCTION MATERIALS — 2.19%
Cemex SAB de C.V. ADR+	47,700	1,427,184

		1,427,184

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED Thornburg International Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
MEDIA — 1.49%
MEDIA — 1.49%
Naspers Ltd.	35,000	$970,447

		970,447

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.63%
PHARMACEUTICALS — 9.63%
Glaxosmithkline ADR	26,200	1,393,840
Glaxosmithkline plc	33,600	891,629
Novo Nordisk A/S	14,600	1,762,199
Roche Holdings AG	12,300	2,230,217

		6,277,885

REAL ESTATE — 2.19%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.19%
Orco Property Group	9,500	1,426,076

		1,426,076

SOFTWARE & SERVICES — 4.14%
SOFTWARE — 4.14%
Amdocs Ltd.+	72,600	2,699,994

		2,699,994

TECHNOLOGY HARDWARE & EQUIPMENT — 2.88%
ELECTRONIC EQUIPMENT & INSTRUMENTS — 2.88%
Smartrac NV+	36,100	1,878,903

		1,878,903

TELECOMMUNICATION SERVICES — 12.50%
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.59%
PT Telekomunikasi Indonesia	1,498,500	1,802,460
Telefónica SA	65,800	1,841,834

WIRELESS TELECOMMUNICATION SERVICES — 6.91%
América Móvil SA de CV	729,900	2,335,701
MTN Group Ltd.	142,800	2,166,055

		8,146,050

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED Thornburg International Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
TRANSPORTATION — 3.80%
MARINE — 1.59%
AS Tallink Grupp+	575,700	$1,034,358
TRANSPORTATION INFRASTRUCTURE — 2.21%
China Merchants Holdings International Co., Ltd.	232,000	1,444,433

		2,478,791

UTILITIES — 14.90%
ELECTRIC UTILITIES — 7.29%
ČEZ As	40,825	2,516,859
Oest Elektrizitats	38,800	2,236,311
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.96%
PNOC Energy Development Corp.	18,178,100	2,582,460
MULTI-UTILITIES — 3.65%
RWE AG	18,900	2,377,031

		9,712,661

TOTAL COMMON STOCK (Cost $54,325,379)		60,449,369

SHORT TERM INVESTMENTS — 4.60%
General Electric Capital Corp., 4.68%, 10/1/2007	$3,000,000	3,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $3,000,000)		3,000,000

TOTAL INVESTMENTS — 97.34% (Cost $57,325,379)		$63,449,369

OTHER ASSETS LESS LIABILITIES — 2.66%		1,731,499

NET ASSETS — 100.00%		$65,180,868

Footnote Legend

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

22    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Growth Fund

To the Trustees and Shareholders of

Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period February 1, 2007 (commencement of operations) through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

Certified Annual Report    23

EXPENSE EXAMPLE Thornburg International Growth Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class A Shares
Actual	$1,000.00	$1,183.20	$8.85
Hypothetical*	$1,000.00	$1,016.96	$8.17

Class C Shares
Actual	$1,000.00	$1,178.60	$12.97
Hypothetical*	$1,000.00	$1,013.16	$11.99

Class I Shares
Actual	$1,000.00	$1,186.90	$5.43
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.62%; C: 2.38%; I: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Certified Annual Report

INDEX COMPARISON Thornburg International Growth Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Growth Fund versus MSCI AC World ex U.S. Growth Index

(February 1, 2007 to September 30, 2007)*

*	Hypothetical chart is based on daily performance of the fund and index.

TOTAL RETURNS*

For periods ended September 30, 2007 (with sales charge)

Since Inception
A Shares (Incep: 2/1/07)	19.36%
C shares (Incep: 2/1/07)	23.37%
MSCI All Country World ex-U.S. Growth Index (Since: 2/1/07)	18.16%

*	Not annualized

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg. com. The performance data does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. Class A shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World ex-U.S. Growth Index (MSCI AC World ex-U.S. Growth Index) includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Certified Annual Report    25

TRUSTEES AND OFFICERS Thornburg International Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

26    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED Thornburg International Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report    27

TRUSTEES AND OFFICERS, CONTINUED Thornburg International Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

28    Certified Annual Report

OTHER INFORMATION Thornburg International Growth Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 for the five months from the Fund’s inception of February 1, 2007 to June 30, 2007. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the period ended September 30, 2007, foreign taxes paid and foreign source income is $35,185 and $2,377,248, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2007 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The advisory agreement for the Fund was initially approved for the Fund by the Trustees at their meeting on December 3-4, 2006. The Trustees reviewed and approved the continuance of the agreement again on September 11, 2007.

In anticipation of their initial consideration of the advisory agreement for the Fund, the independent Trustees met in independent session on December 3, 2006 to discuss the proposed agreement for the Fund, the Advisor’s service for other Funds of the Trust, the proposed investment objectives and policies of the Fund, and other matters pertaining to the Fund. Following this session, the Trustees met on December 4, 2006 to consider the adoption of the proposed investment advisory agreement for the Fund and unanimously approved and adopted the agreement for the Fund. In accordance with their established practice, the Trustees determined (with the Advisor’s concurrence) to place the annual review of the Fund’s advisory agreement on the same cycle for review applicable to the other Funds of the Trust. Accordingly, and in accordance with their established practice, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) a measure of the Fund’s investment performance since inception, relative to a broad-based securities index, and (iv) a comparative measure of earnings growth.

Certified Annual Report    29

OTHER INFORMATION, CONTINUED Thornburg International Growth Fund	September 30, 2007 (Unaudited)

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, are unique or may vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objective. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the superior total returns of the Fund since its inception as compared to a broad-based securities index and a foreign small/mid cap growth category of equity mutual funds selected by an independent mutual fund analyst firm, and a comparative measure of projected earnings growth.

The Trustees concluded, based upon these and other observations, that the Advisor had satisfactorily pursued the Fund’s stated investment objective. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objective and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of a portion of its management fee, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of international multi-capitalization growth equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees also considered that the overall expense ratio of the Fund (net of fee waivers by the Advisor) fell between the median and average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, and that the management fee (net of fee waivers by the Advisor) was higher than the average and comparable to the median fee rates for the same group of funds. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. The Trustees also noted in this regard, however, that the Advisor’s profitability from its services for the Fund was likely to be reduced in the initial period of the Fund’s operations. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

30    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    31

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

32    This page is not part of the Annual Report.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

Thornburg International Growth Fund

I Shares

Annual Report – September 30, 2007

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg International Growth Fund

Comprehensive International Growth Investing

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including debt securities. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Thornburg International Growth Fund

I Shares – September 30, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    3

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4    Certified Annual Report

Important Information

The information presented on the following pages was current as of September 30, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the Funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World ex-U.S. Growth Index – The Morgan Stanley Capital International All Country World ex-U.S. Growth Index includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Certified Annual Report    5

Letter to Shareholders

Alexander M.V. Motola, CPA Co-Portfolio Manager Brian Summers, CPA Co-Portfolio Manager

October 17, 2007

Dear Fellow Shareholder:

For the period ended September 30, 2007, the Thornburg International Growth Fund had strong relative and absolute performance over the eight months since the Fund’s inception on February 1, 2007. On September 30, 2007, the net asset value (NAV) for the Class I shares was $14.99. At inception on February 1, 2007, the Fund’s NAV was $11.94. The Fund’s Class I shares outperformed its benchmark with a total return of 25.54% compared to 18.16% during the same time period for the MSCI AC World ex-US Growth Index. During the performance period, currency translation as measured by the MSCI AC World ex-US Growth Index had a positive influence on returns for international markets. Initial public offerings contributed 8.86% of total return to the Fund during the performance period.

During the period from inception to the end of the third quarter of 2007, the Fund’s performance was aided by the health care, telecommunication services, utilities and consumer discretionary sectors. Within health care, Medial Saude (MEDI3 BZ) stood out. The company operates a managed care organization and network of hospitals and clinics in Brazil. Medial Saude’s business development performed to our investment thesis during our holding period but the valuation multiple tracked well ahead. We took our profits and remain interested in following the company’s future and the market’s valuation assessment.

Telecommunication services is one sector well represented in the portfolio with América Móvil SA de CV, Telefónica SA, MTN Group Ltd. and PT Telekomunikasi Indonesia. América Móvil continues to extend its leadership in the Mexican mobile market as well as build a stronger presence across Latin America. While América Móvil delivered the best returns in the group during the performance period, we see similar potential in both MTN Group and Telekomunikasi Indonesia to develop into leading players in low penetration markets with populations experiencing rising incomes and aspirations for a higher quality of life.

Another area where we were relatively successful this year is renewable energy. Our best contributor in this area thus far has been PNOC Energy Development Corp., a company based in the Philippines, which operates over 1,100 MWs of geothermal energy fields. Geothermal is an attractive renewable energy source that generates high operating margins, and it is these characteristics that engaged our interest. We were very familiar with the company at the time of the Fund’s launch due to our ownership in the Thornburg Core Growth Fund. During the performance period, we had the opportunity to participate in a secondary offering where the Philippine government reduced its stake in PNOC. The terms of the secondary offering were very interesting to us as participating investors were able to purchase the shares at a discount to the last available market price. Subsequent to the secondary offering, the company is now engaged in an auction process to sell the government’s remaining share ownership to qualified strategic buyers. These developments have accelerated the process of crystallizing the value of the business with the market, a valuation which we felt previously undervalued the assets and potential. We have made subsequent investments in related areas, including Verbund, an Austrian hydroelectric power generator.

6    Certified Annual Report

The highlight of the fiscal year was Las Vegas Sands Corp. Leading up to and following the opening of the Venetian Macao on the Cotai Strip in Macau, the stock went on a breathtaking move to new highs. We believe that the leadership at Sands have the rare combination of vision and ability to execute the details. We are excited to be part of the development as shareholders in Sands and look forward to watching management execute their game plan.

Our worst performers didn’t hurt as much as the winners helped, but they were still present and never pleasant. Among our most disappointing holdings were Soitec Securities Npv, FAVA International, Temenos Group, Takeuchi Manufacturing Co. Ltd., Nice SpA, and SXC Health Solutions. For the most part these securities have not lived up to our initial assessment of the business potential. Consequently, we have reallocated the money into securities with investment theses that we hope offer our shareholders more opportunity. The research efforts directed toward these securities may not have proven out, but we strive to execute our investment process with diligence and a consistent focus on risk management.

Striving to provide consistent investment returns requires thoughtful and comprehensive approaches to managing risk. Although we hope our statistical risk is low (standard deviation of returns), we attempt to manage risk in two ways, appropriate diversification and stock specific risk evaluation. We consciously diversify our portfolio by geography, sector (and within sectors), and by our own baskets (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). Secondly, we focus our research efforts on identifying stock specific risks by knowing the business model; identifying the accounting issues; assessing the competitive, regulatory, and legal risks; and weighing the quality of earnings being generated. With this approach we feel we are managing risk at the most basic and important level: the individual security level. “Knowing what you own” is our mantra. It is our belief that adhering to an investment strategy focused on valuation, growth, and rigorous analysis will reward our shareholders.

We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg International Growth Fund. Best wishes for a wonderful holiday season and New Year.

Regards,

Alexander M.V. Motola, CFA	Brian Summers, CFA
Managing Director	Managing Director
Co-Portfolio Manager	Co-Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	September 30, 2007

ASSETS
Investments at value (cost $57,325,379) (Note 2)	$63,449,369
Cash	902,165
Receivable for fund shares sold	2,464,344
Dividends receivable	15,303
Prepaid expenses and other assets	17,817

Total Assets	66,848,998

LIABILITIES
Payable for securities purchased	1,525,016
Payable for fund shares redeemed	24,066
Unrealized loss on forward exchange contracts (Note 7)	41,271
Payable to investment advisor and other affiliates (Note 3)	38,600
Accounts payable and accrued expenses	39,177

Total Liabilities	1,668,130

NET ASSETS	$65,180,868

NET ASSETS CONSIST OF:
Net investment loss	$(38,135)
Net unrealized appreciation on investments	6,085,646
Accumulated net realized gain (loss)	1,968,309
Net capital paid in on shares of beneficial interest	57,165,048

$65,180,868

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($25,145,474 applicable to 1,685,429 shares of beneficial interest outstanding—Note 4)	$14.92
Maximum sales charge, 4.50% of offering price	0.70

Maximum offering price per share	$15.62

Class C Shares:
Net asset value and offering price per share * ($12,376,256 applicable to 833,278 shares of beneficial interest outstanding—Note 4)	$14.85

Class I Shares:
Net asset value, offering and redemption price per share ($27,659,138 applicable to 1,845,233 shares of beneficial interest outstanding—Note 4)	$14.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8    Certified Annual Report

STATEMENT OF OPERATIONS	For the period from commencement of operations on
Thornburg International Growth Fund	February 1, 2007 to September 30, 2007

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $35,185)	$251,232
Interest income	94,183

Total Income	345,415

EXPENSES:
Investment advisory fees (Note 3)	213,955
Administration fees (Note 3)
Class A Shares	9,923
Class C Shares	4,301
Class I Shares	6,536
Distribution and service fees (Note 3)
Class A Shares	19,977
Class C Shares	34,410
Transfer agent fees
Class A Shares	10,015
Class C Shares	6,335
Class I Shares	5,275
Registration and filing fees
Class A Shares	23,444
Class C Shares	22,213
Class I Shares	22,594
Custodian fees (Note 3)	61,993
Professional fees	31,988
Accounting fees	692
Trustee fees	692
Other expenses	17,813

Total expenses	492,156
Less:
Expenses reimbursed by investment advisor (Note 3)	(57,883)
Management fees waived by investment advisor (Note 3)	(89,948)
Fees paid indirectly (Note 3)	(4,783)

Net Expenses	339,542

Net Investment Income	$5,873

Certified Annual Report    9

STATEMENT OF OPERATIONS, CONTINUED	For the period from commencement of operations on
Thornburg International Growth Fund	February 1, 2007 to September 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$2,086,024
Foreign currency transactions	(161,723)

1,924,301

Net change in unrealized appreciation (depreciation) on:
Investments sold	6,123,990
Foreign currency translations	(38,344)

6,085,646

Net Realized and Unrealized Gain	8,009,947

Net Increase in Net Assets Resulting From operations	$8,015,820

See notes to financial statements.

10    Certified Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

For the period from commencement of operations on February 1, 2007 to September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$5,873
Net realized gain on investments and foreign currency transactions	1,924,301
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	6,085,646

Net Increase (Decrease) in Net Assets Resulting from Operations	8,015,820

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	22,548,699
Class C Shares	11,229,605
Class I Shares	23,386,744

Net Increase in net Assets	65,180,868

NET ASSETS:
Beginning of period	—

End of period	$65,180,868

See notes to financial statements.

Certified Annual Report    11

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2007

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected for their growth potential.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value. In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

12    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Growth Fund	September 30, 2007

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended September 30, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended September 30, 2007, the Advisor voluntarily waived investment Advisory fees of $89,948. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended September 30, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $7,387 for Class A shares, $16,091 for Class C shares, and $34,405 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Growth Fund	September 30, 2007

For the period ended September 30, 2007, the Distributor has advised the Fund that it earned commissions aggregating $40,619 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $252 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed ..25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended September 30, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended September 30, 2007, fees paid indirectly were $4,783. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	For the Period ended September 30, 2007*
	Shares	Amount
Class A Shares
Shares sold	1,859,640	$24,943,384
Shares repurchased	(174,211)	(2,395,601)
Redemption fees received**	—	916

Net Increase (Decrease)	1,685,429	$22,548,699

Class C Shares
Shares sold	842,383	$11,352,704
Shares repurchased	(9,105)	(123,492)
Redemption fees received**	—	393

Net Increase (Decrease)	833,278	$11,229,605

Class I Shares
Shares sold	1,901,175	$24,150,347
Shares repurchased	(55,942)	(764,907)
Redemption fees received**	—	1,304

Net Increase (Decrease)	1,845,233	$23,386,744

*	The Fund commenced operations on February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

The advisors, its owners, employees, and affiliated entities of the Advisor have invested amounts in the Fund valued at $18,214,184, representing 27.94% of the net asset value as of September 30, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended September 30, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $95,446,175 and $43,206,826, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$57,325,379

Gross unrealized appreciation on a tax basis	$6,339,510
Gross unrealized depreciation on a tax basis	(215,520)

Net unrealized appreciation (depreciation) on investments (tax basis)	$6,123,990

Distributable earnings – ordinary income	$2,028,207

In order to account for permanent book/tax differences, the Fund increased undistributed net realized investment gains by $44,008 and decreased undistributed net investment income by $44,008. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains/losses.

At September 30, 2007, the Fund had deferred tax basis currency and capital losses occurring subsequent to inception date of February 1, 2007 of $44,008 and $54,025, respectively. For tax purposes, such losses will be reflected in the period ending September 30, 2008.

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Growth Fund	September 30, 2007

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended September 30, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

		Unrealized
Contracts	Contract Value Date	Gain (Loss)
58,000,000 Philippine Peso for 1,242,502 USD	December 18, 2007	$(41,271)

Net unrealized gain (loss) from forward exchange contracts		$(41,271)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006, and, upon implementation, is applicable to all open tax years. On December 22, 2006, the Securities and Exchange Commission extended the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, which for the Fund is March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Annual Report    15

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund

	Period ended September 30, 2007(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain (loss) on investments	3.00

Total from investment operations	3.05
Less dividends from:
Net investment income	—

Change in net asset value	3.05
NET ASSET VALUE, end of period	$14.99

RATIOS/SUPPLEMENTAL DATA

Total return(a)	25.54%
Ratios to average net assets:
Net investment income	0.52	% (b)
Expenses, after expense reductions	1.01	% (b)
Expenses, after expense reductions and net of custody credits	0.99	% (b)
Expenses, before expense reductions	1.64	% (b)
Portfolio turnover rate	113.34%
Net assets at end of period (000)	$27,659

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to the financial statements.

16    Certified Annual Report

SCHEDULE OF INVESTMENTS
Thornburg International Growth Fund	September 30, 2007

CUSIPS: CLASS A - 885-215-319, CLASS C - 885-215-293, CLASS I - 885-215-244

NASDAQ SYMBOLS: CLASS A – TIGAX, CLASS C – TIGCX, CLASS I – TINGX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/07

Food, Beverage & Tobacco	14.9%
Utilities	14.9%
Telecommunication Services	12.5%
Pharmaceuticals, Biotechnology & Life Sciences	9.7%
Consumer Services	6.6%
Diversified Financials	6.6%
Banks	6.2%
Software and Services	4.1%
Transportation	3.8%
Technology Hardware & Equipment	2.9%
Capital Goods	2.7%
Materials	2.2%
Real Estate	2.2%
Consumer Durables & Apparel	1.9%
Media	1.5%
Other Assets & Cash Equivalents	7.3%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/07 (percent of equity holdings)

Italy	8.6%
Germany	8.5%
Switzerland	8.3%
United Kingdom	8.2%
Netherlands	7.7%
Denmark	7.6%
Czech Republic	6.5%
México	6.2%
Greece	5.7%
South Africa	5.2%
United States of America	5.2%
China	4.4%
Philippines	4.3%
Austria	3.7%
Spain	3.0%
India	3.0%
Turkey	2.2%
Estonia	1.7%

	Shares/ Principal Amount	Value
COMMON STOCK — 92.74%
BANKS — 6.24%
COMMERCIAL BANKS — 6.24%
Capitalia SpA	211,000	$2,015,865
EFG Eurobank Ergasias	53,130	1,868,259
UniCredito Italiano SpA	21,000	179,670

		4,063,794

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
CAPITAL GOODS — 2.68%
MACHINERY — 2.68%
Bolzoni SpA	256,700	$1,749,677

		1,749,677

CONSUMER DURABLES & APPAREL — 1.92%
TEXTILES, APPAREL & LUXURY GOODS — 1.92%
Antichi Pellettieri SpA	93,600	1,253,940

		1,253,940

CONSUMER SERVICES — 6.64%
HOTELS RESTAURANTS & LEISURE — 6.64%
FU JI Food & Catering Services	394,000	1,211,317
Las Vegas Sands Corp.+	23,364	3,117,225

		4,328,542

DIVERSIFIED FINANCIALS — 6.63%
CAPITAL MARKETS — 2.43%
EFG International	33,600	1,581,516
DIVERSIFIED FINANCIAL SERVICES — 4.20%
Deutsche Börse AG	20,100	2,737,182

		4,318,698

FOOD, BEVERAGE & TOBACCO — 14.91%
BEVERAGES — 10.65%
Carlsberg A/S Class A	14,300	1,857,285
Carlsberg A/S Class B	7,000	956,024
Coca Cola Icecek A/S	162,300	1,358,103
Heineken Holding NV	48,300	2,768,710
FOOD PRODUCTS — 4.26%
Nestlé SA-REG	6,181	2,776,605

		9,716,727

MATERIALS — 2.19%
CONSTRUCTION MATERIALS — 2.19%
Cemex SAB de C.V. ADR+	47,700	1,427,184

		1,427,184

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
MEDIA — 1.49%
MEDIA — 1.49%
Naspers Ltd.	35,000	$970,447

		970,447

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.63%
PHARMACEUTICALS — 9.63%
Glaxosmithkline ADR	26,200	1,393,840
Glaxosmithkline plc	33,600	891,629
Novo Nordisk A/S	14,600	1,762,199
Roche Holdings AG	12,300	2,230,217

		6,277,885

REAL ESTATE — 2.19%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.19%
Orco Property Group	9,500	1,426,076

		1,426,076

SOFTWARE & SERVICES — 4.14%
SOFTWARE — 4.14%
Amdocs Ltd.+	72,600	2,699,994

		2,699,994

TECHNOLOGY HARDWARE & EQUIPMENT — 2.88%
ELECTRONIC EQUIPMENT & INSTRUMENTS — 2.88%
Smartrac NV+	36,100	1,878,903

		1,878,903

TELECOMMUNICATION SERVICES — 12.50%
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.59%
PT Telekomunikasi Indonesia	1,498,500	1,802,460
Telefónica SA	65,800	1,841,834
WIRELESS TELECOMMUNICATION SERVICES — 6.91%
América Móvil SA de CV	729,900	2,335,701
MTN Group Ltd.	142,800	2,166,055

		8,146,050

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Growth Fund	September 30, 2007

	Shares/ Principal Amount	Value
TRANSPORTATION — 3.80%
MARINE — 1.59%
AS Tallink Grupp+	575,700	$1,034,358
TRANSPORTATION INFRASTRUCTURE — 2.21%
China Merchants Holdings International Co., Ltd.	232,000	1,444,433

		2,478,791

UTILITIES — 14.90%
ELECTRIC UTILITIES — 7.29%
ČEZ As	40,825	2,516,859
Oest Elektrizitats	38,800	2,236,311
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.96%
PNOC Energy Development Corp.	18,178,100	2,582,460
MULTI-UTILITIES — 3.65%
RWE AG	18,900	2,377,031

		9,712,661

TOTAL COMMON STOCK (Cost $54,325,379)		60,449,369
SHORT TERM INVESTMENTS — 4.60%
General Electric Capital Corp., 4.68%, 10/1/2007	$3,000,000	3,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $3,000,000)		3,000,000

TOTAL INVESTMENTS — 97.34% (Cost $57,325,379)		$63,449,369
OTHER ASSETS LESS LIABILITIES — 2.66%		1,731,499

NET ASSETS — 100.00%		$65,180,868

Footnote Legend

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

20    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Growth Fund

To the Trustees and Class I Shareholders of

Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the Class I shares for the period February 1, 2007 (commencement of operations) through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2007

Certified Annual Report    21

EXPENSE EXAMPLE
Thornburg International Growth Fund	September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including a 30-day redemption fee on Class I shares;

(2)	ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2007 and held until September 30, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/07	Ending Account Value 9/30/07	Expenses Paid During Period† 3/31/07–9/30/07
Class I Shares
Actual	$1,000.00	$1,186.90	$5.43
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for Class I share (0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

22    Certified Annual Report

INDEX COMPARISON
Thornburg International Growth Fund	September 30, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Growth Fund versus MSCI AC World ex U.S. Growth Index

(February 1, 2007 to September 30, 2007)*

TOTAL RETURNS*

For periods ended September 30, 2007

Since Inception
I shares (Incep: 2/1/07)	25.54%
MSCI all Country World ex-U.S. Growth Index (Since: 2/1/07)	18.16%

*	Not annualized

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World ex-U.S. Growth Index (MSCI AC World ex-U.S. Growth Index) includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Certified Annual Report    23

TRUSTEES AND OFFICERS
Thornburg International Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held With Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 61 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 51 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 62 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 66 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 61 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 58 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 53 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 48 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

24    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg International Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held With Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 44 Vice President since 1996	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 68 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 40 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 53 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 37 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 36 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 44 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 39 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 37 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 41 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 33 Vice President since 2003, Secretary since 2007	Managing Director since 2007, Mutual Fund Support Service Department Manager since 2002, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 49 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA to 2002.	Not applicable

Certified Annual Report    25

TRUSTEES AND OFFICERS, CONTINUED
Thornburg International Growth Fund	September 30, 2007 (Unaudited)

Name, Age, Position Held With Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 37 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.	Not applicable

Van Billops, 41 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 36 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 36 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank to 2002.	Not applicable

Connor Browne, 28 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 33 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004; Associate, Lehman Brothers to 2002.	Not applicable

Brian Summers, 35 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager (2005–2006) of Thornburg Investment Management, Inc.; Senior Analyst, Institutional Shareholder Service 2003–2004.	Not applicable

Lewis Kaufman, 31 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of thirteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has thirteen active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the thirteen Funds of the Trust. Each Trustee oversees the thirteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the thirteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

26    Certified Annual Report

OTHER INFORMATION
Thornburg International Growth Fund	September 30, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 for the five months from the Fund’s inception of February 1, 2007 to June 30, 2007. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the period ended September 30, 2007, foreign taxes paid and foreign source income is $35,185 and $2,377,248, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2007 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The advisory agreement for the Fund was initially approved for the Fund by the Trustees at their meeting on December 3-4, 2006. The Trustees reviewed and approved the continuance of the agreement again on September 11, 2007.

In anticipation of their initial consideration of the advisory agreement for the Fund, the independent Trustees met in independent session on December 3, 2006 to discuss the proposed agreement for the Fund, the Advisor’s service for other Funds of the Trust, the proposed investment objectives and policies of the Fund, and other matters pertaining to the Fund. Following this session, the Trustees met on December 4, 2006 to consider the adoption of the proposed investment advisory agreement for the Fund and unanimously approved and adopted the agreement for the Fund. In accordance with their established practice, the Trustees determined (with the Advisor’s concurrence) to place the annual review of the Fund’s advisory agreement on the same cycle for review applicable to the other Funds of the Trust. Accordingly, and in accordance with their established practice, the independent Trustees met in July 2007 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer reviewed the specified information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 11, 2007 the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) a measure of the Fund’s investment performance since inception, relative to a broad-based securities index, and (iv) a comparative measure of earnings growth.

Certified Annual Report    27

OTHER INFORMATION, CONTINUED
Thornburg International Growth Fund	September 30, 2007 (Unaudited)

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, are unique or may vary from the methods for selecting the investments for other funds.

The matters considered demonstrated to the Trustees that the Advisor had continued to pursue the Fund’s stated objective. Respecting the Fund’s investment performance, the Trustees considered (among other matters) the superior total returns of the Fund since its inception as compared to a broad-based securities index and a foreign small/mid cap growth category of equity mutual funds selected by an independent mutual fund analyst firm, and a comparative measure of projected earnings growth.

The Trustees concluded, based upon these and other observations, that the Advisor had satisfactorily pursued the Fund’s stated investment objective. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objective and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of a portion of its management fee, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of international multi-capitalization growth equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees also considered that the overall expense ratio of the Fund (net of fee waivers by the Advisor) fell between the median and average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, and that the management fee (net of fee waivers by the Advisor) was higher than the average and comparable to the median fee rates for the same group of funds. The Trustees reviewed information about the fees charged by the Advisor to other investment management clients, but noted in their review that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. The Trustees also noted in this regard, however, that the Advisor’s profitability from its services for the Fund was likely to be reduced in the initial period of the Fund’s operations. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

28    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    29

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

30    This page is not part of the Annual Report.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $193 million in Thornburg products.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Item 2.	Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that two members of the Trust’s audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, are set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4.	Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years ended September 30, 2006 and September 30, 2007 for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”) in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2006	Year Ended September 30, 2007
Thornburg Investment Trust	$313,000	$543,500

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements are set out below.

	Year Ended September 30, 2006	Year Ended September 30, 2007
Thornburg Investment Trust	$-0-	$18,883

The audit-related fees billed to the Trust in the year ended September 30, 2007 related to preparation for and attendance at audit committee meetings as well as travel and out of pocket expenses.

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2006 and September 30, 2007 for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below.

	Year Ended September 30, 2006	Year Ended September 30, 2007
Thornburg Investment Trust	$89,800	$121,260

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2006 and September 30, 2007 for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2006	Year Ended September 30, 2007
Thornburg Investment Trust	$2,443	$-0-

The figure shown for the year ended September 30, 2006 pertains to travel expenses for the training class that was provided to the Trust’s accounting staff.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds, except that PWC has provided to the investment advisor, Thornburg Investment Management, Inc. (i) attestation of its investment performance presentations, and (ii) PWC performed an audit of Thornburg International Equity Fund (QP), LLC, a private equity fund as to which the advisor is the manager. Neither the attestation of the advisor’s presentations nor the audit of the private equity fund related directly to the Trust’s operations or financial reporting. The fees billed by PWC for these services were $-0- and $76,504 for the fiscal years ended September 30, 2006 and September 30, 2007, respectively. The Audit Committee has considered whether PWC’s performance of the described services for the investment advisor is compatible with maintaining PWC’s independence.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2007, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedure for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11.	Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	(1) Code of Business Conduct and Ethics.

(a)	(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)	(3) Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. (herein referred to as the “Funds”).

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	November 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	November 28, 2007

By:	/s/ George T. Strickland
George T. Strickland
Treasurer and principal financial officer

Date:	November 28, 2007